Exhibit 10.1
AGREEMENT
FOR
GUARANTEED MAXIMUM PRICE
CONSTRUCTION SERVICES
BETWEEN
CASINO ONE CORPORATION
(“Owner”)
AND
YATES/PARIC, A JOINT VENTURE
(“Contractor”)
FOR
RIVER CITY CASINO AND RESORT

TABLE OF CONTENTS

ARTICLE I DEFINITIONS	3

1.1 Architect	3
1.2 Change, Change Order, Change Proposal and Construction Change Directive	3
1.3 Claim	3
1.4 Contract	3
1.5 Contract Documents	3
1.6 Contract Time	4
1.7 Cost of the Work	4
1.8 Drawings	4
1.9 Final Completion	4
1.10 Guaranteed Date of Substantial Completion	4
1.11 Guaranteed Maximum Price	4
1.12 Major Permits	4
1.13 Modification	5
1.14 Owner’s Lenders	5
1.15 Principal Interior Designer	5
1.16 Specifications	5
1.17 Subcontractor	5
1.18 Substantial Completion	5
1.19 Substitution	5
1.20 Vendor	6
1.21 Work	6

ARTICLE II INTENT, INTERPRETATION AND CORRELATION	6

2.1 Intent of the Contract Documents	6
2.2 Order of Precedence	7
2.3 Contractor’s Compliance with Contract Documents	7

ARTICLE III GUARANTEED MAXIMUM PRICE	8

3.1 Guaranteed Maximum Price	8
3.2 Cost of the Work	13
3.3 Non-Allowable Cost of the Work	17
3.4 Contractor’s Responsibility for Taxes	20
3.5 Discounts, Rebates and Refunds	20
3.6 No Duplication	20

ARTICLE IV CONTRACT TIME AND INTERIM MILESTONE DATES	21

4.1 Definitions	21
4.2 Time is of the Essence	21
4.3 Completion Guarantees	22
4.4 Liquidated Damages	22

ARTICLE V PAYMENTS TO CONTRACTOR	23

5.1 Schedule of Values	23
5.2 Applications for Progress Payments	24
5.3 Time of Payments	27
5.4 Owner’s Right To Withhold	27
5.5 Joint Payee Checks	30
5.6 Retention	31

5.7 Substantial Completion Payment	31
5.8 Final Payment	31
5.9 Disputed Payments	33
5.10 Ownership of Materials	33
5.11 Deposits and Payments	34
5.12 Waiver	34
5.13 Materials Off-Site	34

ARTICLE VI OWNER’S RESPONSIBILITIES	35

6.1 Information and Services	35
6.2 Limitations	36
6.3 Project Representative	36
6.4 Approval of Major Purchases	36
6.5 Site Access	36
6.6 Payments	37
6.7 Proof of Funding	37
6.8 Good Faith	37
6.9 Timely Delivery of Drawings	37

ARTICLE VII CONTRACTOR’S RESPONSIBILITIES	37

7.1 Contractor’s Specific Representations	37
7.2 General Description	40
7.3 Preconstruction Services	43
7.4 Systems and Procedures	45
7.5 Schedule Meetings and Records	46
7.6 Contractor’s Operations	46
7.7 Site Discipline	47
7.8 Site Security	48
7.9 Coordination with Others	49
7.10 Product and Design Substitutions	50
7.11 Tests and Inspections	51
7.12 Access to Stored Material	52
7.13 Shop Drawings, Product Data and Samples	52
7.14 Project Record Documents and As-Built Requirements	53
7.15 Site Clean Up	54
7.16 Construction Facilities and Temporary Controls	56
7.17 Cutting and Patching of Work	56
7.18 Performance and Payment Bond Requirements	57
7.19 Liens	57
7.20 Royalties and Patents	58
7.21 Training	58
7.22 Construction Photographs	58
7.23 Statement of Unpaid Claims	58

ARTICLE VIII ARCHITECT	59

8.1 Architect’s Administration of the Contract	59

ARTICLE IX SUBCONTRACTORS AND VENDORS	60

9.1 Subcontractors and Vendors	60
9.2 Consent To Use Proposed Subcontractors and Vendors	60
9.3 Form of Subcontracts and Purchase Orders	60
9.4 Subcontractors and Vendors Designated By Owner	61
9.5 Payments to Subcontractors from the Contractor	61
9.6 Subcontractor and Vendor Replacements	61
9.7 Communications with Subcontractors and Vendors	61
9.8 Assignment	62

ARTICLE X WARRANTY OBLIGATIONS	62

10.1 Contractor’s Warranty	62
10.2 Contractor’s Warranty Period	63
10.3 Compliance with Contract Documents	63
10.4 Warranty Costs	63
10.5 Timeliness of Corrective Services	64
10.6 Warranty Survival	64
10.7 Owner’s Right to Correct	65
10.8 Owner’s Right to Supplement Work of Contractor	65
10.9 Acceptance of Non-Conforming Work	65
10.10 Warranty Exclusions	65
10.11 Written Guaranty	65

ARTICLE XI SCHEDULING, DELAYS AND ACCELERATION	66

11.1 Owner’s Right to Modify	66
11.2 Project Schedule	66
11.3 Schedule Updates	66
11.4 Force Majeure Delay	67
11.5 Owner Delay	67
11.6 Extensions of Time and Guaranteed Maximum Price Increases for Delay	67
11.7 Limitations	69
11.8 Recovery Plans	70
11.9 Accelerations for Owner’s Convenience	71
11.10 Schedule Coordination	71
11.12 Partial Occupancy or Use	72
11.13 Other	73

ARTICLE XII SUBSTANTIAL AND FINAL COMPLETION	73

12.1 Substantial Completion Procedures and Requirements	73
12.2 Final Completion Procedures and Requirements	75

ARTICLE XIII CONCEALED CONDITIONS AND UNCOVERING OF WORK	79

13.1 Concealed Conditions	79
13.2 Covering of Work	79

ARTICLE XIV INDEMNIFICATION	80

14.1 Indemnitee	80
14.2 Defense Costs	81
14.3 Hazardous Materials	81
14.4 Other Limitations	81
14.5 Survival of Indemnification Provisions	82
14.6 Risk	82

ARTICLE XV INSURANCE	83

15.1 Owner Controlled Insurance Program	83
15.2 Evidence of Coverage	84
15.3 Deductibles	84
15.4 Cooperation by the Parties	84
15.5 Duration	84

ARTICLE XVI SAFETY AND COMPLIANCE	85

16.1 Contractor’s Site Safety Responsibilities	85
16.2 Compliance	87

ARTICLE XVII TERMINATION OR SUSPENSION OF THE CONTRACT	87

17.1 Material Default by Contractor	87
17.2 Termination for Convenience	91
17.3 Suspensions by Owner	92
17.4 Claims for Consequential Damages	93
17.5 Other Rights and Remedies	94
17.6 Contractor’s Remedies	94

ARTICLE XVIII CHANGE IN THE WORK	95

18.1 Change	95
18.2 Change Order	95
18.3 Change Proposal Request	96
18.4 Construction Change Directive	97
18.5 Determination of Increases in Guaranteed Maximum Price	98
18.6 Simultaneous Submittal Requirements	98
18.7 Continued Performance	98
18.8 Effect of Change Orders	99
18.9 Verbal Instructions and Minor Changes in the Work	99
18.10 Waiver and Release of Contractor’s Rights	100

ARTICLE XIX RECORD KEEPING AND AUDIT RIGHTS	100

19.1 Required Accounting Records	100
19.2 Purpose and Extent of Record Access	101
19.3 Record Keeping Formats	101
19.4 Certifications	101
19.5 Flow Down Provisions	101
19.6 Remedies	102
19.7 Record Retention	102

ARTICLE XX CLAIMS	102

20.1 Definition	102
20.2 Notice	102
20.3 Pending Resolution	103
20.4 Final Settlement of Claims	103
20.5 Unresolved Claims	103

ARTICLE XXI OWNER’S LENDERS	103

21.1 Owner’s Lenders	103
21.2 Assignment and Default	104
21.3 Owner’s Lenders Election	104
21.4 Payment and Work Continuation	105
21.5 Payments	105
21.6 Audit Rights	105
21.7 Access	105
21.8 [Intentionally Omitted]	105
21.9 General Cooperation	105

ARTICLE XXII DISPUTE RESOLUTION AND GOVERNING LAW	106

22.1 Judicial Determination	106
22.2 Waiver of Jury Trial	106
22.3 Governing Law	106
22.4 Non-Waiver	106
22.5 Severability	106

ARTICLE XXIII PROPRIETARY INFORMATION AND USE OF OWNER’S NAME	107

23.1 Proprietary Information	107
23.2 Advertising and Use of Owner’s Name	107
23.3 Use of Drawings	107

ARTICLE XXIV MISCELLANEOUS PROVISIONS	108

24.1 Assignment	108
24.2 Subordination	108
24.3 No Third-Party Beneficiaries	108
24.4 Enforceability	109
24.5 Headings	109
24.6 Counterparts	109
24.7 Legal Fees	109
24.8 Waiver	109
24.9 Intent of the Parties	109
24.10 Survival	110
24.11 Independent Contractor	110
24.12 Privileged Business	110
24.13 Pinnacle Entertainment’s Compliance Committee	111
24.14 M/W/DBE and Missouri Businesses	111
24.15 Joint and Several Liability	111
24.16 Entire Agreement	111

ARTICLE XXV NOTICES	112

25.1 Notice Procedures	112
25.2 Notices to Owner	112
25.3 Notices to Contractor	112
25.4 Change of Address	113

AGREEMENT FOR GUARANTEED MAXIMUM PRICE CONSTRUCTION SERVICES
This Agreement for Guaranteed Maximum Price Construction Services (“Agreement”), effective as of August 8, 2008 (the “Effective Date”) is entered into between Casino One Corporation, a Mississippi corporation (“Owner”), and Yates/Paric, a joint venture, (“Contractor”), with regard to the following.
RECITALS
A.	Owner owns or leases the real property described on Exhibit A attached hereto and incorporated herein by the reference (“Site”).

B.	Owner desires to construct on the Site a first class luxury resort and casino, including casino and gaming areas, restaurants, retail, and exterior features, and all on-Site and off-Site improvements and infrastructure related thereto, all in full accordance with the Contract Documents, including the Drawings and Specifications, and including the Work (as defined below) (the “Project”). Contractor’s Work is only a portion of the Project. The Project also includes services and materials to be provided by Owner and other separate contractors and consultants.

C.	Contractor and Owner acknowledge that the Drawings and Specifications are not complete, and Contractor and Owner agree to work together to complete the Drawings and Specifications as provided in this Agreement, including consistent with the Guaranteed Maximum Price Premises and Assumptions and Project Schedule.

D.	Owner desires to engage Contractor to construct, and supervise the construction of, that portion of the Project comprising the Work as more fully described in this Agreement and Contractor desires to accept such engagement, upon the terms and conditions contained in this Agreement.

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AGREEMENT
In consideration of the mutual covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contractor and Owner hereby adopt and incorporate the foregoing Recitals and agree as follows:
ARTICLE I
DEFINITIONS
1.1 Architect. The “Architect” for the Project is Bergman, Walls and Associates or any other architect designated by Owner to Contractor in writing.
1.2 Change, Change Order, Change Proposal and Construction Change Directive. The terms Change, Change Order, Change Proposal and Construction Change Directive are defined in Article 18 of this Agreement.
1.3 Claim. The term Claim is defined in Section 20.1 of this Agreement.
1.4 Contract. Collectively the Contract Documents described in Section 1.5 below form the entire contract for implementation of the Work and are collectively referred to as the “Contract”.
1.5 Contract Documents. “Contract Documents” shall consist of the documents listed in this Section 1.5 which are hereby incorporated herein by this reference:
1.5.1 This Agreement (including all Exhibits hereto);
1.5.2 The Drawings (as defined in Section 1.8 below);
1.5.3 The Specifications (as defined in Section 1.16 below);
1.5.4 The Project Schedule (as defined in Section 11.2 of this Agreement and attached hereto as Exhibit B);
1.5.5 The list of those personnel assigned by Contractor as Contractor’s Personnel, attached hereto as Exhibit C;
1.5.6 All contracts and purchase orders of Contractor with Subcontractors and/or Vendors with attachments thereto;
1.5.7 The list of Contractor’s Owned Equipment to be rented to Owner pursuant to Section 3.2.6 of this Agreement, attached hereto as Exhibit D;
1.5.8 The Schedule of Values (as defined in Section 5.1 of this Agreement);
1.5.9 Guaranteed Maximum Price Premises and Assumptions, as defined in Section 3.1.8.1 of this Agreement;

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1.5.10 Technical Studies and Reports (as defined in Section 7.2 of this Agreement); and
1.5.11 All supplements, addenda, modifications and amendments to any of the foregoing Sections 1.5.1 through and including 1.5.10, from time to time approved by Owner in writing, including, without limitation, any Change Orders (as defined in Section 18.2 of this Agreement) and Construction Change Directives (as defined in Article 18 of this Agreement), and such other documents expressly referred to in the foregoing documents as being a part of the Contract Documents. The Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, and Contractor’s bid or portion of addenda relating to bidding requirements, except to the extent included as part of a subcontract approved in accordance with this Agreement and not inconsistent with this Agreement).
1.6 Contract Time. The “Contract Time” is the period of time for the Contractor to achieve Substantial Completion of the Work in its entirety as further described in Section 4.1 of this Agreement.
1.7 Cost of the Work. Cost of the Work shall have the meaning set forth in Section 3.2 of this Agreement.
1.8 Drawings. “Drawings” are the graphic and pictorial portions of the Contract Documents, wherever located and whenever issued, which are approved for use during construction and show the design, location and dimensions of the Work and Project including plans, elevations, sections, diagrams and other details; provided, however, Owner and Contractor acknowledge that as of the Effective Date the Drawings are not complete. The Drawings include those listed on Exhibit E attached hereto and incorporated herein by this reference.
1.9 Final Completion. Final Completion shall have the meaning set forth in Section 12.2 of this Agreement.
1.10 Guaranteed Date of Substantial Completion. The term Guaranteed Date of Substantial Completion is defined in Section 4.1 of this Agreement.
1.11 Guaranteed Maximum Price. The term Guaranteed Maximum Price shall have the meaning set forth in Section 3.1 of this Agreement.
1.12 Major Permits. Major Permits are the architectural, grading and structural permits, including plan check fees and transportation taxes directly relating thereto, for the major building components of the Project. Major Permits shall not include individual permits relating to individual Subcontractor’s respective portions of the Work, other than those identified in this Section 1.12, unless otherwise agreed upon by Owner and Contractor (provided, however, Owner shall pay for the plan check fees and transportation taxes relating to the mechanical, electrical and plumbing permits for the Project).

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1.13 Modification. The Contract Documents may be amended only by a “Modification” which is defined to mean any of the following:
1.13.1 A written amendment to the Contract identified as such and signed by both parties;
1.13.2 A Change Order as defined in Article 18 of this Agreement;
1.13.3 A Construction Change Directive as defined in Article 18 of this Agreement; or
1.13.4 A Minor Change as defined in Section 18.9 of this Agreement.
1.14 Owner’s Lenders. The term Owner’s Lenders is defined in Article 21 of this Agreement.
1.15 Principal Interior Designer. The “Principal Interior Designer” for the Project is Avery Brooks and Associates. For purposes of Contractor’s Work, the Architect shall be responsible for coordinating the activities of the Principal Interior Designer.
1.16 Specifications. “Specifications” are that portion of the Contract Documents, wherever located and whenever issued, which are approved by Owner for use during construction and set forth the minimum written requirements for materials, equipment, construction systems, standards and workmanship for the Work; provided, however, Owner and Contractor acknowledge that as of the Effective Date the Specifications are not complete.
1.17 Subcontractor. “Subcontractor” means any person or entity (including employees, agents and representatives thereof) (including laborers) who has a contract with or is engaged by Contractor, or with any other Subcontractor, at any tier to construct or perform a portion of the Work and/or provide construction related services for the Work at the Site, and includes any party any of them are responsible or liable for at law or under the Contract Documents.
1.18 Substantial Completion. “Substantial Completion” shall have the meaning set forth in Section 12.1 of this Agreement.
1.19 Substitution. “Substitution” means the substitution of any materials or equipment specified in the Contract Documents, or any design change, initiated by the Contractor and approved by Owner in advance and in writing pursuant to Section 7.10 of this Agreement after the Effective Date.

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1.20 Vendor. “Vendor” means any person or entity (including employees, agents and representatives thereof) which has a purchase order or other agreement to provide materials, supplies, equipment and/or related services for the Work and/or provide installation services at the Site for the Work, through a contract, purchase order or other arrangement with Contractor or any Subcontractor at any tier, and includes any party any of them are responsible or liable for at law or under the Contract Documents.
1.21 Work. “Work” means the totality of the obligations imposed upon Contractor by the Contract Documents, including, without limitation, the supply and performance by Contractor, directly and through Subcontractors and Vendors, of all things necessary and/or reasonably inferable from the Contract Documents as being required or necessary to fully complete the tasks and improvements described in Exhibit F attached hereto as Contractor’s Work, in accordance with the requirements of the Contract Documents, including, but not limited to, all labor, services, materials, equipment, tools, machinery and fabrication. The term “Work” does not include the exclusions or Owner’s separate work as identified on Exhibit F attached hereto.
ARTICLE II
INTENT, INTERPRETATION AND CORRELATION
2.1 Intent of the Contract Documents. The intent of the Contract Documents is for the Contractor to perform and supply, and Owner hereby engages Contractor to and Contractor hereby agrees to perform and supply, the Work, including all necessary scheduling, procurement, supervision, construction, and construction management services and supply all necessary labor, materials, equipment and related work and services, including all things reasonably inferable from the Contract Documents as being necessary to fully complete the Work and obtain the indicated results described in Exhibit F attached hereto, in accordance with the requirements of the Contract Documents, including, but not limited to the requirements of the Project Schedule and the Guaranteed Maximum Price requirements set forth in Article 3 below. The Contract Documents are complementary, and what is required by or reasonably inferable from any one of the Contract Documents (including either a Drawing or Specification) as being necessary to produce the indicated results shall be binding and required as a part of the Work as if required by all Contract Documents. Notwithstanding anything in the Contract Documents to the contrary, performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the indicated results.

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2.2 Order of Precedence. Subject to the provisions of Section 2.3 hereof, in the event of any conflicts or inconsistencies which cannot be resolved by reading the Contract Documents as a whole, the provisions of the Contract Documents shall be controlling in accordance with the following order of precedence:
2.2.1 This Agreement;
2.2.2 The Drawings;
2.2.3 Specifications; and
2.2.4 Other Contract Documents incorporated by reference.
2.3 Contractor’s Compliance with Contract Documents.
2.3.1 Contractor hereby agrees and accepts that Contractor has a duty to refer all questions with respect to any doubts or concerns over the intent or appropriate interpretation of the Contract Documents to Owner for Owner’s decision. Any failure by Contractor to seek such clarifications shall in no way limit Owner’s ability to require implementation, including replacement of installed Work at a later date at Contractor’s sole expense, to achieve compliance with the Contract Documents.
2.3.2 The failure of Owner to insist in any one or more instances upon a strict compliance with any provision of this Contract, or to exercise any option herein conferred, shall not be construed as a waiver or relinquishment of Owner’s right thereafter to require compliance with such provision of this Contract, or as being a waiver of Owner’s right thereafter to exercise such option, and such provision or option will remain in full force and effect.
2.3.3 If the Contractor recognizes, in accordance with Article 7, any inconsistency in the Drawings or any conflict between the Drawings and Specifications, the Order of Precedence shall govern unless Owner directs otherwise in writing.
2.3.4 Contractor shall be responsible for dividing the Work among the appropriate Subcontractors and Vendors. No claim will be entertained by Owner based upon the organization or arrangement of the Specifications and/or the Drawings into areas, sections, subsections or trade disciplines.
2.3.5 Detail drawings shall take precedence over scale drawings, and figured dimensions on the Drawings shall govern the setting out of the Work.

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2.3.6 Unless the Specifications expressly state otherwise, references to documents and standards of professional organizations shall mean the latest editions published prior to the Effective Date.
2.3.7 Technical words, abbreviations and acronyms in the Contract Documents shall be used and interpreted in accordance with customary usage in the construction industry.
2.3.8 Whenever consent, permission or approval is required from any party pursuant to the provisions of the Contract Documents, such consent, permission or approval shall, unless expressly provided otherwise in this Agreement, be given or obtained, as applicable, in writing.
ARTICLE III
GUARANTEED MAXIMUM PRICE
3.1 Guaranteed Maximum Price. Subject to additions and deductions which may be made only in accordance with the Contract Documents, Contractor represents, warrants and guarantees to Owner that the total maximum cost to be paid by Owner for Contractor’s complete performance under the Contract Documents, including, without limitation, Final Completion of all Work, all services of Contractor under the Contract, and all fees, compensation and reimbursements to Contractor, shall not exceed the total amount of One Hundred Forty-Eight Million, Eight Hundred Thirty Thousand, Nine Hundred Thirty Seven Dollars and no/100 ($148,830,937.000) (“Guaranteed Maximum Price”). Costs which would cause the Guaranteed Maximum Price (as may be adjusted pursuant to the Contract Documents) to be exceeded shall be paid by the Contractor without reimbursement by Owner.
3.1.1 Guaranteed Maximum Price Components. The Guaranteed Maximum Price is comprised of the maximum amount payable by Owner for:
3.1.1.1 The Cost of the Work listed in Subsection 3.2 hereof for full and complete performance of the Work in strict accordance with Contract Documents, and
3.1.1.2 A fee to Contractor in the amount of 4.00% (“Contractor’s Fee”). The Contractor’s Fee shall be the Contractor’s sole and exclusive compensation for all costs described as Non-Allowable Costs of the Work in Section 3.3 hereof and is inclusive of all overhead and profit arising out of or relating to the Contractor’s Work. The Guaranteed Maximum Price is further broken down into line items and categories on Exhibit F attached hereto.

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3.1.2 Cost Overruns. Subject to additions or deductions which may be made in accordance with the Contract Documents, Contractor shall be solely liable and responsible for and shall pay any and all costs, fees and other expenditures in excess of the Guaranteed Maximum Price for and/or relating to the Work, without entitlement to reimbursement from Owner. Contractor is not entitled to any fee, payment, compensation or reimbursement under this Agreement or relating to the Work or Project other than as expressly provided in this Article 3.
3.1.3 Proof of Funds. If at any time or from time to time Owner reasonably believes that based on the progress of the Work and Cost of the Work that at any point the Work cannot be completed for the Guaranteed Maximum Price, Owner shall have the right to require Contractor to provide Owner with satisfactory evidence of funds available to Contractor to pay any anticipated overage. Prior to Owner exercising any rights under this Section, Owner shall first provide written notice to Contractor requesting satisfactory evidence of available funds and shall include in the request a) the reasons for Owner’s belief that the Work cannot be completed for the Guaranteed Maximum Price and b) the method and manner by which Owner calculates the anticipated overage. Contractor shall, within ten days following receipt of this written notice from Owner, provide Owner with either i) evidence reasonably satisfactory to Owner that the Work can be completed within the Guaranteed Maximum Price and the basis upon which Contractor believes this to be accurate or ii) satisfactory evidence of funds available to make up any anticipated overage. If Owner, after reviewing the evidence submitted by Contractor pursuant to paragraph i) herein, still reasonably believes that the Work cannot be completed for the Guaranteed Maximum Price, then Owner shall have the right to notify Contractor in writing of Owner’s determination thereof and Contractor shall, within five days of receipt of Owner’s written notice of this determination, provide Owner with satisfactory evidence of funds available to pay any anticipated overage as described in Owner’s initial request for proof of funds. Contractor’s failure to timely provide such satisfactory evidence to Owner of available funds shall constitute a default under this Agreement.
3.1.4 Inferable Work. Subject to the limitations set forth in Section 2.1 above, Contractor agrees that the scope of the Guaranteed Maximum Price includes Work not expressly indicated on the Contract Documents, but which is reasonably inferable from the Contract Documents, or consistent therewith, and such Work shall be performed by Contractor without any increase in the Guaranteed Maximum Price.
3.1.5 [Intentionally Omitted]

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3.1.6 Construction Contingency. The Guaranteed Maximum Price includes a construction contingency in the amount of Four Million, Three Hundred Thousand Dollars ($4,300,000.00) (“Construction Contingency”). Subject to the terms of the Contract Documents, Contractor shall be entitled to allocate from and apply against the Construction Contingency Costs of the Work for the following, and no other, purposes relating to the Work: (a) implementation of any Recovery Plan, (b) cost overruns, (c) Minor Changes in the Work, (d) warranty costs prior to Final Completion, (e) those circumstances where the actual cost of an item exceeds the amount allocated to such item in the Guaranteed Maximum Price (pursuant to Section 3.1.8.2 or 3.1.8.3 of this Agreement), (f) any purpose expressly authorized in this Agreement, and (g) concealed conditions; provided, however, that Contractor may not apply, use or allocate from the Construction Contingency any amounts for any of the foregoing purposes that are the result of, relate to or arise from any material breach or material failure to perform by, Contractor, any Subcontractor or Vendor (except as necessary to replace any Subcontractor or Vendor because of the bankruptcy or failure to perform of such Subcontractor or Vendor), or any party for which any of them are liable or responsible at law or under the Contract Documents or for any Non-Allowable Costs of the Work. Notwithstanding anything to the contrary, the Contractor shall not be required to use the Construction Contingency for any purpose that would otherwise entitle it to an increase in the Guaranteed Maximum Price pursuant to the terms and conditions of this Agreement (e.g. Article XVIII “Change in the Work”). Each allocation of the Construction Contingency by Contractor shall be reflected (with a narrative explanation) on the respective Application for Progress Payment for the period during which Contractor makes such allocation and application. The first Five Hundred Thousand Dollars ($500,000.00) of the Construction Contingency remaining unallocated at Final Completion shall be a credit against and reduce the Guaranteed Maximum Price. The remainder of the Construction Contingency shall be split between the Owner and Contractor equally (50% each).
3.1.7 Allowances. The Guaranteed Maximum Price includes specific “Allowance Amounts” for certain items as shown on the Schedule of Values and budgeted in the Guaranteed Maximum Price (“Allowance Items”). The only Allowance Items shall be those specifically identified as such in the Schedule of Values and in the Guaranteed Maximum Price. The Allowance Amounts represent all Costs of the Work of the Allowance Items, including, without limitation, costs of materials, labor, handling, transportation, loading and unloading and installation, as determined by Contractor.

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3.1.8 Fast Track Drawings and Specifications. As described in Section 7.3 of this Agreement, the Drawings and Specifications for the Work and Project are not complete. As Drawings and Specifications are completed for a particular portion of the Work (including Allowance Items), Contractor shall to the extent practical propose and obtain bids from a minimum of three Subcontractors and/or Vendors for that portion of the Work and, in accordance with Section 9.2 hereof, assist Owner in selecting one of the Subcontractor or Vendor bids for that Work.
3.1.8.1 If the amount of the bid selected by Owner exceeds the amount budgeted in the Guaranteed Maximum Price for that item or portion of the Work, including the Allowance Amount as to an Allowance Item, and the increase in cost is due to the failure of the Drawings and Specifications to substantially conform to the “Guaranteed Maximum Price Premises and Assumptions” as set forth on Exhibit F attached hereto, Owner shall, subject to Section 3.1.8.3 below, either (a) rework the Drawings and Specifications with Architect and Contractor to cause the Work depicted therein to fall within the budgeted amount allocated in the Guaranteed Maximum Price (or within the Allowance Amount as to an Allowance Item), or (b) if the cost difference is less than $5,000.00 (subject to an aggregate maximum total of $100,000.00), Owner shall be entitled to allocate and apply a portion of the Construction Contingency to such increased cost, or (c) increase the Guaranteed Maximum Price by an amount equal to that portion of the difference between the amount of the selected bid over the amount budgeted for such item or portion of the Work in the Guaranteed Maximum Price (or over the Allowance Amount as to an Allowance Item) that is attributable to the failure of the Drawings and Specifications to substantially conform to the Guaranteed Maximum Price Premises and Assumptions, or.
3.1.8.2 If the amount of the bid recommended by Contractor exceeds the amount allocated or budgeted in the Guaranteed Maximum Price for that item or portion of the Work, and the Drawings and Specifications substantially conform to the Guaranteed Maximum Price Premises and Assumptions, then:
(a)	if the portion of the Work is not an Allowance Item, Contractor shall perform such Work and such increase in costs shall be solely Contractor’s responsibility and Contractor shall not be entitled to, and will not seek, any increase in the Guaranteed Maximum Price (though Contractor shall be entitled to allocate a portion of the Construction Contingency to cover such cost increase if Contractor elects to the extent permitted in accordance with Section 3.1.6 hereof; provided however, if no funds remain in the Construction Contingency, Contractor shall still be responsible for the increased cost of the Work); or

(b)	if the portion of the Work is an Allowance Item, Contractor shall not be responsible for such excess cost of that Allowance Item over the Allowance Amount (subject to Section 3.1.8.3 hereof), even if the Drawings and Specifications are in substantial conformance with the Guaranteed Maximum Price Premises and Assumptions, and in such case as to such increased costs Owner will make an election under clauses (a), (b), (c) or (d) of Section 3.1.8.1 above.

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3.1.8.3 Notwithstanding the provisions of Sections 3.1.8.1 and 3.1.8.2 above, if Contractor failed to comply with its obligations under Section 7.3 of this Agreement, including to timely notify Owner in writing in accordance with Section 7.3.5 of this Agreement that the Drawings, Specifications or designs for such item or portion of the Work (excluding any Allowance Item), failed to substantially conform to the Guaranteed Maximum Price Premises and Assumptions, or that redesign or value engineering was necessary to bring the cost within or below the amounts allocated in the Guaranteed Maximum Price for such item or portion of the Work, Owner shall not be required to make any election under clause (a), (b), (c) or (d) of Section 3.1.8.1 above or under Section 3.1.8.2 above, and Contractor shall perform and be responsible for the increased cost of such Work (though Contractor may utilize a portion of the Construction Contingency to cover such increased costs; provided, however, if no funds remain in the Construction Contingency, Contractor shall still be responsible for the increased costs of such Work) and be stopped from seeking, and Contractor agrees not to seek and shall not be entitled to, any increase in the Guaranteed Maximum Price with regard thereto.
3.1.8.4 If the amount of the bid selected by Owner plus the additional and customary cost to complete the bid Work (if such additional and customary amount is so required as mutually determined between Owner and Contractor) is less than the amount allocated or budgeted in the Guaranteed Maximum Price for that item or portion of the Work, then:
(a)	if the portion of the Work is not an Allowance Item, the difference between those amounts shall be allocated to and included within the Construction Contingency; or

(b)	if the portion of the Work is an Allowance Item, then such savings and difference shall reduce the Guaranteed Maximum Price.
3.1.8.5 Notwithstanding the provisions of this Section 3.1.8, if Owner elects to have a party other than Contractor, or one of Contractor’s Subcontractors, perform the Work related to an Allowance Item or other portion of the Work, or otherwise eliminates or reduces the scope of an Allowance Item or other portion of the Work contemplated within the Guaranteed Maximum Price, the Guaranteed Maximum Price shall be reduced by the Allowance Amount for any such Allowance Item or the budgeted amount in the Guaranteed Maximum Price for such item, provided, however, the Contractor shall be entitled to its portion of the Contractor’s Fee for the amount by the aggregate amount of reductions specified in the preceding clause  _____, and there shall not be any corresponding increase in the Guaranteed Maximum Price for the cost of such Allowance Item or other portion of the Work not performed by Contractor.
3.1.8.6 [Intentionally Omitted]

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3.2 Cost of the Work. “Cost of the Work” means those elements of costs described in this Section 3.2 up to the Guaranteed Maximum Price (subject to change only as provided in this Agreement) which are chargeable to Owner and payable to Contractor when reasonably, actually and necessarily incurred by the Contractor during proper performance of the Work, without mark-up or add on of any kind by or at the request of Contractor. Such costs shall be actual costs paid by Contractor less all discounts, rebates and salvages taken by Contractor. All amounts paid or payable as Costs of the Work shall be subject to verification by audit pursuant to Article 19 of this Agreement. Contractor covenants and agrees to use its best efforts to achieve the best value reasonably available and consistent with the Contract Documents, for all Cost of the Work items. Costs of the Work shall be strictly limited to and include only the following items:
3.2.1 Contractor’s Salaried Employees. Direct cost of amounts actually paid by Contractor for the salaries paid to Contractor’s employees (excluding craft labor) while and only to the extent they are performing Work at the Site and, with respect to certain employees set forth on Exhibit C, to the extent they are performing work directly related to the Project off-Site (“Personnel”), except to the extent approved otherwise by Owner, and at the rates set forth on Exhibit C attached hereto, including Contractor’s actual costs of statutory payroll taxes and customary employee benefits to the extent stated in this Subsection 3.2.1, pro-rated for the time they are performing Work. Contractor shall submit to Owner all documentation necessary to support the referenced rate and benefits. Contractor’s costs for bonuses, stock options, profit sharing arrangements and similar incentive programs shall be Non-Allowable Costs of the Work (except for amounts paid by Contractor into 401K plans for its designated Personnel, which amounts shall not exceed 4% of the respective employee’s gross salary) and thus included within the Contractor’s Fee. Contractor’s rates shall exclude any elements of overhead or profit. Any changes to such chargeable personnel listed in Exhibit C attached hereto, during the course of the Work must be approved in advance and in writing by Owner. The Contractor shall submit a rate schedule for each of its personnel listed in Exhibit C attached hereto, for Owner’s audit and approval, including any increases other than increases solely for annual standard cost of living adjustments and merit raises in Contractor’s normal and customary practice, but not to exceed five percent (5%) annually, unless approved otherwise by Owner. Costs included in such proposed rates shall, however, be strictly limited to actual payroll costs including actual labor burden, and excluding any element for overhead or profit. Items covered by or included within the labor burden shall not be separately or otherwise included in Costs of the Work or billed to Owner.

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3.2.2 Contractor’s Site Craft Labor. Direct cost of amounts actually paid for Contractor’s craft labor, including actual labor burden. Contractor shall submit hourly rates for both regular time and premium time hours for Owner’s review and approval. In no event shall such rates exceed either those hourly rates specified in collective bargaining agreements applicable to such labor, including stated increases, or the amount actually paid by Contractor for such craft labor, unless approved in writing in advance by Owner.
3.2.3 Subcontractor and Vendor Costs. Direct cost of amounts properly billed and to be paid by Contractor to its Subcontractors and Vendors for Work performed pursuant to subcontracts and purchase orders which have been reviewed and approved in advance and in writing by Owner (except to the extent Owner’s prior written consent is not required pursuant to Section 9.3 of this Agreement).
3.2.4 Materials and Equipment Incorporated in the Work. Direct cost of amounts properly billed and to be paid by Contractor for all materials and equipment incorporated into the Work by Contractor, including the actual direct costs of transportation and temporary storage (including any materials stored off-Site so long as the requirements of Section 5.13 of this Agreement are fulfilled to Owner’s satisfaction). Contractor shall promptly disclose to Owner all relevant details regarding any such materials, equipment and other items if any of the foregoing is being provided for purchase by Contractor or any company which is a subsidiary or otherwise affiliated with Contractor or its parent company. Said costs shall be invoiced at actual prices, net of any available trade and quantity discounts. Contractor shall use its best efforts to achieve the lowest cost or price reasonably available and consistent with the Contract Documents. Any salvage value received by Contractor or any Subcontractor for any excess items paid for by Owner, to be determined prior to Owner’s final payment upon Final Completion, shall reduce the Cost of the Work and be a credit to Owner.
3.2.5 Materials and Equipment Consumed at the Site. Direct cost of amounts actually paid by Contractor for all materials, equipment, supplies and small tools which are provided by Contractor at the Site and fully consumed at the Site during performance of the Work, including the direct costs of transportation and temporary storage on-site or pursuant to Section 5.13 hereof. Contractor shall promptly disclose to Owner all relevant details regarding any such materials, equipment and other items if any of the foregoing is being provided for purchase by Contractor or any company which is a subsidiary or otherwise affiliated with Contractor or its parent company. Said costs shall be at lowest rates reasonably available and consistent with the Contract Documents and invoiced at actual prices, including any available trade and quantity discounts. Contractor covenants and agrees to use its best efforts to achieve the lowest cost or price reasonably available and consistent with the Contract Documents. Any salvage value for any excess items paid for by Owner, to be determined prior to Owner’s final payment upon Completion, shall reduce the Cost of the Work and be a credit to Owner.

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3.2.6 Rental Equipment. Direct cost of amounts actually paid by Contractor for rental charges for all necessary construction machinery and equipment utilized at the Site, exclusive of small tools, but limited to the direct costs of transportation, delivery, installation, dismantling, removal, maintenance, and insurance. Contractor shall use its best efforts to achieve the lowest cost or price reasonably available and consistent with the Contract Documents. Contractor shall promptly disclose to Owner all relevant details if any such construction machinery or equipment is being provided, either for purchase or rental, by Contractor or any company which is a subsidiary or otherwise affiliated with Contractor or its parent company. The rental rates for any machinery and equipment owned by Contractor or an affiliated entity shall be agreed upon by Owner and Contractor in advance, and those rates are incorporated into the rate schedule which is attached to this Agreement as Exhibit D. Notwithstanding anything to the contrary in Exhibit D, the aggregate amount of rental costs charged for any individual piece of Contractor or affiliate-owned machinery or equipment shall be limited to 80% of its actual acquisition cost.
3.2.7 Site Office Costs. Direct cost of amounts actually paid by Contractor for Site office facilities and Site office general expenses, telephone services, long distance telephone calls, photocopying, postage, reasonable and customary petty cash expenses not to exceed $500.00 monthly, facsimile transmissions, office supplies, custom printing required by the Contract Documents, express and air courier mail delivery services, Site office equipment such as computers, telephones, copiers, facsimile machines, typewriters and similar items used in connection with the Work. Contractor shall use its best efforts to achieve the lowest cost or price reasonably available and consistent with the Contract Documents, provided, however, such costs shall be expressly limited to such of the foregoing items not otherwise made available or provided by Owner to Contractor at the Site. Contractor shall promptly advise Owner of any such Site office equipment which is charged to the Work in excess of Five Thousand Dollars ($5000.00) and provide Owner with all purchase and rental agreements pertaining thereto for Owner’s approval. Contractor shall promptly disclose to Owner all relevant details if any such Site office equipment in excess of Five Thousand Dollars ($5000.00) is being provided, either for purchase or rental, by Contractor or any company which is a subsidiary or otherwise affiliated with the Contractor or its parent company. Such equipment shall be deemed Contractor owned equipment and a Cost of the Work only in accordance with Contractor’s Equipment List attached hereto as Exhibit D. Any salvage value received by Contractor or any Subcontractor for any excess items paid for by Owner, to be determined as part of Final Completion, shall be a credit for Owner’s account.

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3.2.8 Sales and Use Taxes. Direct cost of amounts actually paid by Contractor for sales and use taxes for materials and equipment incorporated or consumed into the Work, plus on rental equipment used in the Work, that are imposed by governmental authorities and paid by the Contractor.
3.2.9 Bond Premiums. Direct cost of amounts actually paid by Contractor for premiums solely attributable to the Work for Contractor’s Performance and Payment Bonds to the extent required by Owner, and direct amounts paid for Subcontractor bond premiums.
3.2.10 Course of Constructions Repairs. Actual and reasonable costs incurred and paid by Contractor in repairing minor damage to trade Work caused as a normal by-product during the course of construction and not attributable to the fault of Contractor, any Subcontractor or Vendor or covered by insurance.
3.2.11 Royalties. Royalties and license fees necessarily and reasonably incurred and paid by Contractor for an express design, process or product required by the Contract Documents in accordance with Section 7.20 hereof.
3.2.12 Other Costs. Other actual direct costs incurred in the performance of the Work, but limited solely to those costs which are approved in writing by Owner.
3.2.13 Miscellaneous Costs. Miscellaneous costs are chargeable as Costs of the Work only as follows:
3.2.13.1 Direct costs actually paid by Contractor for clean-up and removal of debris;
3.2.13.2 Direct costs actually paid to respond to an emergency affecting the safety of persons and property, and not the result of any act or omission of Contractor or any Subcontractor or Vendor or any party for whom any of the foregoing are responsible or liable at law or under the Contract Documents;
3.2.13.3 Direct costs actually paid by Contractor and approved by Owner for Site security services for protection of the Work;

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3.2.13.4 Actual costs incurred by Contractor for blueprinting of Drawings as required by the Contract Documents and required postage, express mail and long distance costs in the performance of the Work; and
3.2.13.5 Except for the Major Permits which shall be Owner’s responsibility to pay for, direct costs actually paid for building permit fees, including plan check fees, which are required by governmental authorities to be taken out in Owner’s name for construction and completion of the Work, including temporary and final Certificates of Occupancy.
3.2.13.6 Direct costs actually paid by Contractor’s Personnel reasonably incurred by such Personnel while traveling in the performance of the Work.
3.2.13.7 Losses and expenses not compensated by insurance and incurred by Contractor directly relating to the performance of the Work and not relating to or arising from the failure of Contractor or any Subcontractor or Vendor or any party any of the foregoing are liable or responsible for under the Contract Documents or at law, to comply with the Contract Documents or the negligence of any of the foregoing persons.
3.2.13.8 The cost of insurance premiums for the specific insurance coverages listed on Exhibit R carried by Contractor and Subcontractors relating to the Work and costs of insurance pursuant Section 15.1.1 hereof, if applicable.
3.2.13.9 All direct and indirect costs of any nature relating to work for correction, removal, replacement or disposal of any non-conforming Work, materials or equipment throughout the course of the Work and also during the Warranty Period as required in Article 10 of this Agreement to the extent not recoverable from a Subcontractor;
3.3 Non-Allowable Cost of the Work. “Non-Allowable Cost of the Work” mean the direct and/or indirect costs described in this Section 3.3 and all similar costs and all other costs not included within Costs of the Work, which are paid or incurred by Contractor during performance of the Work. All such Non-Allowable Costs of the Work are included in Contractor’s Fee set forth in Subsection 3.1.1 above, regardless of whether they exceed the amount of such Contractor’s Fee. Contractor shall not be entitled to receive any additional reimbursement for Non-Allowable Costs of the Work, including without limitation, any of the types of cost items described as follows:
3.3.1 The cost of any item not specifically and expressly included as a Cost of the Work in Section 3.2 above;
3.3.2 Costs in excess of the Guaranteed Maximum Price;

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3.3.3 Salaries and all other compensation of the Contractor’s personnel and representatives performing any function at any offsite location whatsoever, except for those Personnel individually named or position identified as approved in Exhibit “C” attached hereto, and to the extent described therein;
3.3.4 All direct and indirect operating, maintenance and overhead costs of any nature whatsoever arising out of or in any way relating to any of the Contractor’s principal or branch offices, including, but not limited to: office space; furniture and equipment which is dedicated to or reserved for use for the Work; leasing and rental costs; maintenance; local telephone; utilities; depreciation; security; office supplies; property taxes; the development of engineering and construction manuals, standards or computer programs; personnel training of any kind; and janitorial services; excepting only those actual and direct costs incurred and permitted to the extent described in Subsections 3.2.7 and 3.2.13 above;
3.3.5 Any expenses relating to Contractor’s operating capital, including interest on the Contractor’s capital employed in support of the Work (provided, however, as to interest, only so long as Owner timely pays amounts properly due and owing to Contractor in accordance with and subject to the Contract Documents);
3.3.6 All direct and indirect costs arising out of the fault or negligence of, or failure to comply with the terms of the Contract Documents or any subcontracts by, the Contractor, any Subcontractor or Vendor of any tier or anyone directly or indirectly employed by any of them, or for whose acts or omissions any of them are responsible or liable at law or under the Contract Documents;
3.3.7 Intentionally Omitted
3.3.8 All costs incurred by Contractor for bonuses, stock options, profits sharing arrangements and similar incentive programs (other than as provided in Section 3.2.1 with regard to 401K plans);
3.3.9 [Intentionally Omitted]
3.3.10 All direct and indirect costs of any nature resulting from or attributable to terminations, cancellations for convenience or suspensions, excepting only for those costs which are expressly identified and permitted in accordance with Article 17 of this Agreement;
3.3.11 Rental costs of Contractor or affiliate owned machinery and equipment, except as specifically provided in Subsection 3.2.6 of this Agreement;

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3.3.12 All costs of business and/or operating permits, licenses, fees and taxes, required by any local, state or federal governmental authorities or labor agreements to enable the Contractor, its Subcontractors or Vendors of any tier to be qualified to do business and/or perform trade activities and/or any Work pursuant to the Contract Documents;
3.3.13 Costs of repairing defective or non-conforming Work or Work damaged by Contractor, Subcontractors, sub-subcontractors, material men, anyone directly or indirectly employed by any of them, or for those acts or omissions any of them are responsible or liable at law or under the Contract Documents, except for Punch List Items or as provided in Section 3.2.10 hereof to the extent recoverable from a Subcontractor or Vendor;
3.3.14 Costs incurred by Contractor in satisfying its indemnification obligations pursuant to Article 14 of this Agreement or any other Contractor indemnification provision of the Contract Documents;
3.3.15 Payments on account of materials, supplies, and equipment until delivered and suitably stored at the Site for subsequent incorporation or consumption in the Work, except as specifically provided in Section 5.13 of this Agreement (if, however, in Owner’s reasonable opinion, such warehousing and storage costs are due to Contractor caused delays and/or poor sequencing of the Work by Contractor, these costs shall not be considered a Cost of the Work and will be at Contractor’s sole cost and expense);
3.3.16 Costs incurred by Contractor relating to the preparation, response to or defense of any Claim for which Contractor or any Subcontractor or Vendor are liable or responsible at law or under the Contract Documents;
3.3.17 Any cost incurred by Contractor relating to a Change in the Work without a Change Order or Construction Change Directive (other than a Minor Change or unless approved otherwise in writing by Owner and Owner’s Lenders);
3.3.18 Any Costs of the Work reimbursed by insurance to Contractor or any Subcontractor or Vendor;
3.3.19 The costs of any insurance premiums associated with the Owner’s requirement that Contractor and Subcontractors carry insurance coverage beyond that provided by the OCIP (as defined in Article 15 of this Agreement), and the cost of any other insurance maintained by Contractor or any Subcontractor whether or not required by the Contract Documents (except that insurance described in Section 3.2.13.8 hereof); and
3.3.20 All other direct, indirect and/or overhead costs of any nature whatsoever, except as otherwise expressly provided to the contrary in the Contract Documents.

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3.4 Contractor’s Responsibility for Taxes. Other than direct cost of amounts actually paid by Contractor for sales and use taxes directly relating to materials and equipment incorporated or consumed into the Work and/or directly relating to rental equipment used in the Work that are imposed by governmental authorities and paid by the Contractor, it is expressly understood that no other taxes or duties (other than customs duties on equipment and material brought into the United States expressly and solely for incorporation or consumption in the Work and imposed by governmental authorities and paid by Contractor) of any nature whatsoever are considered Costs of the Work and that Contractor will not be separately reimbursed for, but Contractor shall be responsible for and shall timely pay, any other such taxes or duties whatsoever, including, but not limited to, federal, state and local taxes, duties, excise taxes, personal property taxes on construction equipment and other property owned or leased by Contractor, taxes on net income of Contractor, filing fees on taxes, business taxes, and similar taxes applicable to or arising directly or indirectly out of performance of the Work or Contractor’s property, business or operations. The foregoing is not intended to preclude the reimbursement of payroll taxes as a Cost of the Work.
3.5 Discounts, Rebates and Refunds. All cash discounts (so long as Owner has made payment to Contractor to the extent advance or timely payment is necessary to obtain such cash discount), trade discounts, rebates and refunds obtained by Contractor during the course of the Work, and all amounts received from sales of surplus materials and equipment, shall accrue to Owner. Contractor shall take all necessary steps to obtain, secure and pass on such credits to Owner and all such discounts, rebates and refunds shall be fully reflected in Contractor’s monthly Applications for Progress Payment submitted pursuant to Article 5 of this Agreement. Title to all materials, tools, and equipment paid for by Owner shall be vested in Owner. At the completion of the Work and when no longer required, such tools, equipment and materials as remain shall belong to Owner and be, as Owner may direct (a) sold at the direction of Owner and all sums and allowances realized credited against the Cost of the Work for all purposes under this Agreement or (b) delivered to Owner, all as Owner shall direct.
3.6 No Duplication. Notwithstanding the breakdown or categorization of any costs in this Article 3 or elsewhere in the Contract Documents, there shall be no duplication of payment in the event any particular items for which payment is requested can be characterized as falling into more than one of the types of compensable or reimbursable categories.

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ARTICLE IV
CONTRACT TIME AND INTERIM MILESTONE DATES
4.1 Definitions.
4.1.1 The term “day” means any calendar day including public holidays.
4.1.2 The “Notice to Proceed” means the written notice from Owner to Contractor providing Contractor with a “Date of Commencement” for the Work.
4.1.3 The term “Interim Milestone Dates” means either the fixed dates, or the fixed number of calendar days, available to Contractor to achieve the key schedule “Interim Milestones” identified in the Project Schedule.
4.1.4 The term “Contract Time” means the period of time between the Date of Commencement and Guaranteed Date of Substantial Completion, available to Contractor to achieve Substantial Completion of the Work in its entirety in accordance with Section 12.1 of this Agreement.
4.1.5 The term “Guaranteed Date of Substantial Completion” shall mean eighteen (18) months from and after the Date of Commencement. Notwithstanding the foregoing, Owner and Contractor agree to work aggressively to achieve Substantial Completion prior to Guaranteed Date of Substantial Completion .
4.2 Time is of the Essence. Contractor and Owner acknowledge that TIME IS OF THE ESSENCE with respect to their respective obligations under the Contract Documents, and that Owner’s business interests will suffer substantial losses in the event that the Project is not completed within the Interim Milestone Dates and/or the Contract Time in accordance with and subject to the terms of this Agreement. Contractor hereby accepts and confirms that, subject to the terms of this Agreement, the Contract Time is reasonable for completing the Work and hereby agrees to dedicate such personnel and other resources as are necessary to assure that the Work is continuously managed and performed in a diligent, skilled and workmanlike manner. Notwithstanding any other provision of the Contract to the contrary, in the event Owner is unable to obtain financing satisfactory to Owner for the Project and Owner does not issue a Notice to Proceed, Owner shall have the right to terminate the Contract upon written notice to Contractor and such termination shall be treated as a termination for convenience by Owner pursuant to Section 17.2 hereof and the parties rights and obligations with regard to such termination shall be as provided for in Section 17.2 hereof. Contractor will not commence or perform any Work prior to the Date of Commencement in Owner’s Notice to Proceed.

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4.3 Completion Guarantees. Subject to changes in the Contract Time which are mutually agreed to and finalized in accordance with the Contract Documents, Contractor hereby guarantees to cause the Work to be commenced on the Date of Commencement as provided in Section 4.1.2 hereof, and (a) to timely achieve each of the Interim Milestone Dates, and (b) to timely achieve Substantial Completion of the Work in its entirety in accordance with the requirements of Section 12.1 of this Agreement on or before the Guaranteed Date of Substantial Completion. Contractor’s failure to achieve any of the Interim Milestone Dates or Substantial Completion by the Guaranteed Date of Substantial Completion, except pursuant to mutually agreed schedule extensions which are determined and finalized in Change Orders in accordance with the Contract Documents, shall be a material breach of this Contract and Contractor shall and hereby agrees to indemnify Owner for and against any and all costs, damages, expenses, losses, liabilities and obligations relating to and/or arising out of any such delay(s), provided, however, Contractor’s liability to Owner under this Agreement relating to damages arising solely from delays in the Work caused by Contractor or for which Contractor is responsible or liable (as outlined in Section 4.4 below) shall not exceed the total amount of one-half of the Contractor’s Fee. The foregoing limitation on liability relating to delays shall not in any way limit Contractor’s liability for any other act, omission, breach or default of Contractor, Subcontractor or any Vendor, shall only relate to damages actually suffered by Owner and shall not apply to or in any way limit Contractor’s obligation to complete the Work for the Guaranteed Maximum Price, including, but not limited to, Contractor’s responsibility for all costs in excess of the Guaranteed Maximum Price pursuant to the Contract Documents, nor shall the foregoing limitation on liability in any way apply to or limit in any way any of Contractor’s obligations and covenants under Section 11.8 hereof, including, without limitation, Contractor’s obligation to provide and implement any Recovery Plan and/or take all available steps to overcome or mitigate against the adverse effects of all delays identified by Owner.
4.4 Liquidated Damages. If Substantial Completion of the Work is not achieved by the Guaranteed Date of Substantial Completion, as such time period is adjusted pursuant to the Contract Documents, Contractor acknowledges and agrees that Owner will suffer significant damages. Accordingly, if Substantial Completion of the Work is not achieved by the Guaranteed Date of Substantial Completion, Contractor shall pay to Owner on demand (or, at Owner’s option Owner may deduct, withhold and/or set off the whole or any portion of the following liquidated damages amounts from or against any amounts then or thereafter payable or due to Contractor from Owner), as liquidated damages and not as a penalty, the amount of:
4.4.1 Thirty Thousand Dollars ($30,000.00) per day for each day of delay from and after the fifth (5th) day after Guaranteed Date of Substantial Completion until Substantial Completion is achieved, up to a total amount of one half of the Contractor’s Fee.
4.4.2 Owner and Contractor hereby agree that it would be impractical or impossible to fix actual damages in the case of Contractor’s default of its obligation to cause Substantial Completion to be completed within the Contract Time and also agree to stipulate that Owner’s loss in the case of any such default will be deemed equal to the amounts set forth herein as liquidated damages for the specific periods set forth in Section 4.4.1 above, which amounts both parties agree are reasonable estimates of Owner’s actual damages in such event.

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4.4.3 Notwithstanding the provisions of this Section 4.4, the foregoing liquidated damages shall not apply to or limit in any way any of Contractor’s obligations and covenants under Section 11.8 hereof, including, without limitation, Contractor’s obligation to provide and implement any Recovery Plan and/or take all available steps to overcome or mitigate against the adverse effects of all delays identified by Owner.
4.4.4 Notwithstanding any other requirements set forth in this Agreement, in determining the date of Substantial Completion for the purpose of imposing liquidated damages at set forth above, “Substantial Completion” shall be achieved at the stage in the progress of the Work when (a) the Work in its entirety, or a designated portion thereof which Owner agrees to accept separately, is sufficiently complete in accordance with the Contract Documents and all applicable Laws to enable Owner to obtain a temporary Certificate of Occupancy for the Work, or such designated portion thereof, or if the Owner can utilize the Work for its intended use, whichever is earlier.

Contractor’s Initials	Owner’s Initials
ARTICLE V
PAYMENTS TO CONTRACTOR
In consideration of Contractor’s performance of the Work in full compliance with the Contract Documents, Owner shall pay Contractor over the course of and in proportion to the Work completed as follows:
5.1 Schedule of Values. Within twenty-one (21) calendar days after the Date of Commencement for the Work, Contractor shall submit to Owner and Owner’s Lenders an initial “Schedule of Values” for the Work, allocating values among all categories or portions of the Work. The Schedule of Values shall be prepared in such form and supported by data to substantiate its accuracy to the extent as Owner may require, shall be based upon the latest cost information available to Contractor, and shall be subject to Owner’s approval which approval shall not be unreasonably delayed. By way of example and not by limitation, the Schedule of Values should include and delineate: (a) each subcontract and major component thereof; (b) each significant purchase order and the installation costs for all procured materials and equipment, so that logical and realistic cost breakdowns are established and set forth for all facilities,

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phases, areas, trade disciplines, utility and electrical systems, FF&E items and major components thereof. The Owner accepted Schedule of Values shall be used as a basis for the Contractor’s Applications For Progress Payments described in Section 5.2 below. Owner shall have the right to reject all or any portion of the Schedule of Values which Owner determines does not accurately define the Work in reasonable detail, or if the detail provided does not accurately reflect an appropriate cost, allocation or proportion of the Work. At any time and from time to time if it reasonably appears to Owner that any aspect of the Schedule of Values is incomplete or inaccurate, and following any Change Order or Construction Change Directive, the Schedule of Values shall be adjusted by Contractor, in each case subject to Owner’s written approval, to reflect accurately the values of the various portions of the Work.
5.2 Applications for Progress Payments.
5.2.1 Format of Applications
5.2.1.1 On or before the first (1st) day of each month, Contractor shall submit to Owner and Owner’s Lenders an initial draft of Contractor’s Application for Progress Payment for the previous month.
5.2.1.2 On or before the fifth (5th) day of each month, Contractor shall submit to Owner and Owner’s Lenders a fully completed Application For Progress Payment for the previous month in a format reasonably satisfactory to Owner and supported by such documentation to verify entitlement as Owner and Owner’s Lenders may reasonably require, and certified by Contractor as correct. Each Application for Progress Payment shall be sequentially numbered, and shall clearly identify, itemize and attribute all Costs of the Work in a manner which facilitates review by Owner. Such Applications for Progress Payment may only request payment for Costs of the Work actually incurred prior to the date of such Application for Progress Payment and may not include requests for payment of amounts Contractor does not intend to pay promptly to a Subcontractor or Vendor because of a dispute or other reason. Contractor shall not submit more than one Application for Progress Payment per month, unless otherwise requested by Owner. In addition, each Application for Progress Payment shall separately identify and itemize the following:
(a)	Work performed during such preceding calendar month.

(b)	Amounts due for Contractor’s initial scope of Work satisfactorily completed during the preceding month as measured by the Contractor’s direct and actual costs incurred in accordance with the Cost of the Work described in Section 3.2 of this Agreement, a list of all bills for supplies, materials, equipment, and fixtures incorporated in the Work (in detail reasonably sufficient to allow Owner to determine where each item is incorporated) and labor performed (in detail reasonably sufficient to allow Owner to determine where and on what portion of the Work the labor was performed, including, but not limited to, weekly labor payrolls with names, dates, hours and rates) in connection with the Work, together with copies of the actual bills to be paid.

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(c)	For each category and portion of the Work as shown on the Schedule of Values: (1) the amount requested on all previous Applications for Progress Payment, (2) the amount requested on the current Application for Progress Payment, and (3) the amount allocated to the Work yet to be completed.

(d)	The percentage completion of each portion of the Work as of the end of the period covered by the Application for Progress Payment, shown as the percentage obtained by dividing (a) the expense which has actually been incurred by Contractor on account of that portion of the Work for which Contractor has made or intends to make actual payment prior to the next Application for Progress Payment, by (b) the amount allocated to that portion of the Work in the Schedule of Values.

(e)	Amounts due which are attributable to the Contractor’s Fee earned as a result of the completion of Contractor’s scope of Work during such period covered by and included in the Application for Progress and approved by Owner. Under no circumstances shall Contractor include in any Application for Progress Payment, nor shall Owner be required to pay, an Application for Progress Payment for funds to pay an amount in excess of the then applicable pro rata portion of the Contractor’s Fee, using the ratio that the portion of the Work then completed bears to the total Work (as determined by the total Costs of the Work disbursed to date compared to the total approved Costs of the Work amount on the Schedule of Values).

(f)	For all amounts due as the result of Change Orders and Construction Change Directives, the Contractor shall make submittals for each Change Order and Construction Change Directive.

(g)	Reflect Retainage in the amount provided for pursuant to Section 5.6 of this Agreement.

(h)	Such additional information and documentation regarding the progress of the Work as Owner or Owner’s Lenders may reasonably require.
5.2.2 Substantiation of Costs. Contractor shall support its Applications for Progress Payment with relevant documentary evidence for cost verification purposes as Owner and Owner’s Lenders may reasonably require. This obligation shall include providing Owner with such supporting documentation as necessary to enable Owner to verify Costs of the Work submitted pursuant to Section 3.2 of this Agreement, including any Costs of the Work attributable to Change Orders or Construction Change Directives. To the extent requested by Owner, this shall include providing audit access to Contractor’s books and records to the extent described in Article 19 of this Agreement. All blanks and columns in the Application for Progress Payment must be completed. Except with Owner’s prior written consent pursuant to Sections 5.11 and 5.13 of this Agreement, Contractor shall not make advance payments to suppliers and shall not be entitled to reimbursement for the cost of any equipment or materials which have not been delivered and incorporated into the Project or stored at the Site.

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5.2.3 Additional Costs for Change Orders and Claims. Except for Construction Change Directives which specify additional Costs of the Work are to be paid, or pursuant to an Owner signed Change Order, Owner shall not have any obligation to pay any amounts to Contractor or any Subcontractor or Vendor for work outside the scope of Contractor’s Work.
5.2.4 Lien Waivers. Each Application for Progress Payment shall include signed and acknowledged (by a notary) Conditional Waivers and Releases of Lien Upon Progress Payment in the form attached hereto as Exhibit H from Contractor and each Subcontractor, and each Vendor with regard to Work that is covered on the Application for Progress or Final Payment, and signed and acknowledged (by a notary) Unconditional Waivers and Releases of Liens Upon Progress Payment in the form attached hereto as Exhibit I from Contractor and each Subcontractor, and each Vendor with regard to Work that was covered by the immediately preceding Application for Progress Payment. Owner’s receipt of such executed and acknowledged waivers shall be a condition precedent to Owner’s obligation to pay any amounts pertaining thereto. Notwithstanding the foregoing, and subject to all other terms of this Agreement, to the extent Contractor fails to provide any of the foregoing waivers and releases of lien when required (“Outstanding Releases”), Contractor shall provide to Owner’s and Owner’s Lenders’ title insurers, from time to time upon Owner’s request and as a condition to any progress or other payment to Contractor, such affidavits, indemnitee(s), certificates and other instruments as such title insurers require to issue to Owner and Owner’s Lenders, as a condition to any progress or other payment to Contractor, one or more endorsements to their respective title insurance policies insuring the lien free status of the Work and Site (Contractor’s failure to cause the title insurer to provide the required endorsement(s) shall be a breach of this Agreement); provided, however, that at no time shall the aggregate of all Outstanding Releases represent Work with an aggregate value in excess of $1,000,000. In addition, Owner may at any time direct Contractor to submit an affidavit that all payrolls, invoices for material and equipment, and other indebtedness connected with the Work and associated with an Application For Progress Payment have been paid.
5.2.5 Certificates. Each Application for Progress Payment (and for Final Payment) shall include a “Contractor’s Certificate,” in form and substance identical to Exhibit J attached to this Agreement, signed by Contractor.

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5.3 Time of Payments. Subject to the terms of the Contract Documents, Owner shall make to Contractor progress payments properly due and undisputed based on an approved Application for Progress Payment within twenty (20) calendar days after receipt of such fully completed Applications For Progress Payment which are submitted along with all requirements under Section 5.2 above, and substantiated in accordance with Subsection 5.2.2 above, and otherwise reasonably satisfactory to and approved by Owner and Owner’s Lenders, less any amounts that may be retained or withheld pursuant to the Contract Documents.
5.4 Owner’s Right To Withhold. Notwithstanding anything to the contrary herein, and in addition to Retainage, Owner may, upon written notice to Contractor, withhold from any payments otherwise due to the Contractor (including Final Payment), up to one hundred percent (100%) of the amount which, in Owner’s reasonable opinion, is necessary to protect Owner against or compensate Owner for any and all damages, costs, lawsuits claims, overpayments, expenses and losses attributable to any of the items or circumstances listed below in this Section 5.4, including, to cure any breach, default or failure to perform, or to assure the payment of claims of third persons, and at Owner’s option to apply such sums in such manner as Owner may in good faith deem necessary or proper to secure protection from or to satisfy such claims, Owner shall not be deemed in default by reason of withholding payment under this Agreement in good faith. Contractor shall not be entitled to receive payment on any Application for Progress Payment that is inaccurate or incomplete or that contains any material misrepresentation. The rights and remedies of Owner under this Section 5.4 shall be non-exclusive and shall be in addition to all other remedies available to Owner under this Agreement or at law, in equity or otherwise. Notwithstanding any language in this Section 5.4 or elsewhere in this Agreement, the Owner shall consider the existence of insurance, retainage, bonds or other protections available to it when making the decision to withhold payment.
5.4.1 The overall percentage of Work satisfactorily completed by Contractor and each relevant Subcontractor and/or Vendor (determined by comparing the amount of Work satisfactorily completed to the total amount of Work to be completed), is less than the overall percentage of payments determined by comparing (i) the sum of (a) all amounts previously paid by Owner; and (b) the pending invoice to be paid, to (ii) the total amount of the Cost of the Work within the Guaranteed Maximum Price.
5.4.2 Contractor’s failure to perform the Work in accordance with the Contract Documents, including, without limitation, failing to comply with any applicable Laws, except as specifically excluded in Article VII, failure to submit or carry out Recovery Plans in accordance with Section 11.8 of this Agreement, and/or failure to maintain insurance in compliance with the requirements of this Agreement.

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5.4.3 Defective Work not remedied in a timely manner after receipt of notice from Owner during the course of the Work or during the Warranty Period, as applicable. If any Work inspected by Owner is not to Owner’s reasonable satisfaction in accordance with the Contract Documents, a condition of any additional payments to Contractor shall be the correction of any such unsatisfactory Work to Owner’s reasonable satisfaction in accordance with the Contract Documents.
5.4.4 Reasonable evidence of the failure by Contractor to make timely or properly due payments to Subcontractors or Vendors.
5.4.5 Contractor’s failure to submit lien waivers as required pursuant to Subsection 5.2.4 above.
5.4.6 The filing by Contractor or any Subcontractor or Vendor of mechanic’s liens or other claims relating to the Work against Owner, the premises of Owner, the Project and/or the Site, or the making or filing of any claim by any other party arising out of or relating to the Work or acts or omissions of Contractor, any Subcontractor or any other person for whose acts Contractor is responsible or liable at law or under the Contract Documents, except for those liens filed as a result of Owner’s failure to make payment when due to Contractor under the Contract.
5.4.7 Contractor’s failure expeditiously to remove mechanic’s liens filed against the premises of Owner and/or the Site by Contractor or any Subcontractor or Vendor, except for those liens filed as a result of Owner’s failure to make payment when due to Contractor under the Contract.
5.4.8 The existence of Work, including Punch List Items, not fully completed or corrected after either Substantial or Final Completion.
5.4.9 Any failure by the Contractor to provide timely access to the Contractor’s books and records for audit purposes to the extent described in Article 19 of this Agreement.
5.4.10 Any failure by Contractor to provide the Schedule Updates as required by Article 11 of this Agreement or failure to submit Applications For Progress Payments consistent with the Schedule of Values.

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5.4.11 Owner’s or Owner’s Lenders’ good faith belief based on reasonable evidence that the Work cannot be completed for the unpaid balance of the Guaranteed Maximum Price.
5.4.12 Regarding any particular portion of the Work as shown on the Schedule of Values, any amount requested that is attributable to a portion of the Work not actually completed.
5.4.13 Owner’s or Owner’s Lenders’ good faith belief based on reasonable evidence that the Work will not be completed within the Contract Time.
5.4.14 Damage to property or Work or injury to persons attributable to the acts or omissions of Contractor, any Subcontractor or any person for whose acts or omissions Contractor is responsible or liable at law or under the Contract Documents.
5.4.15 Deviations from the Contract Documents other than those approved or permitted in accordance with the Agreement without an applicable Change Order or Construction Change Directive.
5.4.16 Any material breach or default or failure to perform by Contractor under the Contract Documents, including without limitation failure to maintain any required insurance, or any material inaccuracy in any of Contractor’s representations or warranties.
5.4.17 A determination by Owner to nullify in whole or in part a prior approval of an Application for Progress Payment and/or prior payment made, because of subsequently discovered evidence or subsequent observations which otherwise would allow Owner to withhold pursuant to this Section 5.4 or elsewhere in the Contract Documents.
5.4.18 Owner’s Lenders’ inability (if not the fault of Owner) to obtain (1) one or more title insurance endorsements to the Owner’s Lender’s title policy, showing no intervening or other liens, lien rights or encumbrances upon the Site or any improvements relating to the whole or any portion of the Work prior to any Lender Liens (as defined in Section 24.2 of this Agreement), other than those approved in writing by Owner’s Lender, and insuring the full amount of the disbursement and its priority satisfactory to Owner and Owner’s Lenders, or (2) a satisfactory report under the Missouri Uniform Commercial Code showing no liens or interests (other than those of Owner’s Lenders) relating to the whole or any portion of the Work, including, without limitation, any improvements; or any failure of Contractor or any Subcontractor to comply with Section 24.2 of this Agreement.
5.4.19 Contractor’s failure to obtain, comply with and keep valid and in full force, and deliver copies to Owner of, all approvals, permits, certifications, consents and licenses of governmental authorities or other parties having jurisdiction over the Site, the Project or the Work or contractual rights to approve or inspect any of the foregoing which are necessary at the stage of construction and/or otherwise existing and required to be complied with or satisfied when such disbursement to Contractor is to be made to enable Final Completion on or before the Contract Time.

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5.4.20 It shall be a condition precedent to all payments to Contractor following the date that certificates of occupancy (or any other equivalent permits required for occupancy and use) are obtainable for the whole or any part of the Project prior to Final Completion, that Contractor obtain and deliver to Owner all such permits when they are first available to be obtained (unless due to the fault of Owner such certificates are not obtainable).
5.4.21 Encroachments by any part of the Work being constructed on the Site outside the boundaries of the Site.
5.4.22 An order or statement shall have been made by or received from any governmental, administrative or regulatory authority or agency stating that the whole or any part of the Work, and/or any proposed change thereto, for which Contractor or any Subcontractor is responsible or which relates to Contractor’s or any Subcontractor’s activities is in violation of any Laws (as defined in Section 7.2 hereof), unless such order or statement has been timely corrected to the satisfaction of both the applicable governmental agency and Owner and evidence of such timely correction shall have been provided to Owner in form and substance satisfactory to Owner.
5.4.23 Contractor’s failure to comply with the requirements of Section 5.13 of this Agreement relating to off-Site materials.
5.5 Joint Payee Checks. Owner shall have the right at any time and from time to time upon notice to Contractor, to issue one or more checks for portions of a progress payment and Final Payment which are payable jointly to Contractor and its Subcontractors or Vendors of any tier or the parties owed. This right includes, but is not limited to, issuing jointly payable checks in circumstances where a dispute exists between Owner and Contractor with respect to the value of any partially or fully completed Work, including disputed Change Proposal Requests and Claims, and circumstances where Contractor has failed to provide lien waiver documents as required herein. Any such checks are forwarded to Contractor for further handling. Without limiting the generality of the foregoing, if Contractor fails, neglects, or refuses to pay for labor or services performed or materials or equipment supplied in connection with the Work as payments become due, except as are permitted under the Contract Documents, Owner shall have the right (but not the obligation) to make payments directly for any and all such labor, materials, or equipment and to deduct the amount of such payment from any payments otherwise due Contractor and from the Guaranteed Maximum Price. Owner shall have the right upon five (5) days prior written notice to stop the performance of the Work by Contractor until payment of all amounts due and owing has been made, provided, however, Owner shall not have any duty to stop the Work.

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5.6 Retention. From each Progress Payment made by Owner on an approved Application for Progress Payment, Owner shall retain and withhold as “Retainage,” ten percent (10%) of the approved amounts to be paid to all Subcontractors (whether through Contractor or directly) and five percent (5%) of the approved amounts to be paid to Contractor for self-performed Work. Notwithstanding the foregoing, no Retainage shall apply to (a) Contractor’s Fee, (b) premiums for Contractor’s Payment and Performance Bonds required of Contractor pursuant to the Contract, or (c) approved amounts to be paid to Contractor for Contractor’s direct Costs of the Work (exclusive of amounts to be paid to Subcontractors directly or through Contractor). All such Retainage shall be released as part of the Final Payment to Contractor. After fifty percent (50%) of the scope of the Work has been satisfactorily completed, Owner may elect to reduce the level of Retainage withholding in the event that Owner, in its sole discretion, determines that Contractor, its Subcontractors and/or Vendors are satisfactorily performing the Work in accordance with the Contract Documents, including but not limited to, achieving Interim Milestones Dates.
5.7 Substantial Completion Payment. Payment by Owner upon Substantial Completion shall be in consideration of Contractor’s unconditional covenant and agreement to complete all final Punch List Items. Owner may retain a sum equal to one hundred and fifty percent (150%) of the costs estimated by Owner necessary to complete any such Punch List Items. Thereafter, Owner shall pay to the Contractor monthly the amounts retained for such Punch List Items to the extent that each Punch List Item is satisfactorily completed by Contractor and accepted by Owner.
5.8 Final Payment. Contractor’s “Application For Final Payment” shall be submitted in accordance with the following:
5.8.1 “Final Payment” shall mean the payment to Contractor of all amounts due and owing and remaining to be paid to Contractor under the Contract Documents, including any Retainage, based on Contractor’s Application for Final Payment and Owner’s Certificate of Final Completion. Final Payment shall not be due, and Contractor’s Application for Final Payment shall not be considered, until the Contractor completes all of the Work in accordance with the Contract Documents including all prerequisites for a Certificate of Final Completion pursuant to Section 12.2 of this Agreement.
5.8.2 Owner will have no obligation to make the Final Payment as long as any unresolved mechanic’s liens or claims exist relating to Owner’s property, the Site or the Project, regardless of whether such liens or claims are filed or made by Contractor, any Subcontractor or Vendor or any other party relating to the Work; unless and until as directed by Owner, Contractor obtains and records appropriate lien releases acceptable to Owner and Owner’s Lenders, or provides Owner and Owner’s Lenders with indemnitee(s) acceptable to Owner and Owner’s Lenders and/or bonds around any mechanic’s lien in a manner acceptable to Owner and Owner’s Lenders, all in accordance with Section 7.19 hereof.

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5.8.3 The Application For Final Payment shall include a statement of all unresolved Claims as defined in Article 20 of this Agreement (and for which payment has been and/or shall be withheld by Owner). Contractor shall separately list by Claim number the specific dollar amounts which have previously been submitted as Claims by Contractor in good faith and in full compliance by Contractor with this Agreement.
5.8.4 Except for such unresolved Claims stated in specific dollar amounts which have been previously filed by Contractor in good faith and in full compliance with this Agreement, the submittal by Contractor of its Application For Final Payment shall constitute a final and irrevocable release and waiver by Contractor of any and all other Claims and causes of action for additional costs allowable under the Contract Documents. This shall include, but not be limited to, any and all claims for additional amounts relating to the Unresolved Claims so identified by Contractor and Claims or potential claims of Subcontractors and Vendors arising out of this Contract, whether or not any such Claims or potential Claims arise in contract or in tort or were known or unknown at the time of submittal of the Application For Final Payment.
5.8.5 Upon Owner’s concurrence that all conditions listed in Section 12.2 of this Agreement have been fulfilled and that the balance set forth in the Application For Final Payment is due and payable, Owner shall make Final Payment to Contractor in accordance with Section 5.3 of this Agreement.
5.8.6 Final Payment shall not relieve Contractor of any warranty obligations (including, without limitation, warranty obligations) contained in the Contract Documents or at law.
5.8.7 The making of Final Payment by Owner shall constitute Owners acceptance of the Work and shall be a waiver of Claims by Owner under the Contract Documents, except to the extent of any conditions or reservations and/or Claims set forth in writing by Owner at or prior to the time of Final Payment, and except to the extent of any claims relating to any of the following, whether known or unknown at the time of Final Payment (i) any liens or encumbrances, (ii) any matter for which Contractor or any Subcontractor or Vendor is liable or responsible at law, (iii) any obligations or liability relating to Contractor’s warranties provided in the Contract Documents (including Contractor’s obligations under Article 10 hereof), (iv) Contractor’s representations, warranties and obligations under Sections 3.4, 3.6, 7.2 (a)&(g), 7.2.1, 7.2.11, 7.2.12, 7.20, 13.2.3, 14.1.1, 14.2, 14.3 (last sentence), 14.4, 16.2, 24.7, and Articles 19 and 23 of this Agreement, (v) failure of the Work to comply with the Contract Documents, or (vi) any breach or inaccuracy of any of Contractor’s representations or warranties under the Contract Documents, any Contractor Certificate or under any affidavit, certificate or other instrument or document provided to Owner or any of Owner’s Lenders.

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5.9 Disputed Payments. When the reason(s) for withholding payment are removed to Owner’s reasonable satisfaction, Owner will pay such previously withheld amounts (less amounts properly withheld or retained) with the next regularly scheduled payment. In the event of a dispute with respect to amounts payable under an Application For Progress Payment or the Final Payment, Owner shall pay all undisputed amounts. If Contractor disputes any determination by Owner with regard to any Application for Progress Payment or any withheld amounts, Contractor shall nevertheless expeditiously continue to prosecute the Work. Any amounts in dispute and withheld by Owner shall be promptly paid after the earlier of: (a) settlement of the dispute by execution of a final Change Order document; or (b) final resolution of the dispute pursuant to Article 22 of this Agreement. The payment of any undisputed amounts shall not waive or otherwise limit Owner’s rights as set forth in this Agreement, including, but not limited to, in Article 19 below. Notwithstanding anything to the contrary, Contractor shall receive payment promptly once the reasons for withholding payment are removed.
5.10 Ownership of Materials. All material and work covered by progress payments made shall upon such payment become the sole property of Owner, however the Contractor shall not be relieved from the risk of loss and responsibility for all material and Work upon which payments have been made or the restoration of any damaged Work (Contractor’s risk of loss, however, shall be subject to the terms and provisions of the OCIP). Contractor represents and warrants to Owner that (i) title to all of the Work, materials and equipment covered by any Application for Progress Payment will pass to Owner upon the earlier of incorporation in the Work or receipt of payment by Contractor, and such title shall be free and clear of all liens, claims, security interests or encumbrances; (ii) the vesting of such title shall not impose any obligations on Owner or relieve Contractor of any of its obligations under the Contract Documents; (iii) Contractor shall remain responsible for damage to or loss of the Work, whether completed or under construction, until responsibility for the Work has been accepted by Owner in the manner set forth in this Agreement (Contractor’s risk of loss, however, shall be subject to the terms and provisions of the OCIP); and (iv) no Work covered by an Application for Progress Payment and no material or equipment incorporated in the Work will have been acquired or incorporated into the Work, subject to an agreement under which an interest in the Work or an encumbrance on the Work is retained by the seller or otherwise imposed by Contractor or such other person.

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5.11 Deposits and Payments. If any deposits are required for the purchase of any materials, such deposits will be specifically identified by category and credited against amounts as billed in that category. Contractor agrees to receive and hold all payments to it by Owner as trust funds to be applied only to the payment of Costs of the Work and then to the payment of the Contractor’s Fee. Contractor will promptly upon written request from Owner, account for any and all funds theretofore received by Contractor from Owner. Contractor agrees to arrange to purchase such materials or equipment in advance of the time for installation in the Project as are deemed advisable by Owner or Contractor, provided such purchases in excess of $50,000.00 are approved by Owner and Owner’s Lenders. Upon payment to Contractor of approved deposit amounts, Contractor shall provide Owner with an assignment of Contractor’s rights relating to such deposit made and agreement for purchase of such item.
5.12 Waiver. Owner’s allowance or payment of any item pursuant to any Application for Progress Payment or otherwise shall not constitute approval of the Work or the Application for Progress Payment, or result in Owner’s waiver of any claims, all of Owner’s rights being specifically reserved, and no such payments shall operate as an admission on the part of Owner as to the propriety or accuracy of any amounts on such Application for Progress or Final Payment (except Final Payment shall constitute a waiver by Owner only to the extent provided in Section 5.8.7 hereof). A progress payment, or partial or entire use or occupancy of the Project by Owner shall not constitute acceptance of Work not in accordance with the Contract Documents. Owner shall not be bound by any entries in previous Applications for Progress Payment and shall be permitted to make corrections for errors therein. Owner’s Final Contractor’s Fee installment payment and Final Payment shall in no way relieve Contractor of any obligations or responsibilities under the Construction Documents which extend beyond the date of such payment.
5.13 Materials Off-Site. All materials which are the subject of an Application for Progress Payment (or Application for Final Payment, if applicable) shall be stored at all times at the Project, in a bonded warehouse or such other secured facility satisfactory to Owner and Owner’s Lenders, or at the premises of the manufacturer or fabricator (in which event the materials shall be appropriately marked and identified with the applicable purchase contract and physically segregated in an area with access to a public street), until the materials are incorporated into the Project; provided that if the materials are stored with the manufacturer or fabricator, Owner must receive evidence satisfactory to Owner of the creditworthiness of the manufacturer or fabricator and/or Contractor shall procure and deliver or cause to be procured and delivered to Owner such dual obligee performance and labor and material payment bond or bonds, in form, substance and amount satisfactory to Owner and Owner’s Lenders, as Owner and Owner’s Lenders may require. Furthermore, Contractor shall:
5.13.1.1 use the materials only for construction of the Project, and not make any transfer thereof or permit any lien to attach thereto which could materially impair the ability of Owner to use the materials for such purpose;

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5.13.1.2 take or cause to be taken all actions necessary to maintain, preserve and protect the materials and keep them in good condition and repair, and to comply with all laws, regulations and ordinances relating to the ownership, storage or use of the materials;
5.13.1.3 cause to be delivered to Owner any applicable bailee waivers where such bailee rights exists, and the original warehouse receipt covering any stored materials, and ensure that such stored materials have been stored in such a way as to eliminate the possibility that they will be commingled with other materials or projects; and
5.13.1.4 if Contractor shall fail to perform any of its obligations under this Section 5.13 after Owner has made payment to Contractor for the materials, Owner or Owner’s Lender may, but shall not be obligated to, take such actions and expend such sums as are necessary in Owner’s judgment to protect and preserve Owner’s Lenders’ security interest in such materials, and all such expenditures so incurred (including, without limitation, attorneys’ fees and disbursements) shall be repayable by Contractor promptly on demand and shall be Non-Allowable Costs of the Work.
ARTICLE VI
OWNER’S RESPONSIBILITIES
6.1 Information and Services. Owner shall, at such times as are reasonably required for the successful and expeditious completion of the Work, provide Contractor with information and services at Owner’s expense as follows:
6.1.1 Purchase and deliver to Contractor in accordance with the Project Schedule (and after timely and due notice from Contractor to Owner of a schedule of delivery dates for such items), the material and equipment to be provided by Owner for installation by the Contractor;
6.1.2 Owner has already provided to Contractor surveys describing physical characteristics of the Site including the location of known utility pipelines and wiring conduits; and Owner will continue to provide Contractor with copies of subsequent surveys of the Site as they become available;
6.1.3 Pay for (a) utility connection fees, and (b) alterations to existing structures at the Site required by governmental authorities as a pre-condition of issuing building permits for the Work;
6.1.4 To the extent described in Section 7.11.2 below, pay for on-Site and off-Site testing, inspections and approvals specifically required for the Work by applicable Laws;

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6.1.5 Pay for all Major Permits for the Work (though it is Contractor’s obligation to obtain, so long as owner pays for such Major Permits) subject to Section 1.12 hereof;
6.1.6 Pay for all necessary construction utilities at the Site; and
6.1.7 Pay all real property taxes assessed against the Work.
6.2 Limitations. Contractor may rely on the accuracy of information on the Site and local conditions affecting the Site and any and all other information, reports, studies, surveys and materials provided by Owner pursuant to Section 6.1.2 above or otherwise Nothing in this Section shall relieve the Contractor of its obligation to exercise proper care and due diligence in accordance with the terms of this Agreement including, but not limited to, Article XIII hereof.
6.3 Project Representative. Owner has designated Cliff Kortman, President, Design and Construction as its “Project Representative” to be Owner’s authorized representative to provide approvals and directives necessary for the day-to-day administration of the Project, including the Work. Contractor acknowledges and confirms that no apparent authority, agency or similar claims may be made by Contractor with respect to any approval, authorization, order or decision given or made from and after the execution date of this Agreement by any purported representative or employee of Owner other than either of Owner’s Project Representatives in writing (or such other individual authorized in writing by Owner), and all such claims are hereby waived by Contractor.
6.4 Approval of Major Purchases. Notwithstanding anything in the Contract Documents which may indicate otherwise, all purchase orders in excess of $250,000.00 for the supply by Contractor of materials and equipment specified in the Contract Documents for incorporation into the Work shall require the prior written approval of Owner.
6.5 Site Access. Owner, Owner’s Lenders, Architect and any party designated in writing by Owner shall at all times have, and Contractor shall provide, complete and unfettered access to the Site and the Work in progress and preparation wherever located at all times for any and all purposes as Owner and/or Owner’s Lenders may desire. Visits to the Site or observations of the Work by Owner, Architect, any party designated by Owner, Owner’s representatives or contractors, or Owner’s Lenders shall in no way relieve Contractor from its obligations to carry out the Work in accordance with the Contract Documents. Subject to the terms of the Contract Documents, Owner and Owner’s other contractors shall work without causing labor disharmony, coordination difficulties, delays, disruptions or interferences with Contractor, Subcontractors and Vendors.

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6.6 Payments. Owner shall timely make payment to Contractor of amounts properly due Contractor under and subject to (including Owner’s right to offset and withhold as provided in) the Contract Documents.
6.7 Proof of Funding. Upon Contractor’s request, and subject to availability to Owner and the rights of Owner’s Lenders, Owner will provide to Contractor a copy of the loan documentation between Owner and Owner’s Lenders relating to the provision and disbursement of funds to Owner for its obligations under this Contract (excluding therefrom information deemed proprietary or confidential by Owner or Owner’s Lenders).
6.8 Good Faith. Owner shall use good faith in performing its obligations under the Contract Documents, and shall not unreasonably delay its review of and/or response to matters requiring Owner’s review and/or response under the Contract Documents.
6.9 Timely Delivery of Drawings. Owner acknowledges and agrees that to maintain the Project Schedule and the Guaranteed Maximum Price, subject to any allowed extensions and/or increases, the Drawings and Specifications need to be consistent with the Guaranteed Maximum Price Premises and Assumptions and delivered by Owner within the terms required in the Project Schedule. The Drawings and Specifications are listed in Exhibit “E”.
ARTICLE VII
CONTRACTOR’S RESPONSIBILITIES
7.1 Contractor’s Specific Representations. By entering into this Contract, Contractor undertakes to furnish its best skill and judgment and to cooperate with Owner in furthering the best interests of Owner, the Work and the Project, and shall use good faith in performing its obligations under the Contract Documents. By entering into this Contract, Owner is relying upon the specific undertakings, representations and warranties of the Contractor in favor of Owner as follows, and Contractor hereby represents, warrants and covenants to Owner that:
7.1.1 Contractor and all Subcontractors are duly authorized and have the necessary license(s) to practice and perform all Work in this jurisdiction and will remain so licensed at all times relevant to the Work and Project. Contractor shall produce such license(s) to the Owner upon request, and Contractor shall be responsible to obtain copies of such license(s) from all Subcontractors prior to allowing them to perform Work on Site. Contractor has substantial experience in performing major projects with scopes of work similar to the Work defined herein, is familiar with the activities of the governmental bodies having authority over the Project and

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has expertise and experience managing Subcontractors on projects of similar scope within the St. Louis, Missouri area. Contractor also represents that such experience includes performing major projects with stringent time constraints and where construction begins before all drawings and specifications have been issued for construction purposes, as is the case with the Work and Project. The standard by which Contractor shall be judged in its performance of this Agreement and its exercise of judgment hereunder shall be that of a contractor with the highest level of skill, experience and expertise for the planning and construction of a first class luxury resort and casino in St. Louis, Missouri including the foregoing qualifications and consistent with such other Contractor representations, warranties and covenants contained in the Contract Documents.
7.1.2 All of Contractor’s management and Site supervisory personnel listed in Exhibit C attached to this Agreement shall remain until Substantial Completion committed to and available for full-time assignments devoted to the Work unless otherwise specifically noted in Exhibit C attached to this Agreement or as agreed upon by Owner (subject to Contractor’s right to terminate the employment of personnel for cause in the ordinary course of business).
7.1.3 Contractor has examined and will continue to examine all Contract Documents provided by Owner and the Architect pertaining to the Work and the Site. Contractor accepts the lack of completeness of such documents, including the Drawings and Specifications, except to the extent otherwise reasonably and promptly noted in writing to Owner in accordance with Section 7.3 hereof as to any specific concerns about incompleteness and consistent with Contractor’s obligations and representations in this Agreement so long as any such Drawings and Specifications delivered after the Effective Date are (a) delivered timely in accordance with the Project Schedule and (b) in substantial conformance with the Guaranteed Maximum Price Premises and Assumptions. Contractor also represents that the Guaranteed Maximum Price Premises and Assumptions were sufficiently detailed and comprehensive to enable Contractor to have reliably estimated and established its Guaranteed Maximum Price set forth in Article 3 of this Agreement. Subject to the provisions of this Agreement, Contractor further agrees that all Work shall be performed within the Guaranteed Maximum Price and within the Contract Time set forth in Article 4 of this Agreement, notwithstanding that the Contract Documents, including the Drawings and Specifications, are not complete in every detail and are still being developed.

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7.1.4 Contractor has had ample time to and has visited and examined the Site and has reviewed the physical conditions affecting the Work, and will continue to do all of the foregoing, and, subject to the provisions of Article 13 hereof, is familiar with all of the conditions on, under, and affecting the Site, as Contractor deemed necessary or desirable based on Contractor’s skill, experience and knowledge and the scope of the Work and terms of the Contract Documents. Contractor has verified field conditions, and carefully and fully compared such field conditions, Site observations and other information known to Contractor with the Contract Documents (including the requirements thereof) and has not found any omissions, errors or discrepancies and has satisfied and will continue to satisfy itself as to: (a) access thereto; (b) the location of all utility pipelines and wiring conduits which can be ascertained through Site visits or by any documents which are provided by Owner; (c) the type of equipment and facilities needed before and during prosecution of the Work; (d) the general and local labor and weather conditions and availability of materials and equipment under which the Work is to be performed; (e) the presence of construction hazards, if any; (f) the nature, location, and character of the Work and the Site, including, without limitation, all improvements and obstructions on and under the Site both natural and man-made; and (g) all other matters which may affect the Contractor’s means, methods, techniques and procedures necessary to construct the Work in strict accordance with the Contract Documents and otherwise fulfill its obligations under the Contract Documents, including but not limited to its obligation to complete the Work for an amount not in excess of the Guaranteed Maximum Price on or before the Contract Time. Any condition at the Site, whether or not consistent with conditions shown or called for on the Contract Documents, shall not be allowed as a basis for claims for extra compensation or extensions of time, except as otherwise specifically provided for in Article 13 below, notwithstanding any statements or representations by Owner or any party on behalf of Owner, oral or written, with respect to the conditions of the Site or improvements thereon, or regarding the completeness, correctness, or adequacy of any Contract Documents, except to the extent provided in Section 7.1.3 hereof.
7.1.5 Prior to commencing its procurement and construction activities, Contractor shall further verify at the Site all measurements and levels necessary for proper construction of the Work, including the fabrication, assembly and installation of materials and equipment to be incorporated into the Work and shall further carefully compare such verified field measurements and conditions with the requirements of the Contract Documents.
7.1.6 The Contractor is not required to ascertain that the Contract Documents are in accordance with applicable laws, consents, ordinances, mitigation measures, codes, rules, directives, orders, permits, statutes, and regulations, whether federal, State or local, and whether governmental or public administrative (collectively, “Laws”); however, if the Contractor observes any failure of the Contract Documents to conform with applicable Laws ), Contractor shall immediately notify Owner in writing and identify any such discrepancies and obtain written instructions from Owner before proceeding with any part of the Work affected thereby. If the Contractor performs Work that it knows to be contrary to Laws, the Contractor shall assume full responsibility for such Work and shall bear the costs (including loss and damage due to delays) of correction, repair and replacement attributable thereto as Non-Allowable Costs of the Work.

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7.1.7 If Contractor discovers or otherwise becomes aware of any errors, discrepancies, omissions, duplications or conflicts in the Contract Documents at any time during the course of the Work, Contractor shall immediately notify Owner in writing and obtain written instructions from Owner before proceeding with any part of the Work affected thereby. If the Contractor performs any Work relating to any such errors, discrepancies, omissions, duplications in the Contract Documents, Contractor shall bear all costs of correction and adverse scheduling impacts attributable thereto as Non-Allowable Costs of the Work.
7.1.8 Contractor will not engage in, nor commit its personnel to engage in, any other projects while performing Work on the Project to any extent that such other projects may materially and adversely affect the quality or efficiency of the Work required to be performed by Contractor in connection with this Project or which will otherwise be detrimental to the carrying on and completion of this Project.
7.2 General Description. Contractor covenants and agrees that Contractor’s Work and all Work performed by any Subcontractor or Vendor shall be carried out: (a) with a proper supply of labor, materials and equipment; (b) in full compliance with the requirements contained in, indicated on and reasonably inferable from the Contract Documents (subject to Section 2.1) given Contractor’s status as a contractor experienced with construction projects similar in size and complexity to the Work, (c) in full compliance with all applicable laws, consents, ordinances, mitigation measures, codes, rules, directives, orders, permits, statutes, and regulations, whether federal, State or local, and whether governmental or public administrative (collectively, “Laws”), subject to the limitation related to the Contract Documents set forth in Section 7.1.6; (d) diligently and in the best manner to assure completion on or before the Guaranteed Date of Substantial Completion, (e) in full compliance with the “Technical Studies and Reports” set forth on Exhibit K attached to this Agreement, (f) by qualified design professionals where applicable, and (g) in full compliance with the terms of the OCIP (as defined in Section 15.1 of this Agreement) and any other insurance applicable to the Work. The term Laws shall also include, without limitation, those specific permits, approvals and entitlements set forth on Exhibit L attached to this Agreement. As more specifically set forth in Section 7.1.6 above, Contractor shall not be responsible for whether the design aspects of the Drawings or Specifications conform to Laws applicable to the design aspects of the Drawings or Specifications (including but not limited to ADA design requirements). Should any governmental authority having jurisdiction over the Work mandate compliance with any changes to applicable Laws or Laws that have been enacted after Work has commenced, Contractor shall, subject to consultation with and written approval by Owner, construct the Work in accordance with such applicable Laws, the cost of which will be a Modification. In fulfilling its responsibilities under the Contract Documents, Contractor shall furnish, coordinate, manage and pay for all services and personnel, labor, machinery, tools, materials, necessary to:
7.2.1 Cause the Work to be constructed in compliance with: (a) the latest approved Drawings and Specifications for construction purposes; and (b) all applicable Laws (including all changes in Laws as provided in Section 7.2 above), subject to the limitation related to the Contract Documents set forth in Section 7.1.6;

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7.2.2 Provide at all times until Final Completion a sufficient and competent organization, which shall include the skilled services of all senior managers, Site supervisors, qualified scheduling personnel, superintendents, foremen, engineers, skilled and unskilled craft labor and supervisors and all other personnel necessary or desirable to plan, prosecute and construct the Work in accordance with the Contract Documents;
7.2.3 Provide the skilled services of buyers, expediters and other personnel necessary to achieve the timely delivery and use of (a) all materials, supplies and equipment to be incorporated into the Work by Contractor, Subcontractors and Vendors, and (b) all construction machinery and equipment, tools and expendable construction materials and supplies necessary or desirable for the Work;
7.2.4 Prepare and provide the Project Schedule and Schedule Updates for the Work in accordance with Article 11 below;
7.2.5 Coordinate the schedules and operations of all Subcontractors and Vendors of every tier and cooperate with Owner and Owner’s other contractors and consultants and Owner’s Lenders so that the Contractor’s Work and the work of others will progress smoothly with a minimum of disruptions and interference to any party;
7.2.6 Except as provided in Section 6.1.5 above, obtain and provide to Owner, and pay for (as a Cost of the Work): (a) all Work-related authorizations, building permits, licenses and approvals which are required by governmental authorities to be taken out in Owner’s name for construction and completion of the Work or the Project, and (b) all temporary and final Certificates of Occupancy;
7.2.7 Be responsible for protection of the Work, including all materials and equipment to be utilized during the Work, from theft or damage or other harm, whether in transit or in storage on-Site or off-Site, until Final Completion pursuant to Section 12.2 of this Agreement;
7.2.8 Promptly notify Owner in writing of any errors, omissions or discrepancies discovered by Contractor in the Contract Documents, including any observed failures to comply with applicable Laws;

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7.2.9 Enforce strict discipline and good order among the employees of Contractor, Subcontractors and Vendors while at the Site or otherwise performing this Contract;
7.2.10 Give all notices and secure all required certificates of inspection, testing or approval necessary or incidental to the prosecution of the Work, for delivery to Owner;
7.2.11 Be responsible for and pay (as a Cost of the Work to the extent provided in Section 3.4 hereof) all sales, use, gross receipts, social security, workers’ compensation (except to the extent provided in the OCIP), unemployment and all other such taxes relating to or arising out of the Contractor’s performance of the Work;
7.2.12 Provide Owner with the full benefit of all Vendor’s warranties applicable to all equipment and materials furnished by the Contractor;
7.2.13 Maintain at the Site one record copy of all Drawings, Specifications and revisions thereto, the Project Schedule, all Schedule Updates, all Change Orders and other Modifications, approved material lists, brochures, technical data submissions and RFI’s, RFI responses, submittals, Construction Change Directives, Samples, all correspondence and transmittals pertaining to the Work and all other records relating to the status of all Work-related materials, equipment and construction activities;
7.2.14 Provide Owner with three (3) complete sets of operating and maintenance manuals for all equipment installed as part of the Work;
7.2.15 Provide Owner with as-built drawings (electronically when available and otherwise on reproducible mylar) prior to Final Payment after the completion by each Subcontractor of their respective portions of the Work, including at least one printed set with each Subcontractor’s stamp and certification statement on such Drawing, as submitted, are true and correct;
7.2.16 Copy Owner on all correspondence, memoranda and bulletins by Contractor to Architect, consultants and public agencies and deliver to Owner on a current and up-to-date basis copies of all written communications received from public agencies. Provide to all Subcontractors (with concurrent written notice to Owner), and cause all Subcontractors to provide, all notices required by applicable Laws relating to the Contract and/or Work, including but not limited to notice of payments received. Copy Owner on all default, stop work or termination notices sent to or received from Subcontractors at every tier, and any others performing any Work;

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7.2.17 Contractor shall maintain records, in duplicate, of principal building layout lines, elevations of the bottom of footings, floor levels and key site elevations certified by a qualified surveyor or professional engineer to Owner’s and Owner’s Lender’s satisfaction; and
7.2.18 William G. Yates, III and Chet Nadolski are each acting alone authorized to act on behalf of Contractor with regard to the Work and Contract Documents, and are the individuals, acting alone or together, with whom Owner may consult at all reasonable times, and the instructions, requests and decisions of either of said individuals, acting alone, will be binding upon Contractor as to all matters pertaining to this Contract and the performance of the parties hereunder. The individuals who shall be responsible on behalf of Contractor for supervising the Project are set forth on Contractor’s Personnel List attached as Exhibit C to this Agreement. Except for reasons beyond its control, Contractor shall not change the individuals designated on said Exhibit C during the term of this Agreement without the prior written approval or direction of Owner. At least one Project Superintendent shall be at the Site on a full-time basis and at all times while any Work is being performed.
7.3 Preconstruction Services. Contractor shall as a Cost of the Work furnish, coordinate, manage and pay for all services, personnel, labor, material, equipment, machinery and tools for the Work, and shall:
7.3.1 Search for and timely recommend from time to time to Owner various value engineering and other cost savings measures during the entire progress of the Work to reduce the Cost of the Work to the fullest extent possible while maintaining the quality required by the Contract Documents. Owner will then elect, in its sole discretion, whether or not to implement such measures in connection with the Work.
7.3.2 Timely review designs with Owner and Architect, including, but not limited to, to the extent applicable, architectural designs, structural, HVAC, plumbing, fire protection, power and lighting, security systems and communications, interior designs, and vertical transportation to assure compliance with the Guaranteed Maximum Price, Guaranteed Maximum Price Premises and Assumptions, and Project requirements. Advise on the Site use and improvements, selection of materials, Project and Site systems and equipment, improvements to the Project and Site, call and security systems, and methods of Project delivery. Provide recommendations on relative feasibility of construction methods, availability of materials and labor, time requirements for procurement, installation and construction, integration into existing Project and Site systems, and factors related to cost including, but not limited to, costs of alternative designs or materials, preliminary budgets and possible economics.

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7.3.3 Advise Owner in writing promptly upon discovery if, in the judgment of Contractor, the issuance of architectural or engineering documents does not meet schedule requirements or if the information provided on such documents is inadequate for the current purposes intended or if requirements of such documents conflict with other documents issued or with existing conditions on the Site. In any such event, Contractor will issue a Request for Information (“RFI”) to the Architect (with a copy to Owner). Owner shall take all commercially reasonable steps to cause its design professionals to respond to RFI’s in a timely manner so as to prevent any delay to the Work.
7.3.4 Review the Contract Documents, as the same are being prepared and check the same for (a) obvious conflicts, discrepancies and omissions, and (b) variations from customary construction practices and methods which, in the opinion of Contractor, may cause difficulties or occasion delay in the performance of the Work and timely advise Owner and the Architect promptly, in writing, of any such observed problems. Coordinate Contract Documents by consulting with Owner and the Architect regarding Drawings and Specifications as they are being prepared, and recommending alternative solutions whenever design details affect construction feasibility, cost or schedule. Timely advise Owner, using Contractor’s professional skill and judgment, regarding any missing or incomplete aspects of the Project scope.
7.3.5 Contractor also expressly acknowledges that this Project and the Work will proceed on a “fast-track” method of construction, i.e., construction will commence without final Drawings and Specifications in place. More specifically, while Drawings and Specifications are complete for certain portions of Work, the design process will continue for other portions during construction based on the Guaranteed Maximum Price Premises and Assumptions. Contractor has been, and will continue to be, an active participant in the design process. Given such participation, Contractor represents that it is familiar with the scope and quality of those aspects of the Project which have not yet been fully designed, and has taken such scope and quality matters into consideration in preparing each component of the Guaranteed Maximum Price based on the Guaranteed Maximum Price Premises and Assumptions. Contractor agrees to work with Owner and Architect and their consultants in the completion of the design process and will provide prompt written notice to Owner in accordance with the time periods contained in the Project Schedule, if any proposed Drawings, Specifications or designs being prepared by Owner or Architect and provided to Contractor are not in substantial compliance with the Guaranteed Maximum Price Premises and Assumptions, or if any redesign or value engineering is necessary or advisable for certain aspects of the Project at any stage of the design process in order to bring the cost of such Work within or below, but not in excess of, the respective Allowance Amounts for the Allowance Items or the budgeted or allocated amounts for other items contained in the Guaranteed Maximum Price. Once the Drawings and Specifications are complete, it is recognized by both parties, as more particularly set forth in Section 2.1, that the scope of the Guaranteed Maximum Price may include Work not expressly indicated on the Contract Documents, but which is reasonably inferable from the Contract Documents, and such Work shall be performed without any increase in the Guaranteed Maximum Price or extension of Contract Time, except if and to the extent otherwise expressly provided in this Agreement.

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7.3.6 In the event the Contractor is requested to provide Value Engineering or recommend alternate materials or products due to budget considerations or any other reason, the Owner shall rely on the Architect to determine the suitability of design, quality and value of such Value Engineering or alternate products and materials recommended by the Construction Manager. The Owner acknowledges the Contractor’s Value Engineering or alternate products or materials recommendations is subject to the review and approval of the Owner and Architect and such approval is strictly the Owner’s responsibility for which the Contractor shall not be liable.
7.4 Systems and Procedures. Contractor shall develop, for Owner’s review and approval, and implement a system and procedures for:
7.4.1 Reviewing its own Work and the Work of its Subcontractors and Vendors for defects and deficiencies, including the preparation of all appropriate quality control documentation, to assure that all such defects and deficiencies are discovered and corrected.
7.4.2 Reviewing, processing, recording and paying Subcontractors and Vendors which is fully consistent with the requirements to be fulfilled by the Contractor pursuant to Article 9 of this Agreement. Such procedures shall especially provide for strict adherence to all lien waiver requirements for Subcontractors and Vendors as set forth in Article 9 of this Agreement.
7.4.3 Preparing, reviewing and processing Change Orders which fully complies with Article 18 of this Agreement.
7.4.4 Evaluating all Change Proposal Requests and Claims submitted by Subcontractors or Vendors for compliance with the requirements of the Contract Documents, recommending resolutions and options to Owner in writing with respect to such Change Proposal Request and Claims; and implementing of written Construction Change Directives and Change Orders issued in accordance herewith.

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7.5 Schedule Meetings and Records. After execution of the Contract and prior to commencement of the Work, Owner shall schedule a meeting with Contractor for the purpose of outlining and clarifying the proposed Work, security and use of the Site, potentially difficult aspects of the Work of which Owner is actually aware and responding to questions of those attending.
7.5.1 Contractor shall schedule and conduct pre-construction and construction progress meetings at the Site on a regular basis (at least weekly) at which Owner, Architect, Interior Designer, Contractor and Subcontractors may jointly discuss such matters as Work procedures, progress, scheduling and coordination, and Owner’s Lender may attend. Contractor shall be responsible for securing attendance of its Subcontractors, Vendors, suppliers and other personnel as are required at such meetings. Contractor shall keep and distribute timely in advance of the next meeting minutes of such meetings, including a list of the action items, responsible parties and dates necessary to complete actions to enable the Contractor to maintain the progress of the Work in accordance with the Project Schedule.
7.5.2 Contractor shall regularly monitor and provide to Owner and Owner’s Lenders written reports on a monthly basis describing the status of the actual progress of the Work in relation to the Project Schedule, in accordance with Article 11 below.
7.5.3 For purposes of Schedule Updates and requested changes in the Contract Time, Contractor shall maintain daily logs which shall be available for Owner’s and Owner’s Lenders review at any time during normal working hours, and which shall record the progress of the Work.
7.5.4 Contractor shall also monthly provide to Owner and Owner’s Lenders, on the first day of each month, an Anticipated Cost Report prepared by Contractor and containing detailed information on pending Change Orders, contracts awarded and to be awarded, and similar budget related items.
7.6 Contractor’s Operations. Contractor shall: (a) confine its operations at the Site to areas designated by Owner; (b) not unreasonably encumber the Site or encumber areas in the vicinity of the Site with materials, equipment or debris; (c) coordinate its activities with the Owner’s Project Representative and Owner’s other contractors in advance; and (d) not block or hinder public parking facilities without Owner’s prior written approval. To the extent reasonably possible, Contractor shall preserve and protect all existing vegetation on or adjacent to the Site which is not to be removed or required to be disturbed in the performance of the Work. Contractor shall be solely responsible for all costs and expenses incurred as a result of failure to adhere to the requirement of this Section (subject to Contractor’s right to use the Construction Contingency as provided in Section 3.1.6 hereof, to the extent there remain funds therein and regardless of whether any funds remain in the Construction Contingency, Contractor shall still be liable for such damages, costs and expenses). Contractor shall make itself familiar with and use all best efforts to protect all existing improvements and/or utilities at or near the Site from damage. Contractor shall be solely responsible for repairing any such damage and for the related costs and expenses (subject to Contractor’s right to use the Construction Contingency as provided in Section 3.1.6 hereof, to the extent there remain funds therein and regardless of whether any funds remain in the Construction Contingency, Contractor shall still be liable for such damages, costs and expenses). Neither Contractor nor any Subcontractor or Vendor shall post, erect or place on the Site, the Work, Owner’s premises or the Project any sign, banner, billboard or display for marketing, advertising, promotional or other similar reasons, and no trade names or other identification shall appear on any item of the Work or at any place on the Project where such name or identification will be seen by the general public, except as approved in writing by Owner.

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7.7 Site Discipline. Contractor shall employ, and require all Subcontractors and Vendors to employ, only skilled workers properly qualified by experience and ability to perform the tasks assigned to them. Contractor shall at all times be responsible for strict discipline and good order among its employees, craft labor, agents and representatives as well as the employees, craft labor, agents and representatives of its Subcontractors and Vendors while performing Work and all other persons performing any Work. When requested by Owner, Contractor shall remove and shall not re-assign to the Work any person who, in Owner’s reasonable opinion, is disorderly, insubordinate, unsafe, unskilled, incompetent or otherwise unfit for tasks assigned to them.
7.7.1 At all times during performance of the Work on the Project, including during any partial use or occupancy by Owner or others, Contractor shall, and shall cause all Subcontractors and Vendors to, abide by each and all of the following requirements:
7.7.1.1 Access to the Project Work area by construction personnel shall be the most inconspicuous route available, in order that the general public and the Owner’s personnel are not inconvenienced. Access shall be arranged with Owner prior to commencement of Work. Access to restricted and/or limited access areas required by Work shall be coordinated with Owner.
7.7.1.2 Owner’s toilet facilities and the Project’s permanent toilet facilities are not to be used by construction personnel.
7.7.1.3 During the FF&E and finish phase of construction, construction personnel are not permitted to eat and smoke where materials are in place nor use tables and chairs or other furniture that are part of the Project. During this phase of the Project, Owner will designate appropriate places for eating.
7.7.1.4 Quiet and courtesy with respect to Owner’s employees and guests is mandatory.
7.7.1.5 Use all best efforts to ensure that Contractor’s and all Subcontractors’ activities do not interfere with any Project and Site systems (i.e., electric, elevator, plumbing, HVAC, etc.) necessary to maintain ongoing operations of the Project and Site.

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7.7.1.6 Power outages, mechanical shutdown and so forth shall be carefully coordinated with Owner. Contractor will provide Owner with two (2) full business days, advance notice of any planned shutdowns of any basic Project or Site systems, and will obtain Owner’s written approval prior to commencing any such shutdown.
7.7.1.7 All life safety systems requiring shut-down or tie-ins, in accordance with the above clause 7.7.1.6, shall be coordinated with Owner and shall be performed at such a time to minimize any effect of the safety, health and welfare of the building’s occupants. At the conclusion of each work-day, all operable life safety systems shall be energized and operative.
7.7.1.8 Contractor shall be responsible to Owner for acts and omissions of Contractor’s employees and agents, Subcontractors and Vendors and their respective agents and employees, and other persons performing portions of the Work under a contract or arrangement with or under the direction of Contractor or with or under the direction of any Subcontractor or Vendor. Except to the extent expressly provided otherwise in this Agreement, Contractor shall not be relieved of its obligation to perform the Work in accordance with the Contract Documents either by activities or duties of Owner or Architect, or, by any request, approval or consent of Owner or Architect, or by tests, inspections or approvals required or performed by persons other than Contractor. Contractor shall require and ensure that each Subcontractor and Vendor complies with all applicable requirements set forth in the Contract Documents for Contractor. Except to the extent the Contract Documents expressly provide otherwise, if any dispute arises between Owner, on the one hand, and Contractor, on the other hand, unless Owner directs otherwise, Contractor shall proceed with the performance of its obligations under the Contract with reservation of all rights and remedies it may have under and subject to the terms of the Contract Documents.
7.8 Site Security. In cooperation with Owner, Contractor shall develop and implement an effective security program for protection of the Work in progress. Contractor shall secure, protect and be responsible for (consistent with the terms of the OCIP), and shall provide all necessary or desirable measures for security and protection at and on the Site and the Work, and of all materials, supplies, tools and equipment and all other improvements and personal property at the Site or in the vicinity of the Site, whether or not incorporated into the Work, including, but not limited to, utilizing fences, gates, cameras, and patrols. Owner may elect to provide and/or maintain security (including patrol guards) of its own choosing for the whole or portions of the Work and/or Site and/or adjacent property, but Owner shall not have any obligation, responsibility or liability of any kind to any party whether or not Owner arranges for any security. Such Owner arranged or provided security shall in no event release Contractor from or diminish any of Contractor’s obligations under the Contract Documents, including without limitation this Section 7.8, and solely Contractor shall be responsible for security at and of the Work and Site, regardless of any security arranged for by Owner. Owner shall not assume or incur any responsibility or liability relating to any security arranged by Owner. Contractor shall cooperate with Owner’s security personnel and shall comply with all requests made by such personnel to secure and protect the Work and the Site.

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7.9 Coordination with Others. Contractor acknowledges that Owner reserves the right to engage other contractors, engineers, inspectors, consultants and/or its own personnel to provide work or services relating to the Project which may be carried out concurrently with Contractor’s Work. Specifically, and without limitation, Contractor acknowledges that FF&E procurement and installation (except as expressly provided on Exhibit F attached hereto as to installation) is excluded from Contractor’s Work but completion of same within the times set forth on the agreed upon Project Schedule is necessary to achieve Substantial Completion as defined in Section 12.1 below, and that a portion of Contractor’s Work will include installing materials and equipment in the Project procured by Owner and provided by Owner to Contractor. Owner shall retain separate contractors and vendors for FF&E procurement and installation as Owner desires; provided, however, upon Owner’s request Contractor agrees to cooperate with Owner, including joint purchase arrangements, with respect to purchases of materials, supplies and equipment, including FF&E, where such cooperation and joint purchase may lead to a savings in purchase costs relating to such items as determined by Owner. Contractor shall fully cooperate by coordinating its Work with any work or services being performed by Owner and Owner’s other contractors, engineers, inspectors and consultants as follows:
7.9.1 Contractor shall coordinate its construction activities with the activities of Owner and Owner’s other contractors, engineers, inspectors and consultants and provide the necessary personnel and services to coordinate and interface its Work with Owner’s activities at the proper time and in a manner not to delay others or increase costs.
7.9.2 Contractor shall provide Owner and Owner’s other contractors with opportunities for the necessary storage and handling of materials and equipment necessary for execution of their activities.
7.9.3 Contractor shall participate with Owner and Owner’s other contractors in reviewing their respective construction schedules when requested to do so. Contractor acknowledges that the time allowed for Substantial Completion of the Work includes the time necessary to coordinate and schedule the work of Owner’s other contractors and consultants.

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7.9.4 At its own expense as a Non-Allowable Cost of the Work, Contractor shall promptly remedy any damages wrongfully caused by Contractor or any Subcontractor or Vendor to Owner’s existing property or completed or partially completed construction work performed by Owner or Owner’s other contractors, engineers, inspectors and consultants.
7.9.5 If any part of the Work depends upon proper execution of any completed work and services performed or otherwise provided by or on behalf of Owner, Contractor shall, prior to proceeding with its Work, inspect such work and promptly report to Owner any apparent discrepancies or defects in Owner’s activities. The failure of Contractor to examine and report any such apparent discrepancies which are or should have been reasonably apparent to Contractor in the exercise of due diligence and prudent judgment and consistent with the terms of the Contract Documents shall bar any Claims thereafter that any defects or delays in Contractor’s Work are due to defects, delays or disruptions in the activities performed or otherwise provided by Owner.
7.9.6 Contractor and its Subcontractors and Vendors shall use all best efforts to work without causing labor disharmony, coordination difficulties, delays, disruptions, impairment of guarantees or interferences of any other obligations of any of Owner’s other contractors, engineers, inspectors and consultants.
7.9.7 Contractor shall cooperate with Owner’s contractors, engineers, inspectors and vendors performing FF&E procurement and installation services and shall incorporate such services in its Project Schedule and provide vertical transportation for the timely installation of FF&E. Contractor agrees to cause the Work to be performed in such a manner so that prior to achievement of Substantial Completion (and as early as reasonably practicable), Owner will have access to the Site and the Project in order to (a) begin installing FF&E, the installation of which is not part of the Work except as otherwise provided in the Contract Documents, at the Site, (b) begin training its personnel at the Site, and (c) and perform other tasks Owner deems necessary in connection with the opening of the Project and Owner will use all best efforts to avoid unreasonably interfering with Contractor’s Work while conducting the activities in clauses (a), (b) and (c) of this Section.
7.10 Product and Design Substitutions.
7.10.1 All requests for Substitutions shall be made in writing and sufficiently in advance of Work performance needs to permit a reasonable time for evaluation and written response by Owner without jeopardizing the Contract Time.
7.10.2 The acceptance of any Substitutions shall be at Owner’s sole discretion.
7.10.3 All Substitutions, including design changes recommended by the Contractor, must be specifically accepted in writing by Owner prior to the use or implementation thereof by Contractor or any Subcontractor.

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7.10.4 In reviewing any Substitution, including design changes, Owner may consider, without limitation, the comparative advantages and responsibilities, including, but not limited to: (a) any and all additional costs pertaining to any redesign and adverse consequences of such redesign, (b) any and all costs of replacement, corrections or adjustments to the Work, adjoining Work and Owner’s existing property, and (c) any and all costs arising from adverse impacts to the critical path of the Project Schedule and/or any delays in the Contract Time arising out of such Substitution.
7.10.5 Contractor shall promptly notify Owner and Architect in writing if any items in the Contract Documents shall not be readily available, and Owner shall have the right to designate an available substitute item. Nothing in this Section or elsewhere in the Contract Documents shall derogate from Contractor’s responsibility to select, order, and timely purchase such items. If Contractor does not timely order or arrange for delivery of items or materials required for the Work, Owner may (but is not obligated to) arrange for delivery or order such items and materials and in such event Contractor shall not be entitled to any Contractor’s Fee on such items and the Guaranteed Maximum Price shall be reduced by (a) the cost of such items and materials arranged for or ordered and paid for by Owner and (b) that portion of Contractor’s Fee applicable to the amounts in the immediately preceding clause (a).
7.11 Tests and Inspections.
7.11.1 All on-Site and off-Site material testing and inspections required by the Contract Documents or by laws, rules, regulations, ordinances or orders of public authorities having jurisdiction, shall be arranged and supervised by Contractor in a timely manner to avoid any delays in the Work.
7.11.2 Owner shall pay for all required third party quality control testing and inspections, and the costs thereof shall not be part of the Guaranteed Maximum Price.
7.11.3 Owner may elect to require additional testing and inspections at any time during the course of the Work and for a period of one (1) year after the date of issuance of the Certificate of Substantial Completion for the Work as a whole pursuant to Section 12.1 below. Such additional testing shall be at Owner’s expense unless such testing discloses deficiencies not discovered during initial testing. In event deficiencies are disclosed, Contractor shall be responsible for all costs of such additional testing and inspections. Contractor’s responsibility with respect to the costs of additional tests and inspections shall survive any termination of the Contract.

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7.11.4 All certificates of such testing, inspection or approvals issued by all independent testing companies or governmental authorities shall be promptly delivered to Owner.
7.11.5 No inspection, or failure to inspect, by Owner or the independent testing companies or Owner’s Lenders shall be construed as approval or acceptance of the Work or as a waiver of Contractor’s obligations to perform the Work in full compliance with the Contract Documents.
7.12 Access to Stored Material. Owner and Owner’s Lenders may enter upon the location where any material or equipment is manufactured or stored for purposes of inspection, checking, testing or for any other purpose Owner or Owner’s Lenders deem reasonably necessary.
7.13 Shop Drawings, Product Data and Samples.
7.13.1 “Shop Drawings” are drawings, diagrams, schedules and other data specially prepared for the Work by Contractor, its Subcontractors or Vendors of any tier to illustrate how certain specific Work components fit together and will be located in relation to each other.
7.13.2 “Product Data” are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by Contractor, its Subcontractors or Vendor of any tier to illustrate materials or equipment to be utilized for a portion of the Work.
7.13.3 “Samples” are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.
7.13.4 Contractor shall timely prepare and submit for approval a schedule of Shop Drawings, Product Data, test reports, Samples etc., required to be submitted for the Work, in a format acceptable to Owner and Architect.
7.13.5 Contractor shall review, approve (to the extent of their conformance to the Contract Documents) and submit to Owner or Architect or the appropriate consultant all Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents in accordance with the schedule therefor with promptness and in such sequence as to cause no delays in the Work or in the activities of Owner or its other contractors.
7.13.6 Contractor’s submittal of Shop Drawings, Product Data, Samples and similar submittals shall be Contractor’s representation that Contractor has determined and verified all materials, field measurements and field construction criteria related thereto, and that Contractor has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

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7.13.7 Contractor shall not perform any portion of the Work requiring submittal and review of Shop Drawings, Product Data, Samples or similar submittals until such submittals have been accepted by Owner or Architect. Such review and acceptance shall be in a timely manner so as not to delay the progress of the Work. Contractor shall carry out the Work in such submittals as accepted by Owner or Architect.
7.13.8 Contractor shall make any corrections required by Owner or Architect and shall resubmit the required number of corrected copies of Shop Drawings, Product Data, Samples or similar submittals until approved. Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to any revisions other than those requested by Owner or Architect on previous submittals.
7.13.9 Contractor shall not be relieved of responsibility for errors or omissions contained in Shop Drawings, Product Data, Samples or similar submittals based upon the approval, modification or acceptance thereof by Owner or Architect unless the Contractor has specifically informed Owner in writing of such deviation at the time of submittal and Owner has given prior written approval to the specific deviation.
7.13.10 Contractor shall be responsible for furnishing its Subcontractors and Vendors with sufficient copies of Shop Drawings, Product Data and Samples, including any such construction data supplied by other Subcontractors and Vendors, as may be necessary for the coordination of the activities of all Subcontractors and Vendors.
7.13.11 Contractor shall submit one (1) reproducible transparency copy and six (6) blue line prints therefrom of all Shop Drawings for all shop-fabricated items and all detailed assemblies indicated on the Shop Drawings.
7.14 Project Record Documents and As-Built Requirements. Contractor shall maintain at the Site one (1) record copy of all Specifications, Drawings, approved Shop Drawings, Change Orders and other modifications, addenda, Schedules and instructions, in good order.
7.14.1 The record Drawings shall be one (1) set of black (or blue) and white prints of the Drawings on which it must record all “as-built” changes during the course of construction. This record set shall be maintained separate and apart from documents used for construction reference as described in Section 7.2.13 above.
7.14.2 All as-built documents shall be kept current and Contractor shall not permanently conceal or cover any Work until all required information has been recorded.

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7.14.3 Records of exterior underground utilities shall be made at the time of installation.
7.14.4 In marking any as-built conditions, Contractor shall ensure that such Drawings indicate by measured dimension to building corners or other permanent monuments the exact locations of all piping, conduit or utilities concealed in concrete slabs, behind walls or ceilings or underground. As built Drawings shall be made to scale and shall also include exact locations of valves, pull boxes and similar items as required for maintenance or repair service. Prior to Final Completion and as a condition to Final Payment, Contractor shall be responsible for providing Owner and Owner’s Lenders with a fully completed and accurate set of all as-built Drawings in an acceptable electronic format, as Contract Documents for Owner’s permanent records.
7.14.5 All documents described in this Section 7.14, including the as-built Drawings, shall be readily accessible at the Site for inspection upon request by Owner, Owner’s Lenders, the Architect and/or their authorized representatives throughout the course of the Work.
7.15 Site Clean Up. All work performed under this Contract shall comply with all Laws governing applicable noise, dust and pollution control requirements.
7.15.1 Daily Clean Up. Contractor shall regularly and on a daily basis during the course of the Work keep the Site and all Work-related areas in a clean and safe condition to Owner’s reasonable satisfaction by promptly removing and properly disposing of all debris and rubbish generated by Contractor’s operations. Contractor shall maintain streets leading to the Site and used as a means of ingress or egress from the Site in a clean condition, and shall remove from these areas all of Contractor’s (and Subcontractors’ and Vendors’) spillage and tracking arising from the performance of the Work, and shall promptly repair any damage to same. Contractor shall minimize the impact and effect of the Work and other activity on the Site on properties adjoining and nearby the Site, and shall take all necessary and commercially practical precautions (and comply with all applicable Laws) to prevent any debris including, but not limited to, fugitive dust, from entering or interfering with any adjacent or nearby property.
7.15.2 Substantial Completion Clean Up. Except to the extent that Owner may designate otherwise in writing, the Contractor shall perform all “Punch List Items” prior to the date of issuance of the Certificate of Substantial Completion pursuant to Section 12.1 below. Such Punch List Items shall include, but not be limited to:
(a)	removal of all wastes and rubbish;

(b)	cleaning of all walls and other surfaces including tile, wood and glass surfaces;

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(c)	replacement of all broken glass (including removing labels, washing and polishing both sides);

(d)	cleaning and polishing of all plumbing fixtures and equipment;

(e)	restoring existing facilities such as roads, other paved surfaces, fencing and curbing at the Site to either their pre-existing condition unless more is required by the Contract Documents;

(f)	requiring affected Subcontractors to promptly remove from the Site all temporary offices, tools, equipment, machinery and surplus materials not required for the continued performance of the Work and otherwise leaving the designated areas “vacuum clean;”

(g)	machine-sweep and clean all drive-way surfaces;

(h)	grind, smooth, and sweep clean any concrete surfaces, as necessary or desirable;

(i)	remove temporary protections;

(j)	remove marks, spots, dust, stains, fingerprints and other soil or dirt from all floors, tile, walls, finishes, marble, finished materials, fixtures, equipment and other Work, and wash or wipe clean and leave same in undamaged, new condition;

(k)	clean tubs, toilets and other fixtures, cabinet work and equipment, removing stains, paint, dirt and dust, and leave same in undamaged new condition;

(l)	clean all metal finished in accordance with recommendations of the manufacturer and accepted industry standards; and

(m)	clean resilient floors thoroughly with a well rinsed mop containing only enough moisture to clean off any surface dirt or dust and buff dry by machine to bring the surfaces to sheen.
Punch List Items shall not include but shall be in addition to, any items of defective workmanship or omissions which are to be corrected at Contractor’s cost pursuant to Article 10 of this Agreement.
7.15.3 Final Completion Clean Up. Prior to Final Completion pursuant to Section 12.2 below, Contractor shall complete any Punch List Items described above which were either not required by Owner at the time of Substantial Completion or which were not satisfactorily completed and accepted by Owner at the time of Substantial Completion.
7.15.4 Site Clean Up By Owner. In the event Contractor fails to maintain the Site as described above in a manner satisfactory to Owner, and fails to complete appropriate clean up and/or removal activities within twenty-four (24) hours after receipt of Owner’s written notice to do so, Owner shall have the right to perform such clean up and removal activities at Contractor’s expense and may withhold and or deduct such costs from any amounts owed to Contractor.

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7.16 Construction Facilities and Temporary Controls. Contractor shall be solely responsible for the design, transport, erection, inspection and maintenance of all temporary supports and structures; including, but not limited to, electricity and lighting, heat, telephone and fax, water, sanitary facilities, fire protection, hoisting equipment and machinery, staging and scaffolding, temporary equipment and materials, all shoring and bracing, all cranes, hoists, derricks and supports, barriers and fencing, water control, field office, storage facilities and all other types of temporary supports and structures required for the Work and provided by Contractor or its Subcontractors while performing the Work. Contractor shall provide and maintain reasonable safety precautions to protect the public and avoid obstruction or interference with vehicular or pedestrian traffic in public streets, alleyways or private rights-of-way. Contractor shall, or shall cause Subcontractors to, leave proper access to hydrants and other similar places, and shall provide sufficient lighting during working hours and from twilight of each day until full daylight of each following day. When work is suspended, Contractor shall, or shall cause Subcontractors to leave roadways and sidewalks in proper condition and restore all such to good condition on completion of the Work and in compliance with all laws. Contractor shall, or shall cause Subcontractors to, maintain and keep in good repair, shift and alter as conditions may require, all guard rails, passageways and temporary structures and remove same when the Work is completed or when the need for their use has ceased.
7.17 Cutting and Patching of Work. Contractor shall be responsible for all cutting, fitting or patching of the Work that may be required to properly complete the Work or make its parts fit together properly. Any costs resulting from improper cutting, fitting and patching to any work performed by Owner or any other contractors to Owner shall be Contractor’s responsibility. Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. Contractor shall not cut or otherwise alter such construction by Owner or a separate contractor except with consent of Owner and of such separate contractor. Contractor, if required by Specifications and Drawings, shall make connections to materials or equipment furnished, set, and/or installed by other contractors. No Work connecting to such materials or equipment provided by other contractors shall be done without giving such contractors a reasonable length of time to complete their work or until permission to proceed has been obtained from Owner. Owner shall secure and provide to Contractor the Shop Drawings from Owner’s other contractors for such of their work as is to be built into Contractor’s Work, or to which Contractor must make connection, and Contractor shall review and advise Owner of any discrepancy or unsuitability relative to its own Work. Each contractor shall provide all openings and chases in its own work, necessary for the installation of process equipment, and shall fill in around the same afterwards, if required.

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7.18 Performance and Payment Bond Requirements.
7.18.1 Contractor’s Bond Requirements. Not later than five (5) business days after Contractor’s receipt of Owner’s Notice to Proceed and in any event prior to commencement of any Work, Contractor shall furnish a fully executed Performance and Payment Bond, in a form approved in writing by Owner and Owner’s Lenders and Contractor’s Surety and naming Owner and Owner’s Lenders (as Owner’s Lenders may change from time to time) as obligees and beneficiaries, covering both the Contractor’s faithful performance of this Contract and the payment of all obligations arising hereunder. The Payment and Performance Bond shall be in the amount of Guaranteed Maximum Price. Thereafter, such Payment and Performance Bond shall not be increased or decreased unless Owner grants advance written approval of such increase or decrease. The Payment and Performance Bond and all supplements shall be issued by a bonding company having an A.M. Best Co. rating of A XV or better and licensed in Missouri.
7.18.2 Subcontractor’s Bond Requirements. On a case-by-case basis, Owner may elect to require that Contractor’s Subcontractors provide a Performance and Payment Bond as described in Subsection 7.18.1 above using a form approved by Owner and Owner’s Lenders. The amount of each such Payment and Performance Bond shall be equivalent to the full value of the relevant subcontract or such lesser amount as Owner may approve in writing. All costs of each Performance and Payment Bond for those Subcontractors so designated by Owner shall be quoted separately to Owner for Owner’s prior written approval before such bond is obtained. Contractor shall recommend to Owner whether or not to require such Payment and Performance Bonds as to each respective Subcontractor. Nothing in this Section 7.18 shall preclude Contractor from requiring a bond from any Subcontractor and from being reimbursed for same as an Allowable Cost of the Work.
7.19 Liens.
7.19.1 If at any time Owner receives any stop notice, mechanic’s lien or similar claim pertaining to unpaid amounts for any labor, goods, materials, equipment or services provided as part of Contractor’s scope of Work (and provided Owner has paid all sums then due and owing to Contractor pursuant to and within the time period set forth in the Contract Documents), Contractor agrees to immediately cause such notices, liens or claims to be removed, or to file a bond in lieu thereof in an amount satisfactory to Owner and/or Owner’s Title Company. All costs incurred by Contractor in effecting the foregoing shall be at Contractor’s sole expense as a Non-Allowable Cost of the Work, except that should Contractor be successful in having any filed mechanic’s lien removed of record and dismissed with prejudice without the necessity of Contractor posting any bond and without the payment by Contractor to the lien claimant of any monies to effect the removal and dismissal of said lien, all of Contractor’s reasonable fees and costs incurred in having the mechanic’s lien removed and dismissed shall be a Cost of the Work. It is expressly understood that all of Contractor’s obligations with respect to this Section 7.19 begin immediately at the outset of any notice or filing of a claim, either by correspondence or court proceeding, and without regard to any showing of fault on the Contractor’s part. Contractor’s failure to cause such notices or liens to be removed or to be bonded against in accordance with the terms of this Agreement, shall constitute a material breach of this Contract entitling Owner to exercise all of its rights and remedies provided hereunder and at law.

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7.20 Royalties and Patents. Contractor shall pay as a Cost of the Work in accordance with Section 3.2.11 hereof all royalties and license fees relating to the Work. Contractor shall defend suits or claims for infringement of patent rights and shall indemnify and hold Owner harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents. However, if Contractor has reason to believe that the required design, process or product is an infringement of a patent, Contractor shall be responsible for such loss unless such information is promptly furnished to Owner.
7.21 Training. Prior to and as a condition to payment of the Final Payment, Contractor shall orient and instruct the responsible maintenance personnel designated by Owner in the operations of all equipment and shall provide the maintenance personnel with pertinent literature and operational manuals for all equipment designated by Owner.
7.22 Construction Photographs. Contractor shall submit color construction photographs to Owner, Owner’s Lenders and the Architect with each month’s Application for Payment during the Work. Each month, such photographs shall consist of four (4) views of the building from ground-view points as directed by Owner or the Architect.
7.23 Statement of Unpaid Claims. Whenever requested by Owner, Contractor shall certify to Owner in writing (in a form satisfactory to Owner) the amounts then claimed by and/or due and owing from Contractor to any person(s) for labor and services performed and materials and supplies furnished relating to the Work, setting forth the names of the persons whose charges or claims for materials, supplies, labor, or services have been paid and whose charges or claims are unpaid or in dispute, and the amount due to or claimed by each respectively.

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ARTICLE VIII
ARCHITECT
8.1 Architect’s Administration of the Contract.
8.1.1 The term Architect includes the Architect and the Architect’s authorized representatives. Architect shall act in its professional capacity as an advisor to Owner during the course of the Work.
8.1.2 Owner shall cause the Architect to provide Contractor with three (3) sets of Drawings and/or Specifications which have been approved for use during construction and all revisions thereto. It shall be Contractor’s responsibility to arrange and pay for as a Cost of the Work in accordance with Section 3.2 hereof, reproductions as may be needed by Contractor to perform its Work.
8.1.3 The Architect shall at all times have access to the Work wherever it is in preparation or being performed.
8.1.4 The Architect shall have authority to require additional inspection or testing of the Work, whether or not such Work is fabricated, installed or completed, by giving reasonable advance notice in writing to both Owner and Contractor. However, only Owner shall have authority to reject any Work which does not conform to the Contract Documents.
8.1.5 The Architect shall review and approve or take other appropriate action upon the Contractor’s submittals such as Shop Drawings, Product Data and Samples, for the limited purposes of checking for conformance with the Specifications and related design intent expressed in the Contract Documents. The Architect shall provide its response to all such submittals in a timely manner to avoid delays in the Work, and in any event not later than fourteen (14) calendar days after receipt thereof by Architect thereof.

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ARTICLE IX
SUBCONTRACTORS AND VENDORS
9.1 Subcontractors and Vendors. Contractor shall be responsible for the performance of Subcontractors and Vendors of every tier to the same extent as if performed by Contractor on a direct basis, including coordination of those portions of the Work performed by Subcontractors and Vendors.
9.2 Consent To Use Proposed Subcontractors and Vendors.
9.2.1 To the extent practicable, Contractor shall propose a minimum of three (3) qualified lump-sum or cost of the work plus a fee bidders for each element of the Work to be performed by Subcontractors and Vendors (including those who are to furnish materials or equipment fabricated to a special design). Owner shall, within five (5) calendar days after receipt thereof, reply to Contractor stating whether or not Owner has a reasonable objection to any such proposed person or entity. Owner’s failure to reply in writing to Contractor’s proposed list within five (5) calendar days after the receipt thereof shall constitute Owner’s acceptance of such list. Owner’s consent with respect to any Subcontractor or Vendor pursuant to this Article 9 shall not in any way relieve the Contractor from its obligations to fully manage, administer and assure that the Subcontractor complies with the requirements of the Contract Documents, including all dates identified in the Project Schedule.
9.2.2 Contractor shall analyze all of the bids for each element of the Work and shall make a recommendation to the Owner as to which bid should be selected. Owner shall then make the selection with assistance from the Contractor. In the event the Subcontractor chosen by Owner is different than the Subcontractor recommended by Contractor, and the bid amount from the Subcontractor chosen by Owner exceeds the bid amount from the Subcontractor recommended by Contractor, such bid difference shall be cause for an increase in the Guaranteed Maximum Price provided that the bid recommended by Contractor was in full compliance with the requirements of the Contract Documents.
9.2.3 The Contractor shall be allowed to subcontract particular scopes of work to its subsidiaries, affiliates, or divisions on a lump sum basis with a separate profit for such scope of work so long as the subsidiaries, affiliates, or divisions comply with the same requirements as all other subcontractors and are the low bidder.
9.3 Form of Subcontracts and Purchase Orders. Contractor shall furnish Owner and Owner’s Lenders with a copy of Contractor’s proposed forms for use as subcontracts and purchase orders (which includes professional services agreements) for Owner’s review and approval prior to Contractor’s use thereof, and Contractor shall only enter into those subcontracts approved by Owner in writing, without material modification; provided, however, subcontracts and purchase orders which do not subject Contractor to liability in excess of $250,000 individually, and otherwise are in accordance with the Contract Documents, shall not require Owner’s prior written approval. Contractor shall furnish

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to Owner a copy of each subcontract and purchase order it enters into in connection with the Work within ten (10) calendar days after execution of such subcontract or purchase order. All subcontracts and purchase orders shall require all Subcontractors and Vendors to assume toward Contractor the same legal obligations and responsibilities which Contractor assumes toward Owner in this Contract, including requiring the indemnitee(s) provided in Article 14 hereof, except as specifically provided otherwise in the Contract Documents or waived by Owner in writing. All subcontracts and purchase orders shall require that the subcontract may not be assigned by Subcontractor but permit the assignment of the subcontract by Contractor to Owner or a third party designated by Owner, including Owner’s Lenders, as provided in Section 9.8 and Article 21 of this Agreement. All subcontract agreements and purchase orders shall conform to the requirements of the Contract Documents. All subcontracts and purchase orders shall also provide that any warranties contained or referenced therein shall run to the benefit of and be enforceable by Owner and Owner’s Lenders. Contractor shall not waive or fail to exercise any material or significant right or remedy under any subcontract or waive any material or significant default under any subcontract without Owner’s prior written approval.
9.4 Subcontractors and Vendors Designated By Owner. Contractor shall not be required to contract at its own risk with a Subcontractor or Vendor when Contractor has a reasonable objection, provided that the reason for such objection is identified to Owner in writing with five (5) calendar days of Owner’s designation objected to by Contractor.
9.5 Payments to Subcontractors from the Contractor. Contractor agrees to pay each Subcontractor and Vendor within five working (5) days of receipt of each progress payment from Owner an amount equal to the percentage of completion allowed to the Contractor on account of the Work of such Subcontractor or Vendor but not more than amount set forth for such respective Subcontractor and Vendor in the applicable Application for Progress Payment, less the percentage retained and amounts withheld from payments to the Contractor. Contractor further agrees to require each Subcontractor to make similar payments to its Subcontractors and Vendors. The obligation of Contractor to pay Subcontractors and Vendors (and their obligation to pay their Subcontractors and Vendors) is an independent obligation from the obligation of Owner to make payment to Contractor. Owner shall have no obligation to pay or to see to the payment of any monies to any Subcontractor or Vendor.
9.6 Subcontractor and Vendor Replacements. Contractor shall not replace any Subcontractor or Vendor who has been approved by Owner, unless Owner gives prior written approval to the replacement.
9.7 Communications with Subcontractors and Vendors. In cooperation with, and upon notice to Contractor, Owner and Owner’s Lenders shall have the right at any time and from time to time to contact Contractor’s Subcontractors and Vendors to discuss the progress of their portion of the Work. Contractor shall have the right to be present at the time of any such direct communications, excepting only if Contractor is in default under the Contract or unreasonably refuses to attend meetings after Owner has given Contractor reasonable advance notice and opportunity to be present. Notwithstanding the exercise of any of Owner’s and Owner’s Lenders’ rights of direct communication in the subcontracting process or the process of managing subcontracts, Contractor shall be responsible and liable to Owner for all acts or omissions of Subcontractors and Vendors and their respective agents and employees and any other person performing any of the Work under an agreement with Contractor or any Subcontractor or Vendor.

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9.8 Assignment. Contractor hereby assigns to Owner all its interest in all subcontract agreements and purchase orders now existing or hereafter entered into by Contractor for performance of any part of the Work, which assignment will be effective only upon acceptance by Owner in writing and only as to those subcontract agreements and purchase orders that Owner designates in said writing. Such assignment may not be withdrawn by Contractor prior to expiration of the Warranty Period, and Owner may accept said assignment at any time during the course of construction prior to expiration of the Warranty Period. Upon such acceptance by Owner: (a) Contractor shall promptly furnish to Owner the originals or copies of the designated subcontract agreements and purchase orders, and (b) Owner shall only be required to compensate the designated Subcontractor(s) or Vendor(s) for compensation accruing to same for Work done or materials delivered from and after the date as of which Owner accepts assignment of the subcontract agreement(s) or purchase order(s) in writing. All sums due and owing by Contractor to the designated Subcontractor(s) or Vendor(s) for Work performed or material supplied prior to the date as of which Owner accepts in writing the subcontract agreement(s) or purchase order(s), and all other obligations of Contractor accruing prior to Owner’s written acceptance of such assignment, shall constitute a debt and an obligation solely between such Subcontractor(s) or Vendor(s) and Contractor, and Owner shall have no liability with respect such sums or any other obligations of Contractor. It is further agreed that all subcontract agreements and purchase orders shall provide that they are freely assignable by Contractor to Owner and Owner’s assigns (including Owner’s Lenders) under the terms and conditions stated in this Section and that all such Subcontractors and Vendors shall continue to perform their Work for Owner (or Owner’s Lenders as the case are) pursuant to the terms of the respective subcontract or purchase order. Owner agrees not to accept such assignment solely for the purpose of intentionally causing Contractor harm and in bad faith.
ARTICLE X
WARRANTY OBLIGATIONS
10.1 Contractor’s Warranty. Contractor guarantees and warrants to Owner that (a) the Work, whether performed by Contractor’s own personnel or by any Subcontractors or Vendors, shall be first class in quality, free from all defects whatsoever (including, without limitation, patent, latent or developed defects or inherent vice (except inherent vice or developed defects resulting solely due to material specified by the Contract Documents unless Contractor knows or should reasonably have known through the exercise of their obligations and due care that such specified items are subject to inherent vice or developed defects), and in strict conformance with the Contract Documents, the highest standard for construction practices and quality applicable to first class projects associated with luxury resorts, and (b) all materials, appliances, mechanical devices, equipment and supplies incorporated into the Work shall be new and of such quality to strictly meet or exceed the Specifications and requirements of the Contract Documents. If requested by Owner at any time and from time to time, Contractor will furnish satisfactory evidence to Owner as to the kind and quality of materials, appliances, mechanical devices, equipment and supplies. All Work not conforming to the requirements of this Section (including, without limitation, substitutions or deviations not properly approved and authorized by Owner in writing), shall be considered defective.

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10.2 Contractor’s Warranty Period. While Contractor, Subcontractors and Vendors shall be responsible for strict compliance with the requirements of Section 10.1 above throughout the course of the Work, the “Warranty Period” shall commence upon the issuance of a Certificate of Substantial Completion for the Work as a whole pursuant to Section 12.1 of this Agreement and shall extend for a period of twelve (12) months from the date of issuance of such Certificate or for such longer period as set forth in an applicable manufacturer’s warranty or as may be required by applicable Laws. Nothing contained in this Article 10 shall be construed to establish a period of limitation with respect to other obligations which Contractor might have under the Contract Documents or under applicable law, in equity or otherwise, or reduce the period of any other similar warranty or guaranty that may apply at law or otherwise to the Work.
10.3 Compliance with Contract Documents. Upon receipt of Owner’s written notice at any time during the course of the Work or during the Warranty Period, and during any longer period of time as are prescribed by any applicable Laws or other applicable terms, Contractor (at no cost to Owner) shall at Contractor’s sole cost promptly perform all corrective services (including, without limitation, furnishing all labor, materials, equipment and other services at the Site and elsewhere) to Owner’s satisfaction as may be necessary to remedy any defective workmanship or omissions in the Contractor’s Work, including without limitation, promptly correct or replace any Work rejected by Owner or which is incomplete, defective or fails to conform to the Contract Documents, whether observed before or after Final Completion of the Work and whether or not fabricated, installed, or completed. Contractor’s compliance with its obligations as stated in this Article 10, and Owner’s acceptance of such corrective services, shall at all times be determined by ascertaining whether Contractor has achieved strict compliance to Owner’s reasonable satisfaction with both the written and inferable requirements contained in the Contract Documents.
10.4 Warranty Costs. All costs incurred by Contractor in fulfilling Contractor’s remedial warranty obligations as set forth on this Article 10 shall be Non-Allowable Costs of the Work and shall be solely Contractor’s responsibility which Contractor shall pay, including, without limitation, additional testing and inspections and compensation for the services of any professional or consultant made necessary thereby. Contractor shall also, as part of Contractor’s

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warranty and guarantee at Contractor’s own expense, repair or replace any other damaged components, material, finishes, furnishings and other Work or portions of the Project or other property damaged, affected or otherwise made necessary by or resulting from such defective, non-conforming or incomplete Work, to return the same to their original condition. In addition, and notwithstanding anything to the contrary in this Agreement, if within one (1) year after Substantial Completion any portion of the Work (including, without limitation, any roof and any walls) is not watertight and leak proof, due to the Contractor’s failure to comply with the Contract Documents, at every point and in every area (except where leaks can be attributed to damage to the Work proximately caused by extraordinary, external forces beyond Contractor’s control and which Contractor could not reasonably have anticipated), Contractor shall, immediately upon notification by Owner of water penetration, determine the source of water penetration and, at Contractor’s own expense, do any work necessary to make the Work watertight.
10.5 Timeliness of Corrective Services. Contractor shall use all best efforts to fully perform all warranty and corrective services to Owner’s satisfaction within five (5) calendar days of the receipt of Owner’s written notice of defective workmanship. If the corrective services require more than five (5) calendar days for completion, Contractor shall submit, within five (5) calendar days of receipt of Owner’s written notice, a comprehensive written proposal itemizing all corrective actions necessary which Contractor is prepared to and shall immediately undertake and diligently pursue to enable the Work to achieve strict compliance with the Contract Documents, including the latest Drawings and Specifications. In performing such corrective Work, Contractor shall perform its Work so as to cause the least inconvenience and disruption to Owner’s business which may require performance of Work at hours when Owner’s business is least active. Contractor shall not be entitled to the extra costs, if any, incurred in connection with performing corrective Work at non-business hours. Additionally, the provisions of Section 7.6 and 7.7 of this Agreement relating to cooperation with Owner, access, avoidance of disruption and related matters as set forth therein shall also apply to the performance of any warranty related work.
10.6 Warranty Survival. Contractor’s warranty obligations set forth in this Article 10 shall apply to Work done by Subcontractors or Vendors, as well as to Work done by direct employees of Contractor, and such provisions shall survive acceptance of the Work and survive any termination of the Contract and Contractor shall be responsible to fully indemnify and hold Owner harmless from any and all liens, claims, lawsuits, costs and expenses which may arise out of the failure of the Contractor to fulfill its warranty obligations pursuant to this Contract.

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10.7 Owner’s Right to Correct. In the event Contractor fails to timely correct incomplete, nonconforming or defective Work following Owner’s written notice described in Section 10.5 above, Owner shall have the right to correct or arrange for the correction of any defects or omissions in the Work at the Contractor’s sole cost and expense and not as Costs of the Work. Contractor shall bear all costs incurred by Owner in correcting such defective Work, including, but not limited to, additional costs for redesigns by the Architect and other design consultants, replacement contractors, materials, equipment and all services provided by Owner’s personnel. Owner shall be entitled to withhold and offset all costs incurred during any such corrective work against any funds which are otherwise due or which may become payable to the Contractor. If payments then or thereafter due Contractor are not sufficient to cover such amount, Contractor shall immediately upon demand pay the difference to Owner.
10.8 Owner’s Right to Supplement Work of Contractor. If the Contractor violates or breaches any of the terms, conditions or covenants of the Contract, then Owner may, without prejudice to any other remedy it may have and following the expiration of any applicable cure periods, provide such reasonable labor and materials as are reasonably necessary to remedy such deficiency including the right to hire another contractor to supplement the Work of the Contractor and deduct all costs thereof from any money due or thereafter becoming due to the Contractor and reduce the Guaranteed Maximum Price by all such amounts.
10.9 Acceptance of Non-Conforming Work. Owner may, in its sole discretion, elect to accept a part of the Work which is not in accordance with the requirements of the Contract Documents. In such case, the Guaranteed Maximum Price shall be reduced as appropriate and equitable. Owner’s acceptance of any non-conforming Work shall not waive or otherwise affect Owner’s right to demand that Contractor correct any other defects or areas of non-conforming Work.
10.10 Warranty Exclusions. Contractor’s warranty obligations shall not apply to defects caused by ordinary wear and tear, insufficient maintenance or improper operation or use by Owner.
10.11 Written Guaranty. All guarantees and warranties specified in the Contract, including Contractor’s general warranty in this Article 10, shall be executed in writing by Contractor and each Subcontractor on their respective letterhead, signed jointly by Contractor and Subcontractor, and furnished to Owner upon commencement of the respective term of each such guarantee and warranty and as a condition to Final Payment. Owner shall, in addition to the guarantee and warranty provided in this Article 10, also have the benefit of, and Contractor shall assign to Owner in form and substance satisfactory to Owner, all warranties, service life policies, indemnitee(s) and guarantees with respect to any and all materials, appliances, mechanical devices, supplies and equipment incorporated into the Work and given by the manufacturer, retailer, or other supplier, which shall be supplied and assigned to Owner promptly after such is received by or becomes available to Contractor and as a condition to Final Payment. Further, at Owner’s request, Contractor shall assist Owner in enforcing all such warranties, guarantees, policies and indemnitee(s).

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ARTICLE XI
SCHEDULING, DELAYS AND ACCELERATION
11.1 Owner’s Right to Modify. Notwithstanding the Project Schedule, Owner has the right to modify or otherwise change the sequence of the Work and Contractor shall comply therewith and adjust schedules accordingly. If Contractor believes such modification or change causes a delay or acceleration in the completion of the Work, Contractor shall provide written notice to Owner in accordance with Sections 11.6 and/or 11.8 below. Any such modifications or changes in sequence applies only to scheduling and shall not be construed to mean a change in the method or means employed by Contractor for the execution of the Work.
11.2 Project Schedule. Contractor has furnished a detailed “Project Schedule” describing the activities to be accomplished and their dependency relationships. The Project Schedule includes an agreed upon Design and Permit Schedule setting forth time periods for Owner to provide Drawings and Major Permits to Contractors, and an agreed upon construction schedule setting forth Interim Milestone Dates for Contractor to achieve certain construction completion milestones. Contractor’s and Owner’s performance will be measured against the Project Schedule. The Project Schedule (and any revisions thereto) shall be updated and revised at appropriate intervals as required by Owner or the current and projected conditions of the Work and Project, shall designate those items on the critical path of the Work, shall be related to the entire Project to the extent required by the Contract Documents, shall indicate dates necessary to vacate various work areas, and shall provide for expeditious and practicable execution of the Work. The Project Schedule and all subsequent updates and revisions shall be printed in a tabular bar chart format. Contractor shall provide Owner with a diskette containing an electronic copy of the Project Schedule as submitted, including all logic diagram formats.
11.3 Schedule Updates. Contractor shall submit a “Schedule Update” along with each monthly Application For Progress Payment for comparison to the Project Schedule. The First Schedule Update shall be dated and identified as “Schedule Update No. 1” and shall identify the then current status of all major Work activities identified in the Project Schedule. All Schedule Updates shall include a comprehensive narrative setting forth (i) actual activity completion dates, (ii) the effect on the Project Schedule of any delays in any activities in progress and/or the impact of known or suspected delays which are expected to effect future Work, (iii) the effect of Contract Modifications on the Project Schedule, (iv) all actual and potential variances between latest Schedule Update and probable actual completion dates; (v) all Work activities not started or completed in accordance with the Project Schedule, and (vi) recommends specific Recovery Plans to Owner which may be necessary to achieve the Contract Time and/or relevant Interim Milestone Dates. All subsequent revisions shall be dated and numbered sequentially. In addition, each Schedule Update shall be clearly labeled to state the effective date of the current status information contained therein. Contractor’s failure to provide Schedule Updates as required in this Section 11.3, or as otherwise mutually agreed in writing, shall be a material breach of this Contract.

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11.4 Force Majeure Delay. All delays due to fire, labor disputes affecting the general St. Louis, Missouri area and not limited to the Project (and not a jurisdictional dispute), adverse weather conditions not reasonably anticipatable, unavoidable casualties or other causes which, based on Contractor’s extensive experience in constructing projects of similar scope and complexity in the same location and Contractor’s representations contained in the Contract Documents, are unforeseeable and beyond the Contractor’s reasonable control shall be a “Force Majeure Delay.” Owner shall be excused from performance of its obligations to the extent of any Force Majeure events affecting Owner, but solely to the extent the failure to perform such obligations by Owner is attributable to that Force Majeure event.
11.5 Owner Delay. Any delays in Contractor’s Work that are caused in whole or in part by Owner, its agents, consultants or separate contractors, and are not the fault of Contractor or any Subcontractor or any party for which either is responsible or liable at law or under the Contract Documents, shall be an “Owner Delay.”
11.6 Extensions of Time and Guaranteed Maximum Price Increases for Delay.
11.6.1 To the extent the Contractor or any Subcontractor is delayed at any time in the progress of the Work by an Owner Delay, Force Majeure Delay, or by other causes which Owner and Contractor agree may justify delay, then the Contract Time shall be reasonably extended by Change Order, and the Guaranteed Maximum Price increased, if at all, in accordance with the procedures described this Section 11.6 and in Article 18 below.
11.6.2 Notwithstanding any other provision of the Contract Documents, any item that cannot be demonstrated as being on or affecting the critical path of the Work shall not result in an extension of time to perform the Work. The Contractor may be entitled to an increase in the Guaranteed Maximum Price in the event of a non-critical path delay item provided it provides notice in accordance with this Agreement. Further, to the extent any Owner Delay or Force Majeure Delay could have been prevented or reduced if Contractor had, consistent with the terms of the Contract Documents, performed its duties and responsibilities under the Contract Documents, such delay will not entitle Contractor to an extension of the Contract Time (except for that portion, if any, of such Owner Delay or Force Majeure Delay which could not have been reduced consistent with the foregoing and subject to the other requirements of the Contract Documents, including this Section 11.6) or increase in the Guaranteed Maximum Price.

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11.6.3 Extensions of the Contract Time for the Work or an increase in the Guaranteed Maximum Price will be authorized by Owner only if (a) Contractor has been necessarily delayed in meeting such Guaranteed Date of Substantial Completion by a cause which constitutes an Owner Delay or Force Majeure Delay, or a change to the Work initiated by the Owner; (b) the completion of the Work by the applicable interim Milestone Date or the total Work by the Guaranteed Date of Substantial Completion is actually and necessarily delayed by such cause; (c) the effect of such cause cannot be avoided or mitigated by the exercise of all reasonable precautions, efforts and measures, including planning, scheduling and rescheduling, whether before or after the occurrence of the cause of delay, and (d) Contractor has met any notice requirements set forth in the Contract Documents for it to be entitled to any extension of time or increased costs. All extensions of time and/or increases in the Guaranteed Maximum Price to which Contractor is entitled hereunder will be acknowledged by Change Order.
11.6.4 The period of any extension of time for delay shall be only that which is necessary to make up the time actually lost for a Work item or items identifiable on the Project Schedule as being on or affecting the critical path at the time in which the delay occurs.
11.6.5 The amount of increase, if any, in the Guaranteed Maximum Price due to a delay shall be equal to the additional cost actually, reasonably and necessarily incurred by Contractor in Cost of the Work items (a) as a result of continuing to maintain dedicated personnel, materials and equipment at the Site at Owner’s request during such delay and (b) other reasonable and unavoidable Costs of the Work, if any, which are directly related to such delay, and to the extent such actions are necessary, if at all, to be performed by Contractor to maintain the extended Contract Time and Project Schedule after taking into account any extension of time as provided for in this Section 11.6.
11.6.6 Contractor shall not be entitled to receive a separate extension of time or an increase in the Guaranteed Maximum Price for each of several causes of delay operating concurrently but only for the actual period of delay in completion of the Work irrespective of the number of causes contributing to produce such delay. If one of several causes of delay operating concurrently results from any act, fault or omission of Contractor or Subcontractor or for which Contractor or Subcontractor is responsible, and would of itself, irrespective of the concurrent causes, have delayed the Work, no extension of time or an increase in the Guaranteed Maximum Price will be allowed for the period of delay resulting from such act, fault or omission; provided, however, the Contractor shall be entitled to extension of time and an increase in the Guaranteed Maximum Price for such concurrent delay after thirty (30) cumulative days of concurrent delay have been experienced. Further all such extensions and increases shall be netted out with any reductions in Contract Time or Guaranteed Maximum Price, before implementing any such extension or increase.

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11.6.7 As a condition precedent to the granting of an extension of time or an increase in the Guaranteed Maximum Price, Contractor shall give written notice to Owner within ten (10) calendar days after the time when Contractor knows of any cause which might result in delay, for which it may claim an extension of time or an increase in the Guaranteed Maximum Price, including those causes of which Owner has knowledge, specifically stating in such notice that an extension or an increase in the Guaranteed Maximum Price is or may be claimed, and identifying such cause and describing, as fully as practicable, at that time, the nature and expected duration of the delay and its effect on the completion of that part of the Work identified in the notice. Contractor shall not be entitled to an extension of time or an increase in the Guaranteed Maximum Price to the extent such would not be necessary, but for Contractor’s failure to strictly comply with this Section 11.6.
11.6.8 Since the possible necessity for an extension of time or an increase in the Guaranteed Maximum Price may materially alter the scheduling plans, and other actions of Owner and since, with sufficient notice, Owner may, if it should so elect, attempt to mitigate the effect of a delay for which an extension of time or an increase in the Guaranteed Maximum Price might be claimed, the giving of written notice as required above is of the essence of Contractor’s obligations hereunder and failure of Contractor to give written notice as required above shall be a conclusive waiver of an extension of time and/or an increase in the Guaranteed Maximum Price for the cause of delay in question.
11.6.9 It shall in all cases be presumed that no extension, or further extension, of time and no increase in the Guaranteed Maximum Price is due unless Contractor shall affirmatively demonstrate the extent thereof to the reasonable satisfaction of Owner. Contractor shall maintain adequate records supporting any claim for an extension of time or increase in the Guaranteed Maximum Price.
11.7 Limitations. Contractor agrees for itself and for its Subcontractors, and will cause each Subcontractor to agree, that it will make no claim or claims against the Site, Project, Owner (or any party affiliated or associated with Owner or any assets of Owner), or Owner’s Lenders for damages or losses incurred as a result of or arising out of delays in the Work, including but not limited to any Owner Delay or Force Majeure Delay except as set forth in this Agreement and any such delay in the Work, if claimed by or through Contractor, solely and completely will be compensated and balanced by (a) an extension of the Contract Time, and (b) an increase in the Guaranteed Maximum Price, strictly in accordance with Section 11.6 above, and such extension and increase shall be the sole and exclusive remedy for Contractor and all Subcontractors and Vendors for all delays. Contractor and each Subcontractor who performs any portion of the Work agree to accept such extensions at no additional cost (except as provided in this Section) to Owner, and waive and relinquish any right to payments of any kind for any delays (except as provided in this Section). Further, the limitations in Section 17.4 hereof shall also apply to any delay.

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11.8 Recovery Plans. The Guaranteed Maximum Price is based on Contractor working as many hours as necessary to properly perform the Work and achieve the Project Schedule requirements. In the event it is necessary for Contractor or any Subcontractor to work additional overtime in order to maintain the Project Schedule, for reasons caused by or attributable to the Contractor, Contractor shall be responsible for all costs relating to such overtime, though Contractor shall have the right to use the Construction Contingency in accordance with Section 3.1.6 hereof. “Recovery Plan” means a detailed narrative explanation clearly stating the scope and extent of any and all resource loading, activity re-sequencing and other acceleration activities required for all affected elements of the Work to enable Contractor to either: (a) complete the respective Interim Milestones by the respective Interim Milestone Dates; or (b) obtain Substantial Completion of the Work in its entirety within the Contract Time.
11.8.1 If Owner determines at any time based on reasonable evidence that Contractor is behind schedule or is otherwise in jeopardy of failing to complete any Interim Milestone by the applicable Interim Milestone Date or the Work within the Contract Time, for reasons caused by or attributable to the Contractor, Owner shall issue a written notice to Contractor identifying areas of concern and requiring that Contractor provide a Recovery Plan to Owner.
11.8.2 Upon receipt of Owner’s notice, Contractor shall immediately undertake all commercially reasonable steps to overcome or mitigate against the adverse effects of all delays identified by Owner. Contractor’s failure to undertake all available steps to mitigate the effects of such delays shall constitute a waiver of Contractor’s right to claim relief for any schedule extensions and/or additional compensation to the extent that Contractor’s failure to act timely contributed to such delays.
11.8.3 Contractor shall, within seven (7) calendar days after receipt of Owner’s notice, provide its Recovery Plan to Owner notwithstanding whether or not Contractor disputes responsibility for the cause(s) of such delays.
11.8.4 Within seven (7) calendar days after submission of the Recovery Plan by Contractor, Owner shall advise Contractor in writing whether or not to proceed with the Recovery Plan as submitted, or in accordance with commercially reasonable revisions thereto established by Owner. Any such notice to proceed shall be by a Construction Change Directive. Additional costs incurred due to such overtime work and other actions which are the result of the Recovery Plan shall not result in any adjustment to the Guaranteed Maximum Price.

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11.8.5 Contractor’s failure after written notice to provide a Recovery Plan within the time requirements and to the extent required in this Section 11.8, or to immediately implement a Recovery Plan upon receipt of a Construction Change Directive to do so, shall be material breaches of this Contract.
11.9 Accelerations for Owner’s Convenience.
11.9.1 In the event Owner desires to accelerate the Project Schedule for reasons other than delays caused by or attributable to the Contractor, Owner shall so notify Contractor in writing.
11.9.2 Upon receipt of such written instruction, Contractor shall require its personnel and its Subcontractors and Vendors to work such overtime hours and/or to increase their respective work forces as are reasonably necessary to meet Owner’s acceleration goals.
11.9.3 In the event such an acceleration is ordered by Owner, Contractor shall be entitled to an adjustment in the Guaranteed Maximum Price determined in accordance with Article 18 of this Agreement.
11.10 Schedule Coordination.
11.10.1 Contractor shall schedule and coordinate the performance of the Work by Contractor’s personnel, and Subcontractors and Vendors of any tier, in a manner that will enable Contractor to achieve Interim Milestones by the respective Interim Milestone Dates and completion within the Contract Time. Contractor acknowledges that at least a portion of the Work will be performed under joint occupancy conditions at the Site.
11.10.2 Contractor shall cooperate with Owner and Owner’s other contractors so that both the Contractor’s Work and the work of others will progress smoothly with a minimum of disruptions and interference to any party.
11.10.3 Contractor shall schedule its Work and Project delivery of materials to comply with all reasonable requests and suggestions of Owner in order to maintain the Project Schedule within the limitations of all existing Site conditions and business operations of Owner.

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11.10.4 Contractor shall use all best efforts to not utilize any labor, materials or means whose employment or utilization during the course of this Contract may tend to or in any way cause or result in strikes, work stoppages, delays, suspension of Work or similar trouble by workman employed by its Subcontractors, or by any of the trades working in or about the Project and Site where Work is being performed under this Contract, or by other contractors or their subcontractors pursuant to other contracts, or on any other project and project site or premises owned or operated by Owner. Any violation by Contractor of this requirement may be considered as proper and sufficient cause for declaring Contractor to be in default, and for Owner to take action against Contractor as set forth in the Contract Documents.
11.10.5 In case of disagreements or disputes regarding the schedule of Work by other contractors or unnecessary interference to the Work caused by lack of cooperation between other contractors and Contractor, Contractor shall fully cooperate to resolve any disputes with or between other contractors. In case of disagreements or disputes between two or more contractors, Owner shall be consulted and Owner’s decisions as to proper methods for coordinating the Work shall be final.
11.11 Flow-Down Provisions
11.11.1 Contractor shall include the requirements of this Article 11 in all of its subcontracts and purchase orders and shall use its best efforts to require Subcontractors and Vendors to include the same provisions in all sub-tier subcontracts and sub-tier purchase orders.
11.11.2 Contractor shall be responsible to fully indemnify and hold Owner harmless from any and all liens, claims, lawsuits, costs and expenses, including attorneys’ fees, which may arise out of either the failure of the Contractor to fulfill its obligations pursuant to this Article 11 and/or the Contractor’s failure to enforce the flow-down provisions as stated above.
11.12 Partial Occupancy or Use. Owner may occupy or use any completed or partially completed portion of the Work at any stage, including opening portions of the Project to the public. Notwithstanding any other provision of the Contract, any such partial occupancy or use shall not: (a) constitute final acceptance of any Work, or (b) relieve Contractor of responsibility for loss or damage because of or arising out of defects in, or malfunctioning of, any Work, material, or equipment, or from any other unfulfilled obligations or responsibilities under the Contract Documents; provided, however, Contractor shall not be liable for ordinary wear and tear resulting from such partial occupancy and use by Owner. Contractor shall cooperate fully with Owner, as Owner may request, in all aspects of Owner’s partial use and occupancy of the Work and Project, including, without limitation, scheduling, allocation of utilities, access and storage, and all other arrangements. Unless and until Owner issues a Certificate of Substantial Completion pursuant to Section 12.1 below for such portion of the Work partially occupied or used by Owner, Owner shall not be obligated to pay (but may in its sole discretion elect to pay) Contractor Retainage relating to such portion of the Work at that time partially used or occupied by Owner.

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11.13 Other. Subject to Owner making payment to Contractor of all amounts then due and owing to Contractor under and subject to the Contract Documents, Contractor agrees to prosecute the Work and to require all trade contractors to prosecute the Work in a timely and proper method and manner so as to meet the dates reflected on the Project Schedule, including the Guaranteed Date of Substantial Completion.
ARTICLE XII
SUBSTANTIAL AND FINAL COMPLETION
12.1 Substantial Completion Procedures and Requirements.
12.1.1 Notice of Substantial Completion. “Substantial Completion” means the stage in the progress of the Work when (a) the Work in its entirety, or a designated portion thereof which Owner agrees to accept separately, is sufficiently complete in accordance with the Contract Documents and all applicable Laws to enable Owner to obtain a temporary Certificate of Occupancy for the Work, or such designated portion thereof, or if the Owner can utilize the Work for its intended use, whichever is earlier. In general, the only remaining Work shall be minor in nature, so that Owner could occupy the building(s) comprising the Project and fully utilize such building(s) on that date, and all elements are fully functionable and operable as provided in the Contract, and the Final Completion of the Work by Contractor would not materially interfere with, disrupt or hamper Owner’s use, occupancy or enjoyment of the Project, including the intended normal business operations of the Project, or detract from the aesthetic appearance of the Project. Contractor shall request an inspection for purposes of Substantial Completion in writing when the Contractor considers that the Work in its entirety, or a designated portion thereof which Owner has previously agreed in writing to accept separately, is substantially complete in accordance with all requirements in the Contract Documents.
12.1.2 Procedures for Substantial Completion. Procedures to be utilized to determine Substantial Completion of the Work in its entirety, or a designated portion thereof, shall be as follows:
12.1.2.1 Either party may initiate procedures for Substantial Completion of the Work in its entirety or a designated portion thereof, but Owner shall not be required to make a determination and accept partial Substantial Completion unless: (a) specific areas or phases of the Work are designated for partial Substantial Completion by Owner; or (b) Owner assumes physical possession of a portion of the Work solely for purposes of Owner’s full use and occupancy. The use or occupancy of a portion of the Work by Owner or its other contractors to inspect and/or correct defective workmanship pursuant to Article 10 of this Agreement or install FF&E or other work shall not be considered as use and occupancy.

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12.1.2.2 Unless waived by Owner in writing, Substantial Completion of either the Work in its entirety or a designated portion thereof shall not occur earlier than the date of all designated or required governmental certificates of occupancy and other permits, inspections and certifications for the Project or such portion thereof as the case may be, have been achieved and issued to Owner by the relevant governmental authority, and posted for the Project or such portion thereof, by the relevant governmental authority (provided that a temporary certificate of occupancy (“TCO”) rather than a permanent certificate of occupancy may have been achieved and issued to Owner, and posted, so long as the obtaining of a temporary, rather than a permanent, certificate of occupancy does not prevent any aspect of the Project from being open to the general public).
12.1.2.3 If Owner or Owner’s Lenders disagree that Substantial Completion has been achieved, Owner shall provide the Contractor with an advisory opinion of the items which should be completed or corrected for purposes of Substantial Completion. Owner’s failure to advise Contractor of any items specified in the Contract Documents shall not alter the Contractor’s responsibility to complete all Work necessary for Substantial Completion in accordance with the Contract Documents.
12.1.2.4 Upon receipt of Owner’s advisory opinion, Contractor shall complete and/or correct all listed items. Contractor shall then submit its request to Owner for another inspection to determine Substantial Completion. Such subsequent inspection or re-inspections to determine if the Work is acceptable for purposes of Substantial Completion shall be made jointly by Owner and Contractor.
12.1.2.5 Prior to the issuance of a Certificate of Substantial Completion by Owner, the parties shall develop a final punch list which must be completed prior to Final Completion. The final punch list shall include the Contractor’s Punch List Items and other incomplete or missing items which Owner elected in its discretion to waive for purposes of Substantial Completion.

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12.1.2.6 Immediately prior to the issuance of a Certificate of Substantial Completion, Owner and Contractor shall jointly inspect and document the condition of the Work, or designated portion thereof, at the time of Owner’s initial possession to determine and record its condition. Such inspection and acceptance by Owner shall not, however, alter the Contractor’s responsibility to complete all Work necessary for Final Completion in accordance with the Contract Documents, including items discovered by Owner after Substantial Completion.
12.1.2.7 Owner shall have the final decision as to whether or not Contractor has achieved Substantial Completion. When Owner determines that the Work in its entirety, or a designated portion thereof, is substantially complete and a TCO has been obtained therefor, Owner shall prepare and issue a “Certificate of Substantial Completion,” which shall certify the date of Substantial Completion.
12.1.3 Limitations. Notwithstanding any provisions in the Contract Documents which may indicate otherwise, Owner’s acceptance of partial Substantial Completion and the possession, use and occupancy of any portion of the Work prior to Substantial Completion of the Work in its entirety, shall not in any manner constitute a waiver by Owner of any of the provisions or requirements of the Contract Documents, including, but not limited to, Contractor’s warranty obligations set forth in Article 10 of this Agreement and Contractor’s obligations to achieve the Contract Time set forth in Article 4 of this Agreement.
12.2 Final Completion Procedures and Requirements.
12.2.1 Contractor’s Notice of Final Completion. “Final Completion” means that stage in the progress of the Work when Owner and Owner’s Lenders determine that the Work has been properly completed and equipped by Contractor in accordance with the Contract Documents, including (a) completion of all punch list items (including Contractor’s Punch List Items), (b) the submittal to Owner of all documentation as described in the Contract Documents, (c) completion in compliance with all applicable Laws, and (d) all obligations of Contractor under the Contract Documents (except for those obligations which are intended to be satisfied after Final Completion) are fully satisfied, and the Work is otherwise satisfactory to Owner and Owner’s Lenders. When Contractor considers that the Work is finally complete, Contractor shall so notify Owner in writing requesting a Certificate of Final Completion. Such notice shall be accompanied by, and it shall be a condition to Final Payment and Final Completion that Contractor deliver to Owner, the following:
12.2.1.1 An affidavit that all payrolls (including all union dues, health, welfare, pension plan and other labor associated contributions), invoices for all labor, materials and equipment and all other indebtedness connected with the Work for which Owner or its property might in any way be responsible, and for which Owner has paid the Contractor, have been paid or otherwise satisfied.

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12.2.1.2 Unconditional Final Lien Waivers from Contractor and all Subcontractors and Vendors and all other persons providing any services, labor or materials in relation to the Work, in the form of Exhibit N attached hereto, including certified copies of waivers of all liens filed during the course of the Work and not previously provided to Owner, and no liens, claims or other encumbrances have been filed or are outstanding with respect to the whole or any part of or interest in either the Site or the Work.
12.2.1.3 All final occupancy certificates obtained from any government authority and all other required approvals and acceptances as necessary or required for the full use and occupancy of all aspects of the Project by any city, county and state authorities having jurisdiction and not previously provided to Owner;
12.2.1.4 All written guarantees and warranties under the Contract for Contractor and Subcontractors and Vendors, all required operation and maintenance manuals for major equipment required under the Contract all in form and substance satisfactory to Owner; and assignment documentation assigning to Owner in form and substance satisfactory to Owner any remaining warranties and guarantees pertaining to the Work and not previously provided and assigned to Owner, and Contractor agrees to assist Owner in the prosecution and enforcement of all such assigned warranties and guarantees.
12.2.1.5 An affidavit certifying that Contractor has timely paid all federal, state and local taxes due arising out of the Work in a form satisfactory to Owner.
12.2.1.6 An affidavit certifying that Contractor shall maintain completed operations insurance in amounts required by the Contract Documents for a period of two (2) years after Final Completion and a certificate of the insurer evidencing that insurance required by the Contract Documents to remain in force after Final Payment is currently in effect and will not be cancelled or allowed to expire until at least 60 days’ prior written notice has been given to Owner.
12.2.1.7 All operating, maintenance, servicing and cleaning manuals and instructions, spare parts, maintenance stocks and spare materials provided by Subcontractors and Vendors and/or reasonably required by Owner for beneficial use of the Work for its intended purpose, and if requested by Owner adequate verbal instructions in the operation of mechanical, electrical, plumbing and other systems.

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12.2.1.8 A complete and accurate set of as-built Drawings pursuant to Section 7.14 of this Agreement, which clearly delineate any changes made to the latest approved Drawings and Specifications.
12.2.1.9 An accounting of the credits due Owner for the value of any excess items paid for by Owner and a complete detailed statement of the Cost of the Work showing, without limitation, all expenditures for which state or federal tax credits or deductions may be allowed.
12.2.1.10 Any documents, instruments, releases, affidavits, certificates and indemnitee(s) reasonably required in order to permit Owner and Owner’s Lenders to secure endorsements in form and content satisfactory to them to their respective policies of title insurance for the Site, including without limitation that no mechanics or materialmen’s liens appear of record, that all Lender Liens are of first priority (including prior to any unrecorded liens or other lien rights), and that there are no encroachments or violations of any recorded covenants, conditions or restrictions affecting the Site.
12.2.1.11 Such documents and other items so that Owner will receive and Owner does receive a release and complete refund without deduction or offset of all security, bonds and/or cash amounts provided by or on behalf of Owner and held by or for the benefit of any administrative or governmental agency.
12.2.1.12 If required by Owner or Owner’s Lenders, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract or the Work which may then or in the future affect the Project or Site, and to the extent and in such form as may reasonably be designated by Owner or Owner’s Lenders (if a Subcontractor or Vendor refuses to furnish a release or waiver required by Owner, Contractor shall within such time as set forth in Section 7.19 hereof furnish a bond satisfactory to Owner to indemnify Owner against such lien and cause it to be paid and released; if such lien remains unsatisfied after payments are made, Contractor shall immediately refund to Owner and indemnify Owner against all money that Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys’ fees).
12.2.1.13 Owner and Owner’s Lenders shall have received (at Owner’s expense) an updated survey of the Site showing the Work “as built.”
12.2.1.14 Master, submaster and special keys with keying schedule.

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12.2.1.15 Consent of any surety to Final Payment.
12.2.1.16 An OCIP audit to Owner’s reasonable satisfaction.
12.2.1.17 Such other certificates, instruments and affidavits relating to the Work as Owner or Owner’s Lenders may reasonably require.
12.2.2 Owner’s Inspection For Final Completion. Upon receipt of Contractor’s request for a Certificate of Final Completion and all submittals that comply with Subsection 12.2.1 immediately above, Owner shall promptly make appropriate evaluations and inspections as follows:
12.2.2.1 If Owner considers that the Work is fully completed in accordance with the Contract Documents, Owner shall promptly so advise Contractor.
12.2.2.2 In the event that Owner or Owner’s Lenders does not agree that Final Completion has been achieved, Owner shall promptly so advise the Contractor in writing of the remaining items to be completed for purposes of Final Completion.
 12.2.2.3  After Contractor satisfies all remaining items necessary for Final Completion, Contractor may submit a further written notice to Owner stating that the Work is ready for re-inspection. All re-inspections to determine if the Work is acceptable for purposes of Final Completion shall be jointly made by Owner and Contractor.
12.2.2.4 Owner shall have the final decision as to whether Contractor has achieved Final Completion. When Owner agrees that the Work is finally complete, which agreement Owner agrees not to unreasonably delay, Owner shall prepare and issue a “Certificate of Final Completion,” which shall set forth the date of Final Completion, and Owner may file a Notice of Completion.

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ARTICLE XIII
CONCEALED CONDITIONS AND UNCOVERING OF WORK
13.1 Concealed Conditions.
13.1.1 In the event that unknown and concealed conditions are encountered in the Work which are of an unusual nature, differing materially from those ordinarily encountered and generally recognized as inherent in the Work, and which cause a delay in the critical path portion of the Work, and which: (a) are not identified in the Contract Documents, (b) were not otherwise known to Contractor, and (c) could not have been discovered by Contractor prior to the Effective Date through the exercise of due diligence consistent with the terms of the Contract Documents, then the Guaranteed Maximum Price and the Contract Time shall be subject to adjustment by Change Order and in accordance with Section 11.6 hereof; provided, however, that Contractor must demonstrate its compliance with its representations including those set forth in Section 7.1 of this Agreement.
13.1.2 Contractor shall notify Owner in writing within five (5) calendar days after the first observance of conditions described in Subsection 13.1.1 immediately above.
13.1.3 It is understood and agreed that Owner shall not be liable for any costs arising out of concealed conditions that could have been discovered or anticipated by a prudent and experienced contractor through the use of due diligence and consistent with Contractor’s obligations, representations and warranties in the Contract Documents. This includes, but is not be limited to, any costs arising out of the existence of obstructions such as utilities, pipelines, conduits or any easement or right-of-way limitations which are reasonably shown or inferable from the Contract Documents, or any obstructions which could have been reasonably discovered during Contractor’s Site inspections or which are inherent in the Work and could have been reasonably anticipated by the Contractor (Contractor may utilize the Construction Contingency to cover costs relating to such items as provided in Section 3.1.6 hereof).
13.2 Covering of Work.
13.2.1 Contractor shall enable Owner to inspect all portions of the Work before they are covered.
13.2.2 If a portion of the Work is covered without providing Owner with adequate advance notice, or contrary to the request or direction of Owner or the provisions of the Contract Documents, Contractor shall, if required in writing by Owner, uncover the Work for observation. Such Work shall be replaced at Contractor’s expense without change in the Contract Time.
13.2.3 If a portion of the Work has been properly covered in accordance with the Contract Documents and after sufficient advance notice to Owner, Owner may subsequently request to see such Work and it shall be uncovered by Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be paid by Owner. If such Work is not in accordance with the Contract Documents, Contractor shall be responsible for all costs and expenses of uncovering and replacement.

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ARTICLE XIV
INDEMNIFICATION
14.1 Indemnitee.
14.1.1 To the fullest extent permitted by law, Contractor hereby indemnifies and agrees to protect, defend, and hold Owner, Architect, Pinnacle Entertainment, Inc. and Owner’s Lenders, and their respective subsidiaries, affiliates, parent companies and their respective members, officers, directors, managers, employees, agents, shareholders, successors and assigns, heirs, administrators, and personal representatives (collectively, “Owner Indemnitees”) harmless from and against any and all claims, liabilities, obligations, losses, suits, actions, legal proceedings, damages, costs, expenses, awards, or judgments, including, without limitation, reasonable attorneys’ fees and costs (whether or not suit is filed) (collectively “Actions”), any Owner Indemnitee(s) may suffer or incur or be threatened with and whether based upon statutory, contractual, tort or other theory, that are: (i) imposed by law, or (ii) arise by reason of or relating directly or indirectly to (a) the death of or bodily injury to any person or persons, including, without limitation, employees of Contractor, (b) injury to property (including loss of use and the Work itself and including all costs for repair or replacement of work, materials, supplies or equipment (whether on or off Site or in transit), including whether lost, stolen, damaged or destroyed), equipment or material, including, without limitation, any of the same resulting or arising out of the performance of the Work performed by Contractor or any Subcontractor, or Vendor, (c) violation of or failure to comply with or abide by any Laws, or variations from the Contract Documents in the actual construction of the Work, (d) any infringement of the rights of any third party, including, without limitation, copyright and patent rights (in connection with which Contractor shall pay all royalties and license fees), (e) any stop notices, mechanic’s liens or similar claims relating to any labor, services, materials, goods or equipment whether provided by Contractor, Subcontractor or any Vendor and relating to the Work, and (f) any breach or alleged breach of Contractor’s warranties, representations, obligations, covenants or agreements set forth in the Contract, and (iii) relate to or arise out of or result from, directly or indirectly, the performance of the Work, or from any act or omission of Contractor, or any Subcontractor, or Vendor, anyone directly or indirectly employed by them, or anyone for whose acts any of them are liable or responsible at law or under the Contract Documents, to the extent caused by Contractor or anyone under its control.

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14.1.2 To the fullest extent permitted by law, Owner hereby indemnifies and agrees to protect, defend, and hold Contractor, and its subsidiaries, affiliates, parent companies and their respective members, officers, directors, employees, agents, shareholders, successors and assigns, heirs, administrators, personal representatives (collectively, “Contractor Indemnitees”) harmless from and against any and all claims, liabilities, obligations, losses, suits, actions, legal proceedings, damages, costs, expenses, awards, or judgments, including, without limitation, reasonable attorneys’ fees and costs (whether or not suit is filed) (collectively “Actions”), any Contractor Indemnitee(s) may suffer or incur or be threatened with and whether based upon statutory, contractual, tort or other theory, that are: (i) imposed by law, or (ii) arise by reason of or relating directly or indirectly to (a) the death of or bodily injury to any person or persons, including, without limitation, employees of Owner, (b) injury to property and (c) any breach or alleged breach of Owner’s warranties, representations, obligations, covenants or agreements set forth in the Contract, and (iii) relate to or arise out of or result from, directly or indirectly, any act or omission of Owner, to the extent caused by Owner or anyone under its control).
14.2 Defense Costs. Subject to the limitations set forth in Section 14.3 immediately below, the indemnification provisions of Section 14.1 above, including defense costs, shall include all attorneys’ fees, investigation costs, expert witnesses, court costs, and other costs and expenses incurred by the Owner Indemnitee(s) and Contractor Indemnitee(s), as the case are, to the extent their interests appear.
14.3 Hazardous Materials. Contractor, its Subcontractors, and Vendors shall have no responsibility for the discovery, presence, handling, removal or disposal of pre-existing hazardous materials discovered on the Site, including asbestos, asbestos products, poly-chlorinated biphenyl (PCB) or other substances classified as hazardous by the Environmental Protection Agency of the U.S. Government or any other federal, state or local government agency, except to the extent addressed or covered in the Contract Documents or otherwise made known to or reasonably foreseeable by Contractor. If Contractor discovers the presence of any hazardous materials at the Site not otherwise called out in the Contract Documents or otherwise made known to or reasonably foreseeable by Contractor, Contractor shall promptly report the presence and precise location of any such materials to Owner and immediately stop Work in the affected area unless requested otherwise by Owner.
14.4 Other Limitations. In the event of contributory negligence by any Owner Indemnitee(s) or Contractor Indemnitee, as the case may be, the indemnifying party shall only be liable for payment of such claims and losses (including defense costs) in direct proportion to the indemnifying party’s percentage of fault, if any, as determined by a court of competent jurisdiction, or as may be mutually agreed upon by Owner and Contractor. The indemnification obligations in this Article 14 shall not be construed to negate, abridge, or reduce other rights or obligations of Contractor or Owner, including, but not limited to, any obligation of indemnitee which would otherwise exist at law or otherwise in favor of an Owner Indemnitee or Contractor Indemnitee. If any Action occurs or is threatened,

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the indemnifying party shall defend the Owner Indemnitee(s) or Contractor Indemnitee(s), as the case may be, with counsel reasonably acceptable to such Indemnitee, at the indemnifying party’s expense, unless such Indemnitee elects to defend itself, in which case the indemnifying party shall pay for such Indemnitee(s) reasonable defense costs. The indemnification obligation of Contractor (or any Subcontractor) and Owner under this Article 14 or otherwise under the Contract Documents, shall not be limited in any way by any limitation on the amount or type of insurance coverage’s carried whether pursuant to the Contract Documents or otherwise, the amount of insurance proceeds available or paid (except the indemnifying party shall be entitled to an offset against their indemnitee obligation to the extent of any insurance proceeds actually received by the indemnitee, without condition or reservation, relating to any Action for which the indemnitee seeks to be indemnified pursuant to an indemnitee in this Agreement), or any limitation on the amount or type of damages, compensation or benefits payable by or for Contractor or any Subcontractor or Owner or other person or entity under workmen’s compensation acts, disability benefit acts or other employee benefit acts. Provided, however, the liability limitations of Section 4.4 hereof shall apply to and limit Contractor’s indemnitee obligations in this Article 14 solely to the extent relating to damage for delay as set forth therein, and the liability limitations and releases in favor of Owner set forth in the Contract Documents, including Sections 11.7, 17.2.2, 17.3.2, 17.4, and 17.6 of this Agreement, shall be and are express limitations on Owner’s indemnitee obligations under this Article 14 (and all such indemnitee obligations are expressly subject to any and all limitations on Owner’s liability set forth in the Contract Documents).
14.5 Survival of Indemnification Provisions. The Contractor’s indemnitee obligations set forth in this Article 14 shall apply irrespective of whether or not any Subcontractors or Vendors obtain or fail to obtain insurance coverage’s as required herein, shall apply during the performance of any Work, and along with Owner’s indemnitee obligation in this Article 14 shall survive any termination of this Contract or the Final Completion of the Work.
14.6 Risk. Except to the extent expressly covered by the OCIP referenced in Article 15 below or otherwise expressly provided for in the Contract Documents, all Work (i) covered by the Contract Documents, (ii) done at the Site, (iii) in preparing or delivering materials or equipment, or (iv) providing services for the Project, or any or all of them, to or for the Project, shall be at the sole risk of Contractor.

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ARTICLE XV
INSURANCE
15.1 Owner Controlled Insurance Program.
15.1.1 The Owner, at its expense, has implemented an Owner Controlled Insurance Program (“OCIP”) to furnish certain insurance coverage’s with respect to on-Site activities. The OCIP will be for the benefit of the Owner and enrolled Contractor and enrolled Subcontractors of all tiers (unless specifically excluded) who have on-Site employees. Such coverage applies only to Work performed under the Contract Documents at the Site. The OCIP shall not include, and the Owner shall not be responsible for providing, any insurance coverage’s other than those specifically identified in the OCIP Manual (described in Section 15.1.2 below). In addition, the first $25,000 of each loss or damage covered under the Builder’s Risk Insurance policy, or uninsured losses, shall be paid for by the responsible Contractor or Subcontractor. The Builder’s Risk insurance provided by Owner also does not cover loss of, or damage to, any tools, implements, equipment, scaffolds, formwork, machinery, cranes, consumables, office trailers, tool sheds, temporary structures or anything else which is not intended to become a permanent part of the finished Project. The Contractor and eligible Subcontractors must provide their own insurance for off-Site activities and automobile liability pursuant to the OCIP Manual and the costs of such insurance for Contractor shall be a Cost of the Work. To the extent Contractor and or any Subcontractor becomes ineligible for the OCIP or is no longer covered by the OCIP, Contractor and such Subcontractor shall provide all required insurance under the OCIP Manual as a Cost of the Work.
15.1.2 Details concerning the OCIP are provided in the OCIP Manual which is attached hereto as Exhibit P and incorporated herein by this reference, and which has been made available to Contractor and its Subcontractors, for use in preparing their bids and estimates and in planning the performance of their Work. Contractor and each Subcontractor will participate in the OCIP established for the project in accordance with the OCIP Manual. Participation in the OCIP is mandatory but not automatic. Contractor shall, and Contractor shall cause all Subcontractors to, complete all forms, submit the information required and abide by the mandates established in the OCIP Manual. Any exceptions to this requirement must be approved by Owner.
15.1.3 The Guaranteed Maximum Price agreed to by the parties under this Contract does not reflect a credit for the estimated construction cost savings to be realized as a result of the Owner’s furnishing of the insurance coverage’s provided under the OCIP. At the end of the Project, prior to Final Payment, the Guaranteed Maximum Price will be adjusted as a result of any variance between the actual savings amount and projected savings established by the foregoing credit amount, pursuant to the OCIP audit. Contractor shall use all best efforts to carefully review all Subcontractor and pricing information to ensure that Owner is not required to pay a second time as part of Cost of the Work, for insurance coverage’s Owner has already purchased under the OCIP. Contractor shall also ensure that any Change Orders entered into pursuant to this Contract are priced so as to define all insurance costs to the reasonable satisfaction of the OCIP Manager.

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15.2 Evidence of Coverage.
15.2.1 Carriers Acceptable To Owner. All policies required of Contractor and Subcontractors pursuant to this Contract shall be maintained with insurance carriers that are acceptable to Owner and licensed in the State of Missouri.
15.2.2 Failure to Comply. Neither the Contractor nor any of its Subcontractors shall be entitled to receive payment for any Work performed, or to commence operations or Work on the Site or elsewhere until such time as they provide acceptable evidence of compliance with the requirements of this Article 15. Any additional costs or delays caused by or arising out of any failures to comply with this Article 15, including the failure to furnish acceptable Certificates of Insurance prior to date of the Date of Commencement, shall be solely the responsibility of Contractor and its Subcontractors.
15.3 Deductibles. If any policy required to be purchased pursuant to this Contract is subject to a deductible, self-insured retention or similar self-insurance mechanism which limit or otherwise reduces coverage, the deductible, self-insured retention or similar self-insurance mechanism shall be subject to Owner’s and Owner’s Lender reasonable approval and the responsibility of solely the Contractor in the event of any loss arising out of the acts or omissions of the Contractor, any Subcontractor or Vendor.
15.4 Cooperation by the Parties. Owner and Contractor shall fully cooperate with each other in connection with the collection of any insurance monies that are due in the event of a loss. Owner and Contractor shall promptly execute and deliver such proofs of loss and other instruments which may be required for the purpose of obtaining recovery of any such insurance monies.
15.5 Duration. All General Liability, Automobile Liability, Worker’s Compensation and Employer’s Liability insurance required by this Contract shall be kept in force without interruption until Final Completion of the Work in accordance with Section 12.2 above. Contractor and its Subcontractors shall maintain completed operations insurance for a period of two (2) years after Final Completion of the Work. The Builder’s All-Risk Insurance shall remain in force until Contractor has achieved Final Completion of the Work in its entirety in accordance with Section 12.2 above.

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15.6 Waivers of Subrogation. The Owner and Contractor waive all rights against (1) each other and any of their subcontractors, sub-subcontractors, agents and employees, each of the other, and (2) the Architect, Architect’s consultants, separate contractors, if any, and any of their subcontractors, sub-subcontractors, agents and employees, for damages caused by fire or other causes of loss to the extent covered by property insurance obtained pursuant to this Article 15 or other property insurance applicable to the Work, except such rights as they have to proceeds of such insurance held by the Owner as fiduciary. The Owner or Contractor, as appropriate, shall require of the Architect, Architect’s consultants, separate contractors described in the Agreement, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.
ARTICLE XVI
SAFETY AND COMPLIANCE
16.1 Contractor’s Site Safety Responsibilities. Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the Work, and without limiting the foregoing, shall take all reasonable precautions for the safety of, and shall provide for all reasonable protections against loss of production time and prevent injury to, any of its employees, Subcontractors, Vendors, or their respective employees or any other persons who may be affected thereby, and all other persons at the Site or adjacent or nearby to the Site. Contractor shall prepare a site safety plan and submit such plan to Owner for review and comment prior to the commencement of Work. Such plan shall identify the location of the fire safety system, alarm system, fire-fighting apparatus and exit routes. Safety gear shall be provided for representatives of Owner, Owner’s Lender’s and Architect’s personnel and all others while on Site. Contractor shall designate a person responsible for job safety. This person shall be thoroughly familiar with Contractor’s safety manual and Owner’s Project Construction Safety and Health Guidelines (described below), and shall require compliance of all applicable provisions of such manual and Guidelines. Contractor shall keep a copy of such manual and Guidelines on the Site. Contractor shall familiarize all Subcontractors and Vendors on safety measures.

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16.1.1 Contractor shall, and shall cause Subcontractors and Vendors to, take all precautionary measures as required by applicable laws to prevent and correct fire causing conditions, and shall conduct all operations with due regard for the avoidance of fire hazards. Contractor shall exercise the greatest care to prevent fires. The following minimum precautions shall be taken by Contractor and Contractor shall cause each Subcontractor and Vendor to take the following actions with regard to the Work:
16.1.1.1 Flammable liquids shall be stored in closed, approved, covered metal containers, and as approved by the fire wardens. All paint and oily rags shall be stored in approved containers and removed daily.
16.1.1.2 Each gasoline or diesel powered vehicle shall carry a fire extinguisher of adequate size and type to extinguish a fire emanating from either the vehicle or its load.
16.1.1.3 Contractor shall maintain a system of prompt detection and correction of unsafe practices and conditions, and shall furnish and maintain all necessary first aid equipment in a special location on the Site. Contractor shall investigate all accidents promptly to determine cause and to take necessary corrective action, and shall file required reports.
16.1.1.4 No exit, corridor, or stairwell shall be used for storage of materials of any type.
16.1.1.5 All exits, corridors and stairwells must be accessible and free of materials of any type except as necessary for the Work. Minimum exit widths as required by Laws shall be maintained at all times.
16.1.1.6 Hard hat and construction areas shall be identified and posted. All workmen and personnel in these areas shall wear a hard hat.
16.1.1.7 All electrical equipment and tools shall be of an adequate size to accomplish the task at hand and shall be properly grounded.
16.1.1.8 Face, eye and respiratory protection shall be available and used when the situation requires.
16.1.1.9 Provide and maintain suitable protections and enclosures around shafts, stairs and other openings in floors.

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The foregoing requirements are not intended to be exclusive or exhaustive, and Owner shall not have any liability in any way relating to any of the foregoing or the absence of other requirements from the foregoing. Contractor shall be solely responsible to Owner for providing the Site a safe place to work for all persons. Contractor also agrees to and shall cause all Subcontractors and Vendors to, abide by Contractor’s Project Construction Safety and Health Guidelines, attached as Exhibit O to this Agreement. Notwithstanding anything herein or elsewhere in the Contract Documents, Contractor shall be responsible for adherence to all OSHA safety regulations for its employees and Owner does not waive or release any obligations of Contractor for same; however, as between Contractor and any subcontractor, the subcontractor shall be responsible for the safety of its employees. This clause in no way affects the Contractor’s obligation to adhere to OSHA or other applicable safety regulations as it relates to the Owner.
16.2 Compliance. In addition to the requirements of Section 16.1 immediately above, Contractor shall give all notices, file all reports and obtain all permits which are applicable to the Contractor’s operations or performance of the Work. Upon request, Contractor shall furnish Owner and Owner’s Lenders with copies of all such notices, statements, reports, certificates or permits evidencing compliance. Contractor shall also keep Owner informed of any changes in Laws which may affect Contractor’s performance of the Work or Owner’s use thereof. Contractor shall indemnify, defend and save harmless Owner and the other Owner Indemnitee(s) from and against any and all claims, losses, liabilities, fines or penalties in any manner arising out of Contractor’s failure to comply with this Article 16.
ARTICLE XVII
TERMINATION OR SUSPENSION OF THE CONTRACT
17.1 Material Default by Contractor. Owner may, following expiration of the applicable period described in Section 17.1.1 below, and without prejudice to any other rights or remedies of Owner, terminate this Contract in its entirety, or may elect to terminate any portion of the Contractor’s Work, for default if the Contractor, including any Subcontractor or Vendor, fails to perform any of its material obligations under the Contract Documents, including fails to perform the Work in a diligent, expeditious, workmanlike and careful manner strictly in accordance with the Contract, or any breach of its material obligations in the Contract Documents. Upon such default, Owner may take possession of the Site and of all materials, tools, equipment and machinery thereon and may finish the Work by whatever method Owner may in good faith deem desirable and or expedient (or may elect not to finish the Work).
17.1.1 Notice Of Default By Owner. The Contractor shall promptly correct any default to Owner’s satisfaction within five (5) calendar days following receipt of written notice of default from Owner. If correction within said five (5) days is not possible, Contractor shall commence and diligently continue effective action to correct such default to Owner’s satisfaction, but not later than sixty (60) days following receipt of Owner’s notice (except for such longer period as may otherwise be reasonably approved in writing by Owner and Owner’s Lenders). In the event that the Contractor fails to take and diligently pursue effective corrective actions, Owner may hold in abeyance further payments to Contractor and/or terminate the Contract by written notice specifying the date of termination and without prejudice to any other remedy Owner may have.

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17.1.2 Other Defaults. Owner may also elect to declare Contractor in material default and may terminate Contractor immediately upon written notice (unless a longer period is otherwise expressly provided in this Agreement with regard to the matter in Sections 17.1.2.1 through 17.1.2.5 below, it being agreed that the cure periods in Section 17.1.1 above do not apply to Sections 17.1.2.1 through 17.1.2.5) and/or take such other action as Owner may be allowed, in the event of any of the following:
17.1.2.1 The commencement of an action or petition by or against Contractor under applicable bankruptcy laws, or any general assignment by Contractor for the benefit of its creditors or the appointment of a receiver or trustee to take charge of Contractor’s assets;
17.1.2.2 Contractor’s insolvency;
17.1.2.3 The recordation of a mechanics’ or materialmens’ lien on the Site or the Work by a Subcontractor, Vendor, laborer, materialman, or supplier or any other party providing services or material engaged by, on behalf of, or acting under the direction of Contractor or any Subcontractor or Vendor in connection with the Work, provided that such lien is not removed of record or satisfied by bond or other security, in an amount and with a bonding company reasonably satisfactory to Owner and Owner’s Lenders within the time periods set forth in and pursuant to Section 7.19.2 hereof;
17.1.2.4 Failure of Contractor for five successive days or an aggregate of seven days in any thirty (30) day period (other than Sundays or national holidays), to have an adequate number of laborers or Subcontractors at the Site who are actively and productively working on the Project, unless a Force Majeure Delay or Owner Delay exists for such absence, unless within five (5) days after written notice from Owner Contractor has and thereafter maintains an adequate number of laborers and Subcontractors on Site actively and productively working on the Project;
17.1.2.5 Failure of Contractor after five days following request from Owner to provide Owner with satisfactory evidence of funds available to make up any overage with regard to the Guaranteed Maximum Price as required under Section 3.1.3 of this Agreement; or

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17.1.3 Stop Work Orders. In the event of any material breach or default of this Contract, and in lieu of declaring termination for default, Owner may elect to stop, delay, reduce or interrupt any operations of Contractor or any affected Subcontractors or Vendors until such default or failure is remedied to Owner’s satisfaction. No part of the time lost due to stop work orders or delay, reduction or interruption by Owner arising out of such material breaches shall be made the subject of a claim for extension of time or for increased costs or damages by Contractor. No increase or upward adjustment shall be made in the Guaranteed Maximum Price or Contractor’s Fee for, and in no event shall Owner be liable for, or Contractor or any Subcontractor or any other party performing any Work on the Site be entitled to, any lost opportunity, lost profit or consequential damages claimed or alleged by Contractor, any Subcontractor or any other party performing any Work on the Site and relating to any such stoppage, reduction, suspension, delay or interruption. The issuance of a stop work order or delay, reduction or interruption by Owner shall not prejudice Owner’s right to subsequently terminate for default.
17.1.4 Owner’s Rights upon Termination for Default. If all or a portion of the Contractor’s Work is terminated pursuant to this Section 17.1, Contractor shall not be entitled to receive any payment until after Final Completion by others and after Owner has assessed its additional costs and damages arising out of such termination, including, but not limited to, Owner’s additional costs for completing all or the relevant portion of the Work. Upon such termination, Contractor shall immediately undertake all necessary steps to mitigate against Owner’s damages, and shall:
17.1.4.1 Cease operations and vacate the Site to the extent specified in the notice of default;
17.1.4.2 Place no further orders and enter into no further subcontracts or purchase orders for materials, labor, services or facilities that relate to the terminated Work;
17.1.4.3 Upon Owner’s request, terminate all subcontracts and purchase orders which relate to the terminated Work;
17.1.4.4 Upon request and as directed by Owner, assign (and/or Owner may accept the assignments made in this Agreement, as the case are) all of Contractor’s right, title and interest to all subcontracts, purchase orders, rental agreements, materials, supplies and equipment using forms satisfactory to Owner and otherwise assist Owner in the orderly and expeditious transfer of such rights;
17.1.4.5 Turn over to Owner the originals of the Project Schedule and all Schedule Updates including all computer data bases on diskettes; all Drawings, Specifications and other construction documents; all as-built drawings, calculations and such other Work-related documents and all items and things for whose cost Contractor requests or has requested reimbursement or payment;

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17.1.4.6 Proceed to complete the performance of all Work not terminated;
17.1.4.7 Take such actions that may be necessary, or that Owner may direct, for the protection and preservation of the terminated Work;
17.1.4.8 Advise Owner of all outstanding subcontracts, rental agreements and purchase orders which Contractor has with others pertaining to the terminated Work and furnish Owner copies thereof;
17.1.4.9 Remove all of its property from the Site and Owner’s premises. Any property not so removed may be removed by Owner at Contractor’s expense; and
17.1.4.10 Allow Owner to take possession of all materials of any kind that have been paid for, that are to be incorporated into the Work, or to which Owner has any ownership rights or interest, and finish the Work and provide the materials therefor or contract with others to do so by whatever method Owner deems expedient and execute and do all such assurances, acts and things as Owner may consider expedient to facilitate Owner’s taking of possession of the Site and materials, equipment, machinery and tools thereon, and shall give all notices, orders and directions which Owner may think expedient for the purposes hereof.
17.1.5 Payment to Contractor.
17.1.5.1 If Owner terminates the Contract for Contractor’s breach or default, Contractor shall thereafter only be entitled to reimbursement (subject to Section 17.1.5.3 hereof) only of such amount (if any), by which:
(a)	the (i) Cost of the Work actually and properly completed by Contractor in accordance with the Contract Documents up to the date of such termination (and not cancelable or refundable), plus (ii) the pro rata portion of Contractor’s Fee thereon (subject to satisfaction of the conditions applicable to progress and Final Payment contained in the Contract Documents as the case may be), but the foregoing amounts shall not exceed the portion of the Guaranteed Maximum Price (including Contractor’s Fee) fairly allocable to the Work so completed, exceeds

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(b)	the total of (i) all payments theretofore made to Contractor under the Contract Documents, and (ii) all damages and other costs and expenses incurred by Owner directly or indirectly, arising out of or as a result of, Contractor’s breach or default, including, without limitation, the cost of any additional consultants’ services, or managerial and administrative services required thereby, any additional costs incurred in retaining another contractor or other Subcontractors, any additional financing, interest or fees and other costs that Owner must pay by reason of a delay in completion of the Work, Owner’s termination of Contractor and the finishing of the Work by another method after such termination, attorneys’ fees and expenses, and any other damages, costs, and expenses Owner may incur in completing the Work as a result of Contractor’s breach or default including if Owner elects to complete the Project after such termination, the amount by which the actual cost of completing the Project (including components of the Project that are not part of the Work) is greater than what such actual cost (including the actual cost of components of the Project that are not part of the Work) would have been if Contractor had fulfilled its obligations under the Contract Documents, and if Owner elects to not complete the Project after such termination Contractor hereby acknowledges that Owner has the right to so elect without Owner waiving Contractor’s liability for damages arising out of the breach by Contractor that led to its termination, all damages suffered by Owner arising out of Contractor’s breach of this Agreement.
17.1.5.2 If the amount referred to in Section 17.1.5.1.(b) hereinabove exceeds the amount referred to in Section 17.1.5.1.(a) hereinabove, Contractor shall pay the difference to Owner immediately upon Owner’s demand.
17.1.5.3 Any reimbursements or payments made to Contractor under this Section 17.1.5 are conditioned on (a) Contractor previously having delivered to Owner possession and unfettered access to the Work and Site and all materials, equipment, tools and the like (undamaged and in good condition) which Owner has paid for and/or been billed for, (b) all the applicable items listed in, and performance of all the applicable obligations described in Section 12.2.1 of this Agreement have been satisfied, and (c) Contractor complies with such other obligations under the Contract Documents as Owner or Owner’s Lenders reasonably requires.
17.2 Termination for Convenience. The parties’ rights and remedies in the event of termination by Owner of all or a portion of the Work for Convenience shall be as follows:
17.2.1 Notice of Termination For Convenience. Owner may cancel this Contract in its entirety, or may elect to terminate any portion of the Contractor’s Work, and take possession of the Site and all materials, tools, equipment and machinery thereon and finish or not finish the Work by whatever method Owner may desire, at any time upon written notice to Contractor solely for Owner’s convenience and without regard to any fault or failure to perform by Contractor or any other party. Upon receipt of such notice of termination, Contractor shall immediately and in accordance with instructions from Owner proceed as follows:
17.2.1.1 Cease operations to the extent specified in the notice;
17.2.1.2 Place no further purchase orders and enter into no further subcontracts for materials, labor, services or facilities that relate to the terminated Work;

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17.2.1.3 Cancel all subcontracts and orders that relate to the terminated Work;
17.2.1.4 Proceed to complete the performance of all Work not terminated;
17.2.1.5 Take such actions that may be necessary, or that Owner may direct, for the protection and preservation of the terminated Work; and
17.2.1.6 Take such action, including those actions in Section 17.1.4 hereof, as owner may direct.
17.2.2 Payment upon Termination for Convenience. In the event of termination for convenience, Contractor shall be paid as follows: Owner’s sole obligation and liability to Contractor shall be (i) to reimburse Contractor (and Contractor’s exclusive remedy shall be to receive reimbursement) for the Cost of the Work incurred (and not cancelable or refundable) by Contractor for Work properly performed and completed by Contractor up to the date of termination and approved by Owner in accordance with the Contract, plus (ii) reasonable demobilization costs, and (iii) that pro-rata portion of Contractor’s Fee applicable to such completed Work (and subject to satisfaction of the conditions applicable to payments to Contractor set forth in the Contract Documents, including for progress payments, and Final Payment as applicable) less all payments previously made to Contractor under the Contract and any amounts owed by Contractor to Owner under the Contract.
17.3 Suspensions by Owner
17.3.1 Owner’s Right to Suspend for Convenience. Owner may at any time, with or without cause, suspend, delay, reduce or interrupt performance of all or any portion of the Work for such period or periods as Owner elects by giving Contractor written notice specifying which portion of the Work is to be suspended and the effective date of such suspension. Such suspension, delay or interruption shall continue until Owner terminates such suspension, delay or interruption by written notice to Contractor. No such suspension, delay, interruption or reduction by Owner shall constitute a breach or default by Owner under the Contract Documents. Contractor shall continue to diligently perform any remaining Work that is not suspended, delayed, reduced or interrupted and shall take all actions necessary to maintain and safeguard all materials, equipment, supplies and Work in progress affected by the suspension, delay, reduction or interruption.

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17.3.2 Payment upon Suspension for Convenience. In the event of suspension, delay, reduction or interruption for convenience by Owner, Owner shall pay Contractor and the Guaranteed Maximum Price shall be increased by such amounts (subject to the payment and related requirements of the Contract Documents) as follows:
17.3.2.1 Additional Costs of the Work, if any, which are incurred by Contractor, Subcontractors and Vendors as a result of continuing to maintain dedicated personnel, materials and equipment at the Site at Owner’s request during any suspension, delay or interruption period, including for the purpose of safeguarding all material, equipment, supplies and Contractor’s Work in progress caused solely by such suspension, delay or interruption ordered by Owner for convenience,; and
17.3.2.2 Other reasonable and unavoidable Costs of the Work, if any, which are directly related to any subsequent re-mobilization of the suspended, delayed or interrupted Contractor’s Work caused solely by such suspension, delay or interruption ordered by Owner for convenience.
17.3.2.3 Provided, however, that no adjustment shall be made to the extent that performance was otherwise subject to suspension, delay or interruption by another cause for which Contractor is responsible.
17.4 Claims for Consequential Damages. The Contractor and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract. This mutual waiver includes, but is not limited to:
1.	damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and
2.	damages incurred by the Contractor for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit except for Contractor’s Fee due and payable for Work previously performed
This mutual waiver is applicable, without limitation, to all consequential damages due to either party’s termination in accordance with Article 17. Nothing contained in this Section 17.4 shall be deemed to preclude an award of liquidated direct damages, when applicable, in accordance with the requirements of the Contract Documents.

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17.5 Other Rights and Remedies. Other rights and remedies available to Owner in the event of a default or material breach by Contractor which is not timely cured in accordance with Section 17.1.1 hereof, shall include, but not be limited to, the following, and all such rights and remedies of Contractor in this Article 17 shall be non-exclusive, and shall be in addition to all other rights and remedies available to Owner under the Contract, at law or otherwise:
17.5.1 A waiver by Owner of a default by Contractor shall not be considered to be a waiver of any subsequent default by Contractor, nor be deemed to amend or modify the terms of this Contract.
17.5.2 In the event of termination for cause, disputes as to whether a material breach of contract occurred within the provisions of the Contract Documents shall be subject to resolution pursuant to Article 22 of this Agreement. If Owner terminates this Contract in whole or in part for default and a court of competent jurisdiction later determines that such termination was improper or wrongful, then that portion of the improper or wrongful termination shall automatically convert into a termination for convenience, and such termination shall be treated as a termination for Owner’s convenience pursuant to Section 17.2 of this Agreement.
17.5.3 Owner shall have the right and is authorized to cure such defaults and offset against and deduct from amounts otherwise payable to Contractor any such costs, damages, attorneys’ fees and any other expenses suffered by Owner and arising out of such default including any cure or attempted cure by Owner, and all consultants and professionals additional services.
17.5.4 Any termination pursuant to this Article 17 shall be without prejudice to any other right or remedy of Owner pursuant to the terms of the Contract Documents or at law.
17.6 Contractor’s Remedies.
17.6.1 If payment from Owner for an Application for Progress Payment (exclusive of amounts properly retained or withheld under the Contract), approved by Owner and Owner’s Lenders in accordance with Sections 5.2 and 5.3 of this Agreement, has not been received by Contractor within ten (10) days of the date payment is due pursuant to Section 5.3 of this Agreement, interest shall thereafter commence to accrue (from the original due date of payment pursuant to Section 5.3 hereof) on such delinquent amounts at then existing prime rate of Bank of America N.A. plus one percent (1%) as announced in the Wall Street Journal, until paid, and Contractor may upon written notice to Owner cease Work until such payment has been received, in which case the Guaranteed Date of Substantial Completion will be extended by the number of days of the cessation of Work and the Guaranteed Maximum Price will be increased, subject to the provisions of Section 11.6 hereof. If payment of undisputed amounts to which Contractor is otherwise then entitled pursuant to the terms of this Agreement are not paid by Owner to Contractor within fourteen (14) days after the expiration of the ten (10) day period hereinabove and written notice by Contractor that the same are past due, Contractor may terminate this Agreement upon an additional five (5) business days’ written notice to Owner.

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17.6.2 If Contractor terminates this Agreement with cause in accordance with this Agreement and such termination is accepted by Owner or challenged by Owner but upheld by a court of competent jurisdiction, Contractor shall be entitled, as its exclusive remedy (but including Section 24.7 hereof), to the recovery of the amounts (if any) to which Contractor would have been entitled had Owner, pursuant to Section 17.2 of this Agreement, terminated this Agreement for convenience effective as of the date this Agreement is so terminated by Contractor. Contractor, notwithstanding any provision of this Agreement or otherwise, shall in no event be entitled to or seek recovery of any other amounts (including, without limitation, consequential damages, lost profits, overhead, or similar amounts) in the event of any termination, including but not limited to under this Section 17.6.
ARTICLE XVIII
CHANGE IN THE WORK
18.1 Change. A “Change” in the Work means an increase, decrease, variation, modification or change in Contractor’s Work from that indicated in the Contract Documents, or modification to the Project Schedule. Suspensions and terminations for convenience shall be governed by Article 17 of this Agreement and shall not be considered a Change except to the extent provided therein. A Change can only be implemented by a Change Order or by Construction Change Directive. Accordingly, no course of conduct or dealings between the parties, nor express or implied acceptance of alterations or additions to the Work, and no claim that Owner has been unjustly enriched by any alteration or addition to the Work, whether or not there is in fact any such unjust enrichment, shall be the basis for any claim to an increase in the Guaranteed Maximum Price or extension of the Contract Time. Changes in the Work shall be performed under applicable provisions of the Contract Documents, and Contractor shall proceed promptly, unless otherwise provided in the Change Order or Construction Change Directive.
18.2 Change Order. A “Change Order” is a written instrument prepared by Contractor and signed by Owner and Contractor, stating their agreement upon all of the following:
(a)	a Change in the Work including a full description of such Change;

(b)	the amount of the adjustment, if any, in the Guaranteed Maximum Price; and/or

(c)	the extent of the adjustment, if any, in the Contract Time.
Methods used in determining adjustments to the Guaranteed Maximum Price or Contractor’s Fee may include those listed in Section 18.4.3 hereof.

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18.3 Change Proposal Request. At any time and from time to time prior to Final Completion of the Work, Owner may request Contractor to make Changes in the Work. If Owner desires a Change in the Work Owner may, in its sole and absolute discretion and in writing, request a Change Proposal from Contractor (“Change Proposal Request”). A Change Proposal Request shall set out, in reasonable detail, the Changes in the Work requested by Owner. Within ten (10) days following its receipt of a Change Proposal Request, Contractor shall issue a Change Proposal (as defined in Section 18.3.1 below). Contractor shall also issue a Change Proposal: (i) when Contractor reasonably believes that a Change in the Work is necessary or desirable; or (ii) when a Change in the Work is made necessary by Laws. If Contractor refuses or fails to timely provide a Change Proposal, or modifies or alters a Change Proposal Request, or if Owner and Contractor are unable to agree in writing upon the terms of the Change Proposal, including but not limited to: (i) the amount of increase or decrease in the Guaranteed Maximum Price, or (ii) the length of extension or advancement, if any, of the Contract Time, Owner: (a) may issue a Construction Change Directive pursuant to Section 18.4 hereof, (b) may require Contractor to obtain at least three bids from qualified subcontractors to perform such Change in the Work, and Owner may designate the subcontractor from said bidders to perform such Change in the Work, or (c) may engage other contractors, subcontractors and/or laborers to perform such Change in the Work, and Contractor shall cooperate fully with any such persons, and any such hiring by Owner or issuance of a Construction Change Directive shall not affect this Agreement in any manner (other than to provide for a reduction in the Guaranteed Maximum Price, equal to the value of such Work (but not less than the amount budgeted therefor in the Guaranteed Maximum Price) not being performed by Contractor, and in the Contractor’s Fee applicable thereto) and shall not be deemed to be a constructive termination.
18.3.1 “Change Proposal” means a written proposal prepared and signed by Contractor setting forth (i) the Changes in the Work requested by Owner or proposed by Contractor, (ii) the amount of adjustment, if any, in the Guaranteed Maximum Price (including pursuant to Section 18.4.3 below) due to such Change, and (iii) the extent of adjustment, if any, in the Contract Time due to such Change. A Change Proposal is only a proposal unless and until signed and accepted by Owner as a Change Order. Contractor shall also submit a Change Proposal to fix the cost of Allowance Items in the Guaranteed Maximum Price.

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18.4 Construction Change Directive.
18.4.1 “Construction Change Directive” means a written order, requested by Owner, prepared by Owner or Architect, and signed by Owner, and given to Contractor, directing a Change in the Work and stating a proposed basis for adjustments, if any, in the Guaranteed Maximum Price or Contract Time, or either of them or either combination of them.
18.4.2 Owner may, by Construction Change Directive, without invalidating or breaching the Contract, order a Change in the Work.. Upon receipt of a Construction Change Directive, Contractor shall promptly proceed with the Change in the Work involved (including implementing any reductions or accelerations in the Work) and advise Owner of the Contractor’s agreement (in which case Contractor shall sign and return the Construction Change Directive) or disagreement with the method, if any, provided in the Construction Change Directive for determining the proper adjustment, if any, in the Guaranteed Maximum Price or Contract Time. Contractor agrees to immediately, when directed in writing by Owner, perform the Change in Work diligently and without delay.
18.4.3 If the Construction Change Directive provides for an adjustment to the Guaranteed Maximum Price, the adjustment may be based on one of the following methods:
(a)	mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;
(b)	unit prices stated in the Contract Documents or subsequently agreed upon; or
(c)	cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee, which cost shall be based upon a proposal by the appropriate party. Any proposals from Subcontractors shall not include any amounts for overhead and profit in excess of an aggregate of ten percent (10%) of the cost of such Subcontractor’s Work, unless approved by Owner.
18.4.4 A Construction Change Directive signed and unmodified by Contractor indicates the agreement of Contractor therewith, including the method, if any, provided in the Construction Change Directive for determining the adjustment, if any, in the Guaranteed Maximum Price or Contract Time. Upon Contractor’s written acceptance and delivery thereof to Owner of the unmodified Construction Change Directive, that Construction Change Directive shall become a Change Order. If Contractor fails to advise Owner of its agreement or disagreement with the proposed adjustment in the Guaranteed Maximum Price or Contract Time within thirty (30) days after the delivery of the Construction Change Directive to Contractor, then the Construction Change Directive shall be deemed approved and shall become a Change Order, and Contractor shall have no right to any adjustment to the Guaranteed Maximum Price or Contract Time in excess of the adjustments, if any, provided in the Construction Change Directive.

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18.4.5 If Contractor disagrees with the method or adjustment in the Guaranteed Maximum Price or the Scheduled Completion Date within the ten (10) calendar day time period provided in Subsection 18.4.4 above, and the parties are unable within a reasonable period of time to reach an agreement, the matter shall be resolved under Article 22 of this Agreement.
18.5 Determination of Increases in Guaranteed Maximum Price.
18.5.1 Notwithstanding any other provision in the Contract Documents, and regardless of pricing method for any Change, any increase in the Guaranteed Maximum Price as a result of net Changes in the Work (including a Construction Change Directive), shall not exceed the sum of: (a) the aggregate additional amounts (if any) actually paid by Contractor to its Subcontractors and Vendors for the applicable Change in the Work, without mark-up or other add-on by Contractor, and (b) the actual increase (if any) in the Cost of the Work incurred by Contractor with respect to the applicable Change in the Work to the extent (if any) such Change performed by Contractor directly plus the Contractor’s Fee. Any and all amounts or items excluded from the determination of the Cost of the Work, including all Non-Allowable Costs of the Work, shall also be excluded from the determination of the cost of any Change in the Work.
18.6 Simultaneous Submittal Requirements. In the event that Contractor considers that any Change Proposal Request or Construction Change Directive may involve Changes to both the Guaranteed Maximum Price and the Contract Time, it shall be the Contractor’s fundamental duty and an essential requirement of this Contract to make simultaneous submittals of all documents necessary to establish both such Changes in accordance with this Article 18, and to simultaneously prove entitlement to both such Changes, and without any reservation of rights for future consideration.
18.7 Continued Performance. Notwithstanding the status of any proposed, pending or disputed Change (including any Construction Change Directive) pursuant to this Article 18 or any Claim pursuant to Article 20 below, or any dispute, and so long as Owner continues to timely make payment to Contractor of amounts properly due Contractor under and subject to the terms of the Contract Documents and not in dispute, Contractor shall not be entitled to and will not suspend any services under the Contract Documents, but will continue to be bound by the terms and conditions of the Contract Documents and will continue to perform all services thereunder and proceed diligently with the performance of its Work in accordance with the terms hereof, including completing any Work described in any Construction Change Directive, unless Owner directs in writing otherwise.

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18.8 Effect of Change Orders
18.8.1 Execution of a formal Change Order as defined in Subsection 18.1.2 above shall be the sole procedure for settlement of any and all issues concerning the Guaranteed Maximum Price and/or Contract Time, including any settlement based on a Claim pursuant to Article 20 hereof or pursuant to Article 22 hereof.
18.8.2 No Change shall be deemed as settled unless and until the parties sign a formal Change Order which fully and finally settles all pending issues pertaining to increases or decreases in the Guaranteed Maximum Price and/or the Contract Time. In that regard, the parties hereby agree that a signed Change Order shall be inclusive of any and all direct, indirect, consequential costs, damages or losses based upon any theory of recovery; including, but not limited to: actual damages; all time-related costs; total costs; modified total costs; Eichleay formula or other equitable adjustment theories; full compensation for general conditions; extended site supervision and administration; all field, site, branch and/or home office overheads; all general and administrative costs; and any other similar direct, indirect and/or time-related costs howsoever derived or formulated.
18.8.3 Any statement added by the Contractor to the face of an otherwise valid Change Order, or contained in any transmittal or separate correspondence wherein the Contractor attempts to reserve rights to seek any further increases in the Contractor’s Fee, Guaranteed Maximum Price and/or Contract Time shall be null and void.
18.8.4 Once the actual cost of such Change and corresponding extension, if any, in the Contract Time have been determined, prior to using such actual cost to make any increase in the Guaranteed Maximum Price, or extension in the Contract Time, such actual cost and/or extension, as the case may be, shall be reduced and offset by any and all reductions or Changes in the Work which result in reduced Costs of the Work and/or advancement of the Contract Time, as the case may be (i.e., changes in the Work shall be netted out).
18.9 Verbal Instructions and Minor Changes in the Work. Contractor shall not be entitled to rely upon, and shall not implement any Change based only on, Owner’s verbal instruction, except in emergency situations and when necessary to prevent the imminent threat of personal injuries or damage to the Work or Owner’s existing property, or for minor Changes within Contractor’s scope of Work which do not involve an adjustment in the Guaranteed Maximum Price or an extension of the Contract Time (“Minor Changes”). Such Minor Changes may be effected by written or verbal order at Owner’s election at any time. If the Contractor does not agree that such order constitutes a Minor Change, Contractor shall submit a Change Proposal pursuant to Section 18.3.1 above; provided, however, Contractor shall still promptly perform the Work specified in the instruction or order from Owner.

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18.10 Waiver and Release of Contractor’s Rights. Contractor hereby confirms its willingness and ability to comply with the requirements of this Article 18. Contractor’s failure to first comply with the requirements of this Article 18, including the timely notice requirements, shall constitute a waiver and release by Contractor of any and all rights to pursue a Claim as defined in Article 20 below.
18.10.1 Surety Waivers. Individual Change Orders or Construction Change Directives as described in the Contract Documents which when combined do not in the aggregate exceed ten percent (10%) of the Guaranteed Maximum Price, shall not be subject to inspection or approval by Contractor’s surety on any performance or labor and material payment bond, whether or not the Change Orders (or Construction Change Directives) encompass “substantial” Changes in the scope of Work undertaken by Contractor. Contractor and/or Owner shall provide notice to the bonding company or companies which are identified as the issuer(s) of the Contractor’s Performance and Payment Bond pursuant to Section 7.18.1 hereof (at the address provided in such Performance and Payment Bond), of the mutual execution of any Change Order that on a net basis increases the Guaranteed Maximum Price, and concurrent with such notice Owner shall provide notice to such bonding companies of the funding sources which Owner intends to utilize for such Change Orders.
ARTICLE XIX
RECORD KEEPING AND AUDIT RIGHTS
19.1 Required Accounting Records. To facilitate audits by Owner or Owner’s Lenders, including, without limitation, for any purpose related to Change Orders, Changes or Change Proposals, Contractor shall at all times implement and maintain, and require its Subcontractors and Vendors to implement and maintain, such cost control systems and daily record keeping procedures as may be necessary to attain proper fiscal management and detailed financial records for all costs related to the Work and as are otherwise reasonably satisfactory to Owner and Owner’s Lenders. All cost and pricing data shall include, without limitation, the identification of any markups, vendor quotations and pricing methodologies. Records to be maintained by the Contractor, its Subcontractors and Vendors for purposes of the Contract, including for purposes of all audits conducted pursuant to this Article 19 shall include, but not be limited to the following: (a) payroll records and payroll burden costs on actual wages and salaries (payroll taxes, insurance, benefits, etc.); (b) all correspondence, minutes of meetings, daily logs including schedule status reports, memoranda and other similar data; (c) items such as bids, proposals, estimating work sheets, quotes, cost recaps, tabulations, receipts, submittals, tax returns (except solely income tax returns), general ledger entries, canceled checks and computer data relating to the Work and this Contract, and (d) all other data relating to or arising out of the Work and any other similar supporting documentation reasonably required by Owner or Owner’s Lenders. It is further agreed that records subject to audit include Project-related records maintained by parent companies, affiliates, subsidiaries or other related parties. Contractor’s failure to cooperate or to provide access as described in this Article 19 shall be a material breach of this Contract.

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19.2 Purpose and Extent of Record Access. Owner and Owner’s Lenders, and their respective authorized representatives, shall have the right to fully and completely audit, copy, investigate and review, and shall be afforded useful access to all of the records described in Section 19.1 above at all reasonable times (both during performance of the Work and after Final Completion) for purposes of inspection, audit, review and copying to the full extent as Owner or Owner’s Lenders may require relating to the Work or the Contract. All such Contractor’s records and records of all Subcontractors and Vendors shall also be made available to Owner for purposes related to compliance with Owner’s business ethics policies. Upon request, Contractor shall also fully cooperate in arranging interviews with Contractor’s employees and shall require all Subcontractors and Vendors to likewise fully cooperate pursuant to this Article 19. All audits will be at the Owner’s expense.
19.3 Record Keeping Formats. Contractor may elect to maintain part of the records described in Section 19.1 above in an electronic format. Contractor agrees that, if any Project-related information is maintained in an electronic format, such information will be made available to Owner and Owner’s Lenders in a readily useable format within three (3) business days after a written request by Owner.
19.4 Certifications. Upon request, Contractor shall be required to certify that, to the best of its knowledge and belief, all data subject to audit pursuant to this Article 19 is accurate, complete and current. Such certifications shall be made by Contractor to Owner and Owner’s Lenders in the case of this Contract, and by Subcontractors and Vendors to Contractor in the case of subcontracts and purchase orders.
19.5 Flow Down Provisions. Contractor shall require all Subcontractors and Vendors to comply with the provisions of this Article 19, by insertion of this “Right to Audit” clause (Sections 19.1 through 19.9 inclusive) into each respective related subcontract and purchase order of all tiers relating to the Work. Owner shall have the right (but not obligation) to act as Contractor’s authorized representative for the purpose of conducting audits in accordance with this Article 19 of all accounting and Project-related records in the possession of all Subcontractors and Vendors. It is specifically understood, however, that Owner has no contractual relationship with any Subcontractor or Vendor of any tier. Likewise, it shall remain the Contractor’s financial and contractual responsibility to resolve all such issues with its Subcontractors or Vendors. No such audit or activity by Owner or Owner’s Lenders shall release Contractor or any Subcontractor from, or waive, any of Contractor’s or any Subcontractor’s obligations under the Contract Documents. Notwithstanding the provisions of this Article 19, Owner’s and Owner’s Lenders’ right to audit as to Subcontractors with subcontracts on a lump sum basis shall be limited solely to those instances there is an allegation of fraud or similar misconduct involving such Subcontractor.

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19.6 Remedies. Certification of information pursuant to Section 19.4 above, and subsequent approval by Owner of invoices, billings and Change Orders, shall not preclude a post-approval adjustment, including based upon a later Contract compliance or pricing audit. Specifically, Owner shall have the right to reduce any payments to Contractor or any Subcontractor or Vendor by any amounts attributable to incorrect or otherwise defective cost data. Contractor’s submission shall be considered defective when the cost or pricing data, as certified in accordance with provisions of Section 19.4, above, is not accurate, complete or current. If an audit inspection or examination, conducted in accordance with this Article 19, discloses overcharges by Contractor (or any Subcontractor or Vendor) of any nature in excess of $100,000.00 (including interest as provided in Section 17.6.1) hereof, Contractor shall reimburse or cause such Subcontractor or Vendor to reimburse, Owner for the total actual cost of Owner’s audit associated with such overcharge, including but not limited to the actual costs of outside auditors and/or the use of Owner’s internal auditor at internal billing rates.
19.7 Record Retention. Contractor shall preserve and make available to Owner and Owner’s Lenders at Contractor’s principal office in Biloxi, Mississippi, all such records and other data covered by this Article 19, for a minimum period of six (6) months after Final Payment is made or for such longer period as may be required by any Laws.
ARTICLE XX
CLAIMS
20.1 Definition. A “Claim” is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term “Claim” also includes other disputes and matters in question between Owner and Contractor arising out of or relating to the Contract. Claims must be made by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.
20.2 Notice. Claims by Contractor must be made within thirty (30) days after occurrence of the event giving rise to such Claim. Claims must be made by written notice. An additional Claim made after the initial Claim has been implemented by Change Order will not be considered unless (a) based upon different facts from those giving rise to the initial Claim, and (b) submitted in a timely manner.

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20.3 Pending Resolution. Notwithstanding any other provision of this Contract or the other Contract Documents to the Contrary, during the pendency of any dispute, action or proceeding between Contractor and Owner, so long as Owner continues to pay all undisputed amounts hereunder, Contractor shall continue to perform the Work diligently and in accordance with this Contract so as to complete the Work on or before the Guaranteed Date of Substantial Completion. Notwithstanding any provision to the contrary herein or in the other Contract Documents, Contractor shall not be relieved of any of its obligations hereunder unless and to the extent of a final judgment resolving any such dispute, action or proceeding. Contractor recognizes and acknowledges that the provisions of this Section and the completion of the Work on a timely basis notwithstanding any dispute, action or proceeding are fundamental to the contractual relationship established pursuant to this Contract, shall be specifically enforceable, and that Owner would not have entered into this Contract but for Contractor’s agreement set forth herein. Contractor acknowledges that it understands and has duly considered and consulted with counsel concerning the significance of this provision.
20.4 Final Settlement of Claims. No Claim involving resolution of issues pertaining to the Guaranteed Maximum Price and/or Contract Time shall be deemed final until both parties sign a final and unconditional Change Order, or a court of competent jurisdiction makes a binding determination as described in Section 20.5 and Article 22 below. With respect to non-judicial settlements, final and unconditional Change Orders signed by both parties shall be a condition precedent to Owner’s duty to make payments or adjust the Guaranteed Maximum Price or Contract Time.
20.5 Unresolved Claims. Any Claims or disputes arising out of this Contract which are not resolved by the parties after a reasonable period, may be pursued in accordance with Article 22 hereof. Contractor shall identify in Contractor’s Applications for Progress Payment and Application For Final Payment any such Claims which remain unresolved.
ARTICLE XXI
OWNER’S LENDERS
21.1 Owner’s Lenders. Contractor acknowledges and agrees that Owner has provided notice to Contractor, and Contractor shall before entering into any subcontract or purchase contract provide notice to every Subcontractor and Vendor, that Owner’s funds for construction of the Project, including payment of the Guaranteed Maximum Price, may be borrowed and or derived substantially from one or more lenders providing financing for the Project from time to time (“Owner’s Lenders”), and Owner’s ability to obtain such funds may be subject to one or more loan documents and conditions precedent to advances thereunder. The term “Owner’s Lenders” shall also mean and include any and all trustees, intercreditor agents, disbursement agents, administrative agents, consultants, architects, inspectors, construction managers, auditors and engineers appointed or retained directly or indirectly by or on behalf of any of Owner’s Lenders.

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21.2 Assignment and Default. Owner shall have the right to assign the Contract to any one or more Owner’s Lenders. If an event of default by Owner has occurred under any loan documents relating to Owner’s Lenders, Contractor agrees that Owner’s Lenders may at anytime thereafter upon written notice to Contractor (“Lender’s Notification”), require Contractor to continue to perform Work under the Contract, and in such Lender’s Notification, Owner’s Lenders may elect either to (a) not assume any of Owner’s rights or obligations under the Contract, or (b) assume Owner’s rights and obligations arising under the Contract from and after the date of Lender’s Notification. Upon receipt of Lender’s Notification, and notwithstanding any event of default by Owner under any such loan documents and whether Owner’s Lenders elect clause (a) or (b), Contractor shall thereafter continue to properly perform the Work and its obligations under the Contract in accordance with the terms of the Contract, so long as Contractor continues to be paid, by either Owner or Owner’s Lenders in accordance with the terms of this Agreement, for all Work not in dispute and properly performed in accordance with the terms of the Contract from and after the date of Lender’s Notification.
21.3 Owner’s Lenders Election. Notwithstanding any provision of the Contract which may give Contractor the right to terminate the Contract or suspend or discontinue performance thereunder, Contractor agrees not to terminate the Contract or suspend or discontinue performance thereunder without first providing Owner and Owner’s Lenders with fourteen (14) days prior written notice, and during such fourteen (14) days Owner’s Lenders may elect whether to (a) terminate the Contract and not cure any defaults of Owner and not assume any of Owner’s obligations under the Contract, or (b) require Contractor to continue Contractor’s performance under the Contract, but not assume any of Owner’s obligations under the Contract, or (c) assume Owner’s obligations arising under the Contract from and after the date of Owner’s Lenders’ election, and require Contractor to continue Contractor’s performance under the Contract. If Owner’s Lenders shall timely elect to proceed under either clause (b) or (c) herein, Contractor agrees not to terminate the Contract or suspend or discontinue its performance thereunder, and to continue to properly perform all Work and obligations under the Contract in accordance with the terms of the Contract and accept payment and/or performance from Owner or Owner’s Lenders, so long as Contractor continues to be paid in accordance with the terms of this Agreement, for all Work not in dispute and properly performed in accordance with the terms of the Contract after Owner’s Lenders’ election under clause (b) or (c).

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21.4 Payment and Work Continuation. Notwithstanding any other provision of the Contract or otherwise, including anything in this Article 21, and unless Owner’s Lenders elect to assume the Contract, Owner’s Lenders shall have no obligation to reimburse or pay Contractor for (a) any Work which has been the subject of a prior advance of loan funds by Owner’s Lenders to Owner and paid to Contractor, and/or (b) any Work which is the subject of a dispute by Owner’s Lenders as to its proper quality, scope or compliance with the Contract. Owner’s Lenders shall have the benefit of all claims, defenses to payment and setoffs available to Owner under the Contract as to amounts that Contractor contends are due for Work under the Contract. Notwithstanding any terms of the Contract to the contrary, Contractor will diligently continue to perform the Work and its obligations under the Contract notwithstanding any dispute arising with Owner, Owner’s Lenders or any other person or entity, so long as Contractor continues to be paid in accordance with the terms of this Agreement for all Work not in dispute and properly performed in accordance with the terms of the Contract and not subject to a right to withhold as provided in the Contract. Except to the extent expressly provided in Section 21.3 hereof, nothing in this Contract, or otherwise, shall cause or impose any obligation on Owner’s Lenders to fund any amounts, including any loan advance, to Contractor. Owner’s Lenders may enforce the obligations of the Contract with the same force and effect as if enforced by Owner, and may (but need not) perform the obligations of Owner (unless Owner’s Lenders elect to perform such obligations pursuant to this Article 21), and Contractor will accept any such performance in lieu of performance by Owner in satisfaction of Owner’s obligations hereunder. Subject to the foregoing limitations on assignment and delegations, all of the terms and provisions of the Contract shall be binding upon and shall inure to the benefit of the parties to this Agreement, and their respective permitted transferees, successors, assigns and legal representatives.
21.5 Payments. Owner’s Lenders shall have the right at any time and from time to time to make payment directly to Contractor and/or by joint payee check to Contractor and any Subcontractor or Vendor, for Work performed under the Contract.
21.6 Audit Rights. Owner’s Lenders shall have and be entitled to all of the same audit and inspection rights, as Owner has under Article 19 of this Agreement.
21.7 Access. Owner’s Lenders shall have and be entitled to all of the same rights to access and inspect the Site and Work, wherever located, as Owner has under the Contract documents, at reasonable times and upon reasonable notice and subject to reasonable safety precautions.
21.8 [Intentionally Omitted]
21.9 General Cooperation. Contractor agrees to cooperate fully with all such Owner’s Lenders, including Contractor agrees to (a) provide written notice to Owner’s Lenders of any Change in the Work, material Change in the manner or amounts paid to Contractor, extension or acceleration of Contract Time, or material Change in the Drawings or Specifications, (b) authorize Subcontractors and Vendors to communicate directly with Owner’s Lenders regarding the progress of the Work, (c) provide Owner’s Lenders with reasonable working space and access to telephone, copying and telecopying equipment, (d) communicate with Owner’s Lenders and, on request to execute, provide and/or deliver as the case may be, such documents, certificates, consents, invoices and instruments, and other information, as Owner’s Lenders may reasonably request with respect to the Work, the Project and/or payment of the cost thereof, (e) enter into such amendments to the Contract as Owner’s Lenders may reasonably request so long as such amendments do not materially or substantially alter Contractor’s rights, duties or obligations under the Contract Documents, (f) enter into a consent to assignment in favor of Owner’s Lenders consenting to the collateral assignment of the Contract to Owner’s Lenders and (g) otherwise facilitate Owner’s Lenders review of the construction of the Project.

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ARTICLE XXII
DISPUTE RESOLUTION AND GOVERNING LAW
22.1 Judicial Determination. All Claims and disputes and other matters in question arising out of or relating to the Contract or the breach thereof, shall be decided by a court of competent jurisdiction in the State or Federal Courts in the City of St. Louis or County of St. Louis, Missouri. The existence of any claim, dispute or legal proceeding shall not relieve Contractor from its obligation to properly perform its Work as set forth in the Contract Documents.
22.2 Waiver of Jury Trial. The Parties agree to waive their right to a jury trial to resolve all Claims and disputes arising out of relating to the Contract.
22.3 Governing Law. The Contract Documents and any Judicial Determination instituted by the parties pursuant to this Contract shall be governed by the laws of the State of Missouri.
22.4 Non-Waiver. In resolving disputes arising out of this Contract, it is expressly agreed that no action or failure to act by Owner, Contractor or any agent, representative, employee or officer of either of them (including Owner’s Project Representative and Contractor’s Site manager) shall constitute a waiver of any right or duty afforded to either party in the Contract Documents. It is likewise expressly agreed that any action or failure to act by either party shall not constitute approval of or acquiescence in any breach of this Contract, except as are specifically agreed to in writing by the parties’ corporate officers.
22.5 Severability. The invalidity of any one of the covenants, agreements, conditions or provisions of the Contract Documents, or any portion thereof, shall not affect the remaining portions and the Contract Documents shall be construed as if such invalid covenant, agreement, condition or provision had not been included herein.

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ARTICLE XXIII
PROPRIETARY INFORMATION AND USE OF OWNER’S NAME
23.1 Proprietary Information. Owner considers all information (regardless of form) pertaining to the Project to be confidential and proprietary, including information which is prepared or developed by or through Contractor, Owner or Owner’s other contractors, unless otherwise stated to Contractor in writing. Contractor shall not disclose any such information without Owner’s prior consent. Contractor shall take reasonable steps to insure that Subcontractors and Vendors do not disclose any such information without Owner’s prior written consent. Contractor shall obtain similar written agreements from each and every Subcontractor and Vendor as Owner may reasonably request.
23.2 Advertising and Use of Owner’s Name. Contractor shall not issue any news releases or any other advertising pertaining to the Work or the Project, including advertising its participation in the Project, without obtaining Owner’s prior written approval. Contractor hereby agrees not to use the name of Owner’s premises, or any variation thereof, or any logos used by Owner, in connection with any of Contractor’s business promotion activities or operations without Owner’s prior written approval. Contractor shall require its Subcontractors and Vendors to comply with the requirements imposed upon Contractor by this Article 23, including obtaining Owner’s prior written consent to the form and content of any promotional or advertising publications or materials which depict or refer to their respective roles in providing Work for the Project.
23.3 Use of Drawings. All plans, Drawings, Specifications and other documents furnished to Contractor, including, but not limited to, the Contract Documents, are the property of Owner and are for use solely with respect to the Work and are not to be used by Contractor or any Subcontractor on any other projects or for any other purpose.

107

ARTICLE XXIV
MISCELLANEOUS PROVISIONS
24.1 Assignment. Because of the special experience Contractor has represented it has and unique nature of the services to be rendered by Contractor under the Contract Documents, Contractor shall not assign its interest in the Contract or delegate its obligations thereunder without the prior written consent of Owner. Any purported assignment by Contractor without such consent shall be null and void. Owner may at any time and from time to time, upon notice to but without consent of Contractor, assign the Contract or delegate its obligations to an affiliate or subsidiary of Owner, or to an entity which acquires all or substantially all of Owner’s interest in the Project or all or substantially all of the assets or member interests of Owner, and/or change its name from time to time. So long as Owner’s assignee assumes in writing Owner’s obligations and liabilities under the Contract, and Owner represents in writing at the time of assignment that the assignee has at least the same financial status as Owner does at the time of the assignment, Owner shall thereafter be released from its obligations and liabilities under the Contract.
24.2 Subordination. Notwithstanding any other provision of the Contract Documents, Contractor agrees for itself and for every Subcontractor and Vendor and every other person performing any services or providing any materials relating to the Work, that any and all liens and lien rights and benefits (including enforcement rights) Contractor and or any of the other foregoing parties may or do have under applicable law, shall at all times be subordinate and junior to any and all liens, security interests, mortgages, deeds of trust and other encumbrances of any kind (on the Site and otherwise) in favor of any of Owner’s Lenders (“Lender Liens”), notwithstanding that Work may be or is commenced or done on, and materials may be or are furnished to, the Site prior to any Lender Liens being imposed upon or recorded against the Site or any of Owner’s assets and before expiration of the time fixed under applicable law for filing of mechanics and materialmen’s liens. Contractor shall, and Contractor shall cause every Subcontractor and Vendor at every tier, and any other person performing services or providing materials relating to the Work to, sign and deliver to Owner and Owner’s Lenders from time to time upon request by Owner or any of Owner’s Lenders: (a) written and recordable acknowledgments and restatements of the provisions of this Section 24.2 and the subordination described herein, and (b) such affidavits, certificates, releases, indemnitees, waivers and instruments (and in form and content) as Owner’s or Owner’s Lender’s title insurer shall require to allow such insurer to issue such title endorsements as Owner or Owner’s Lenders require (including insuring first priority of Lender Liens). Contractor’s or any Subcontractor’s or Vendor’s, failure, or the failure of any party for whom the foregoing are responsible or liable at law or under the Contract Documents, to provide the items required in clauses (a) and (b) hereinabove upon request, or Owner’s or Owner’s Lender’s inability to obtain at any time endorsements to Owner’s Lender’s title policies (or issuance of initial title policies) insuring first priority of Lender Liens, including without limitation senior to any mechanics’ or materialmen’s lien or lien rights, shall constitute a material default and breach of the Contract Documents and failure of a condition to any payment by Owner owed to Contractor under the Contract or otherwise.
24.3 No Third-Party Beneficiaries. Except as may be expressly provided otherwise in this Contract, this Contract and the obligations of the parties are intended for the sole benefit of the parties and shall not create any rights in any other person or entity whatsoever except Owner and the Contractor.

108

24.4 Enforceability. In the event that any provision in the Contract Documents or any portion thereof is determined to be invalid, unenforceable or void, the remainder of the Contract Documents shall be fully binding with the same force and effect as though the invalid, unenforceable or void provision had been omitted.
24.5 Headings. Section and other headings are not to be considered part of this Agreement, have been included solely for the convenience of the parties, and are not intended to be full or accurate descriptions of the contents.
24.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
24.7 Legal Fees. The losing party shall promptly pay to the prevailing party as determined by a court of competent jurisdiction all costs, disbursements and reasonable attorneys’ fees incurred in connection with any legal action, including mediation, in whole or in part, based on a breach of the Contract or other dispute arising out of or in connection with the Contract, including any Claim, or to enforce its rights under the Contract.
24.8 Waiver. No modifications of the Contract shall be binding unless executed in writing by the parties to this Agreement. No waiver of any of the provisions of the Contract shall be binding unless executed in writing by the waiving party, and any such waiver shall not constitute a waiver of any other provision of the Contract, nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.
24.9 Intent of the Parties. Contractor and Owner acknowledge that applicable Missouri Revised Statutes in certain circumstances, among others (i) may regulate the process by which an owner can withhold payment(s) to a contractor or subcontractor, including the amount(s) that can be withheld, and (ii) may regulate when and how an owner or a contractor can terminate a construction contract and the available remedies upon such termination. It is the express intent of the parties that Contractor completely and unconditionally waive to the full extent allowable each and all of those Missouri Revised Statutes that are in conflict with the provisions of this Agreement, including those with regard to the matters described in the foregoing clauses (i) and (ii) provided, however, Owner and Contractor acknowledge that some applicable provisions of the Missouri Revised Statutes cannot be waived. Accordingly, to the extent the foregoing waiver by Contractor is expressly prohibited by applicable Missouri Revised Statutes as to certain provisions thereof, Contractor’s foregoing waiver shall not be deemed to extend to those non-waivable provisions of the Missouri Revised Statutes. In such circumstances, if any, where one or more provisions of this Agreement are in conflict with provisions of the Missouri Revised Statutes that cannot be waived, the offending portions of the provision in this Agreement shall be interpreted so as to be consistent with the non-waivable sections of the Missouri Revised Statutes. To the extent such interpretation renders any portions of this Agreement ineffective, it is the intent of the parties that only such offending portion shall be so deemed, and the remainder of the provision in this Agreement shall be of full force and effect.

109

24.10 Survival. Subject to the provisions of Section 5.8.7 hereof, the provisions of this Agreement, including Contractor’s covenants, representations, guaranties, releases, warranties and indemnitees and the benefit thereof, shall survive as valid and enforceable obligations notwithstanding any termination, cancellation or expiration of the Contract, acceptance of the Work, Final Completion of the Work or Project, or any combination of them. Establishment of the time periods as described in Article 10 hereof relates only to the specific obligations of Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents are sought to be enforced, nor to the time within which proceedings are commenced to establish Contractor’s liability with respect to Contractor’s obligations other than specifically to correct the Work.
24.11 Independent Contractor. While Contractor is required to perform the Work in strict accordance with the Contract Documents, Contractor shall at all times be an independent contractor and responsible for and have control over all construction means, methods, techniques, sequences and procedures for constructing, coordinating and scheduling all portions of the Work to achieve the requirements of the Contract Documents. Nothing in the Contract Documents shall be deemed to imply or represent or be construed to (a) make Contractor, its supervisors, employees, its Subcontractors or Vendors of any tier the agents, representatives or employees of Owner, or (b) create any partnership, joint venture, or other association or relationship between Owner and Contractor or any Subcontractor, nor shall anything contained in the Contract Documents be deemed to give any third party any claim or right of action against Owner or Contractor which does not otherwise exist without regard to the Contract Documents. Any approval, review, inspection, supervision direction or instruction by Owner or any party on behalf of Owner, including any of Owner’s Lenders, in respect to the Work or services of Contractor shall relate to the results Owner desires to obtain from the Work, and shall in no way affect Contractor’s independent contractor status or obligation to perform the Work in accordance with the Contract Documents.
24.12 Privileged Business. Contractor acknowledges that Pinnacle Entertainment, Inc. and its subsidiaries and other affiliated companies, are now and/or will be involved in the ownership and control of Owner, and the foregoing entities own and operate businesses that are subject to and exist because of privileged licenses issued by governmental authorities. If requested, Contractor shall, and Contractor shall cause all Subcontractors and Vendors to, timely provide Owner with such documentation and information to substantiate the fact that it has recent experience working in the resort casino industry and if required shall timely obtain any qualification or clearance required by any regulatory authority having jurisdiction over Owner or any of the foregoing entities or subsidiary or affiliate thereof. If Contractor or any Subcontractor or Vendor fails to satisfy such requirements or if Owner or any of the foregoing entities or any other affiliated company thereof is directed to cease doing business with Contractor or any Subcontractor or Vendor then such event shall be deemed a material breach of the Contract by Contractor and Owner shall have the right to terminate the Contract and/or any subcontract or purchase order, among all other remedies available to Owner.

110

24.13 Pinnacle Entertainment’s Compliance Committee. Contractor, upon written request of Owner, shall promptly provide Owner with any information required by Owner or the compliance committee of Owner (“Compliance Committee”) with respect to Contractor or its affiliates (including their respective officers, directors and shareholders) financial condition, litigation, indictments, criminal proceedings, and the like in which they are or may have been involved, if any, (“Requested Information”) in order for the Compliance Committee to determine that the Requested Information does not disclose any fact which might adversely affect, in any manner, any gaming license or permits held by Owner or the current stature Owner with any gaming commission, board or similar regulatory agency. In the event that Contractor shall fail to provide the Requested Information promptly, or if information with respect to Contractor or its respective affiliates (whether provided by Consultant or its respective affiliates), in the opinion of the Compliance Committee, might adversely affect any gaming licenses or permits held by Owner or the current stature of Owner with any gaming commission, board or similar governmental or regulatory agency, then Owner shall have the right to terminate the Agreement immediately upon written notice to Contractor, and the parties shall have no further obligation or liability hereunder.
24.14 M/W/DBE and Missouri Businesses. It is the policy of Pinnacle Entertainment, Inc. and each of its component institutions, subsidiaries and/or sister companies (“Pinnacle”) to promote and encourage contracting and subcontracting opportunities for Minority and Women Business Enterprises as well as locally owned and operated businesses in the states in which Pinnacle conducts business. In mutual cooperation with the St Louis County Economic Council, Owner is seeking to meet the goal of having a total of 19% M/W/DBE participation for all construction related work. Accordingly, the Owner requires Contractor to use its reasonable best efforts to engage M/W/DBE and locally owned and operated businesses for subconsultants on the Project. Certification of firms will be in accordance with the previously established standards recognized by the St Louis County Economic Council.
24.15 Joint and Several Liability. W.G.Yates & Sons Construction Company and Paric Corporation agree that they will be jointly and severally liable for all obligations set forth in the Contract Documents.
24.16 Entire Agreement. The Contract Documents, as defined in Section 1.5 above, set forth the full and complete understanding of the parties as of the Effective Date of this Contract and supersede any and all agreements, understandings and representations made or dated prior thereto. Unless specifically enumerated or incorporated herein, the Contract Documents do not include any other documents, any qualifications to the Guaranteed Maximum Price or Contract Time contained in Contractor’s bid or any correspondence or other proposals by either party dated prior to the Effective Date. No modifications of the Contract shall be binding unless executed in writing by the parties to this Agreement. Each and all of the Exhibits A through and including R referenced in this Agreement are hereby expressly incorporated herein by this reference.

111

ARTICLE XXV
NOTICES
25.1 Notice Procedures. All notices, demands, requests, instructions and other communications relating to the Contract Documents (collectively, “Notices”), shall be in writing and effective upon actual receipt by the parties at the addresses listed below, whether sent by facsimile transmission (so long as received during normal business hours), regular mail or certified mail. Any notices sent by certified mail shall be effective not later than the date of delivery designated by the U.S. Postal Service.
25.2 Notices to Owner. All Notices to Owner (except requests for information, Shop Drawing submittals, instructions and similar notices) shall be sufficient when sent in accordance with Section 25.1 above and addressed as follows:
Cliff Kortman
President, Pinnacle Design & Construction
Pinnacle Entertainment, Inc.
3800 Howard Hughes Parkway
Suite 1800
Las Vegas, NV 89169
Contractor shall concurrently with delivery to Owner provide to Owner’s Lenders copies of all Notices (except requests for information, Shop Drawing submittals, instructions and similar notices) at an address or addresses to be provided, with copies to:
25.3 Notices to Contractor. All Notices to Contractor shall be sufficient when sent as set forth in Section 25.1 above and addressed as follows:
William G. Yates, III, President
W.G. Yates & Sons Construction Company
115 Main Street
Biloxi, MS 39530
Phone: (228) 386-4387
Fax (228) 374-0380

112

25.4 Change of Address. Either party may, from time to time, designate in accordance with this Article 25 a different individual and/or address to which Notices are to be delivered.
IN WITNESS WHEREOF, The parties hereby execute this Agreement by signature of their respective duly authorized representatives as of the Effective Date hereof.

OWNER:	CONTRACTOR:

CASINO ONE CORPORATION	W. G & YATES SONS
CONSTRUCTION COMPANY

BY: /s/ Daniel R. Lee	BY: /s/ William G. Yates

ITS: Chairman/CEO	ITS: President & C.E.O.

PARIC CORPORATION

BY: /s/ P. Joseph McKee

ITS: President & CEO

113

EXHIBIT A
DESCRIPTION OF REAL PROPERTY

The project sits on 56 acres of real property that is located within the legal description attached hereto. A survey is being prepared to show the exact location of the 56 acres. Such survey and corresponding legal description will be provided to Contractor once it is prepared.

Exhibit A
Parcel No. 1:
Part of Blocks 1 and 2 of ALLEN’S SUBDIVISION in the CHOUQUETTE TRACT in U.S. Survey 904, Township 44 North, Range 7 East, St. Louis County, Missouri and being more particularly described as follows:
Beginning at the Southwest corner of property described as Tract No. 3, in deed to the National Lead Company, recorded in Book 2269, Page 137, St. Louis County Recorder’s office, being in the Eastern line of the Missouri Pacific Railroad Company, right-of-way, 80 feet wide; thence North 1 degree 15 minutes East 796.50 feet along the Western line of said National Lead Company property, and along the Eastern line of said Missouri Pacific Railroad Company, right-of-way, to the Northwestern corner of said National Lead Company property, in the Southern line of East Arlee Avenue, 30 feet wide; thence North 89 degrees 59 minutes East 136.04 feet along the Northern line of said National Lead Company property, and along the Southern line of said East Arlee Avenue, to the Northeastern line of said National Lead Company property; thence South 37 degrees 49 minutes East 14.83 feet along the Northeastern line of said National Lead Company property, to the Western line of property described as Tract No. 1, in said deed to the National Lead Company, recorded in said Book 2269, Page 137; thence North 22 degrees 11 minutes East 437.86 feet, North 29 degrees 07 minutes East 453.32 feet, and North 41 degrees 11 minutes East 475.93 feet along the Western line of said property described as Tract No. 1 in said deed to the National Lead Company, to its Northwestern corner, being also the Southwestern corner of property described in deed to the National Lead Company, recorded in Book 2667, Page 190, St. Louis County Recorder’s Office; thence North 28 degrees 45 minutes East 547.99 feet along the Western line of said property described in deed to the National Lead Company, recorded in said Book 2667, Page 190, to its intersection with the Western line of property described in deed to the National Lead Company, recorded in Book 3727, Page 1, St. Louis County Recorder’s Office; thence North 7 degrees 41 minutes East 270.57 feet, North 33 degrees 14 minutes East 412.29 feet, and North 45 degrees 39 minutes East 308.34 feet along the Western line of said property described in deed to the National Lead Company, recorded in said Book 3727, Page 1, to its most Northern corner, being also the Northwestern corner of property described in deed to the National Lead Company, recorded in Book 1672, Page 509, and re-recorded in the Deed of Correction, in Book 1701, Page 501, St. Louis County Recorder’s Office; thence South 58 degrees 00 minutes East 67.16 feet along the Northern line of said National Lead Company property, described in deed re-recorded in said Book 1701, Page 501, to its Northeastern corner, being in the Western line of property described in deed to National Pigments & Chemical Company, recorded in Book 1238, Page 99, St. Louis County Recorder’s Office; thence North 32 degrees 00 minutes East 346.52 feet, and North 40 degrees 59 minutes East 69.47 feet along the Western line of said National Pigments & Chemical Company property, to its Northwestern corner in the Southern line of the River Des Peres Drainage Works, right-of-way, 280 feet wide; thence South 50 degrees 01 minutes 30 seconds East 675 feet, more or less, along the Northern line of said National Pigments & Chemical Company property, and along the Southern line of said River Des Peres Drainage Works, right-of-way, to the Mississippi River; thence Southwardly 3800 feet, more or less, along the Mississippi river, to the Southern line of said property described as Tract No. 3 in deed to the National Lead Company, recorded in said Book 2269, Page 137; thence North 67 degrees 49 minutes West 735 feet, more or less, and North 90 degrees 00 minutes West 112.19 feet along the Southern line of said property described as Tract No. 3, to its Southwestern corner in the Eastern line of said Missouri Pacific Railroad Company, right-of way, and the point of beginning, according to survey executed by Pitzman’s Co. Surveyors & Engineers during the month of June 1987.

Parcel No. 2:
Easement for ingress and egress for the benefit of the land described herein as Parcel No. 1 as created and established by General Warranty Deed and Agreement, dated July 19, 1923, executed by and between Casper P. De Lore and Amalia De Lore, his wife, and Titanium Pigment Company, Inc., recorded July 26, 1923 in Book 607 Page 98, as confirmed and affected by instrument recorded August 16, 1933 in Book 1238 Page 99.
Parcel No. 3:
Easement for ingress and egress for the benefit of the land described herein as Parcel No. 1 as created and established by City of St. Louis Ordinance No. 40034, approved April 12, 1933 and Grant of Easements, dated as of August 1, 1933, executed by and between Casper P. De Lore, otherwise known and designated as C. P. De Lore and Amalia De Lore, his wife and National Pigments & Chemical Company, recorded August 16, 1933 in Book 1255 Page 96.

EXHIBIT B
PROJECT SCHEDULE

River City Casino

Preliminary Draft

High Level Preliminary Draft

Activity ID	Activity Name	Original Duration	Start	Finish
Pre-Construction		98	8-1-08	12-18-08
		98	8-1-08	12-18-08
A1000	Notice to proceed	0	8-1-08	
A1010	Mobilize on site	10	8-1-08	8-14-08
A1020	Procurement of Long lead items	90	8-1-08	12-4-08
A1040	Detailed Planning	30	8-1-08	9-11-08
A1030	Develop Subcontracts	90	8-15-08	12-18-08
Construction		372	8-15-08	1-30-10
		161	8-15-08	4-2-09
A1050	Sitework/Prep	30	8-15-08	9-25-08
A1270	Central Plant Equipment	60	1-9-09	4-2-09
Areas C,B, D, A & G		341	8-26-08	12-24-09
A1080	Grade Beams Area C,B,D, A, & G	30	8-26-08	10-6-08
A1100	Slab on Grade Areas C,B,D,A,& G	60	9-16-08	12-8-08
A1120	Steel Erection Areas C,B,D,A, & G	85	9-30-08	1-8-09
A1150	Exterior Framing Areas C,B,D,A, & G	90	11-4-08	3-9-09
A1170	Exterior Facade Finishes Areas C,B,D,A, & G	220	12-16-08	10-19-09
A1180	Roofing Areas C,B,D,A,& G	90	1-9-09	5-14-09
A1160	Interior Framing/Partion Walls	60	2-6-09	4-30-09
A1190	MEP Rough ins	120	2-20-09	8-6-09
A1200	Drywall	90	5-15-09	9-17-09

08
2009
2010
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Notice to proceed
Mobilize on site
Procurement of Long lead items
Detailed Planning
Develop Subcontracts
Sitework/Prep
Central Plant Equipment
Grade Beams Area C,B,D, A, & G
Slab on Grade Areas C,B,D,A,& G
Steel Erection Areas C,B,D,A, & G
Exterior Framing Areas C,B,D,A, & G
Exterior Facade Finishes
Roofing Areas C,B,D,A,& G
Interior Framing/Partion Walls
MEP Rough ins
Drywall

1

River City Casino Preliminary Draft
High Level Preliminary Draft
Activity ID ;: . Activity Name
A1000 ! Notice to proceed A1010 Mobilize on site
A1020 Procurement of Long lead items
A1040 Detailed Planning A1030 Develop Subcontracts
0 8-1-08 10 8-1-08
90 8-1-08 30 8-1-08 90 8-15-08
8-14-08
“12-4-08
9-11-08
12-18-OS
Notice to proceed Mobilize:on site
Procurement of Long lead items Detailed Planning
Develop Subcontracts
A1050 Sitework/Prep A1270 Central Plant Equipment Areas _____ C,B, D, A & G A1080 Grade Beams Area C,B,D, A, & G A1100 Slab on Grade Areas C,B,D,A,& G A1120 Steel Erection Areas C,B,D,A, & G A1150 Exterior Framing Areas C,B,D,A, & G A1170 Exterior Facade Finishes Areas C,B,D,A, & G A1180 Roofing Areas C,B,D,A,& G A1160 Interior Framing/Parti on Walls A1190 WIEP Rough ins A1200 Drywall
161 8-15-08
30 8-15-08
60 1-9-09
341 8-26-08
30 8-26-08
60 9-16-08
85 9-36-08
90 11-4-08
220 12-16-08
90 1-9-09
60 2-6-09
120 2-20-09
SO 5-15-09
4-2-09
9-25-08
4-2-09
12-24-09 10-6-08 12-8-08
1-8-09
3-9-09
10-19-09
5-14-09 4-30-09 8-6-09 9-17-09
Sitework/Prep
Central Plant Equipment ..::.’•
Grade E
earns Area C,B,D, A, &G^ : : : : : : • ‘.
Slab on Grade Areas:C,B:,D,A,&G ‘:’:’•’,’,’.’•
Steel Erection Areas C,B,D,A, & G : : • _____ .. Exterior Framing Areas C,B,D,A, & G ;
Exterior; Facade Finishes / Roofing Areas C;B,D,A,&:G : : : :
Interior Frarning/Partion Walls :: MEP Rough ins : : Drywall : : :

Activity ID	Activity Name	Original Duration	Start	Finish
A1280	Ceilings	100	6-12-09	10-29-09
A1290	Millwork	100	7-10-09	11-26-09
A1300	Flooring	80	8-21-09	12-10-09
A1310	Trim Out	90	8-21-09	12-24-09
A1490	FFE install	25	11-20-09	12-24-09
A1330	Clean/Punch	15	12-4-09	12-24-09
A1500	Turn over to Owner	1	12-24-09	12-24-09
Areas U, V, & W		303	10-7-08	12-11-09
A1090	Grade Beams Areas U, V, & W	25	10-7-08	11-10-08
A1110	Slab on Grade Areas U, V, & W	45	10-28-08	12-29-08
A1130	Steel Erection Areas U, V, & W	30	12-9-08	1-14-09
A1210	Exterior Framing Areas U,V,& W	90	1-5-09	5-8-09
A1230	Roofing Areas U, V, & W	75	1-15-09	4-29-09
A1220	Exterior Facade Finishes Areas U, V, & W	200	2-16-09	11-20-09
A1340	Interior Framing/Partion Walls	60	4-20-09	7-10-09
A1350	MEP Rough ins	90	5-4-09	9-4-09
A1360	Drywall	100	6-1-09	10-16-09
A1370	Ceilings	100	6-29-09	11-13-09
A1380	Millwork	90	7-27-09	11-27-09
A1390	Flooring	90	8-10-09	12-11-09
A1400	Trim Out	90	8-10-09	12-11-09
A1510	Clean/Punch	20	11-16-09	12-11-09
A1530	FFE Install	20	11-16-09	12-11-09
A1520	Turn over to owner	1	12-11-09	12-11-09
New Gaming Space		367	8-22-08	1-30-10

08
2009
2010
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Ceilings
Millwork
Flooring
Trim Out
FFE install
Clean/Punch
Turn over to Owr
Grade Beams Areas U, V, & W
Slab on Grade Areas U, V, & W
Steel Erection Areas U, V, & W
Exterior Framing Areas U,V,& W
Roofing Areas U, V, & W
Exterior Facade Finis
Interior Framing/Partion Walls
MEP Rough ins
Drywall
Ceilings
Millwork
Flooring
Trim Out
Clean/Punch
FFE Install
Turn over to owne

2

Aditfity;tD.:::w Activity-Name^^y:... ••^. -;-•:;:•::.; .v:::-::- ; :\; ^ ••:•: Wi ±MiE~M^MM ^’ ;^’s:-:^ -••-•-..•: •’:. Original :Start :::^: ::.v; Finish sa; ‘•••’:•:•• ‘i-’-W-i—:M ;;::^’:7.^l<::;::^ iburatibh $;^:i$£$. •&Z&t2: — Wjjjjjij£ii[jjj^ — A1280 Ceilings 100 6-12-09 10-29-09 A1290 \ :^ ^ “^^T Millwork 1 00 : 7-10-09 Tf-26-09 — A1300 Flooring 80 8-21-09 12-10-09
A1310 Trim Out 90 ; 8-2 1-09 ‘” 1 2-24-09 ~” — : A1490 FFE install 25 11-20-09 12-24-09 : , _____ , . : ^»*f:FE install. _____ .. : ; ^^“Clean/Punch : . : • ‘::::’• H*turn over to Owr ^^m Grade Beams Areas U, V, &W ••••’!.;.• — ; A1330 Clean/Punch 15 12-4-09 12-24-09
— ; A1500 Turn over to Owner 1 12-24-09 12-24-09
— Areas U, V, & W 303 [1]°-[7]~[08] : 12-1 1-09 — : A1090 Grade Beams Areas U,V, &W . 2510-7-08 i 11-10-08 — A1110 Slab on Grade Areas U, V, & W : 4510-28-08 12-29-08 ^*-^^^S Slab o;n Grade Areas U, V, ‘&W : : : *^M Steel Erection Areas :U, V, &W : : : : \: ^^»^^^»^ Exterior Framing Areas U,V,&W :
— A1 1 30 Steel Erection Areas U , V, & W 3012-9-08 1-14-09
— A1210 Exterior Framing Areas U.V.&W 90 1-5-09 5-8-09
^*-f|PPp^^^ Ronfing Arpas U V, A W :
A1230 Roofing Areas U, V, & W 75 1-15-09 4-29-09
A 1 220 Exterior Facade Finishes Areas U . V. & W 2002-16-09 11-20-09
— A1340 Interior F ram ing/Pa rtion Walis 60 4-20-09 7-10-09 : : Interior Framing/Psrtion \NMK : — ; ‘ : : • ; ; ; MEP Rough ins ; : A1350 MEP Rough ins 90 5-4-09 9-4-09
— A1360 Drywall 1006-1-09 10-16-09
: : ‘. : ; : rpilim, • : ; A1370 Ceilings 100 6-29-09 11-13-09
: : | ; :^^^^-M^ ; ; ; A1380 Millwork 90 7-27-09 11-27-09
— A1390 Flooring 90 8-10-09 12-11-09 ; ^ : ^ ‘ : : ! — A1400 Trim Out 90 8-10-09 : 12-1 1-09 :’:;::::,;: : ; _____ ^W;iean/Puncn .’:’.’•’. : : : : : : *^ FFE Install ; : : : ; return. over to owner A1510 Clean/Punch 20 11-16-09 12-11-09
— A1530 FFE Install 2011-16-09 12-11-09
— A1520 Turn over to owner 1 12-11-09 12-11-09
— New Gaming Space 367 8-22-08 1-30-10
— 2
—

Activity ID	Activity Name	Original Duration	Start	Finish
A1060	Basin Walls/ Columns	45	8-22-08	10-23-08
A1070	Barge Construction	120	9-12-08	2-26-09
A1140	Steel Erection Areas H, J, P, & Q	45	1-16-09	3-9-09
A1240	Exterior Framing Areas H,J, P, & Q	35	3-10-09	4-27-09
A1260	Roofing Areas H, J, P, & Q	75	3-10-09	6-22-09
A1410	Interior Framing/Partion Walls	30	4-14-09	5-25-09
A1250	Exterior Facade Finishes Areas H, J,P,& Q	120	4-21-09	10-5-09
A1420	MEP Rough ins	120	4-21-09	10-5-09
A1430	Drywall	90	6-23-09	10-26-09
A1440	Ceilings	100	7-7-09	11-23-09
A1450	Millwork	100	7-21-09	12-7-09
A1460	Flooring	90	8-4-09	12-7-09
A1470	Trim Out	100	8-18-09	1-4-10
A1480	Slot Bases	60	10-6-09	12-28-09
A1580	Install slots/Gamming Commission activities	65	11-2-09	1-29-10
A1540	Test and Balance Systems	45	11-10-09	1-11-10
A1550	Install/Terminate A/V systems	45	11-10-09	1-11-10
A1560	Clean/Punch	25	1-5-10	1-29-10
A1570	Turn over to Owner	1	1-30-10	1-30-10
Post Construction/Close Out		0	1-31-10	1-31-10
		0	1-31-10	1-31-10
A1320	Final Completion	1	1-31-10	1-31-10

08
2009
2010
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Basin Walls/ Columns
Barge Construction
Steel Erection Areas H, J, P, & Q
Exterior Framing Areas H,J, P, & Q
Roofing Areas H, J, P, & Q
Interior Framing/Partion Walls
Exterior Facade Finishes Ar
MEP Rough ins
Drywall
Ceilings
Millwork
Flooring
Trim Out
Slot Bases
Install slots/
Test and Balar
Install/Termina
Clean/Punc
Turn over to
Final Comp

3

Activity ID .;:;;;::’; ‘Activity -Nairns ^^:-y^:;:^>^: Starts- • -;:;;-::- ^SB:::;P.*M%:y::S- ^’^^•••M.ff/K:^- :/prtginal _____ finish j^?>. — ‘/.••’ ; : ••-.’•• .’-. •: :• ;’ v:;:.-:.:- "-!K’/^’-:- ^ •imrn^f-: :®:.y^x|; ^^^^^^^j^i^j^^^^^^^^j^^^^j^jj^^ •:.:•••:••• ::• -:•: [f ;v ‘:-.:f :•£’.: ‘ •^•’••-.•’•, ;•••:’•’ ••.:
•;.’.^:K:^ A-’: ;v;: .’••• .•.Duration —— —— —
A1060 Basin Walls/ Columns 45 8-22-08 10-23-08 . Basin Walls/ Columns • •........................................................................................................................................... j™~: ::::::: : :::;-;::
—— —— —
A1070 Barge Construction 120 9-12-08 2-26-09 Kargc(;on<;tnjrTinn — A1140 Steel Erection Areas H, J, P, & Q 45 1-16-09 3-9-09 \ . ‘. : Steel Erection Areas H, J,P, &Q ‘.’.’... —— —
A1240 Exterior Framing Areas H,J, P, & O 35 3-10-09 4-27-09 • • *ym^m. Exterior Framing Areas. H,J, P, & Q . —— —— —
A1260 Roofing Areas H, J, P, & Q 75 3-10-09 6-22-09 Roofing Areas H, .1, P, ^ O — A1410 Interior Framing/Partion Walls 30 4-14-09 : 5-25-09 : • ‘ ‘ : ‘-fc^fc interior Framing/Parlion Wails ‘ ‘ j . : ::::.. —— —— —
A1250 Exterior Facade Finishes Areas H, J,P,& Q. 120 4-21-09 : 10-5-09 • Exterior Facade Finishes Ar —— —
A1420 MEP Rough ins 120 4-21-09 ; 10-5-09 ;.:.::;:.: I :::,::; —— —— —
A1430 Drywall 90 6-23-09 10-26-09 Drywslt — r ...,:=. , _____ , ^5 ,..,,,.. , .
— A1440 Ceilings 100 7-7-09 11-23-09 i . , . . r,pi?ings — i :::...:::: f . 1 . . : : : .
— : A1450 Millwork 7-21-09 12-7-09 i Millwork • 100 — A1460 Flooring 90 8-4-09 12-7-09 SSKW-ssHnorinq — A1470 Trim Out 100 8-18-09 1-4-10 ::;.::::::: Trim Out :
— J i ‘ • — A1480 SlotSases 60 10-6-09 12-28-09
— A1 580 Install slots/Gamming Commission activities 65 11-2-09 1-29-10 ^^^^^^^^tnstairslots/[1] — : A1540 Test and Balance Systems 11-10-09 1-11-10 ; : : ; : : : : : : • tekiand:
: 45 Balar —— —
A1550 Install/Terminate A/V systems 45 11-10-09 1-11-10 i :;:!:•::::: : ; Inslall/Tarmins —— —
A1560 Clean/Punch 25 A 1570 1-5-10 .1-29-10 1-30-10 j ; ::::: : ::::::;: ^-rf^Clean/PuncI Turn over to Owner 1 1-30-10 • z3 ^"urn °ver^[c] —— —
: ‘ : ‘ : • ‘ ‘ ‘ ‘ : 1-31-10 1-31-10 1-31-10 i . • ‘ . : j . ‘ ; i .: ‘:::::’::::
0 A1320 Final Completion 1 1-31-10 “*H Final Comp —— —— —

EXHIBIT C
CONTRACTOR’S PERSONNEL

Exhibit “C”
Pre-Approved Reimbursable Contractor’s Personnel On Site
Shane DeVille
Anthony Costa
Mike Rallo
Assistant Project Managers and Project Engineers as needed (TBD)
Marvin Chapmen
David Parisotto
Mike Deutschmann
Superintendents and Assistant Superintendents as needed (TBD)
Project Controls/Accountant
Safety Personnel as needed
Project Scheduler
Pre-Approved Contractor’s Off Site Personnel:
Frank McCormick and Staff
Dan DuBose
Scott Davis and Staff
Paul Bauer
Dina Fountain and Staff
Doug Mayhew
Shannon Niles
Site Safety and QC Inspection Personnel
Mark Wolk and Staff
Personnel may be added or deleted subject to Owner’s approval, such approval shall not be unreasonably withheld.

*	Rates to be provide to Owner by separate document

EXHIBIT D
CONTRACTOR OWNED EQUIPMENT

8/11/2008

Monthly
Rental Rate
based on 50
hrs /Week for
Yates/Paric
Owned
Equipment	Equipment
Forklifts
Wharehouse Forklift 8000#	$1,179.52
Forklift 11,000 lbs TH580B	$5,623.15
Forklift 6,000 lbs TH330B	$4,023.21
Lull 10,000# 1044-C-54	$5,897.60
Lull 6,000# 644E-42	$4,747.27
Skytrak 6042 6000#	$4,513.71
Skytrak 10042 10000#	$5,319.52
Backhoe/Loaders
Backhoe 4wd 416E cat	$2,840.28
Backhoe 2wd 416D cat	$2,671.89
Backhoe 2wd Case 580M	$3,003.07
Backhoe 4wd Case 580M	$3,132.17
Backhoe 2wd John Deere 310G	$2,784.15
Backhoe 4wd John Deere 310G	$3,003.07
Tower Cranes SK415/405	$17,713.07
Personnel Hoists Alimak 650Dual	$10,994.32
Trucks
Pickup Trucks 1/2 ton	$735.00
Pickup Trucks 3/4 ton	$825.00
Pickup truck 1/2 ton 4x4	$768.49
Water Tanker 3,000 gal	$2,496.15
Hwy Truck Tractors 6x4 50,000#	$3,906.01
On Highway rer dump 6x4 8-10CY	$3,865.57
Excavators (Large)
Cat 312	$6,352.08
Cat 320	$8,492.45
Cat 330	$13,952.71
Cat 345	$22,111.44
JD120C	$6,599.49
JD200LC	$8,573.00
JD330C	$12,807.72
JD450LC	$18,532.65
Komatsu PC120	$5,935.51
Komatsu PC200	$7,681.18
Excavators (Mini)
Bobcat 335	$2,186.40
Bobcat 430	$1,933.24
Komatsu PC35	$1,783.64
Komatsu PC50	$2,686.97
Bulldozers
Cat D4	$4,872.27
Cat D5	$5,444.81
Cat D6R	$7,993.21
Rates are straight rates without operators or operating cost.

1

8/11/2008

Monthly
Rental Rate
based on 50
hrs /Week for
Yates/Paric
Owned
Equipment	Equipment
Skidsteer
Cat 247B	$2,699.95
Cat 257B	$2,924.48
Cat 277B	$3,525.10
Wheel Loader
Cat 914G	$2,907.64
Cat 924G	$3,856.28
Cat 928GZ	$4,518.63
Cat 930G	$4,872.27
Cat 950H	$7,521.70
Cat 966H	$9,929.77
Manlifts
Genie-S40	$3,693.87
Genie-S45	$4,315.27
Genie-S60	$5,466.01
Genie-S80	$8,072.43
JLG400S	$3,636.33
JLG600S	$5,575.33
JLG800S	$7,859.54
Genie Z-30	$2,295.72
Genie Z-45	$2,583.41
Scissor lifts
21' to 30'	$978.13
31' & up	$1,478.70
to 20'	$678.94
Air Compressors
185CFM diesel	$772.94
Light Towers
portable diesel 20'	$916.19
portable diesel 30'	$1,398.72
Broce Broom
RC-350	$1,744.54
Georgia Buggies
10cu ft walk behind	$685.92
14cu ft walk behind	$786.30
16cu ft ride on	$1,042.82
33 cu ft ride on	$2,275.24
Smooth Drum Roller
433 Cat	$4,062.77
563 Cat	$6,170.01
433 Cat Sheepsfoot	$3,972.86
563 Cat Sheepsfoot	$5,619.32
Mule/ATV	$439.77
Welding Machine
Rates are straight rates without operators or operating cost.

2

8/11/2008

Monthly
Rental Rate
based on 50
hrs /Week for
Yates/Paric
Owned
Equipment	Equipment
300 amp skid mounted	$322.84
500 amp trailer mounted	$493.06
Storage Containers/Trailers
8x32 conex type	$201.13
40' float trailer	$1,190.50
16' utility trailers	$282.68
gooseneck 20t	$701.25
12x60 office trailer	$450.00
Pumps
3" trash pumps	$791.88
4" trash pumps	$1,005.91
6" trash pumps	$1,455.35
Marine
Work barges 20x10	$717.71
Work barges 40x10	$1,132.63
140' Barge	$16,557.77
160' Barge	$18,963.22
200' Barge	$30,384.89
16' runabouts	$633.60
14' tenders	$2,467.13
Rates are straight rates without operators or operating cost.

3

EXHIBIT E
LIST OF DRAWINGS

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
REVISION	SHEET #	SHEET TITLES	16-Jun-08	15-Jun-08
		ARCHITECTURAL SHEETS	279	279
		CIVIL SHEETS	69	69
		STRUCTURAL SHEETS	134	134
		MECHANICAL SHEETS	32	32
		PLUMBING SHEETS	33	33
		ELECTRICAL SHEETS	88	88
		LIGHTING SHEETS	42	42
		LOW VOLTAGE SHEETS	69	69
		FOOD SERVICE SHEETS	102	102
		INTERIOR DESIGN SHEETS	196	196
		LANDSCAPE SHEETS	111	111
		NAVAL ARCHITECT SHEETS	30	30

		TOTAL ALL SHEETS	1185	1185

SUMMARY	1 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
ARCHITECTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	A0.0.0	COVER SHEET	X	X

	A0.1.1	SHEET INDEX 1ST SHEET	X	X
	A0.1.2	SHEET INDEX 2ND SHEET	X	X

	A0.2.1	PROJECT DATA, GEN NOTES, SYMBOL LEGEND & ABBREV	X	X

	A0.3.1	ADA INFORMATION	X	X
	A0.3.2	ADA INFORMATION	X	X
	A0.3.3	ADA INFORMATION	X	X
	A0.3.4	ADA INFORMATION	X	X
	A0.3.5	ADA INFORMATION	X	X
	A0.3.6	ADA INFORMATION	X	X

	A1.1.1	SITE PLAN	X	X
	A1.1.11A	LIFE SAFETY PLAN CASINO LEVEL	X	X
	A1.1.11B	LIFE SAFETY PLAN CASINO LEVEL	X	X
	A1.1.12	LIFE SAFETY PLAN SECOND LEVEL	X	X

	A1.2.0	MASTER PLAN — BASIN LEVEL	X	X
	A1.2.1	MASTER PLAN — CASINO LEVEL	X	X
	A1.2.2	MASTER PLAN — SECOND LEVEL	X	X
	A1.3.1	MASTER PLAN — ROOF LEVEL	X	X

	A2.1.1A	CASINO LEVEL PLAN — AREA A	X	X
	A2.1.1B	CASINO LEVEL PLAN — AREA B	X	X
	A2.1.1C	CASINO LEVEL PLAN — AREA C	X	X
	A2.1.1D	CASINO LEVEL PLAN — AREA D	X	X
	A2.1.1G	CASINO LEVEL PLAN — AREA G	X	X
	A2.1.1H	CASINO LEVEL PLAN — AREA H	X	X

ARCHITECTURAL	2 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
ARCHITECTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	A2.1.1J	CASINO LEVEL PLAN — AREA J	X	X
	A2.1.1P	CASINO LEVEL PLAN — AREA P	X	X
	A2.1.1Q	CASINO LEVEL PLAN — AREA Q	X	X
	A2.1.1U	CASINO LEVEL PLAN — AREA U	X	X
	A2.1.1V	CASINO LEVEL PLAN — AREA V	X	X
	A2.1.1W	CASINO LEVEL PLAN — AREA W	X	X

	A2.1.2A	SECOND LEVEL PLAN — AREA A	X	X
	A2.1.2B	SECOND LEVEL PLAN — AREA B	X	X
	A2.1.2C	SECOND LEVEL PLAN — AREA C	X	X
	A2.1.2D	SECOND LEVEL PLAN — AREA D	X	X

	A2.5.1	ROOF PLAN — AREA R1	X	X
	A2.5.2	ROOF PLAN — AREA R2	X	X
	A2.5.3	ROOF PLAN — AREA R3	X	X
	A2.5.4	ROOF PLAN — AREA R4	X	X

	A2.6.1.1	CASINO LEVEL — SLAB PLAN — AREA S1	X	X
	A2.6.1.2	CASINO LEVEL — SLAB PLAN — AREA S2	X	X
	A2.6.1.3	CASINO LEVEL — SLAB PLAN — AREA S3	X	X
	A2.6.1.4	CASINO LEVEL — SLAB PLAN — AREA S4	X	X
	A2.6.2.1	SECOND LEVEL — SLAB PLAN — AREA S1	X	X
	A2.6.2.2	SECOND LEVEL — SLAB PLAN — AREA S2	X	X
	A2.6.3.1	MAIN ROOF LEVEL SLAB PLAN AREA S1	X	X
	A2.6.3.2	MAIN ROOF LEVEL SLAB PLAN AREA S2	X	X
	A2.6.3.3	MAIN ROOF LEVEL SLAB PLAN AREA S3	X	X
	A2.6.3.4	MAIN ROOF LEVEL SLAB PLAN AREA S4	X	X
	A2.6.4.1	HIGH ROOF LEVEL SLAB PLANS	X	X
	A2.6.5.1	CASINO LEVEL — SLAB PLAN — AREA S4	X	X
	A2.6.5.2	CASINO LEVEL — SLAB PLAN — AREA S1	X	X

ARCHITECTURAL	3 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
ARCHITECTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES

	A3.1.1	OVERALL EXTERIOR ELEVATIONS	X	X

	A3.2.1	EXTERIOR ELEVATION — NORTH	X	X
	A3.2.2	EXTERIOR ELEVATION — EAST	X	X
	A3.2.3	EXTERIOR ELEVATION — SOUTH	X	X
	A3.2.4	EXTERIOR ELEVATION — WEST	X	X
	A3.2.5	EXTERIOR ELEVATIONS	X	X
	A3.2.6	EXTERIOR ELEVATIONS	X	X

	A3.3.1.1	FACADE ELEVATION — F.D. KITCHEN	X	X
	A3.3.1.2	FACADE ELEVATIONS — F.D. KITCHEN	X	X
	A3.3.1.3	FACADE ELEVATIONS — F.D. KITCHEN	X	X
	A3.3.1.11	FACADE PLANS — F.D. KITCHEN	X	X
	A3.3.1.12	FACADE PLANS — F.D. KITCHEN	X	X
	A3.3.1.21	WALL SECTIONS	X	X
	A3.3.1.22	WALL SECTIONS	X	X

	A3.3.2.1	FACADE ELEVATIONS — FINE DINING	X	X
	A3.3.2.2	FACADE ELEVATION — FINE DINING	X	X
	A3.3.2.3	FACADE ELEVATIONS — FINE DINING	X	X
	A3.3.2.4	FACADE ELEVATIONS — FINE DINING	X	X
	A3.3.2.5	FACADE ELEVATIONS — FINE DINING	X	X
	A3.3.2.11	FACADE PLAN — FINE DINING	X	X
	A3.3.2.12	FACADE PLAN — FINE DINING	X	X
	A3.3.2.13	FACADE PLAN — FINE DINING	X	X
	A3.3.2.14	FACADE PLAN — FINE DINING	X	X
	A3.3.2.21	WALL SECTIONS	X	X
	A3.3.2.22	WALL SECTIONS	X	X
	A3.3.2.23	WALL SECTIONS	X	X

ARCHITECTURAL	4 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
ARCHITECTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	A3.3.2.24	WALL SECTIONS	X	X
	A3.3.2.25	WALL SECTIONS	X	X

	A3.3.3.1	FACADE ELEVATION — NORTH ENTRANCE EAST SIDE	X	X
	A3.3.3.11	FACADE PLANS — NORTH ENTRANCE EAST SIDE	X	X
	A3.3.3.21	WALL SECTIONS	X	X

	A3.3.4.1	FACADE ELEVATIONS — NORTH ENTRANCE	X	X
	A3.3.4.2	FACADE ELEVATIONS — NORTH ENTRANCE	X	X
	A3.3.4.11	FACADE PLANS — NORTH ENTRANCE	X	X
	A3.3.4.21	WALL SECTIONS	X	X
	A3.3.4.22	WALL SECTIONS	X	X

	A3.3.5.1	FACADE ELEVATION — NORTH ENTRANCE WEST SIDE	X	X
	A3.3.5.11	FACADE PLANS — NORTH ENTRANCE WEST SIDE	X	X
	A3.3.5.21	WALL SECTIONS	X	X

	A3.3.7.1	FACADE ELEVATIONS — BUFFET	X	X
	A3.3.7.2	FACADE ELEVATIONS — BUFFET	X	X
	A3.3.7.3	FACADE ELEVATION — BUFFET	X	X
	A3.3.7.4	FACADE ELEVATION — BUFFET	X	X
	A3.3.7.5	FACADE ELEVATION — BUFFET	X	X
	A3.3.7.11	FACADE PLANS — BUFFET	X	X
	A3.3.7.12	FACADE PLANS — BUFFET	X	X
	A3.3.7.13	FACADE PLANS — BUFFET	X	X
	A3.3.7.14	FACADE PLANS — BUFFET	X	X
	A3.3.7.21	WALL SECTIONS	X	X
	A3.3.7.22	WALL SECTIONS	X	X

	A3.3.8.1	FACADE ELEVATION — BUFFET KITCHEN	X	X

ARCHITECTURAL	5 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
ARCHITECTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	A3.3.8.2	FACADE ELEVATION — BUFFET	X	X
	A3.3.8.3	FACADE ELEVATION — EDR	X	X
	A3.3.8.11	FACADE PLANS — BUFFET KITCHEN	X	X
	A3.3.8.12	FACADE PLANS — BUFFET KITCHEN	X	X
	A3.3.8.13	FACADE PLANS — EDR	X	X
	A3.3.8.21	WALL SECTIONS	X	X

	A3.3.10	FACADE ELEVATION — WINDOW TYPES — NORTH	X	X
	A3.3.11	FACADE ELEVATION — WINDOW TYPES — NORTH	X	X
	A3.3.20	FACADE ELEVATION — DETAILS — NORTH	X	X
	A3.3.21	FACADE ELEVATION — DETAILS — NORTH	X	X
	A3.3.22	FACADE ELEVATION — DETAILS — NORTH	X	X

	A3.4.1.1	FACADE ELEVATION — PROMENADE	X	X
	A3.4.1.2	FACADE ELEVATION — PROMENADE	X	X
	A3.4.1.11	FACADE PLANS — PROMENADE	X	X
	A3.4.1.12	FACADE PLANS — PROMENADE	X	X
	A3.4.1.13	FACADE PLANS — PROMENADE	X	X
	A3.4.1.21	WALL SECTIONS	X	X
	A3.4.1.22	WALL SECTIONS	X	X

	A3.4.2.1	FACADE ELEVATION — CASINO	X	X
	A3.4.2.2	FACADE ELEVATION — CASINO	X	X
	A3.4.2. 3	FACADE ELEVATION — CASINO	X	X
	A3.4.2.11	FACADE PLANS — CASINO	X	X
	A3.4.2.12	FACADE PLANS — CASINO	X	X
	A3.4.2.13	FACADE PLANS — CASINO	X	X
	A3.4.2.14	FACADE PLANS — CASINO	X	X
	A3.4.2.15	FACADE PLANS — CASINO	X	X
	A3.4.2.16	FACADE PLANS — CASINO	X	X

ARCHITECTURAL	6 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
ARCHITECTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	A3.4.2.17	FACADE PLANS — CASINO	X	X
	A3.4.2.21	WALL SECTIONS	X	X

	A3.4.3.1	FACADE ELEVATION — LOBBY	X	X
	A3.4.3.2	FACADE ELEVATION — LOBBY	X	X
	A3.4.3.11	FACADE PLANS — LOBBY	X	X
	A3.4.3.12	FACADE PLANS — LOBBY	X	X
	A3.4.3.21	WALL SECTIONS	X	X
	A3.4.3.22	WALL SECTIONS	X	X
	A3.4.3.23	WALL SECTIONS	X	X

	A3.4.4.1	FACADE ELEVATION — PORTE COCHERE	X	X
	A3.4.4.2	FACADE ELEVATION — PORTE COCHERE	X	X
	A3.4.4.3	FACADE ELEVATION — PORTE COCHERE	X	X
	A3.4.4.4	FACADE ELEVATION — PORTE COCHERE	X	X
	A3.4.4.5	FACADE ELEVATIONS — PORTE COCHERE	X	X
	A3.4.4.6	FACADE PARTIAL SECTIONS — PORTE COCHERE	X	X
	A3.4.4.11	FACADE PLANS — PORTE COCHERE	X	X
	A3.4.4.12	FACADE PLANS — PORTE COCHERE	X	X
	A3.4.4.13	FACADE PLANS — PORTE COCHERE	X	X
	A3.4.4.14	FACADE PLANS — PORTE COCHERE	X	X
	A3.4.4.15	FACADE PLANS — PORTE COCHERE	X	X
	A3.4.4.16	FACADE PLANS — PORTE COCHERE	X	X

	A3.4.10	FACADE ELEVATION — WINDOW TYPES — EAST	X	X
	A3.4.11	FACADE ELEVATION — WINDOW TYPES — EAST	X	X
	A3.4.20	FACADE ELEVATION — DETAILS — EAST	X	X
	A3.4.21	FACADE ELEVATION — DETAILS — EAST	X	X

	A3.5.1.1	FACADE ELEVATION — EMPLOYEE ENTRANCE	X	X

ARCHITECTURAL	7 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
ARCHITECTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	A3.5.1.11	FACADE PLANS — EMPLOYEE ENTRANCE	X	X
	A3.5.1.21	WALL SECTIONS	X	X
	A3.5.1.22	WALL SECTIONS	X	X

	A3.5.2.1	FACADE ELEVATION — EMPLOYEE ENTRANCE	X	X
	A3.5.2.2	FACADE ELEVATIONS — SOUTH ENTRANCE	X	X
	A3.5.2.11	FACADE PLANS — EMPLOYEE ENTRANCE	X	X
	A3.5.2.21	WALL SECTIONS	X	X
	A3.5.2.22	WALL SECTIONS	X	X

	A3.5.3.1	FACADE ELEVATION — SOUTH ENTRANCE	X	X
	A3.5.3.2	FACADE ELEVATION — SOUTH ENTRANCE	X	X
	A3.5.3.11	FACADE PLANS — SOUTH ENTRANCE	X	X
	A3.5.3.12	FACADE PLANS — SOUTH ENTRANCE	X	X
	A3.5.3.21	WALL SECTIONS	X	X
	A3.5.3.22	WALL SECTIONS	X	X

	A3.5.10	FACADE ELEVATION — WINDOW TYPES — SOUTH	X	X
	A3.5.20	FACADE ELEVATION — DETAILS — SOUTH	X	X
	A3.5.21	FACADE ELEVATION — DETAILS — SOUTH	X	X

	A3.6.1.1	FACADE ELEVATION — CP/DOCK	X	X
	A3.6.1.2	FACADE ELEVATION — CP/DOCK	X	X
	A3.6.1.3	FACADE ELEVATION — CP/DOCK	X	X
	A3.6.1.4	FACADE ELEVATION — CP/DOCK	X	X
	A3.6.1.21	WALL SECTIONS	X	X
	A3.6.1.22	WALL SECTIONS	X	X
	A3.6.1.23	WALL SECTIONS	X	X

	A3.6.2.1	FACADE ELEVATION — WEST SIDE	X	X

ARCHITECTURAL	8 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
ARCHITECTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	A3.6.2.2	FACADE ELEVATION — WEST SIDE	X	X
	A3.6.2.21	WALL SECTIONS	X	X

	A3.6.3.1	FACADE ELEVATION — WEST SIDE	X	X
	A3.6.3.21	WALL SECTIONS	X	X

	A3.6.4.1	FACADE ELEVATION — WEST SIDE	X	X
	A3.6.4.2	FACADE ELEVATION — WEST SIDE	X	X
	A3.6.4.21	WALL SECTIONS	X	X

	A3.6.20	FACADE ELEVATION — DETAILS — WEST	X	X

	A4.1.1	BUILDING SECTIONS — A & B	X	X
	A4.1.2	BUILDING SECTIONS — C & D	X	X
	A4.1.3	BUILDING SECTIONS — E & F	X	X
	A4.1.4	BUILDING SECTIONS — G & K	X	X
	A4.1.5	BUILDING SECTIONS — M	X	X
	A4.1.6	BUILDING SECTIONS — L, N, P & Q	X	X
	A4.1.7	BUILDING SECTIONS — R, S & T	X	X

	A4.2.1	PARTIAL BUILDING SECTIONS	X	X

	A5.0.1	MASTER RCP — CASINO LEVEL	X	X
	A5.0.2	MASTER RCP — SECOND LEVEL	X	X

	A5.1.1A	CASINO LEVEL RCP — AREA A	X	X
	A5.1.1B	CASINO LEVEL RCP — AREA B	X	X
	A5.1.1C	CASINO LEVEL RCP — AREA C	X	X
	A5.1.1D	CASINO LEVEL RCP — AREA D	X	X
	A5.1.1G	CASINO LEVEL RCP — AREA G	X	X

ARCHITECTURAL	9 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
ARCHITECTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	A5.1.1H	CASINO LEVEL RCP — AREA H	X	X
	A5.1.1J	CASINO LEVEL RCP — AREA J	X	X
	A5.1.1P	CASINO LEVEL RCP — AREA P	X	X
	A5.1.1Q	CASINO LEVEL RCP — AREA Q	X	X
	A5.1.1U	CASINO LEVEL RCP — AREA U	X	X
	A5.1.1V	CASINO LEVEL RCP — AREA V	X	X
	A5.1.1W	CASINO LEVEL RCP — AREA W	X	X

	A5.1.2A	SECOND LEVEL RCP — AREA A	X	X
	A5.1.2B	SECOND LEVEL RCP — AREA B	X	X
	A5.1.2C	SECOND LEVEL RCP — AREA C	X	X

	A6.2.1	ELEVATOR PLANS & SECTIONS	X	X

	A6.3.1	ELEVATOR DETAILS	X	X

	A6.4.1	STAIR PLANS & SECTIONS	X	X
	A6.4.2	STAIR PLANS & SECTIONS	X	X
	A6.4.3	STAIR PLANS & SECTIONS	X	X
	A6.4.4	STAIR PLANS & SECTIONS	X	X
	A6.4.5	STAIR PLANS & SECTIONS	X	X

	A6.7.1	STAIR DETAILS	X	X
	A6.7.2	STAIR DETAILS	X	X

	A7.1.0	TOILET ACCESSORY & FIXTURE MOUNTING HEIGHTS	X	X

	A7.1.1A	TOILET PLAN, RCP & ELEV — LOUNGE	X	X
	A7.1.1B	TOILET PLAN, RCP & ELEV — LOUNGE	X	X
	A7.1.1C	TOILET PLAN, RCP & ELEV — LOUNGE	X	X

ARCHITECTURAL	10 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
ARCHITECTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	A7.1.2A	TOILET PLAN, RCP & ELEV — CASINO	X	X
	A7.1.2B	TOILET PLAN, RCP & ELEV — CASINO	X	X
	A7.1.2C	TOILET PLAN, RCP & ELEV — CASINO	X	X
	A7.1.3A	TOILET PLAN, RCP & ELEV — PROMENADE	X	X
	A7.1.3B	TOILET PLAN, RCP & ELEV — PROMENADE	X	X
	A7.1.3C	TOILET PLAN, RCP & ELEV — PROMENADE	X	X
	A7.1.4A	TOILET PLAN, RCP & ELEV — LOBBY	X	X
	A7.1.4B	TOILET PLAN, RCP & ELEV — LOBBY	X	X
	A7.1.5A	TOILET PLAN, RCP & ELEV — BUFFET	X	X
	A7.1.5B	TOILET PLAN, RCP & ELEV — BUFFET	X	X
	A7.1.6A	TOILET PLAN, RCP & ELEV — STAFF	X	X
	A7.1.6B	TOILET PLAN, RCP & ELEV — STAFF	X	X
	A7.1.7A	TOILET PLAN, RCP & ELEV — UNIFORM	X	X
	A7.1.7B	TOILET PLAN, RCP & ELEV — UNIFORM	X	X
	A7.1.8A	TOILET PLAN, RCP & ELEV — F.D. KITCHEN & HL	X	X
	A7.1.9A	TOILET PLAN, RCP & ELEV — UNISEX	X	X
	A7.1.10A	TOILET PLAN, RCP & ELEV — UNISEX	X	X
	A7.1.11A	TOILET PLAN, RCP & ELEV — VIP & OFFICES	X	X
	A7.1.11B	TOILET PLAN, RCP & ELEV — OFFICES	X	X

	A8.1.1	EXTERIOR WALL DETAILS	X	X

	A8.3.1	SITE & LOADING DOCK DETAILS	X	X

	A8.5.1	ROOF DETAILS	X	X
	A8.5.2	ROOF DETAILS	X	X

	A9.1.1	DOOR TYPES, LEGEND & NOTES	X	X
	A9.1.11	DOOR SCHEDULE	X	X
	A9.1.12	DOOR SCHEDULE	X	X

ARCHITECTURAL	11 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
ARCHITECTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	A9.1.21	DOOR DETAILS	X	X
	A9.1.31	DOOR THRESHOLD DETAILS	X	X

	A9.2.1	WINDOW AND LOUVER TYPES, LEGEND & NOTES	X	X
	A9.2.11	WINDOW DETAILS	X	X

	A9.4.1	FINISH SCHEDULE — BACK-OF-HOUSE	X	X
	A9.4.2	FINISH SCHEDULE	X	X

	A9.5.1	PARTITION TYPE DETAILS	X	X
	A9.5.2	PARTITION TYPE DETAILS	X	X

	A9.6.1	PARTITION FRAMING DETAILS	X	X
	A9.6.2	PARTITION FRAMING DETAILS	X	X

	A9.7.1	MISCELLANEOUS DETAILS	X	X
	A9.7.2	MISCELLANEOUS DETAILS	X	X
	A9.7.3	COLUMN/BEAM DETAILS	X	X

	A9.8.1	CEILING DETAILS	X	X
	A9.8.2	CEILING DETAILS	X	X

	A10.1.1	MILLWORK ELEVATIONS	X	X
	A10.1.2	MILLWORK ELEVATIONS	X	X
	A10.1.3	MILLWORK ELEVATIONS	X	X
	A10.1.4	MILLWORK ELEVATIONS	X	X
	A10.1.5	MILLWORK ELEVATIONS	X	X
	A10.1.6	MILLWORK ELEVATIONS	X	X
	A10.1.7	MILLWORK ELEVATIONS	X	X
	A10.1.8	MILLWORK ELEVATIONS	X	X

ARCHITECTURAL	12 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
ARCHITECTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	A10.2.1	MILLWORK DETAILS	X	X
	A10.2.2	MILLWORK DETAILS	X	X
	A10.2.3	MILLWORK DETAILS	X	X
	A10.2.4	MILLWORK DETAILS	X	X

		TOTAL ARCHITECTURAL SHEETS	279	279

ARCHITECTURAL	13 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
CIVIL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	C0.1	COVER SHEET	X	X
	C0.2	GENERAL NOTES	X	X

	C1.1	TYPICAL SECTIONS	X	X
	C1.2	TYPICAL SECTIONS	X	X
	C1.3	TYPICAL SECTIONS & DETAILS	X	X

	C2.1	OVERALL SITE PLAN & SHEET INDEX	X	X
	C2.2	EXISTING PROPERTY INFORMATION	X	X
	C2.3	EXISTING PROPERTY INFORMATION	X	X
	C2.4	EXISTING PROPERTY INFORMATION	X	X

	C3.1	SITE PLAN	X	X
	C3.2	SITE PLAN	X	X
	C3.3	SITE PLAN	X	X
	C3.4	SITE PLAN	X	X
	C3.5	SITE PLAN	X	X
	C3.6	SITE PLAN	X	X
	C3.7	SITE PLAN	X	X
	C3.8	SITE PLAN	X	X
	C3.9	SITE PLAN	X	X
	C3.10	SITE PLAN	X	X
	C3.11	SITE PLAN	X	X
	C3.12	SITE PLAN	X	X
	C3.13	SITE PLAN	X	X
	C3.14	SITE PLAN	X	X

CIVIL	14 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
CIVIL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	C4.1	GRADING PLAN	X	X
	C4.2	GRADING PLAN	X	X
	C4.3	GRADING PLAN	X	X
	C4.4	GRADING PLAN	X	X
	C4.5	GRADING PLAN	X	X
	C4.6	GRADING PLAN	X	X
	C4.7	GRADING PLAN	X	X
	C4.8	GRADING PLAN	X	X
	C4.9	GRADING PLAN	X	X
	C4.10	GRADING PLAN	X	X
	C4.11	GRADING PLAN	X	X
	C4.12	GRADING PLAN	X	X
	C4.13	GRADING PLAN	X	X
	C4.14	GRADING PLAN	X	X

	C5.1	ACCESS ROAD PROFILE	X	X
	C5.2	ACCESS ROAD PROFILE	X	X
	C5.3	SERVICE ROAD PROFILE	X	X
	C5.4	SERVICE ROAD PROFILE	X	X
	C5.5	SOUTH PARKING LOT ROAD & HOFFMEISTER CONNECTION PROFILES	X	X
	C5.6	NORTH PARKING LOT ROADS PROFILES	X	X
	C5.7	BIKE TRAIL PROFILE	X	X
	C5.8	BIKE TRAIL PROFILE	X	X

	C6.1	WALL A PROFILE	X	X
	C6.2	WALL A & B PROFILES & DETAILS	X	X
	C6.3	WALL C, D & E PROFILES & DETAILS	X	X

CIVIL	15 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
CIVIL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	C6.4	WALL F & G PROFILES	X	X

	C7.1	SANITARY SEWER PROFILES	X	X
	C7.2	SANITARY LIFT STATION DETAILS	X	X
	C7.3	SANITARY SEWER DETAILS	X	X
	C7.4	SANITARY SEWER DETAILS	X	X

	C8.1	STORM SEWER PROFILES — SYSTEM 1	X	X
	C8.2	STORM SEWER PROFILES — SYSTEM 1	X	X
	C8.3	STORM SEWER PROFILES — SYSTEM 1	X	X
	C8.4	STORM SEWER PROFILES — SYSTEM 2	X	X
	C8.5	STORM SEWER PROFILES — SYSTEM 2	X	X
	C8.6	STORM SEWER PROFILES — SYSTEM 2	X	X
	C8.7	STORM SEWER PROFILES — SYSTEM 2	X	X
	C8.8	STORM SEWER PROFILES — SYSTEM 2	X	X
	C8.9	STORM SEWER PROFILES — SYSTEM 2	X	X
	C8.10	STORM SEWER PROFILES — SYSTEM 2 & 3	X	X
	C8.11	STORM SEWER DETAILS	X	X
	C8.12	STORM SEWER DETAILS	X	X

	C9.1	UTILITY DETAILS	X	X
	C9.2	UTILITY DETAILS	X	X

	C10.1	STRIPIING AND SIGNING PLAN	X	X
	C10.2	STRIPIING AND SIGNING PLAN	X	X

		TOTAL CIVIL SHEETS	69	69

CIVIL	16 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
STRUCTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	S0.01	COVER SHEET	X	X
	S0.02	GENERAL NOTES	X	X
	S0.03	GENERAL NOTES	X	X
	S0.04	GENERAL NOTES	X	X

	S0.1.0A	SNOW LOADS PLAN — AREA A	X	X
	S0.1.0B	SNOW LOADS PLAN — AREA B	X	X
	S0.1.0C	SNOW LOADS PLAN — AREA C	X	X
	S0.1.0D	SNOW LOADS PLAN — AREA D	X	X
	S0.1.0G	SNOW LOADS PLAN — AREA G	X	X
	S0.1.0H	SNOW LOADS PLAN — AREA H	X	X
	S0.1.0J	SNOW LOADS PLAN — AREA J	X	X
	S0.1.0P	SNOW LOADS PLAN — AREA P	X	X
	S0.1.0Q	SNOW LOADS PLAN — AREA Q	X	X
	S0.1.0U	SNOW LOADS PLAN — AREA U	X	X
	S0.1.0V	SNOW LOADS PLAN — AREA V	X	X
	S0.1.0W	SNOW LOADS PLAN — AREA W	X	X

	S0.1.1A	WIND UPLIFT PLAN — AREA A	X	X
	S0.1.1B	WIND UPLIFT PLAN — AREA B	X	X
	S0.1.1C	WIND UPLIFT PLAN — AREA C	X	X
	S0.1.1D	WIND UPLIFT PLAN — AREA D	X	X
	S0.1.1G	WIND UPLIFT PLAN — AREA G	X	X
	S0.1.1H	WIND UPLIFT PLAN — AREA H	X	X
	S0.1.1J	WIND UPLIFT PLAN — AREA J	X	X
	S0.1.1P	WIND UPLIFT PLAN — AREA P	X	X
	S0.1.1Q	WIND UPLIFT PLAN — AREA Q	X	X
	S0.1.1U	WIND UPLIFT PLAN — AREA U	X	X

STRUCTURAL	17 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
STRUCTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	S0.1.1V	WIND UPLIFT PLAN — AREA V	X	X
	S0.1.1W	WIND UPLIFT PLAN — AREA W	X	X

	S0.1.1	BASIN CONSTRUCTION JOINT PLAN	X	X

	S2.00	PILE CAPACITY PLAN	X	X

	S2.1.0A	FOUNDATION PLAN — AREA A	X	X
	S2.1.0B	FOUNDATION PLAN — AREA B	X	X
	S2.1.0C	FOUNDATION PLAN — AREA C	X	X
	S2.1.0D	FOUNDATION PLAN — AREA D	X	X
	S2.1.0G	FOUNDATION PLAN — AREA G	X	X
	S2.1.0H	FOUNDATION PLAN — AREA H	X	X
	S2.1.0J	FOUNDATION PLAN — AREA J	X	X
	S2.1.0P	FOUNDATION PLAN — AREA P	X	X
	S2.1.0Q	FOUNDATION PLAN — AREA Q	X	X
	S2.1.0U	FOUNDATION PLAN — AREA U	X	X
	S2.1.0V	FOUNDATION PLAN — AREA V	X	X
	S2.1.0W	FOUNDATION PLAN — AREA W	X	X

	S2.1.1A	CASINO LEVEL FRAMING PLAN — AREA A	X	X
	S2.1.1B	CASINO LEVEL FRAMING PLAN — AREA B	X	X
	S2.1.1C	CASINO LEVEL FRAMING PLAN — AREA C	X	X
	S2.1.1D	CASINO LEVEL FRAMING PLAN — AREA D	X	X
	S2.1.1G	CASINO LEVEL FRAMING PLAN — AREA G	X	X
	S2.1.1H	CASINO LEVEL FRAMING PLAN — AREA H	X	X
	S2.1.1J	CASINO LEVEL FRAMING PLAN — AREA J	X	X
	S2.1.1P	CASINO LEVEL FRAMING PLAN — AREA P	X	X

STRUCTURAL	18 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
STRUCTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	S2.1.1Q	CASINO LEVEL FRAMING PLAN — AREA Q	X	X
	S2.1.1U	CASINO LEVEL FRAMING PLAN — AREA U	X	X
	S2.1.1V	CASINO LEVEL FRAMING PLAN — AREA V	X	X
	S2.1.1W	CASINO LEVEL FRAMING PLAN — AREA W	X	X

	S2.1.2A	SECOND LEVEL FRAMING PLAN — AREA A	X	X
	S2.1.2B	SECOND LEVEL FRAMING PLAN — AREA B	X	X
	S2.1.2C	SECOND LEVEL FRAMING PLAN — AREA C	X	X
	S2.1.2D	SECOND LEVEL FRAMING PLAN — AREA D	X	X
	S2.1.2G	SECOND LEVEL FRAMING PLAN — AREA G	X	X
	S2.1.2H	SECOND LEVEL FRAMING PLAN — AREA H	X	X
	S2.1.2J	SECOND LEVEL FRAMING PLAN — AREA J	X	X
	S2.1.2P	SECOND LEVEL FRAMING PLAN — AREA P	X	X
	S2.1.2Q	SECOND LEVEL FRAMING PLAN — AREA Q	X	X
	S2.1.2U	SECOND LEVEL FRAMING PLAN — AREA U	X	X
	S2.1.2V	SECOND LEVEL FRAMING PLAN — AREA V	X	X
	S2.1.2W	SECOND LEVEL FRAMING PLAN — AREA W	X	X

	S2.1.3A	ROOF LEVEL FRAMING PLAN — AREA A	X	X
	S2.1.3B	ROOF LEVEL FRAMING PLAN — AREA B	X	X
	S2.1.3C	ROOF LEVEL FRAMING PLAN — AREA C	X	X
	S2.1.3D	ROOF LEVEL FRAMING PLAN — AREA D	X	X
	S2.1.3G	ROOF LEVEL FRAMING PLAN — AREA G	X	X
	S2.1.3H	ROOF LEVEL FRAMING PLAN — AREA H	X	X
	S2.1.3J	ROOF LEVEL FRAMING PLAN — AREA J	X	X
	S2.1.3P	ROOF LEVEL FRAMING PLAN — AREA P	X	X
	S2.1.3Q	ROOF LEVEL FRAMING PLAN — AREA Q	X	X
	S2.1.3U	ROOF LEVEL FRAMING PLAN — AREA U	X	X

STRUCTURAL	19 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
STRUCTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	S2.1.3V	ROOF LEVEL AND CURB FRAMING PLANS — AREA V	X	X
	S2.1.3W	ROOF LEVEL FRAMING PLAN — AREA W	X	X

	S2.1.4V	TOWER ROOF FRAMING PLAN — AREA V	X	X
	S2.1.4W	TOWER ROOF FRAMING PLAN — AREA W	X	X

	S3.11	BEAM ELEVATIONS	X	X
	S3.12	BEAM ELEVATIONS	X	X
	S3.13	BEAM ELEVATIONS	X	X
	S3.14	BEAM ELEVATIONS	X	X
	S3.15	BEAM ELEVATIONS	X	X
	S3.16	BEAM ELEVATIONS	X	X
	S3.17	BEAM ELEVATIONS	X	X
	S3.18	BEAM ELEVATIONS	X	X
	S3.19	BEAM ELEVATIONS	X	X
	S3.20	BEAM ELEVATIONS	X	X
	S3.21	BEAM ELEVATIONS	X	X
	S3.22	BEAM ELEVATIONS	X	X

	S3.31	BRACE ELEVATIONS	X	X
	S3.32	BRACE ELEVATIONS	X	X
	S3.33	BRACE ELEVATIONS	X	X
	S3.34	BRACE ELEVATIONS	X	X
	S3.35	BRACE ELEVATIONS	X	X
	S3.36	BRACE ELEVATIONS	X	X
	S3.37	BRACE ELEVATIONS	X	X

	S3.41	SIGN ELEVATIONS	X	X

STRUCTURAL	20 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
STRUCTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES

	S3.51	WALL ELEVATIONS	X	X

	S4.21	BEAM SECTIONS	X	X
	S4.22	BEAM SECTIONS	X	X
	S4.23	BEAM SECTIONS	X	X

	S5.01	FOUNDATION SECTIONS	X	X
	S5.02	FOUNDATION SECTIONS	X	X
	S5.03	FOUNDATION SECTIONS	X	X
	S5.04	FOUNDATION SECTIONS	X	X
	S5.05	FOUNDATION SECTIONS	X	X
	S5.06	FOUNDATION SECTIONS	X	X
	S5.07	FOUNDATION SECTIONS	X	X
	S5.08	FOUNDATION SECTIONS	X	X
	S5.09	FOUNDATION SECTIONS	X	X
	S5.10	FOUNDATION SECTIONS	X	X

	S5.11	CONCRETE SECTIONS	X	X
	S5.12	CONCRETE SECTIONS	X	X
	S5.13	CONCRETE SECTIONS	X	X

	S5.31	MASONRY WALL SECTIONS	X	X
	S5.32	MASONRY WALL SECTIONS	X	X

	S5.41	MISCELLANEOUS SECTIONS	X	X

	S5.51	STEEL SECTIONS	X	X

STRUCTURAL	21 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
STRUCTURAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	S5.52	STEEL SECTIONS	X	X
	S5.53	STEEL SECTIONS	X	X
	S5.54	STEEL SECTIONS	X	X
	S5.55	STEEL SECTIONS	X	X
	S5.56	STEEL SECTIONS	X	X
	S5.57	STEEL SECTIONS	X	X
	S5.58	STEEL SECTIONS	X	X
	S5.59	STEEL SECTIONS	X	X
	S5.510	STEEL SECTIONS	X	X
	S5.511	STEEL SECTIONS	X	X
	S5.512	STEEL SECTIONS	X	X

	S7.11	PILE CAP PLANS	X	X
	S7.12	PILE CAP PLANS	X	X

		TOTAL STRUCTURAL SHEETS	134	134

STRUCTURAL	22 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
MECHANICAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	M1.0.1	MECHANICAL NOTE AND SCHEDULES	X	X
	M1.0.2	MECHANICAL OUTSIDE AIR CALCULATIONS	X	X

	M2.1.1A	CASINO LEVEL MECHANICAL PLAN AREA A	X	X
	M2.1.1B	CASINO LEVEL MECHANICAL PLAN AREA B	X	X
	M2.1.1C	CASINO LEVEL MECHANICAL PLAN AREA C	X	X
	M2.1.1D	CASINO LEVEL MECHANICAL PLAN AREA D	X	X
	M2.1.1G	CASINO LEVEL MECHANICAL PLAN AREA G	X	X
	M2.1.1H	CASINO LEVEL MECHANICAL PLAN AREA H	X	X
	M2.1.1J	CASINO LEVEL MECHANICAL PLAN AREA J	X	X
	M2.1.1P	CASINO LEVEL MECHANICAL PLAN AREA P	X	X
	M2.1.1Q	CASINO LEVEL MECHANICAL PLAN AREA Q	X	X
	M2.1.1U	CASINO LEVEL MECHANICAL PLAN AREA U	X	X
	M2.1.1V	CASINO LEVEL MECHANICAL PLAN AREA V	X	X
	M2.1.1W	CASINO LEVEL MECHANICAL PLAN AREA W	X	X

	M2.1.2A	SECOND LEVEL MECHANICAL PLAN AREA A	X	X
	M2.1.2B	SECOND LEVEL MECHANICAL PLAN AREA B	X	X
	M2.1.2C	SECOND LEVEL MECHANICAL PLAN AREA C	X	X
	M2.1.2D	SECOND LEVEL MECHANICAL PLAN AREA D	X	X
	M2.1.2H	SECOND LEVEL MECHANICAL PLAN AREA H	X	X
	M2.1.2P	SECOND LEVEL MECHANICAL PLAN AREA P	X	X

	M2.1.3	MECHANICAL PLAN ROOF	X	X

	M8.1.1	MECHANICAL ENLARGED PACKAGED CHILLED WATER PLANT	X	X
	M8.1.2	MECHANICAL ENLARGED HEATING PLANT	X	X

MECHANICAL	23 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
MECHANICAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	M9.1.1	MECHANICAL PIPING SCHEMATICS	X	X
	M9.1.2	MECHANICAL PIPING SCHEMATICS	X	X
	M9.1.3	MECHANICAL PIPING SCHEMATICS	X	X

	M10.1.1	MECHANICAL DETAILS	X	X
	M10.1.2	MECHANICAL DETAILS	X	X
	M10.1.3	MECHANICAL DETAILS	X	X

	M11.1.1	MECHANICAL SCHEDULES	X	X
	M11.1.2	MECHANICAL SCHEDULES	X	X
	M11.1.3	MECHANICAL SCHEDULES	X	X

		TOTAL MECHANICAL SHEETS	32	32

MECHANICAL	24 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
PLUMBING			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	P2.1.1A	CASINO LEVEL PLUMBING PLAN AREA A	X	X
	P2.1.1B	CASINO LEVEL PLUMBING PLAN AREA B	X	X
	P2.1.1C	CASINO LEVEL PLUMBING PLAN AREA C	X	X
	P2.1.1D	CASINO LEVEL PLUMBING PLAN AREA D	X	X
	P2.1.1G	CASINO LEVEL PLUMBING PLAN AREA G	X	X
	P2.1.1H	CASINO LEVEL PLUMBING PLAN AREA H	X	X
	P2.1.1J	CASINO LEVEL PLUMBING PLAN AREA J	X	X
	P2.1.1P	CASINO LEVEL PLUMBING PLAN AREA P	X	X
	P2.1.1Q	CASINO LEVEL PLUMBING PLAN AREA Q	X	X
	P2.1.1U	CASINO LEVEL PLUMBING PLAN AREA U	X	X
	P2.1.1V	CASINO LEVEL PLUMBING PLAN AREA V	X	X
	P2.1.1W	CASINO LEVEL PLUMBING PLAN AREA W	X	X

	P2.1.2A	SECOND LEVEL PLUMBING PLAN AREA A	X	X
	P2.1.2B	SECOND LEVEL PLUMBING PLAN AREA B	X	X
	P2.1.2C	SECOND LEVEL PLUMBING PLAN AREA C	X	X

	P2.1.3	ROOF LEVEL PLAN	X	X

	P3.1.1	CASINO LEVEL FIRE PROTECTION PLAN	X	X
	P3.1.2	SECOND LEVEL FIRE PROTECTION PLAN	X	X

	P5.1.1	PLUMBING RISER DIAGRAMS	X	X

	P10.1.1	PLUMBING DETAILS SCHEDULES AND LEGENDS	X	X
	P10.1.2	PLUMBING DETAILS SCHEDULES AND LEGENDS	X	X

PLUMBING	25 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
PLUMBING			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	PFS-1.0	CASINO LEVEL WAREHOUSE PLUMBING PLAN	X	X
	PFS-2.0	CASINO LEVEL MAIN KITCHEN PLUMBING PLAN	X	X
	PFS-3.0	CASINO LEVEL BUFFET PLUMBING PLAN	X	X
	PFS-4.0	CASINO LEVEL EMPLOYEE DINING ROOM PLUMBING PLAN	X	X
	PFS-5.0	CASINO LEVEL FINE DINING PLUMBING PLAN	X	X
	PFS-6.0	CASINO LEVEL 24 HOUR RESTAURANT PLUMBING PLAN	X	X
	PFS-7.0	CASINO LEVEL ENTERTAINMENT BAR PLUMBING PLAN	X	X
	PFS-8.0	CASINO LEVEL CASINO BARS PLUMBING PLAN	X	X
	PFS-9.0	CASINO LEVEL BEER HALL PLUMBING PLAN	X	X
	PFS-10.0	CASINO LEVEL BEER GARDEN KITCHEN PLUMBING PLAN	X	X
	PFS-11.0	CASINO LEVEL HIGH LIMIT SERVICE BAR PLUMBING PLAN	X	X
	PFS-12.0	CASINO LEVEL SOUTHEAST SERVICE BAR PLUMBING PLAN	X	X

		TOTAL PLUMBING SHEETS	33	33

PLUMBING	26 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
ELECTRICAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	E1.0.1	ELECTRICAL NOTES, SYMBOLS AND SCHEDULES	X	X
	E1.3.2	ELECTRICAL SITE PLAN	X	X
	E1.4.1	ELECTRICAL SITE LIGHTING PLAN	X	X
	E1.4.2	ELECTRICAL SITE LIGHTING PLAN	X	X
	E2.1.1A	CASINO LEVEL ELECTRICAL PLAN AREA A	X	X
	E2.1.1B	CASINO LEVEL ELECTRICAL PLAN AREA B	X	X
	E2.1.1C	CASINO LEVEL ELECTRICAL PLAN AREA C	X	X
	E2.1.1D	CASINO LEVEL ELECTRICAL PLAN AREA D	X	X
	E2.1.1G	CASINO LEVEL ELECTRICAL PLAN AREA G	X	X
	E2.1.1H	CASINO LEVEL ELECTRICAL PLAN AREA H	X	X
	E2.1.1J	CASINO LEVEL ELECTRICAL PLAN AREA J	X	X
	E2.1.1P	CASINO LEVEL ELECTRICAL PLAN AREA P	X	X
	E2.1.1Q	CASINO LEVEL ELECTRICAL PLAN AREA Q	X	X
	E2.1.1U	CASINO LEVEL ELECTRICAL PLAN AREA U	X	X
	E2.1.1V	CASINO LEVEL ELECTRICAL PLAN AREA V	X	X
	E2.1.1W	CASINO LEVEL ELECTRICAL PLAN AREA W	X	X
	E2.1.2A	SECOND LEVEL ELECTRICAL PLAN AREA A	X	X
	E2.1.2B	SECOND LEVEL ELECTRICAL PLAN AREA B	X	X
	E2.1.2C	SECOND LEVEL ELECTRICAL PLAN AREA C	X	X

	E2.4.1	ELECTRICAL PLAN ROOF LEVEL	X	X
	E2.5.1	ELECTRICAL GROUNDING PLAN	X	X

	E5.1.1A	CASINO LEVEL LIGHTING PLAN AREA A	X	X
	E5.1.1B	CASINO LEVEL LIGHTING PLAN AREA B	X	X
	E5.1.1C	CASINO LEVEL LIGHTING PLAN AREA C	X	X
	E5.1.1D	CASINO LEVEL LIGHTING PLAN AREA D	X	X

ELECTRICAL	27 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
ELECTRICAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	E5.1.1G	CASINO LEVEL LIGHTING PLAN AREA G	X	X
	E5.1.1H	CASINO LEVEL LIGHTING PLAN AREA H	X	X
	E5.1.1J	CASINO LEVEL LIGHTING PLAN AREA J	X	X
	E5.1.1P	CASINO LEVEL LIGHTING PLAN AREA P	X	X
	E5.1.1Q	CASINO LEVEL LIGHTING PLAN AREA Q	X	X
	E5.1.1U	CASINO LEVEL LIGHTING PLAN AREA U	X	X
	E5.1.1V	CASINO LEVEL LIGHTING PLAN AREA V	X	X
	E5.1.1W	CASINO LEVEL LIGHTING PLAN AREA W	X	X

	E5.1.2A	SECOND LEVEL LIGHTING PLAN AREA A	X	X
	E5.1.2B	SECOND LEVEL LIGHTING PLAN AREA B	X	X
	E5.1.2C	SECOND LEVEL LIGHTING PLAN AREA C	X	X
	E5.1.2D	SECOND LEVEL LIGHTING PLAN AREA D	X	X
	E5.1.2J	SECOND LEVEL LIGHTING PLAN AREA J	X	X
	E5.1.2Q	SECOND LEVEL LIGHTING PLAN AREA Q	X	X
	E5.1.2U	SECOND LEVEL LIGHTING PLAN AREA U	X	X
	E5.1.2V	SECOND LEVEL LIGHTING PLAN AREA V	X	X
	E5.1.2W	SECOND LEVEL LIGHTING PLAN AREA W	X	X

	E8.1.1	ONE-LINE DIAGRAMS NORMAL POWER MSA/MSB	X	X
	E8.1.2	ONE-LINE DIAGRAMS EMERGENCY POWER EMSA/EMSB	X	X

	E9.1.1	ELECTRICAL RISER DIAGRAM NORMAL POWER MSA/MSB	X	X
	E9.1.2	ELECTRICAL RISER DIAGRAMS EMERGENCY POWER EMSA/EMSB	X	X
	E9.1.3	FIRE ALARM DIAGRAMS AND FIRE ALARM MATRIX	X	X

	E10.1.1	ELECTRICAL PANEL SCHEDULES MSA	X	X

ELECTRICAL	28 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
ELECTRICAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	E10.1.2	ELECTRICAL PANEL SCHEDULES MSA	X	X
	E10.1.3	ELECTRICAL PANEL SCHEDULES MSB	X	X
	E10.1.4	ELECTRICAL PANEL SCHEDULES MSB	X	X
	E10.1.5	ELECTRICAL PANEL SCHEDULES EMSA	X	X
	E10.1.6	ELECTRICAL PANEL SCHEDULES EMSA	X	X
	E10.1.7	ELECTRICAL PANEL SCHEDULES EMSB	X	X
	E10.1.8	ELECTRICAL PANEL SCHEDULES EMSB	X	X
	E10.1.9	ELECTRICAL PANEL SCHEDULES EMSB	X	x
	E10.1.10	ELECTRICAL PANEL SCHEDULES EMSB	X	X
	E10.1.11	ELECTRICAL PANEL SCHEDULES EMSB	X	X
	E10.1.12	ELECTRICAL PANEL SCHEDULES EMSB	X	X
	E10.1.13	ELECTRICAL PANEL SCHEDULES EMSB	X	X

	E10.2.1	ELECTRICAL RELAY SCHEDULES	X	X
	E10.2.2	ELECTRICAL RELAY SCHEDULES	X	X

	E10.3.1	ELECTRICAL DIMMER SCHEDULES	X	X
	E10.3.2	ELECTRICAL DIMMER SCHEDULES	X	X
	E10.3.3	ELECTRICAL DIMMER SCHEDULES	X	X
	E10.3.4	ELECTRICAL DIMMER SCHEDULES	X	X

	E11.1.1	ELECTRICAL CALCULATIONS	X	X

	EFS-1.0	CASINO LEVEL WAREHOUSE ELECTRICAL PLAN AND SCHEDULE	X	X
	EFS-2.0	CASINO LEVEL MAIN KITCHEN ELECTRICAL PLAN	X	X
	EFS-2.01	CASINO LEVEL MAIN KITCHEN ELECTRICAL FOOD SERVICE EQUIP.	X	X
	EFS-3.0	CASINO LEVEL BUFFET ELECTRICAL PLANS AND SCHEDULE	X	X

ELECTRICAL	29 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
ELECTRICAL			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	EFS-3.01	CASINO LEVEL BUFFET ELECTRICAL FOOD SERVICE EQUIP. SCHEDULE	X	X
	EFS-4.0	CASINO LEVEL EMPLOYEE DINING ROOM ELECTRICAL PLAN AND SCHEDULE	X	X
	EFS-5.0	CASINO LEVEL FINE DINING ELECTRICAL PLAN	X	X
	EFS-5.01	CASINO LEVEL FINE DINING ELECTRICAL FOOD SERVICE EQUIP. SCHEDULE	X	X
	EFS-5.02	CASINO LEVEL FINE DINING ELECTRICAL FOOD SERVICE EQUIP. SCHEDULE	X	X
	EFS-6.0	CASINO LEVEL 24 HOUR RESTAURANT ELECTRICAL PLAN	X	X
	EFS-6.01	CASINO LEVEL 24 HOUR RESTAURANT ELECTRICAL FOOD- SERVICE	X	X
	EFS-7.0	CASINO LEVEL ENTERTAINMENT BAR ELECTRICAL PLAN	X	X
	EFS-7.01	CASINO LEVEL ENTERTAINMENT LOUNGE ELECTRICAL FOOD- SERVICE	X	X
	EFS-8.0	CASINO LEVEL CASINO BAR ELECTRICAL PLAN	X	X
	EFS-8.01	CASINO LEVEL CASINO BAR ELECTRICAL FOOD- SERVICE EQUIPMENT	X	X
	EFS-9.0	CASINO LEVEL BEER HALL ELECTRICAL PLAN AND SCHEDULE	X	X
	EFS-10.0	CASINO LEVEL BEER GARDEN KITCHEN ELECTRICAL PLAN AND SCHEDULE	X	X
	EFS-11.0	CASINO LEVEL SERVICE BAR ELECTRICAL PLAN AND SCHEDULE	X	X
	EFS-12.0	CASINO LEVEL SERVICE BAR ELECTRICAL PLAN AND SCHEDULE	X	X
	EFS-13.0	SECOND LEVEL VIP BAR ELECTRICAL PLAN AND SCHEDULE	X	X
	EFS-14.0	CASINO LEVEL SOUTHWEST COFFEE BAR ELECTRICAL PLAN AND	X	X

		TOTAL ELECTRICAL SHEETS	88	88

ELECTRICAL	30 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
LIGHTING			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	SL1.1.1	SITE LIGHTING PLAN	X	X

	SL1.2.1	MASTER PLAN CASINO LEVEL LIGHTING	X	X
	SL1.2.2	MASTER PLAN SECOND LEVEL LIGHTING	X	X
	SL1.3.1	MASTER PLAN ROOF LEVEL LIGHTING	X	X

	SL2.1.1G	CASINO LEVEL LIGHTING PLAN AREA G	X	X
	SL2.1.1H	CASINO LEVEL PLAN LIGHTING AREA H	X	X
	SL2.1.1J	CASINO LEVEL PLAN LIGHTING AREA J	X	X
	SL2.1.1P	CASINO LEVEL PLAN LIGHTING AREA P	X	X
	SL2.1.1Q	CASINO LEVEL PLAN LIGHTING AREA Q	X	X
	SL2.1.1U	CASINO LEVEL PLAN LIGHTING AREA U	X	X
	SL2.1.1V	CASINO LEVEL PLAN LIGHTING AREA V	X	X
	SL2.1.2D	SECOND LEVEL PLAN LIGHTING AREA D	X	X

	SL3.1.1	OVERALL LIGHTING EXT. ELEVATIONS	X	X

	SL3.2.1	EXTERIOR ELEVATION NORTH — LIGHTING	X	X
	SL3.2.2	EXTERIOR ELEVATION EAST — LIGHTING	X	X
	SL3.2.3	EXTERIOR ELEVATION SOUTH — LIGHTING	X	X
	SL3.2.4	EXTERIOR ELEVATION WEST — LIGHTING	X	X
	SL3.2.5	EXTERIOR ELEVATION — LIGHTING	X	X

	SL5.0.1	MASTER LIGHTING RCP CASINO LEVEL	X	X
	SL5.0.2	MASTER LIGHTING RCP SECOND LEVEL	X	X

	SL5.1.1C	CASINO LEVEL LIGHTING RCP AREA C	X	X

LIGHTING	31 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
LIGHTING			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	SL5.1.1DA	CASINO LEVEL LIGHTING RCP AREA D	X	X
	SL5.1.1DB	CASINO LEVEL LIGHTING WALL AREA D	X	X
	SL5.1.1GA	CASINO LEVEL LIGHTING RCP AREA G	X	X
	SL5.1.1GB	CASINO LEVEL LIGHTING WALL AREA G	X	X
	SL5.1.1HA	CASINO LEVEL LIGHTING RCP AREA H	X	X
	SL5.1.1HB	CASINO LEVEL LIGHTING WALL AREA H	X	X
	SL5.1.1JA	CASINO LEVEL LIGHTING RCP AREA J	X	X
	SL5.1.1JB	CASINO LEVEL LIGHTING WALL AREA J	X	X
	SL5.1.1PA	CASINO LEVEL LIGHTING RCP AREA P	X	X
	SL5.1.1PB	CASINO LEVEL LIGHTING WALL AREA P	X	X
	SL5.1.1QA	CASINO LEVEL LIGHTING RCP AREA Q	X	X
	SL5.1.1QB	CASINO LEVEL LIGHTING WALL AREA Q	X	X
	SL5.1.1UA	CASINO LEVEL LIGHTING RCP AREA U	X	X
	SL5.1.1UB	CASINO LEVEL LIGHTING WALL AREA U	X	X
	SL5.1.1VA	CASINO LEVEL LIGHTING RCP AREA V	X	X
	SL5.1.1VB	CASINO LEVEL LIGHTING WALL AREA V	X	X
	SL5.1.1WA	CASINO LEVEL LIGHTING RCP AREA W	X	X
	SL5.1.1WB	CASINO LEVEL LIGHTING WALL AREA W	X	X

	SL5.1.2C	SECOND LEVEL LIGHTING RCP AREA C	X	X
	SL5.1.2DA	SECOND LEVEL LIGHTING RCP AREA D	X	X
	SL5.1.2DB	SECOND LEVEL LIGHTING WALL AREA D	X	X

		TOTAL LIGHTING SHEETS	42	42

LIGHTING	32 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
LOW VOLTAGE			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	VD.00.000	NOTES AND SYMBOLS	X	X
	VD.00.001	SECTION 27 00 00 GENERAL CONDITIONS	X	X
	VD.00.002	SECTION 27 00 00 GENERAL CONDITIONS	X	X
	VD.00.003	SECTION 27 10 00 COMMUNICATIONS CABLING	X	X
	VD.00.004	SECTION 27 10 00 COMMUNICATIONS CABLING	X	X
	VD.00.005	SECTION 27 10 00 COMMUNICATIONS CABLING	X	X
	VD.00.100	DEVICE LEGEND	X	X
	VD.00.101	LVL 1 WIRE TRAY LAYOUT	X	X
	VD.00.102A	SYSTEM RISER DIAGRAMS	X	X
	VD.00.102B	SYSTEM RISER SCHEDULES	X	X
	VD.00.103	TELECOM GROUNDING SYSTEM	X	X
	VD.01.001	IDF-1A & IDF-1B OUTLET LOCATIONS	X	X
	VD.01.002	IDF-1C OUTLET LOCATIONS	X	X
	VD.01.003	IDF-1D, IDF-1E, & IDF-1F OUTLET LOCATIONS	X	X
	VD.01.004	IDF-1G & IDF-1H LVL 1 OUTLET LOCATIONS	X	X
	VD.01.005	IDF-1H LVL1 FLOOR OUTLET LOCATIONS	X	X
	VD.01.006	MDF-2 LVL1 OUTLET LOCATIONS	X	X
	VD.01.101	IDF-1A BUILD OUT	X	X
	VD.01.102	IDF-1B BUILD OUT	X	X
	VD.01.103	IDF-1C BUILD OUT	X	X
	VD.01.104	IDF-1D BUILD OUT	X	X
	VD.01.105	IDF-1E BUILD OUT	X	X
	VD.01.106	IDF-1F BUILD OUT	X	X
	VD.01.107	IDF-1G BUILD OUT	X	X
	VD 01.108	IDF-1H BUILD OUT	X	X
	VD.02.007	IDF-2A & MDF-2 LVL 2 OUTLET LOCATIONS	X	X
	VD.02.109A	MDF-2 BUILD OUT	X	X

LOW VOLTAGE	33 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
LOW VOLTAGE			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	VD.02.109B	SPOT POLLING ROOM	X	X
	VD.02.110	IDF-2A BUILD OUT	X	X
	AV.00.000	SECTION 27 41 00 AUDIO-VIDEO SYSTEMS	X	X
	AV.00.001	SECTION 27 41 00 AUDIO-VIDEO SYSTEMS	X	X
	AV.00.101	AUDIO BACKBONE LINE DIAGRAM	X	X
	AV.01.001	IDF-1A & IDF-1B A/V DEVICES	X	X
	AV.01.002	IDF-1C A/V DEVICES	X	X
	AV.01.003	CASINO FLOOR SOUTH AV DEVICES	X	X
	AV.01.004	CASINO FLOOR NORTH AV DEVICES	X	X
	AV.01.005	IDF-1H NON-CASINO LVL 1 AV DEVICES	X	X
	AV.01.006	MDF-2 LVL1 AV DEVICES	X	X
	AV.01.008	LVL 1 SPEAKER ZONES	X	X
	AV.01.101	IDF-1D AV LINE DIAGRAM	X	X
	AV.01.102	IDF-1F AV LINE DIAGRAM	X	X
	AV.01.103	IDF-1H AV LINE DIAGRAM	X	X
	AV.02.007	IDF-2A & MDF-2 LVL 2 AV DEVICES	X	X
	AV.02.009	LVL 2 SPEAKER ZONES	X	X
	AV.02.101	AV HEAD END BUILD OUT	X	X
	AV.02.102	AV HE AUDIO LINE DIAGRAM	X	X
	AV.02.103	AV HE CONTROL LINE DIAGRAM	X	X
	AV.02.104	IDF-2A AV LINE DIAGRAM	X	X
	AV.02.105	LVL 2 CONF ROOMS LINE DIAGRAM	X	X
	SC.00.000	SECTION 28 00 00 SECURITY SYSTEMS	X	X
	SC.00.001	SECTION 28 00 00 SECURITY SYSTEMS	X	X
	SC.00.002	SECTION 28 00 00 SECURITY SYSTEMS	X	X
	SC.01.001A	IDF-1A & IDF-1B AREA CAMERAS	X	X
	SC.01.001B	IDF-1A & IDF-1B AREA SECURITY DEVICES	X	X

LOW VOLTAGE	34 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
LOW VOLTAGE			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	SC.01.002A	IDF-1C AREA CAMERAS	X	X
	SC.01.002B	IDF-1C AREA SECURITY DEVICES	X	X
	SC.01.003A	IDF-1F-SOUTH CAMERA LOCATIONS	X	X
	SC.01.003B	IDF-1F-SOUTH SECURITY DEVICES	X	X
	SC.01.004A	IDF-1G IDF-1H LVL 1 CAMERA LOCATIONS	X	X
	SC.01.004B	IDF-1G & IDF-1H LVL 1 SECURITY DEVICES	X	X
	SC.01.005A	IDF-1H NON-CASINO LVL 1 CAMERA LOCATIONS	X	X
	SC.01.005B	IDF-1H NON-CASINO LVL 1 SECURITY DEVICES	X	X
	SC.01.006A	MDF-2 LVL 1 CAMERA LOCATIONS	X	X
	SC.01.006B	MDF-2 LVL 1 SECURITY DEVICES	X	X
	SC.01.102	CASINO ENTRANCE TURNSTILES	X	X
	SC.01.103	ACCESS CONTROLLED DOOR DETAIL	X	X
	SC.02.007A	LVL 2 SECURITY DEVICE LOCATIONS	X	X
	SC.02.007B	LVL 2 SECURITY DEVICE LOCATIONS	X	X
	SC.02.101	SURVEILLANCE ROOM LAYOUT	X	X

		TOTAL LOW VOLTAGE SHEETS	69	69

LOW VOLTAGE	35 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
FOOD SERVICE			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	FS-1.0M	CASINO LEVEL MASTER PLAN	X	X
	FS-1.0	CASINO LEVEL WAREHOUSE EQUIPMENT PLAN	X	X
	FS-1.1	CASINO LEVEL WAREHOUSE ELECTRICAL PLAN	X	X
	FS-1.2	CASINO LEVEL WAREHOUSE PLUMBING PLAN	X	X
	FS-1.3	CASINO LEVEL WAREHOUSE MECHANICAL PLAN	X	X
	FS-1.4	CASINO LEVEL WAREHOUSE BLDG. WORKS PLAN	X	X
	FS-1.5	CASINO LEVEL WAREHOUSE BEER CONDUIT PLAN	X	X
	FS-1.6	CASINO LEVEL WAREHOUSE SODA CONDUIT PLAN	X	X
	FS-1.7	CASINO LEVEL WAREHOUSE LIQUOR CONDUIT PLAN	X	X
	FS-2.0	CASINO LEVEL MAIN KITCHEN EQUIPMENT PLAN	X	X
	FS-2.S	CASINO LEVEL MAIN KITCHEN EQUIPMENT SCHEDULE	X	X
	FS-2.1	CASINO LEVEL MAIN KITCHEN ELECTRICAL PLAN	X	X
	FS-2.2	CASINO LEVEL MAIN KITCHEN ELECTRICAL SCHEDULE	X	X
	FS-2.3	CASINO LEVEL MAIN KITCHEN PLUMBING PLAN	X	X
	FS-2.4	CASINO LEVEL MAIN KITCHEN FLOOR SINK PLAN	X	X
	FS-2.5	CASINO LEVEL MAIN KITCHEN PLUMBING SCHEDULE	X	X
	FS-2.6	CASINO LEVEL MAIN KITCHEN MECHANICAL PLAN	X	X
	FS-2.7	CASINO LEVEL MAIN KITCHEN BUILDING WORKS PLAN	X	X
	FS-2.8	CASINO LEVEL MAIN KITCHEN ELEVATIONS	X	X
	FS-2.9	CASINO LEVEL MAIN KITCHEN ELEVATIONS	X	X
	FS-2.10	CASINO LEVEL MAIN KITCHEN HOOD DETAILS	X	X
	FS-3.0	CASINO LEVEL BUFFET EQUIPMENT PLAN	X	X
	FS-3.0S	CASINO LEVEL BUFFET EQUIPMENT SCHEDULE	X	X
	FS-3.1	CASINO LEVEL BUFFET ELECTRICAL PLAN	X	X
	FS-3.2	CASINO LEVEL BUFFET ELECTRICAL SCHEDULE	X	X
	FS-3.3	CASINO LEVEL BUFFET PLUMBING PLAN	X	X
	FS-3.4	CASINO LEVEL BUFFET FLOOR SINK PLAN	X	X

FOOD SERVICE	36 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
FOOD SERVICE			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	FS-3.5	CASINO LEVEL BUFFET PLUMBING SCHEDULE	X	X
	FS-3.6	CASINO LEVEL BUFFET MECHANICAL PLAN	X	X
	FS-3.7	CASINO LEVEL BUFFET BUILDING WORKS PLAN	X	X
	FS-3.8	CASINO LEVEL BUFFET ELEVATIONS	X	X
	FS-3.9	CASINO LEVEL BUFFET ELEVATIONS	X	X
	FS-3.10	CASINO LEVEL BUFFET ELEVATIONS	X	X
	FS-3.11	CASINO LEVEL BUFFET HOOD DETAILS	X	X
	FS-3.12	CASINO LEVEL BUFFET HOOD DETAILS	X	X
	FS-4.0	CASINO LEVEL EMPLOYEE DINING ROOM EQUIPMENT PLAN	X	X
	FS-4.1	CASINO LEVEL EMPLOYEE DINING ROOM ELECTRICAL PLAN	X	X
	FS-4.2	CASINO LEVEL EMPLOYEE DINING ROOM PLUMBING PLAN	X	X
	FS-4.3	CASINO LEVEL EMPLOYEE DINING ROOM BLDG. WORKS PLAN	X	X
	FS-4.4	CASINO LEVEL EMPLOYEE DINING ROOM ELEVATIONS	X	X
	FS-4.5	CASINO LEVEL EMPLOYEE DINING ROOM HOOD DETAILS	X	X

	FS-5.0	CASINO LEVEL FINE DINING — EQUIPMENT PLAN	X	X
	FS-5.S	CASINO LEVEL FINE DINING EQUIPMENT SCHEDULE	X	X
	FS-5.1	CASINO LEVEL FINE DINING ELECTRICAL PLAN	X	X
	FS-5.2	CASINO LEVEL FINE DINING ELECTRICAL SCHEDULE	X	X
	FS-5.3	CASINO LEVEL FINE DINING PLUMBING PLAN	X	X
	FS-5.4	CASINO LEVEL FINE DINING FLOOR SINK PLAN	X	X
	FS-5.5	CASINO LEVEL FINE DINING PLUMBING SCHEDULE	X	X
	FS-5.6	CASINO LEVEL FINE DINING MECHANICAL PLAN	X	X
	FS-5.7	CASINO LEVEL FINE DINING BUILDING WORKS PLAN	X	X
	FS-5.8	CASINO LEVEL FINE DINING ELEVATIONS	X	X
	FS-5.9	CASINO LEVEL FINE DINING ELEVATIONS	X	X
	FS-5.10	CASINO LEVEL FINE DINING KITCHEN HOOD DETAILS	X	X

FOOD SERVICE	37 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
FOOD SERVICE			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	FS-6.0	CASINO LEVEL 24 HOUR RESTAURANT EQUIPMENT PLAN	X	X
	FS-6.1	CASINO LEVEL 24 HOUR RESTAURANT ELECTRICAL PLAN	X	X
	FS-6.2	CASINO LEVEL 24 HOUR RESTAURANT PLUMBING PLAN	X	X
	FS-6.3	CASINO LEVEL 24 HOUR RESTAURANT MECHANICAL PLAN	X	X
	FS-6.4	CASINO LEVEL 24 HOUR RESTAURANT BLDG WORKS PLAN	X	X
	FS-6.5	CASINO LEVEL 24 HOUR RESTAURANT ELEVATIONS 1	X	X
	FS-6.6	CASINO LEVEL 24 HOUR RESTAURANT ELEVATIONS 2	X	X
	FS-6.7	CASINO LEVEL 24 HOUR RESTAURANT HOOD DETAILS	X	X
	FS-7.0	CASINO LEVEL ENTERTAINMENT BAR — EQUIP. PLAN	X	X
	FS-7.S	CASINO LEVEL ENTERTAINMENT BAR SCHEDULE	X	X
	FS-7.1	CASINO LEVEL ENTERTAINMENT BAR — ELECT. PLAN	X	X
	FS-7.2	CASINO LEVEL ENTERTAINMENT BAR — PLUMB. PLAN	X	X
	FS-7.3	CASINO LEVEL ENTERTAINMENT BAR — FLOOR SINK PLAN	X	X
	FS-7.4	CASINO LEVEL ENTERTAINMENT BAR — UTILITY SCHEDULE	X	X
	FS-7.5	CASINO LEVEL ENTERTAINMENT BAR — MECH. PLAN	X	X
	FS-7.6	CASINO LEVEL ENTERTAINMENT BAR — BUILDING WORKS PLAN
	FS-7.7	CASINO LEVEL ENTERTAINMENT BAR ELEVATIONS	X	X
	FS-8.0	CASINO LEVEL CASINO BARS EQUIPMENT PLAN	X	X
	FS-8.S	CASINO LEVEL CASINO BARS SCHEDULE	X	X
	FS-8.1	CASINO LEVEL CASINO BARS ELECTRICAL PLAN	X	X
	FS-8.2	CASINO LEVEL CASINO BARS PLUMBING PLAN	X	X
	FS-8.3	CASINO LEVEL CASINO BARS FLOOR SINK PLAN	X	X
	FS-8.4	CASINO LEVEL CASINO BARS UTILITY SCHEDULE	X	X
	FS-8.5	CASINO LEVEL CASINO BARS MECHANICAL PLAN	X	X
	FS-8.6	CASINO LEVEL CASINO BARS BUILDING WORKS PLAN	X	X
	FS-8.7	CASINO LEVEL CASINO BARS ELEVATIONS	X	X

FOOD SERVICE	38 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
FOOD SERVICE			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	FS-9.0	CASINO LEVEL BEER HALL EQUIPMENT PLAN	X	X
	FS-9.1	CASINO LEVEL BEER HALL ELECTRICAL PLAN	X	X
	FS-9.2	CASINO LEVEL BEER HALL PLUMBING PLAN	X	X
	FS-9.3	CASINO LEVEL BEER HALL CONDUIT & FL. SINK PLAN	X	X
	FS-9.4	CASINO LEVEL BEER HALL MECHANICAL & BLDG WORKS PLAN	X	X
	FS-9.5	CASINO LEVEL BEER HALL ELEVATIONS	X	X
	FS-10.0	CASINO LEVEL BEER GARDEN KITCHEN EQUIPMENT PLAN	X	X
	FS-10.1	CASINO LEVEL BEER GARDEN KITCHEN ELECTRICAL PLAN	X	X
	FS-10.2	CASINO LEVEL BEER GARDEN KITCHEN PLUMBING PLAN	X	X
	FS-10.3	CASINO LEVEL BEER GARDEN KITCHEN MECHANICAL PLAN	X	X
	FS-10.4	CASINO LEVEL BEER GARDEN KITCHEN BLDG. WORKS PLAN	X	X
	FS-10.5	CASINO LEVEL BEER GARDEN KITCHEN ELEVATIONS	X	X
	FS-10.6	CASINO LEVEL BEER GARDEN KITCHEN HOOD DETAILS	X	X
	FS-11.0	CASINO LEVEL HIGH LIMIT/ BEVARAGE COUNTER EQUIPMENT PLAN	X	X
	FS-11.1	CASINO LEVEL HIGH LIMIT/ BEVERAGE COUNTER ELECTRICAL PLAN	X	X
	FS-11.2	CASINO LEVEL HIGH LIMIT/ BEVERAGE COUNTER PLUMBING PLAN	X	X
	FS-11.3	CASINO LEVEL HIGH LIMIT/ BEVERAGE COUNTER BLDG WORKS PLAN	X	X
	FS-11.4	CASINO LEVEL HIGH LIMIT/ BEVERAGE COUNTER ELEVATIONS	X	X
	FS-12.0	CASINO LEVEL SOUTHEAST SERVICE BAR EQUIPMENT PLAN	X	X
	FS-12.1	CASINO LEVEL SOUTHEAST SERVICE BAR ELECTRICAL PLAN	X	X
	FS-12.2	CASINO LEVEL SOUTHEAST SERVICE BAR PLUMBING PLAN	X	X
	FS-12.3	CASINO LEVEL SOUTHEAST SERVICE BAR BLDG WORKS PLAN	X	X
	FS-12.4	CASINO LEVEL SOUTHEAST SERVICE BAR ELEVATIONS	X	X

		TOTAL FOOD SERVICE SHEETS	102	102

FOOD SERVICE	39 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
INTERIOR DESIGN			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	10.1.0	COVER SHEET	X	X
	10.1.1	GENERAL NOTES, SYMBOL LEGENDS & ABBREVIATIONS	X	X
	10.1.2	SHEET INDEX	X	X
	10.2.1	FINISH & MATERIALS LIST — GRAND COURT	X	X
	10.2.2	FINISH & MATERIALS LIST — 24 DINER	X	X
	10.2.3	FINISH & MATERIALS LIST — BIERHAUS	X	X
	10.2.4	FINISH & MATERIALS LIST — VIP	X	X
	10.2.5	FINISH & MATERIALS LIST — CASINO	X	X
	10.2.5A	FINISH & MATERIALS LIST — CASINO	X	X
	10.2.5B	FINISH & MATERIALS LIST — CASINO	X	X
	10.2.6	FINISH & MATERIALS LIST — BUFFET	X	X
	10.2.7	FINISH & MATERIALS LIST — PROMENADE	X	X
	10.2.8	FINISH & MATERIALS LIST — PUBLIC RESTROOMS	X	X
	10.2.9	FINISH & MATERIALS LIST — COFFE SHOP	X	X
	11.1.1	OVERALL MASTER LOCATION PLAN — CASINO LEVEL	X	X
	11.1.2	OVERALL MASTER LOCATION PLAN — SECOND LEVEL	X	X

	1.1.100	REFERENCE PLAN — GRAND COURT	X	X
	1.1.200	REFLECTED CEILING PLAN — GRAND COURT	X	X
	1.2.201	REFLECTED CEILING PLAN — GRAND COURT	X	X
	1.1.300	POWER PLAN — GRAND COURT	X	X
	1.1.400	FLOOR FINISH PLAN — GRAND COURT	X	X
	1.1.500	FF & A PLAN — GRAND COURT	X	X
	1.1.600	INTERIOR ELEVATIONS — GRAND COURT	X	X
	1.1.601	INTERIOR ELEVATIONS — GRAND COURT	X	X
	1.1.602	INTERIOR ELEVATIONS — GRAND COURT	X	X
	1.1.603	INTERIOR ELEVATIONS — GRAND COURT	X	X

FOOD SERVICE	40 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
INTERIOR DESIGN			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	1.1.604	INTERIOR ELEVATIONS — GRAND COURT	X	X
	1.1.605	INTERIOR ELEVATIONS — GRAND COURT	X	X
	1.1.606	INTERIOR ELEVATIONS — GRAND COURT	X	X
	1.1.607	INTERIOR ELEVATIONS — GRAND COURT	X	X
	1.1.608	INTERIOR ELEVATIONS — GRAND COURT	X	X
	1.1.800	INTERIOR ARCHITECTURE DETAILS — GRAND COURT	X	X
	1.1.801	INTERIOR ARCHITECTURE DETAILS — GRAND COURT	X	X
	1.1.802	INTERIOR ARCHITECTURE DETAILS — GRAND COURT	X	X
	1.1.803	INTERIOR ARCHITECTURE DETAILS — GRAND COURT	X	X
	1.1.804	INTERIOR ARCHITECTURE DETAILS — GRAND COURT	X	X
	1.1.805	INTERIOR ARCHITECTURE DETAILS — GRAND COURT	X	X
	1.1.806	INTERIOR ARCHITECTURE DETAILS — GRAND COURT	X	X
	1.1.900	MILLWORK DETAILS — GRAND COURT	X	X
	1.1.901	MILLWORK DETAILS — GRAND COURT	X	X
	1.1.902	MILLWORK DETAILS — GRAND COURT	X	X
	1.2.100	REFERENCE PLAN — 24 DINER	X	X
	1.2.200	REFLECTED CEILING PLAN — 24 DINER	X	X
	1.2.300	POWER PLAN — 24 DINER	X	X
	1.2.400	FLOOR FINISH PLAN — 24 DINER	X	X
	1.2.500	FF&A PLAN — 24 DINER	X	X
	1.2.600	INTERIOR ELEVATIONS — 24 DINER	X	X
	1.2.800	INTERIOR ARCHITECTURE DETAILS — 24 DINER	X	X
	1.2.801	INTERIOR ARCHITECTURE DETAILS — 24 DINER	X	X
	1.2.802	INTERIOR ARCHITECTURE DETAILS — 24 DINER	X	X
	1.2.803	INTERIOR ARCHITECTURE DETAILS — 24 DINER	X	X
	1.2.900	MILLWORK DETAILS — 24 DINER	X	X
	1.3.100	REFERENCE PLAN — BIERHAUS	X	X

INTERIOR DESIGN	41 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
		INTERIOR DESIGN	16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	1.3.200	REFLECTED CEILING PLAN — BIERHAUS	X	X
	1.3.300	POWER PLAN — BIERHAUS	X	X
	1.3.400	FLOOR FINISH PLAN — BIERHAUS	X	X
	1.3.500	FF&A PLAN — BIERHAUS	X	X
	1.3.600	INTERIOR ELEVATIONS — BIERHAUS	X	X
	1.3.601	INTERIOR ELEVATIONS — BIERHAUS	X	X
	1.3.800	INTERIOR ARCHITECTURE DETAILS — BIERHAUS	X	X
	1.3.801	INTERIOR ARCHITECTURE DETAILS — BIERHAUS	X	X
	1.3.900	MILLWORK DETAILS — BIERHAUS	X	X
	1.4.100	REFERENCE PLAN — VIP	X	X
	1.4.100A	REFERENCE PLAN — VIP	X	X
	1.4.200	REFLECTED CEILING PLAN — VIP	X	X
	1.4.300	POWER PLAN — VIP	X	X
	1.4.400	FLOOR FINISH PLAN — VIP	X	X
	1.4.500	FF&A PLAN — VIP	X	X
	1.4.600	INTERIOR ELEVATIONS — VIP	X	X
	1.4.601	INTERIOR ELEVATIONS — VIP	X	X
	1.4.800	INTERIOR ARCHITECTURE DETAILS — VIP	X	X
	1.4.801	INTERIOR ARCHITECTURE DETAILS — VIP	X	X
	1.4.900	MILLWORK DETAILS — VIP	X	X
	1.5.1	CASINO ZONING PLAN	X	X
	1.5.2	CASINO ZONING REFLECTED CEILING PLAN	X	X
	1.5.100	REFERENCE PLAN — CASINO A	X	X
	1.5.101	REFERENCE PLAN — CASINO B	X	X
	1.5.102	REFERENCE PLAN — CASINO C	X	X
	1.5.103	REFERENCE PLAN — CASINO D	X	X
	1.5.104	REFERENCE PLAN — CASINO E	X	X

INTERIOR DESIGN	42 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
INTERIOR DESIGN			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	1.5.200	REFLECTED CEILING PLAN — CASINO A	X	X
	1.5.201	REFLECTED CEILING PLAN — CASINO B	X	X
	1.5.202	REFLECTED CEILING PLAN — CASINO C	X	X
	1.5.203	REFLECTED CEILING PLAN — CASINO D	X	X
	1.5.204	REFLECTED CEILING PLAN — CASINO E	X	X
	1.5.400	FLOOR FINISH PLAN — CASINO A	X	X
	1.5.401	FLOOR FINISH PLAN — CASINO B	X	X
	1.5.402	FLOOR FINISH PLAN — CASINO C	X	X
	1.5.403	FLOOR FINISH PLAN — CASINO D	X	X
	1.5.404	FLOOR FINISH PLAN — CASINO E	X	X
	1.5.500	FF&A PLAN — CASINO A	X	X
	1.5.501	FF&A PLAN — CASINO B	X	X
	1.5.502	FF&A PLAN — CASINO C	X	X
	1.5.503	FF&A PLAN — CASINO D	X	X
	1.5.504	FF&A PLAN — CASINO E	X	X
	1.5.600	INTERIOR ELEVATIONS — CASINO	X	X
	1.5.601	INTERIOR ELEVATIONS — CASINO	X	X
	1.5.602	INTERIOR ELEVATIONS — CASINO	X	X
	1.5.603	INTERIOR ELEVATIONS — CASINO	X	X
	1.5.603-A	INTERIOR ELEVATIONS — CASINO	X	X
	1.5.604	INTERIOR ELEVATIONS — CASINO	X	X
	1.5.605	INTERIOR ELEVATIONS — CASINO	X	X
	1.5.606	INTERIOR ELEVATIONS — CASINO	X	X
	1.5.607	INTERIOR ELEVATIONS — CASINO	X	X
	1.5.608	INTERIOR ELEVATIONS — CASINO	X	X
	1.5.609	INTERIOR ELEVATIONS — CASINO	X	X
	1.5.610	INTERIOR ELEVATIONS — CASINO	X	X

INTERIOR DESIGN	43 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
INTERIOR DESIGN			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	1.5.611	INTERIOR ELEVATIONS — CASINO	X	X
	1.5.612	INTERIOR ELEVATIONS — CASINO	X	X
	1.5.613	INTERIOR ELEVATIONS — CASINO	X	X
	1.5.614	ELEVATIONS — CASINO	X	X
	1.5.700	ENLARGED HIGH LIMIT RESTROOMS — CASINO	X	X
	1.5.800	INTERIOR ARCHITECTURE DETAILS — CASINO	X	X
	1.5.801	INTERIOR ARCHITECTURE DETAILS — CASINO	X	X
	1.5.802	INTERIOR ARCHITECTURE DETAILS — CASINO	X	X
	1.5.803	INTERIOR ARCHITECTURE DETAILS — CASINO	X	X
	1.5.804	INTERIOR ARCHITECTURE DETAILS — CASINO	X	X
	1.5.805	INTERIOR ARCHITECTURE DETAILS — CASINO	X	X
	1.5.806	INTERIOR ARCHITECTURE DETAILS — CASINO	X	X
	1.5.807	INTERIOR ARCHITECTURE DETAILS — CASINO	X	X
	1.5.808	INTERIOR ARCHITECTURE DETAILS — CASINO	X	X
	1.5.809	INTERIOR ARCHITECTURE DETAILS — CASINO	X	X
	1.5.810	INTERIOR ARCHITECTURE DETAILS — CASINO	X	X
	1.5.811	INTERIOR ARCHITECTURE DETAILS — CASINO	X	X
	1.5.812	INTERIOR ARCHITECTURE DETAILS — CASINO	X	X
	1.5.813	INTERIOR ARCHITECTURE DETAILS — CASINO	X	X
	1.5.900	MILLWORK DETAILS — CASINO	X	X
	1.5.901	MILLWORK DETAILS — CASINO	X	X
	1.5.902	MILLWORK DETAILS — CASINO	X	X
	1.5.903	MILLWORK DETAILS — CASINO	X	X
	1.5.904	MILLWORK DETAILS — CASINO	X	X
	1.5.906	MILLWORK DETAILS — CASINO	X	X

	1.6.100	REFERENCE PLAN — BUFFET	X	X

INTERIOR DESIGN	44 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
INTERIOR DESIGN			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	1.6.200	REFLECTED CEILING PLAN — BUFFET	X	X
	1.6.300	POWER PLAN — BUFFET	X	X
	1.6.400	FLOOR FINISH PLAN — BUFFET	X	X
	1.6.500	FF&A PLAN — BUFFET	X	X
	1.6.600	INTERIOR ELEVATIONS — BUFFET	X	X
	1.6.601	INTERIOR ELEVATIONS — BUFFET	X	X
	1.6.602	INTERIOR ELEVATIONS — BUFFET	X	X
	1.6.603	INTERIOR ELEVATIONS — BUFFET	X	X
	1.6.800	INTERIOR ARCHITECTURE DETAILS — BUFFET	X	X
	1.6.900	MILLWORK DETAILS — BUFFET	X	X
	1.6.901	MILLWORK DETAILS — BUFFET	X	X
	1.6.902	MILLWORK DETAILS — BUFFET	X	X
	1.6.903	MILLWORK DETAILS — BUFFET	X	X
	1.7.100	REFERENCE PLAN — PROMENADE	X	X
	1.7.200	REFLECTED CEILING PLAN — PROMENADE	X	X
	1.7.300	POWER PLAN — PROM FLOOR FINISH PLAN — PROMENADE	X	X
	1.7.400	FF&A PLAN — PROMENADE	X	X
	1.7.600	INTERIOR ELEVATIONS — PROMENADE	X	X
	1.7.601	INTERIOR ELEVATIONS — PROMENADE	X	X
	1.8.100	REFERENCE PLAN — PUBLIC RESTROOMS	X	X
	1.8.100A	PLUMBING FIXTURE REF. PLAN — PUBLIC RESTROOMS	X	X
	1.8.101	REFERENCE PLAN — PUBLIC RESTROOMS	X	X
	1.8.101A	PLUMBING REF. PLAN — PUBLIC RESTROOMS	X	X
	1.8.200	REFLECTED CEILING PLAN — PUBLIC RESTROOMS	X	X
	1.8.201	REFLECTED CEILING PLAN — PUBLIC RESTROOMS	X	X
	1.8.300	POWER PLAN — PUBLIC RESTROOMS	X	X
	1.8.301	POWER PLAN — PUBLIC RESTROOMS	X	X

INTERIOR DESIGN	45 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
INTERIOR DESIGN			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	1.8.400	FLOOR FINISH PLAN — PUBLIC RESTROOMS	X	X
	1.8.401	FLOOR FINISH PLAN — PUBLIC RESTROOMS	X	X
	1.8.500	FF&A PLAN — PUBLIC RESTROOMS	X	X
	1.8.501	FF&A PLAN — PUBLIC RESTROOMS	X	X
	1.8.600	INTERIOR ELEVATIONS — PUBLIC RESTROOMS	X	X
	1.8.601	INTERIOR ELEVATIONS — PUBLIC RESTROOMS	X	X
	1.8.602	INTERIOR ELEVATIONS — PUBLIC RESTROOMS	X	X
	1.8.603	INTERIOR ELEVATIONS — PUBLIC RESTROOMS	X	X
	1.8.604	INTERIOR ELEVATIONS — PUBLIC RESTROOMS	X	X
	1.8.605	INTERIOR ELEVATIONS — PUBLIC RESTROOMS	X	X
	1.8.606	INTERIOR ELEVATIONS — PUBLIC RESTROOMS	X	X
	1.8.607	INTERIOR ELEVATIONS — PUBLIC RESTROOMS	X	X
	1.8.608	INTERIOR ELEVATIONS — PUBLIC RESTROOMS	X	X
	1.8.609	INTERIOR ELEVATIONS — PUBLIC RESTROOMS	X	X
	1.8.800	INTERIOR ARCHITECTURE DETAILS	X	X
	1.8.900	MILLWORK DETAILS	X	X
	1.8.901	MILLWORK DETAILS	X	X
	1.8.902	MILLWORK DETAILS	X	X
	1.9.100	REFERENCE PLAN & RCP — COFFEE SHOP	X	X
	1.9.200	POWER, FLOOR FIN & FF& A PLAN — COFFEE SHOP	X	X
	1.9.600	INTERIOR ELEVATIONS — COFFEE SHOP	X	X
	1.9.800	INTERIOR ARCHITECTURE DETAILS — COFFEE HOUSE	X	X
	1.9.801	INTERIOR ARCHITECTURE DETAILS — COFFEE HOUSE	X	X
	1.9.900	MILLWORK DETAILS — COFFEE SHOP	X	X
	1.9.901	MILLWORK DETAILS — COFFEE SHOP	X	X
	1.9.902	MILLWORK DETAILS — COFFEE SHOP	X	X
	1.12.1	PLUMBING SCHEDULE	X	X

INTERIOR DESIGN	46 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
INTERIOR DESIGN			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	1.12.2	PLUMBING & SPECIAL EQUIPMENT SCHEDULE	X	X
	1.12.3	PLUMBING & SPECIAL EQUIPMENT SCHEDULE	X	X
	1.12.4	PLUMBING & SPECIAL EQUIPMENT SCHEDULE	X	X
	1.12.5	PLUMBING & SPECIAL EQUIPMENT SCHEDULE	X	X
	1.12.6	PLUMBING & SPECIAL EQUIPMENT SCHEDULE	X	X
	1.12.7	PLUMBING & SPECIAL EQUIPMENT SCHEDULE	X	X
	1.12.8	PLUMBING & SPECIAL EQUIPMENT SCHEDULE	X	X
	1.12.9	PLUMBING & SPECIAL EQUIPMENT SCHEDULE	X	X
	1.12.10	PLUMBING & SPECIAL EQUIPMENT SCHEDULE	X	X

		TOTAL INTERIOR DESIGN SHEETS	196	196

INTERIOR DESIGN	47 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
LANDSCAPE			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	L-0.01	COVER SHEET	X	X
	L-0.02	SHEET INDEX	X	X
	L-0.03	SITE ORIENTATION/ SHEET LAYOUT	X	X
	L-0.04	GENERAL CONSTRUCTION NOTES & LEGENDS	X	X
	L-1.00	FINISH SCHEDULE	X	X
	L-2.01	GRADING & DRAINAGE CONCEPT PLAN	X	X
	L-2.02	GRADING & DRAINAGE CONCEPT PLAN	X	X
	L-2.03	GRADING & DRAINAGE CONCEPT PLAN	X	X
	L-2.04	GRADING & DRAINAGE CONCEPT PLAN	X	X
	L-2.05	GRADING & DRAINAGE CONCEPT PLAN	X	X
	L-2.06	GRADING & DRAINAGE CONCEPT PLAN	X	X
	L-2.07	GRADING & DRAINAGE CONCEPT PLAN	X	X
	L-2.08	GRADING & DRAINAGE CONCEPT PLAN	X	X
	L-2.09	GRADING & DRAINAGE CONCEPT PLAN — INTERIOR GRAND COURT	X	X
	L-3.01	CONSTRUCTION PLAN CALLOUT	X	X
	L-3.02	CONSTRUCTION PLAN CALLOUT	X	X
	L-3.03	CONSTRUCTION PLAN CALLOUT	X	X
	L-3.04	CONSTRUCTION PLAN CALLOUT	X	X
	L-3.05	CONSTRUCTION PLAN CALLOUT	X	X
	L-3.06	CONSTRUCTION PLAN CALLOUT	X	X
	L-3.07	CONSTRUCTION PLAN CALLOUT	X	X
	L-3.08	CONSTRUCTION PLAN CALLOUT	X	X
	L-3.09	CONSTRUCTION PLAN CALLOUT — INTERIOR	X	X
	L-4.01	CONSTRUCTION PLAN LAYOUT	X	X
	L-4.02	CONSTRUCTION PLAN LAYOUT	X	X
	L-4.03	CONSTRUCTION PLAN LAYOUT	X	X
	L-4.04	CONSTRUCTION PLAN LAYOUT	X	X

LANDSCAPE	48 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
LANDSCAPE			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	L-4.05	CONSTRUCTION PLAN LAYOUT	X	X
	L-4.06	CONSTRUCTION PLAN LAYOUT	X	X
	L-4.07	CONSTRUCTION PLAN LAYOUT	X	X
	L-4.08	CONSTRUCTION PLAN LAYOUT	X	X
	L-4.09	CONSTRUCTION PLAN LAYOUT — INTERIOR	X	X
	L-5.01	CONSTRUCTION PLAN PAVING & TILE	X	X
	L-5.02	CONSTRUCTION PLAN PAVING & TILE	X	X
	L-5.03	CONSTRUCTION PLAN PAVING & TILE	X	X
	L-5.04	CONSTRUCTION PLAN PAVING & TILE	X	X
	L-5.05	CONSTRUCTION PLAN PAVING & TILE	X	X
	L-5.06	CONSTRUCTION PLAN PAVING & TILE	X	X
	L-5.07	CONSTRUCTION PLAN PAVING & TILE	X	X
	L-5.08	CONSTRUCTION PLAN PAVING & TILE	X	X
	L-6.01	CONSTRUCTION DETAILS	X	X
	L-6.02	CONSTRUCTION DETAILS	X	X
	L-6.03	CONSTRUCTION DETAILS	X	X
	L-6.04	CONSTRUCTION DETAILS	X	X
	L-6.05	CONSTRUCTION DETAILS	X	X
	L-7.00	IRRIGATION LEGEND AND NOTES	X	X
	L-7.01	IRRIGATION PLAN TREES	X	X
	L-7.02	IRRIGATION PLAN TREES	X	X
	L-7.03	IRRIGATION PLAN TREES	X	X
	L-7.04	IRRIGATION PLAN TREES	X	X
	L-7.05	IRRIGATION PLAN TREES	X	X
	L-7.06	IRRIGATION PLAN TREES	X	X
	L-7.07	IRRIGATION PLAN TREES	X	X
	L-7.08	IRRIGATION PLAN TREES	X	X

LANDSCAPE	49 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
LANDSCAPE			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	L-7.09	IRRIGATION PLAN TREES	X	X
	L-7.10	IRRIGATION PLAN TREES	X	X
	L-7.11	IRRIGATION PLAN TREES	X	X
	L-7.12	IRRIGATION PLAN TREES	X	X
	L-7.13	IRRIGATION PLAN TREES	X	X
	L-7.14	IRRIGATION PLAN TREES	X	X
	L-7.15	IRRIGATION PLAN TREES — INTERIOR	X	X
	L-7.16	IRRIGATION PLAN SHRUBS	X	X
	L-7.17	IRRIGATION PLAN SHRUBS	X	X
	L-7.18	IRRIGATION PLAN SHRUBS	X	X
	L-7.19	IRRIGATION PLAN SHRUBS	X	X
	L-7.20	IRRIGATION PLAN SHRUBS	X	X
	L-7.21	IRRIGATION PLAN SHRUBS	X	X
	L-7.22	IRRIGATION PLAN SHRUBS	X	X
	L-7.23	IRRIGATION PLAN SHRUBS	X	X
	L-7.24	IRRIGATION PLAN SHRUBS	X	X
	L-7.25	IRRIGATION PLAN SHRUBS	X	X
	L-7.26	IRRIGATION PLAN SHRUBS	X	X
	L-7.27	IRRIGATION PLAN SHRUBS	X	X
	L-7.28	IRRIGATION PLAN SHRUBS	X	X
	L-7.29	IRRIGATION PLAN SHRUBS	X	X
	L-7.30	IRRIGATION PLAN SHRUBS	X	X
	L-8.01	IRRIGATION DETAILS	X	X
	L-8.02	IRRIGATION DETAILS	X	X
	L-8.03	IRRIGATION DETAIL	X	X
	L-9.01	PLANTING PLAN (TREES & G.C.)	X	X
	L-9.02	PLANTING PLAN (TREES & G.C.)	X	X

LANDSCAPE	50 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
LANDSCAPE			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	L-9.03	PLANTING PLAN (TREES & G.C.)	X	X
	L-9.04	PLANTING PLAN (TREES & G.C.)	X	X
	L-9.05	PLANTING PLAN (TREES & G.C.)	X	X
	L-9.06	PLANTING PLAN (TREES & G.C.)	X	X
	L-9.07	PLANTING PLAN (TREES & G.C.)	X	X
	L-9.08	PLANTING PLAN (TREES & G.C.)	X	X
	L-9.09	PLANTING PLAN (TREES & G.C.)	X	X
	L-9.10	PLANTING PLAN (TREES & G.C.)	X	X
	L-9.11	PLANTING PLAN (TREES & G.C.)	X	X
	L-9.12	PLANTING PLAN (TREES & G.C.)	X	X
	L-9.13	PLANTING PLAN (TREES & G.C.)	X	X
	L-9.14	PLANTING PLAN (TREES & G.C.)	X	X
	L-9.15	PLANTING PLAN (TREES & G.C.) — INTERIOR GRAND COURT	X	X
	L-10.01	PLANTING PLAN (SHRUBS&VINES)	X	X
	L-10.02	PLANTING PLAN (SHRUBS&VINES)	X	X
	L-10.03	PLANTING PLAN (SHRUBS&VINES)	X	X
	L-10.04	PLANTING PLAN (SHRUBS&VINES)	X	X
	L-10.05	PLANTING PLAN (SHRUBS&VINES)	X	X
	L-10.06	PLANTING PLAN (SHRUBS&VINES)	X	X
	L-10.07	PLANTING PLAN (SHRUBS&VINES)	X
	L-10.08	PLANTING PLAN (SHRUBS&VINES)	X	X
	L-10.09	PLANTING PLAN (SHRUBS&VINES)	X	X
	L-10.10	PLANTING PLAN (SHRUBS&VINES)	X	X
	L-10.11	PLANTING PLAN (SHRUBS&VINES)	X	X
	L-10.12	PLANTING PLAN (SHRUBS&VINES)	X	X
	L-10.13	PLANTING PLAN (SHRUBS&VINES)	X	X
	L-10.14	PLANTING PLAN (SHRUBS&VINES)	X	X

LANDSCAPE	51 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
LANDSCAPE			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	L-10.15	PLANTING PLAN (SHRUBS&VINES) — INTERIOR GRAND COURT	X	X
	L-11.01	PLANTING DETAILS	X	X
	L-11.02	PLANTING DETAILS	X	X

		TOTAL LANDSCAPE SHEETS	111	111

LANDSCAPE	52 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
NAVAL ARCHITECT			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	NA-W40	DRAWING INDEX	X	X
	NA-A11	HOLD ARRANGEMENT	X	X
	NA-A12	MAIN DECK ARRANGEMENT	X	X
	NA-A15	TYPICAL SECTIONS	X	X
	NA-A16	PILASTER DETAILS	X	X
	NA-A24	MAIN DECK STRUCTURAL SLAB	X	X
	NA-A25	BARGE BOTTOM KEEL SLAB ARRANGEMENT	X	X
	NA-A35	TANK CAPACITY PLAN	X	X
	NA-A36.0	WIREMOLD FLOORING ARRANGEMENT & DETAILS	X	X
	NA-A36.1	WIREMOLD FLOORING INSTALLATION & DETAILS	X	X
	NA-A36.2	WIREMOLD FLOORING INSTALLATION & DETAILS	X	X
	NA-A37.0	PRECAST PANEL SCHEDULE	X	X
	NA-A37.1	PRECAST BULKHEAD DETAILS	X	X
	NA-A37.2	PRECAST BULKHEAD DETAILS	X	X
	NA-A37.3	PRECAST BULKHEAD DETAILS	X	X
	NA-A37.4	PRECAST BULKHEAD DETAILS	X	X
	NA-A38	TANK ACCESS PLAN	X	X
	NA-F30.0	RAMP ARRANGEMENT & DETAILS	X	X
	NA-F30.1	RAMP ARRANGEMENT & DETAILS	X	X
	NA-F30.2	RAMP ARRANGEMENT & DETAILS	X	X
	NA-F31	RUBRAIL & ACCESS PLAN	X	X
	NA-P10.0	BILGE AND BALLAST DIAGRAM	X	X
	NA-P10.1	BILGE AND BALLAST DIAGRAM	X	X
	NA-P38	TANK VENTS DIAGRAM	X	X
	NA-P44.0	SEWAGE PIPING DIAGRAM	X	X
	NA-P44.1	SEWAGE PIPING DIAGRAM	X	X
	NA-P44.2	SEWAGE PIPING DIAGRAM	X	X

NAVAL	53 of 54	6/19/2008 10:14 AM

Bergman, Walls & Associates, Ltd.
ARCHITECTS • PLANNERS
2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001

BULLETIN F: 15-JUN-08
RIVER CITY CASINO, St. Louis, Missouri • Project No. 141005	ADDENDUM 1: 16-JUN-08

			1	F
	SHEET		ISSUED FOR	ISSUED FOR
	NUMBER	SHEET TITLES	CONSTRUCTION	PLAN CHECK
NAVAL ARCHITECT			16-Jun-08	15-Jun-08
REVISION	SHEET #	SHEET TITLES
	NA-P44.3	SEWAGE PIPING DIAGRAM	X	X
	NA-P44.4	SEWAGE PIPING DIAGRAM	X	X
	NA-E25	HOLD LIGHTING PLAN	X	X

		TOTAL NAVAL ARCHITECT SHEETS	30	30

NAVAL	54 of 54	6/19/2008 10:14 AM

DWG. NO.	DRAWING TITLE	DRAWING DATE
SPECIFICATIONS
CS	COVER SHEET	06-15-2008
00 01 10	TABLE OF CONTENTS	06-15-2008
DIVISION 00
00 63 13	REQUESTS FOR INFORMATION/INTERPRETATION	06-15-2008
00 63 25	SUBSTITUTION REQUEST (AFTER THE BIDDING PHASE)	06-15-2008
DIVISION 01
01 11 00	SUMMARY OF WORK	06-15-2008
01 22 00	UNIT PRICES	06-15-2008
01 23 00	ALTERNATES	06-15-2008
01 26 13	CONTRACTOR’S REQUEST FOR INFORMATION/ INTERPRETATION	06-15-2008
01 33 00	SUBMITTALS	06-15-2008
01 42 00	REFERENCE STANDARDS	06-15-2008
01 45 00	QUALITY CONTROL	06-15-2008
01 50 00	CONSTRUCTION FACILITIES AND TEMPORARY CONTROLS	06-15-2008
01 60 00	MATERIAL AND EQUIPMENT	06-15-2008
01 73 00	EXECUTION REQUIREMENTS	06-15-2008
01 73 29	CUTTING AND PATCHING	06-15-2008
01 77 00	CONTRACT CLOSEOUT	06-15-2008
DIVISION 2
02810	LANDSCAPE IRRIGATION SYSTEM	06-15-2008
02905	LANDSCAPE PLANTING	06-15-2008
DIVISION 3
03 05 05	FLY ASH	06-15-2008
03 10 00	CONCRETE FORMWORK	06-15-2008
03 20 00	CONCRETE REINFORCEMENT	06-15-2008
03 30 00	CAST-IN-PLACE CONCRETE	06-15-2008
03 35 33	SPECIAL CONCRETE FINISHES	06-15-2008
03 49 00	GLASS-FIBER REINFORCED CONCRETE (GFRC)	06-15-2008
DIVISION 4
04 01 20.52	UNIT MASONRY CLEANING	06-15-2008
04 05 15	MORTAR AND MASONRY GROUT	06-15-2008
04 05 23	MASONRY ACCESSORIES	06-15-2008
04 21 13	BRICK UNIT MASONRY	06-15-2008
04 21 13.13	THIN BRICK VENEER	06-15-2008
04 22 00	CONCRETE MASONRY UNITS	06-15-2008
04 43 13	STONE MASONRY VENEER	06-15-2008
04 73 16	SIMULATED STONE VENEER	06-15-2008
DIVISION 5
05 10 00	STRUCTURAL STEEL FRAMING	06-15-2008
05 21 19	OPEN-WEB STEEL JOISTS	06-15-2008
05 31 00	STEEL DECK	06-15-2008
05 36 00	STEEL COMPOSITE DECK	06-15-2008
05 41 00	STRUCTURAL METAL STUD FRAMING	06-15-2008

DWG. NO.	DRAWING TITLE	DRAWING DATE
05 50 00	METAL FABRICATIONS	06-15-2008
05 51 00	METAL STAIRS	06-15-2008
05 52 00	METAL RAILINGS	06-15-2008
05 70 00	DECORATIVE METAL	06-15-2008
05 73 00	ORNAMENTAL RAILINGS	06-15-2008
DIVISION 06
06 10 53	MISCELLANEOUS CARPENTRY	06-15-2008
06 20 00	FINISH CARPENTRY	06-15-2008
06 40 00	ARCHITECTURAL WOODWORK	06-15-2008
06 60 00	COATED POLYSTYRENE FABRICATIONS	06-15-2008
06 82 00	GLASS-FIBER REINFORCED PLASTIC FABRICATIONS	06-15-2008
DIVISION 07
07 13 13	BITUMINOUS SHEET MEMBRANE WATERPROOFING	06-15-2008
07 18 13	PEDESTRIAN TRAFFIC COATING	06-15-2008
07 19 00	WATER REPELLENTS	06-15-2008
07 21 00	BUILDING INSULATION	06-15-2008
07 24 19	WATER MANAGED EXTERIOR INSULATION AND FINISH SYSTEM	06-15-2008
07 26 00	WEATHER RESISTIVE BARRIERS	06-15-2008
07 31 26	SLATE SHINGLES	06-15-2008
07 32 16	CONCRETE ROOFING TILES	06-15-2008
07 43 13	METAL ROOF AND WALL PANELS	06-15-2008
07 54 23	THERMOPLASTIC-POLYOLEFIN ROOFING	06-15-2008
07 60 00	FLASHING AND SHEET METAL	06-15-2008
07 72 00	ROOF ACCESSORIES	06-15-2008
07 81 00	SPRAY-APPLIED FIRE RESISTIVE MATERIALS	06-15-2008
07 84 00	FIRESTOPPING	06-15-2008
07 88 00	FIRE BARRIER DUCT WRAP	06-15-2008
07 92 00	JOINT SEALERS	06-15-2008
07 92 19	ACOUSTICAL SEALANTS	06-15-2008
07 92 23	FACADE SEALANTS	06-15-2008
07 95 13	EXPANSION JOINT COVER ASSEMBLIES	06-15-2008
DIVISION 08
08 11 13	STEEL DOORS AND FRAMES	06-15-2008
08 14 00	WOOD DOORS	06-15-2008
08 31 13	ACCESS DOORS AND FRAMES	06-15-2008
08 33 00	COILING DOORS AND GRILLES	06-15-2008
08 41 13	ALUMINUM ENTRANCES AND STOREFRONTS	06-15-2008
08 41 26	INTERIOR ALUMINUM ENTRANCES AND STOREFRONTS	06-15-2008
08 42 26	ALL GLASS ENTRANCES	06-15-2008
08 42 29.33	LOW-ENERGY SWING ENTRANCE AUTOMATIC DOOR OPERATORS	06-15-2008
08 42 33	REVOLVING ENTRANCE DOORS	06-15-2008
08 51 13.13	ALUMINUM WINDOWS	06-15-2008
08 63 00	METAL-FRAMED SKYLIGHTS	06-15-2008
08 71 00	DOOR HARDWARE	06-15-2008
08 80 00	GLAZING	06-15-2008
08 83 00	MIRROR GLASS	06-15-2008
08 91 00	LOUVERS	06-15-2008
DIVISION 09
09 21 19	SHAFT WALL ASSEMBLIES	06-15-2008
09 22 16	NON-STRUCTURAL METAL FRAMING	06-15-2008
09 24 00	PORTLAND CEMENT PLASTER (STUCCO)	06-15-2008
09 26 13	VENETIAN PLASTER	06-15-2008
09 27 13	GLASS FIBER REINFORCED GYPSUM (GFRG)	06-15-2008
09 29 00	GYPSUM BOARD	06-15-2008

DWG. NO.	DRAWING TITLE	DRAWING DATE
09 29 13	EXTERIOR GYPSUM SHEATHING	06-15-2008
09 30 00	TILE	06-15-2008
09 30 16	QUARRY TILE	06-15-2008
09 30 33	NATURAL STONE TILE	06-15-2008
09 51 00	ACOUSTICAL AND SPECIALTY CEILINGS	06-15-2008
09 54 26	LINEAR WOOD CEILING SYSTEM	06-15-2008
09 64 00	WOOD FLOORING	06-15-2008
09 65 16.13	LINOLEUM SHEET FLOORING	06-15-2008
09 65 19	RESILIENT TILE FLOORING	06-15-2008
09 68 00	CARPET	06-15-2008
09 69 00	ACCESS FLOORING	06-15-2008
09 72 00	WALL COVERINGS	06-15-2008
09 75 00	INTERIOR STONE FACINGS	06-15-2008
09 77 33	FRP WALL PANELS	06-15-2008
09 81 00	ACOUSTICAL INSULATION	06-15-2008
09 84 00	ACOUSTICAL WALL PANELS	06-15-2008
09 91 00	PAINTING	06-15-2008
09 94 13	TEXTURED ACRYLIC COATING	06-15-2008
DIVISION 10
10 14 00	SIGNAGE	06-15-2008
10 21 13.16	PLASTIC LAMINATE TOILET COMPARTMENTS	06-15-2008
10 21 13.40	STONE TOILET COMPARTMENTS	06-15-2008
10 22 26	OPERABLE PARTITIONS	06-15-2008
10 26 00	CORNER GUARDS	06-15-2008
10 28 13	TOILET ACCESSORIES	06-15-2008
10 44 00	FIRE PROTECTION SPECIALTIES	06-15-2008
10 51 00	LOCKERS	06-15-2008
10 73 13	FABRIC AWNINGS	06-15-2008
DIVISION 11
11 12 00	PARKING CONTROL EQUIPMENT	06-15-2008
11 13 00	LOADING DOCK EQUIPMENT	06-15-2008
11 23 43	UNIFORM CONVEYOR SYSTEM	06-15-2008
11 52 00	AUDIO FISUAL MOUNTING SYSTEMS	06-15-2008
11 82 26	WASTE HANDLING EQUIPMENT	06-15-2008
DIVISION 12
12 26 40	STONE COUNTERTOPS	06-15-2008
DIVISION 14
14 21 00	ELECTRIC TRACTION ELEVATORS	06-15-2008
14 42 00	WHEELCHAIR LIFT	06-15-2008
DIVISION 21
21 00 00	FIRE PROTECTION SYSTEMS	06-15-2008
21 12 00	FIRE SUPPRESSION STAND PIPES	06-15-2008
21 13 00	FIRE SUPPRESSION SPRINKLER SYSTEMS	06-15-2008
21 40 00	FIRE SUPPRESSION HF C227 EA SYSTEMS	06-15-2008
DIVISION 22
22 01 00	GENERAL INSTRUCTIONS, MECHANICAL	06-15-2008
22 02 00	PLUMBING, MISCELLANEOUS	06-15-2008
22 03 00	TESTING AND ADJUSTING	06-15-2008
22 05 00	PLUMBING PIPING BASIC REQUIREMENTS	06-15-2008
22 06 00	PLUMBING DRAINS & SPECIALTIES	06-15-2008
22 07 00	PLUMBING PIPE INSULATION	06-15-2008
22 11 00	DOMESTIC WATER PIPING SYSTEM	06-15-2008
22 11 13	FACILITY WATER DISTRIBUTION PIPING	06-15-2008
22 13 00	SANITARY PIPING SYSTEM	06-15-2008

DWG. NO.	DRAWING TITLE	DRAWING DATE
22 13 13	FACILITY SANITARY SEWERS	06-15-2008
22 13 43	FACILITY PACKAGED SEWAGE PUMPING STATIONS	06-15-2008
22 14 00	STORM PIPING SYSTEM	06-15-2008
22 15 00	GAS PIPING SYSTEM	06-15-2008
22 17 00	FUEL OIL	06-15-2008
22 30 00	PLUMBING EQUIPMENT	06-15-2008
22 40 00	PLUMBING FIXTURES	06-15-2008
DIVISION 23
23 05 01	GENERAL INSTRUCTIONS, MECHANICAL	06-15-2008
23 05 02	MECHANICAL, MISCELLANEOUS	06-15-2008
23 05 13	MOTORS	06-15-2008
23 05 14	VARIABLE SPEED MOTOR DRIVES (PWM)	06-15-2008
23 05 48	SEISMIC AND VIBRATION CONTROL	06-15-2008
23 05 93	TESTING AND ADJUSTING	06-15-2008
23 07 13	DUCT INSULATION	06-15-2008
23 07 16	MECHANICAL EQUIPMENT INSULATION	06-15-2008
23 07 19	MECHANICAL PIPE INSULATION	06-15-2008
23 09 23	AIR CONDITIONING CONTROLS (DDC)	06-15-2008
23 21 13	HVAC PIPING BASIC REQUIREMENTS	06-15-2008
23 21 14	HVAC WATER PIPING SYSTEM	06-15-2008
23 21 23	PUMPS, VERTICAL INLINE SPLIT COUPLED	06-15-2008
23 21 24	PUMPS, PIPE MOUNTED	06-15-2008
23 23 20	REFRIGERANT DETECTION MONITORING SYSTEM	06-15-2008
23 25 13	WATER TREATMENT	06-15-2008
23 31 00	AIR CONDITIONING SHEET METAL WORK	06-15-2008
23 33 19	SOUND ATTENUATORS	06-15-2008
23 34 16	FANS	06-15-2008
23 36 16	VAV TERMINAL BOX	06-15-2008
23 36 17	VAV SIDE PICKET FAN TERMINAL BOX	06-15-2008
23 37 13	AIR DEVICES	06-15-2008
23 37 23	ROOF AIR INTAKES & RELIEFS	06-15-2008
23 52 16	GAS FIRED (FORCE DRAFT)-CONDENSING BOILER	06-15-2008
23 55 23	GAS FIRED INFRA-RED UNIT HEATERS	06-15-2008
23 57 19	HEAT EXCHANGER- PLATE AND FRAME TYPE	06-15-2008
23 64 16	CENTRIFUGAL WATER CHILLERS	06-15-2008
23 65 13	COOLING TOWER-FACTORY FABRICATED	06-15-2008
23 72 13	ENERGY RECOVERY WRAP-AROUND HEAT PIPES	06-15-2008
23 74 33	ROOF TOP HEAT RECOVERY AIR HANDLING UNITS	06-15-2008
23 74 34	HEAT RECOVERY WHEEL	06-15-2008
23 75 13	PACKAGED OUTDOOR ROOF TOP CENTRAL	06-15-2008
	STATION AIR HANDLING UNIT	06-15-2008
23 81 23	PACKAGED COMPUTER ROOM UNITS	06-15-2008
23 82 16	HYDRONIC DUCT COILS	06-15-2008
23 82 19	HORIZONTAL FAN COIL (UNITS LESS THAN 2200 CFM)	06-15-2008
23 82 39	HYDRONIC CABINET UNIT HEATERS	06-15-2008
23 90 00	PACKAGED CENTRAL ENERGY PLAN (PCEP)	06-15-2008
DIVISION 26
26 05 00	COMMON WORK RESULTS FOR ELECTRICAL	06-15-2008
26 05 05	FIRESTOPPING FOR ELECTRICAL PENETRATIONS	06-15-2008
26 05 19	ELECTRICAL WIRING	06-15-2008
26 05 26	GROUNDING	06-15-2008
26 05 27	WATER FEATURES ELECTRICAL SYSTEMS	06-15-2008
26 05 33	RACEWAY SYSTEMS	06-15-2008
26 05 34	SURFACE METAL RACEWAY	06-15-2008

DWG. NO.	DRAWING TITLE	DRAWING DATE
26 05 36	CABLE TRAY SYSTEM	06-15-2008
26 05 43	UNDERGROUND DUCT SYSTEM	06-15-2008
26 05 43	AMERENUE UNDERGROUND DUCTS AND STRUCTURES	06-15-2008
26 08 10	SPECIAL TESTING	06-15-2008
26 09 15	ELECTRICAL CONTROL SYSTEMS	06-15-2008
26 09 23	CONTACT DEVICES	06-15-2008
26 09 33	ARCHITECTURAL DIMMING CONTROL SYSTEMES	06-15-2008
26 09 43	RELAY LIGHTING CONTROL SYSTEM	06-15-2008
26 24 05	ELECTRIC SERVICE ENTRANCES	06-15-2008
26 27 00	ELECTRICAL DISTRIBUTION EQUIPMENT	06-15-2008
26 27 26	WIRING DEVICES	06-15-2008
26 32 00	PACKAGED ENGINE-GENERATOR SYSTEMS	06-15-2008
26 33 53	UNINTERRUPTIBLE POWER SYSTEMS (UPS)	06-15-2008
26 35 33	AUTOMATIC POWER FACTOR CONTROLLERS	06-15-2008
26 41 13	LIGHTNING PROTECTION SYSTEM	06-15-2008
26 43 13	SURGE PROTECTIVE DEVICES	06-15-2008
26 50 00	LIGHTING	06-15-2008
26 55 00	SPECIALTY LIGHTING	06-15-2008
DIVISION 27
27 00 00	GENERAL CONDITIONS COMMUNICATIONS SYSTEM	06-15-2008
27 05 28	TELECOMMUNICATIONS PATHWAYS SYSTEM	06-15-2008
27 10 00	COMMUNICATIONS CABLING SYSTEM	06-15-2008
27 41 00	AUDIO VISUAL SYSTEMS	06-15-2008
DIVISION 28
28 00 00	SECURITY SYSTEMS	06-15-2008
28 31 00	FIRE ALARM SYSTEM	06-15-2008
DIVISION 31
31 10 00	SITE CLEARING	06-15-2008
31 20 00	EARTH MOVING	06-15-2008
31 23 19	DEWATERING	06-15-2008
31 50 00	EXCAVATION SUPPORT AND PROTECTION	06-15-2008
31 63 16	AUGERED CAST-IN-PLACE PILES	06-15-2008
DIVISION 32
32 12 16	ASPHALT PAVING	06-15-2008
32 13 13	CONCRETE PAVING	06-15-2008
32 41 00	SEGMENTAL RETAINING WALLS	06-15-2008
32 42 00	STONE STRONG RETAINING WALLS	06-15-2008
32 92 00	TURF AND GRASSES	06-15-2008
DIVISION 33
33 41 00	STORM UTILITY DRAINAGE PIPING	06-15-2008
DIVISION 35
35 00 00	MARINE CONSTRUCTION	06-15-2008

EXHIBIT F
GMP, GMP CLARIFICATIONS AND ADJUSTMENTS

Estimate Summary		Bid date: 8/7/2008
Standard Construction Project
Management Computer Controls, Inc.	0.3
5350 Poplar Avenue, Suite 600		sqft
Memphis
TN

	%	Labor	Material	Equipment	Subcontract	Temp Material	Equip Rental	Other	Totals
Direct costs
Base labor		$4,590,442	$2,572,983	$673,880	$126,552,425	$0	$0	$0	$134,389,730
Labor burden	30.00%	$1,377,133							$1,377,133
Labor fringes		$0							$0
Labor manhours		73,508
Material sales tax	6.08%		$156,309						$156,309
Equipment Surcharge	6.08%			$40,938					$40,938

Temporary material markup	6.08%					$0			$0
Equipment rental markup	6.08%						$0		$0
Other markup	0.00%							$0	$0

Gross cost		$5,967,575	$2,729,292	$714,818	$126,552,425	$0	$0	$0	$135,964,110

Building Permits/Plan Review Fees	0.00%	by owner							$0
Builder’s risk insurance	0.00%	by owner							$0
	Overall
Overhead	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	$0	$0	$0	$0	$0	$0	$0	$0	$0
Profit	4.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	$5,518,237	$0	$0	$0	$0	$0	$0	$0	$5,518,237
Subcontract bond	0.00%								$0
Performance bond	1.25%								$1,784,125
GL	0.93%								$1,264,466
Contractor Controlled Contingency									$4,300,000

Total									$148,830,937

Cut/Add									$0

Project total									$148,830,937

Construction Management — RIVER CITY CASINO — 100% CD / GMP ESTIMATE CONTRACT EXHIBIT F

Recap — Without Taxes and Insurance	Group 1: Divisions
Group 2: Major ItemCode Groups
Estimator : SGD
Project Size : 0

Description	Quantity UM	Tot. Unit Cost	Total Cost	$/????

ALLOWANCE
ALLOWANCE			1,970,000.00
* Total ALLOWANCE			1,970,000.00

General requirements
GENERAL REQUIREMENTS			7,133,226.00
MISCELLANEOUS OVERHEAD			290,000.00
* Total General requirements			7,423,226.00

Sitework
EXCAVATION, GRADING & BACKFILL
PILING & CAISSONS
SITE DRAINAGE & UTILITIES
ROADS & WALKS			485,731.00
SITE IMPROVEMENTS			56,435.00
LAWNS & PLANTING			3,301,875.00
* Total Sitework			3,844,041.00

Concrete
CONCRETE FINISHING
FORMWORK			12,182,250.00
REINFORCING STEEL
CAST IN PLACE CONCRETE
GROUT
* Total Concrete			12,182,250.00

Masonry
MASONRY			1,511,090.00
STONE
* Total Masonry			1,511,090.00

Metals
STRUCTURAL METALS			7,550,365.00
MISCELLANEOUS & ORNAMENTAL METALS			184,078.00
* Total Metals			7,734,443.00

Wood and plastics
ROUGH CARPENTRY			633,700.00
FINISH CARPENTRY			15,650,000.00
LAMINATED WOOD
* Total Wood and plastics			16,283,700.00

Thermal and moisture
FIREPROOFING			750,000.00
PREFORMED ROOFING & SIDING			33,750.00
ROOFING, SHEETMETAL & ACCESSORIES			2,525,000.00
CAULKING, SEALANTS & FASTENERS			425,000.00
* Total Thermal and moisture			3,733,750.00

Page 1	8/6/2008 12:55 PM

Construction Management — RIVER CITY CASINO — 100% CD / GMP ESTIMATE CONTRACT EXHIBIT F

Recap — Without Taxes and Insurance	Group 1: Divisions
Group 2: Major ItemCode Groups
Estimator : SGD
Project Size : 0

Description	Quantity UM	Tot. Unit Cost	Total Cost	$/????

Doors and windows
METAL DOORS & FRAMES			844,100.00
SPECIAL DOORS			53,500.00
METAL WINDOWS
GLASS & GLAZING			2,743,457.00
* Total Doors and windows			3,641,057.00

Finishes
DRYWALL			20,000,000.00
TILE & TERRAZZO			1,900,000.00
ACOUSTICAL TREATMENT
FLOORING
SPECIAL FINISHES			254,200.00
PAINTING & WALL COVERING			1,228,013.00
* Total Finishes			23,382,213.00

Specialties
SPECIALTIES			480,476.00
* Total Specialties			480,476.00

Equipment
EQUIPMENT			7,289,115.00
* Total Equipment			7,289,115.00

Conveying systems
CONVEYING SYSTEMS			490,069.00
* Total Conveying systems			490,069.00

Mechanical
PLUMBING SYSTEMS & EQUIPMENT			5,640,000.00
FIRE PROTECTION SYSTEMS & EQUIPMENT			1,542,300.00
HVAC SYSTEMS & EQUIPMENT			15,210,000.00
* Total Mechanical			22,392,300.00

Electrical
ELECTRICAL SYSTEMS & EQUIPMENT			22,032,000.00
* Total Electrical			22,032,000.00

BUILDING AUTOMATION SYSTEM
BUILDING AUTOMATION SYSTEM
* Total BUILDING AUTOMATION SYSTEM
Total Estimate			134,389,730.00

Page 2	6/06/2008 12:55 PM

RIVER CITY CASINO
ST. LOUIS, MO
BASIS OF ESTIMATE CRITERIA
This document shall establish the basis of the GMP. Clarifications/Assumptions for this project are based on the attached drawing and specification log included as an attachment to the contract.
CLARIFICATIONS
GENERAL CONDITIONS
Temporary power and water consumption cost for Contractors’ job trailers and jobsite are by Owner.
Water for the basin fill shall be furnished by owner.
Project duration is included as an 18 month project schedule. Contractor’s schedule is based on existing Owner Direct Contracts being completed as per updated schedule furnished to YatesParic and included as an attachment to the Contract. Schedule is based on the 15 lost days due to bad weather per year. All float in the construction schedule belongs to the contractor.
FFE work is included as indicated on the Responsibility Matrix shown as an attachment to the contract.
No tap or impact fees are included in the budget, all deposits are excluded.
No Utility Service Fees, Utility Service Deposits, Hook Up Fees, or Assessments are included.
Building Permit and Plan Review fees are excluded.
All testing laboratory costs, including but not limited to, water intrusion, concrete, soils and steel testing, are excluded.
No insurance coverage for Adjacent Property is included other than general liability if contractor is determined to be at fault.
All agreed upon allowances as listed, are net numbers and include material, installation, components associated with the allowance, subcontractor bonds and taxes. General Contractor does not represent that Owner established allowances are adequate for Design, Owner or Cost Intent.
Contractor is not responsible for any portion of the design and associated engineering, except for fire protection which will be the responsibility of the fire protection subcontractor.
Subcontractor values used in the budget include bond cost. Contractor makes no representation that all subcontractor bonds will be provided.

Contractors Burden Rate is included at a rate of 30%, to be verified at audit.
Owner specified Allowance for removal and replacement of unsuitable soil is excluded. This scope of work has been awarded to Fred Weber under a separate contract and is excluded from our scope of work.
Owner specified Allowance for obstruction removal for site utility and storm drainage is excluded. This scope of work has been awarded to Fred Weber under a separate contract and is excluded from our scope of work.
DIVISION 02
Site import to include place and fill to top of pile caps +/- 1/10th of an inch is excluded. This scope of work has been awarded to Fred Weber under a separate contract and is excluded from our scope of work.
Structural fill from top of pile cap to underslab elevation is included.
Storm water management plan and measures are excluded for the duration of the project. This scope of work has been awarded to Fred Weber under a separate contract and is excluded from our scope of work.
Maintenance of existing silt fence and erosion control is excluded. This scope of work has been awarded to Fred Weber under a separate contract and is excluded from our scope of work.
We exclude all work associated with augercast piles. This is an owner direct contract.
We exclude all work with the MSD outfall pipe and storm drainage. This is an owner direct contract.
Storm drainage is excluded. This scope of work has been awarded to Fred Weber under a separate Contract and is excluded from our scope of work.
Site water is excluded. This scope of work has been awarded to Fred Weber under a separate Contract and is excluded from our scope of work.
Site sewer is excluded. This scope of work has been awarded to Fred Weber under a separate Contract and is excluded from our scope of work.
Asphalt paving, stone base and fine grading are excluded. This scope of work has been awarded to Fred Weber under a separate Contract and is excluded from our scope of work.
Parking lot striping, signage and wheelstops are excluded. This scope of work has been awarded to Fred Weber under a separate Contract and is excluded from our scope of work.

W.G. Yates & Sons Construction Company	2	River City Casino
Gulf Coast Division — Confidential		St. Louis, MO

Concrete paving, stone base and fine grading are included only at areas adjacent to building as shown on paving drawing included as a Contract attachment. All other concrete paving, stone base and fine grading are excluded and have been awarded to Fred Weber under a separate contract.
Site retaining walls are excluded. Retaining walls at loading dock and Fine Dining area are included as shown on paving drawing included as a Contract attachment. All other retaining walls are excluded and have been awarded to Fred Weber under separate contract.
Landscaping is included.
Irrigation is included. Sleeves for irrigation is to be furnished and installed by Fred Weber under separate contract and is excluded from our scope of work.
Maintenance of existing jobsite access roads is included until substantial completion.
We exclude all by-pass pumping for existing utilities and drainage not shown on drawings. All site drainage and site utilities have been awarded to Fred Weber under separate contract and are excluded from our scope of work.
We exclude all unsuitable subgrade removal and replacement. All subgrade work has been awarded to Fred Weber under separate contract and is excluded from our scope of work.
We exclude all utility relocations not shown on drawings. All site utilities have been awarded to Fred Weber under separate contract and are excluded from our scope of work.
We exclude all utility crossings. All site utilities have been awarded to Fred Weber under separate contract and are excluded from our scope of work.
We exclude all boring and tunneling. All boring and tunneling for site utilities and site drainage have been awarded to Fred Weber under separate contract and is excluded from our scope of work.
We exclude any removal or abandonment of existing storm drainage or utilities. All work for site utilities and site drainage has been awarded to Fred Weber under separate contract and is excluded from our scope of work.
Site electric is included.
Utilities and drainage to 5’ outside of building, including final connections, are included.
We exclude all field engineering and layout for work under owner direct contracts.

W.G. Yates & Sons Construction Company	3	River City Casino
Gulf Coast Division — Confidential		St. Louis, MO

DIVISION 03
Concrete scope of work at barge is from keel slab up. Basin slab, piles and pile caps are under direct contract with owner and excluded from our scope of work.
Concrete scope for work at lowrise is from top of pile cap. Piles and pile caps are under direct contract with owner.
We exclude all soil remediation associated with fill dirt put in place by work under separate contract.
Backfill of basin walls is included.
Snow removal and dewatering of basin are included.
Basin slab will be accepted upon receipt of survey provided by owner’s third party inspector.
DIVISION 04
CMU work at interior is included as shown unless modified below.
Design change to use steel framing in lieu of load bearing CMU in Area A is included.
All exterior masonry is included as full brick at areas shown on exterior skin drawing included as an attachment to the Contract.
DIVISION 05
All structural steel to be prepared per SSPC-SP3 or SSP-SP6.
All interior steel to remain unpainted if fireproofed, otherwise prime.
AISC Code of Standard Practice shall apply without exception or modification.
Provisions for seismic conditions are included as shown on 100% CD drawings.
DIVISION 06
Rough carpentry is included.
Unloading and setting of slot bases by union carpenters is included.
Millwork is included as shown on 100% CD drawings. All buildout cost associated with Fine Dining and Coffee Shop/Retail area will be provided as a breakout value to be used in an Allowance for owner’s use in final design considerations.
We exclude fire rated material in millwork.

W.G. Yates & Sons Construction Company	4	River City Casino
Gulf Coast Division — Confidential		St. Louis, MO

DIVISION 07
Waterproofing is included at elevator pits, interior planter areas at Grand Court, interior basin walls and exterior barge walls.
Traffic coating is excluded.
Firestopping at rated partitions and ceilings is included per code requirements.
Spray applied fireproofing is included in accordance with pre-contract RFI #33.
Fireproofing is included as building type lB per IBC 2003 with unrestrained assembly ratings.
Exterior cladding design input will be a joint effort between owner, designers, Yates/Paric and selected subcontractor to work within budget amount in GMP. All design responsibility remains the responsibility of the project architect.
Thermoplastic Polyolefin Roofing is included. System to follow FMI-90 and roofing manufacturer’s written guidelines. Tapered insulation is included as shown on drawings. Roofing manufacturers 20 year warranty and subcontractors 2 year warranty is included.
Simulated slate roofing is included with manufacturer’s standard warranty, if available.

Copper roof at dome is included with manufacturer’s standard warranty, if available.

Roof hatches are included.
DIVISION 08
All wood doors included in Allowance are assumed to be pre-finished.

Ceiling access doors and frames are included separate from door allowance.

Coiling doors and grilles are included separate from door allowance.

Aluminum entrances and storefront are included with standard hardware.
Aluminum storefronts are included as 2 x 4 1/2” framing, radius tops where required. Muntins to be interior of glass with no true muntins on the windows.
Windows are included as storefront windows to achieve appearance shown in exterior elevations.

Revolving doors are included as Stanley tourinex revolvers 16’ x 7’ with 12 high canopies.
Glazing is included per specifications, unless noted as otherwise. Insulated units to have internal muntins where shown.
Skylights are included as Naturalite or equal.
Glass & Glazing is included with the allowable rating of Q4 as defined by ASTM International Standard Specification for Flat Glass C-1036-01.

W.G. Yates & Sons Construction Company	5	River City Casino
Gulf Coast Division — Confidential		St. Louis, MO

DIVISION 09
Tape, float and finish of gypsum board are included. We have included a level 4 finish at all drywall walls and level 5 finishes at casino drywall ceilings.
We exclude Venetian plaster. Not indicated on drawings.
Acoustical and specialty ceilings are included as 2’x4’ & 2’x2’ USG Radar #2310 (or equal) square edge lay in tile with matching 15/16” grid system, 2’x4’ & 2’x2’ USG Clean Room #56091 (or equal) square edge lay in tile with matching 15/16” grid system, 15/16” standard grid system 3’x3’ pattern at casino specialty ceiling with 2’x2’ medium grade pad above coffers.
Seismic bracing for acoustical ceilings is included per 2003 IBC category D requirements.
DIVISION 11
Waste handling equipment is excluded. We include furnishing and installing tracks to receive owner furnished waste handling equipment.
Uniform retrieval equipment is included as shown. (CFCI) Excludes software and PC.
DIVISION 14
Elevators are included as two (2) Otis Gen2 series. Service elevator #1 is OFCI. Passenger elevator #1 is included as follows:
•	3500 lbs/200 feet per minute

•	20’ rise

•	Two stops

•	Two front openings only

•	8’-6“x7’ -10” deep hoistway

•	6’-8” wide x 5’-5” deep clear car inside dimensions

•	17’-1” clear overhead

•	5’-6” clear pit depth

•	Cab enclosure is Series 5 front return, header and satin bronze cab door, Otis round handrail, Otis hands free phone, Otis DC-22 ceiling with suspended aluminum frame and lay in panels, fluorescent lighting, 7’ high cab doors and 7’-4 1/2” clear under ceiling height.

•	12 month warranty
Wheelchair lifts are included as two (2) Lift-U Model VMH AccesStair Convertible Stairway/Wheelchair lift with 5 risers.

W.G. Yates & Sons Construction Company	6	River City Casino
Gulf Coast Division — Confidential		St. Louis, MO

DIVISION 15
Plumbing
The Plumbing system is included in accordance with the Plumbing plans and specifications unless otherwise noted below.
We have included storm piping and roof drains to 5’ outside the building.
Domestic water is included to 5’ outside of the building.
We have included pipe insulation.
Seismic/vibration controls are included.
Unity water softener package is included.
We have included hook up to kitchen equipment.
We include four (4) 5,000 gallon concrete grease traps.
HVAC
The HVAC system is included in accordance with HVAC plans and specifications unless otherwise noted below.
We have included the final hook up of the Owner furnished Chiller Plant. Our pricing is based on Contractor unloading, assembling and hoisting in place for final hook up by Contractor.
Temporary cooling utilizing base building HVAC system and controls for summer of 09 is included. Owner is responsible for extended warranty, if required.
One year warranty is included.
Division 25 — Integrated Automation is excluded.
We include seismic bracing, supports and engineering.
Fire Protection
Fire water line included to 5’ outside the building.
We have included a backflow preventer with 2 tamper switches.
Two (2) fire department connections to be located at each end of the building as required by the Lemay Fire Department are included.

W.G. Yates & Sons Construction Company	7	River City Casino
Gulf Coast Division — Confidential		St. Louis, MO

A dry-pipe system for the loading dock area, Porte Cochere, and the unfinished attic space on the 2nd floor is included, using brass upright sprinklers.
Each system will have its own shut-off valve with tamper switch, flow switch or pressure switch, drain and inspector’s test connection.
Spare head cabinets with spare sprinklers as required by NFPA standards are included.
We include HFC227E gas systems for the Slot Polling Room, A/V Head End Room, MDF Room, and Surveillance Headend Room.
Detection and wiring for systems and the alarm panels are included.
Tie-in to the building alarm system or the power to the control panel is included.
All systems will be furnished, designed, installed and tested in accordance with the requirements of the local fire district (Lemay Fire District) and the governmental authority having jurisdiction (St. Louis County).
All systems and drawings will be designed, laid out, hydraulically calculated, and sealed by a professional engineer recognized by the State of Missouri.
We exclude fire protection for areas above finished ceilings as allowed by code.

We exclude fire protection under the casino floor in the barge area.

We exclude all standpipe systems, unless required by code.

We exclude pre-action systems.
We exclude sprinkler water curtains for glass doors, glass partitions, atriums or exposure protection.
We exclude fire protection in plenums, unless required by code.
We exclude fire protection for cooling towers.
We exclude secondary or backup water storage reservoir.

W.G. Yates & Sons Construction Company	8	River City Casino
Gulf Coast Division — Confidential		St. Louis, MO

DIVISION 16
Electrical
The Electrical system is included in accordance with Electrical plans and specifications unless otherwise noted below.
Incoming service based on drawings C3.4, C3.7, C3.9 and C3.11, which show the AmerenUE primary ductbank from the power pole of the northwest edge of the property to the outdoor pad mount transformers. AmerenUE shall furnish and install the transformers.
AT&T will furnish and install their required ductbank to the last manhole. AT&T will provide all manholes for their scope of work. Ductbank from last AT&T manhole to building is included.
Fixtures as per the fixture schedule included in addendum #2 dated July 8, 2008 are included.
All “back of the house” and associated type areas are figured using fixture schedule as shown on electrical notes, symbols and schedules on drawing E1.01.
Fixtures for lighting of the site per quantities shown on E-series drawings E1.4.1 and E1.4.2 are included.
Pole base receptacles are excluded. Not indicated on drawings.
Slot machine power wiring based on a 4-gaming station outlet is included.
We have included 900 activation points for power for slot connections.
We base power connections of slots to be by cord and plug.
Total quantity of slots figured at 3,000.
Final hook up of Owner furnished generators is included. Pricing is based on Contractor unloading, assembling and hoisting in place for final connection by Contractor. Load bank testing and fuel consumed for testing is included.
All systems are based on wiring being run “open” in suspended ceiling areas as allowed by code.
A separate fire alarm control panel in the Chiller Building, networked to the main fire alarm system is included.
One banana peel type cable, as specified, to each card access door shown on the drawings is included. All cabling will be home run to the security closet.
One banana peel type cable, as specified, to each camera shown on the drawings is included. Camera cable to be run to closest data closet and then cross connected to 100 pair cables feeding to the security server room.
Programming of DVR and CCTV matrix is excluded.
We have included cable in each room that has audio/visual equipment shown. Cabling to include installation of cable from a projector to a wall plate for input device connection.

W.G. Yates & Sons Construction Company	9	River City Casino
Gulf Coast Division — Confidential		St. Louis, MO

Cabling to each paging speaker is included. Each speaker zone will be home run back to the main equipment cabinet.
4 pair Systimax CAT .6 twisted pair cable from the Telecom Room to floor outlet locations is included.
Changes made on Low Voltage Matrix dated July 9, 2008 are included.

Type MC cable and modular wiring shall be used where allowed by code.
Installation of 6 Owner provided patch cords per slot machine in order to loop between slot machines within each slot bank is included.

W.G. Yates & Sons Construction Company	10	River City Casino
Gulf Coast Division — Confidential		St. Louis, MO

RIVER CITY CASINO — YATES / PARIC
GMP ADJUSTMENT INFORMATION	August 7, 2008

GMP — RECAP
Construction Cost (With Bond)	$144,530,937
Contingency	$4,300,000

TOTAL	$148,830,937

Potential Adds to GMP:
1 Month Acceleration to Schedule	$3,672,133
Porte Cochere Revisions	TBD
VIP Balcony	TBD
Source Document: Yates Paric GMP of 7-30-2008 & Various Data collected thru the GMP Pricing Process.
Reviewed during August 5th & 6th Meetings with Pinnacle, Yates / Paric, & All Design Consultants

			Carried as
	Carried in GMP as	Carried in GMP as	ADD to the
GMP Comments, Qualifications & Allowances:	Fixed Price	Allowance Value	GMP	Comments
Changing load bearing masonry in Area “A” to steel framing with [ILLEGIBLE] non-loadbearing infill	$(80,000)	$—	$—	In GMP
Changing VIP stair to front of house type finish	$30,000	$—	$—	In GMP
Design information on approximately 450 sqft of decorative metal panels @ building facade.	$33,750	$—	$—	In GMP

GMP ALLW-COST LIST (CONTRACT)	Confidential	Page 1

			Carried as
	Carried in GMP as	Carried in GMP as	ADD to the
GMP Comments, Qualifications & Allowances:	Fixed Price	Allowance Value	GMP	Comments
Discuss exterior windows needing to be storefront in lieu of punch windows due to radius and manufacturers comments about not being able to provide the product.	Need	Need	Need	In GMP
Discuss exterior cladding and design assist input from cladding subcontractor to maintain budget.	$20,000,000	$—	$—	Includes Exterior Cladding & Interior Drywall. Breakout Value being established.
Design information needed for VIP area and 2nd floor balcony.	$—	$—	$261,000	Carried as Add to GMP (R.O.M. Value)
Design information needed for Porte Cochere revisions.	$—	$—	Need	Carried as Add to GMP (R.O.M. Value) Need to discuss with Design Team to Finalize ROM.
Coffee shop currently included as designed. Discuss how to set up allowance to track drawing revisions as final design develops.	$221,700	$—	$—	Carried in GMP as Build Out Value. ROM Value established for Coffee Shop Conversion. Per 8-5-08 discussion this item will be Retail Only.
Fine Dining currently included as designed. Discuss how to set up allowance to track drawing revisions as final design develops.	Need Break-Out Value Established	$—	$—	Currently in GMP as Fixed Price but in several subcontractor values.
Food service equipment currently included per schedule in 100% CD drawings. Need final food service equipment cut sheets and data.	$6,961,785	$—	$—	Food Service Value only. Does not Include MEPS Costs
Design information of glass canopies.	$187,500	$—	$—	In GMP
Precon Costs from Allowance to Lump Sum included in GMP	$50,000	$—	$—	In GMP
Casework — Original Proposal stipulated unspecified stone to be class B. Requested evaluation to go to similar specified stone. Carried in GMP as per CD Documents	$—	$—	$—	In GMP

GMP ALLW-COST LIST (CONTRACT)	Confidential	Page 2

Carried as
	Carried in GMP as	Carried in GMP as	ADD to the
GMP Comments, Qualifications & Allowances:	Fixed Price	Allowance Value	GMP	Comments
Exterior skin travel cost for 2 trips to Las Vegas 5 people.	$—	$—	$—	To be bought in Drywall / Cladding Subcontract
SWPPP Maintenance Allowance. Note regarding North Lot was mistake. This value is a Lump Sum	$—	$—	$—	In Fred Weber Inc Contract
OFCI Lighting systems. Added quantities as per RFI 112. The add is for the fixture support & installation.	$—	$—	$—	In GMP as per REVISION # 2 dated 7-09-2008
Drywall revisions for Hard Count security items	$—	$—	$—	To be bought in Drywall / Cladding Subcontract
Add painting of Mech / Elec items in Casino Area	$—	$—	$—	In GMP
Revisions to plumbing fixture package for hard wired ILO battery flush valves	$—	$—	$—	Included in GMP as Hard Wired
Heat tracing budget increase for FS Drains	$12,000	$—	$—	In GMP
Verification that all wire mold accessories were included	$—	$—	$—	In GMP
LOW VOLTAGE MATRIX ADJUSTMENTS per CD Addendum # 1 dated 07/09/08:	$—	$—	$—	In GMP
Verify expansion joint costs for decorative finish in F.O.H.	$—	$—	$—	In GMP
Gas Piping Outside Ruby’s Seating Area	$—	$—	$—	In GMP
Basin Water Test	$250,000	$—	$—	In GMP
Delete basin wall admixtures and sheet waterproofing on exterior side of basin wall end add liquid applied product to interior side of basin wall	$—	$—	$—	In GMP
Eliminate FT Lumber requirement for millwork as per CCI	$—	$—	$—	In GMP
Provide gas piping encasement	$—	$—	$—	In GMP
Add 3 air curtains at Loading Dock	$—	$—	$—	In GMP
Provide pre action / FM systems and add HFC227EA system to 4 rooms	$—	$—	$—	In GMP
Add FP System to 16,000 sf Attic Space	$—	$—	$—	In GMP
Add for centering of heads in Fire Protection Scope (Stipulated as Allowance)	$—	$—	$—	In GMP

Cover Plate Finish on FP Devices	$—	$—	$—	In GMP
Coffee Shop Food Service Equipment	$—	$—	$—	In GMP Food Service Equipment per CD Schedule
Add 6 Infrared heaters at Porte Cochere	$—	$—	$—	In GMP
Water Softener change from Culligan to Unity	$80,000	$—	$—	In GMP
Sleeves for Irrigation System to facilitate Sitework	$—	$—	$—	In FWI Contract
Uniform Retrieval Equipment	$292,555	$—	$—	In GMP

GMP ALLW-COST LIST (CONTRACT)	Confidential	Page 3

			Carried as
	Carried in GMP as	Carried in GMP as	ADD to the
GMP Comments, Qualifications & Allowances:	Fixed Price	Allowance Value	GMP	Comments
ALLOWANCES:

Design information needed on added millwork scope from Scope Review & Clarification Items dated July 15, 2008. (Millwork locations are: Stands at 24 Hr Restaurant, Bierhaus, Valet, Buffet, VIP Hostess, Casino Host Cash Machine Millwork at 7 group/5 machine ATM’s, 1 Group/4 Machine ATM’s, Card Swipe & Security Podiums 2 each Casino Entrance Locations)	$—	$250,000	$—	In GMP
Discuss $1,800/leaf Allowance for doors, frames, hardware and installation.	$—	$844,100	$—	In GMP
Discuss $100,000 Allowance for glass door pulls. Allowance is for Fabrication & Installation of Pulls Only	$—	$100,000	$—	In GMP
Design information needed on MGC Camera & Security Offices/Surveillance.	$—	$32,500	$—	In GMP
Design information needed on fireplaces. Allowance is for Two (2) Interior fireplaces only	$—	$80,000	$—	In GMP
Design information needed on secondary framing to support owner furnished theatrical equipment Allowance is for Fabrication & Installation of Supports Only	$—	$100,000	$—	In GMP
Bilge & Tank Level Indicator to be in GMP. Allowance value for this has been added	$—	$100,000	$—	In GMP
Retail Build Out at $300 / SF. Allowance is for Interior Finishes Costs only beyond “White Box”	$—	$221,700	$—	In GMP
Chiller Plant Scope Gap Allowance	$—	$150,000	$—	In GMP
Add Buffet Decorative pie case Allowance. Value carried in Food Service Equipment Line Item	$—	$20,000	$—	In GMP
Include Setting of Gaming Equipment (Stipulated as Allowance)	$—	$—	$—	In GMP. Need Final Value Established
Boiler Scope Gap Cost	$—	$30,000	$—	In GMP
Waterfeatures Allowance is for Exterior Features and includes General, MEPS & Low Voltage Costs.	$—	$500,000	$—	In GMP
Casino Floor Mock — Up as per RFI issued during RFP process.	$—	$375,000	$—	In GMP
Misc. Reinforcing Steel for Owner Driven Changes Only	$—	$20,000	$—	In GMP
Exterior Wall Mock — Up as per RFI issued during the RFP Process	$—	$275,000	$—	In GMP
Misc. Steel Fabrication for Owner Driven Changes Only	$—	$150,000	$—	In GMP
Misc. Steel Installation for Owner Driven Changes Only	$—	$75,000	$—	In GMP
Metal Stair Re-Work	$—	$15,000	$—	In GMP
Misc. Firestopping for Owner Driven Changes	$—	$20,000	$—	In GMP
Misc. Joint Sealers for Scope Coverage	$—	$5,000	$—	In GMP
Spray Fireproofing Modifications for Owner Driven Changes Only	$—	$35,000	$—	In GMP
Signage -(As per RFP, Allowance is for Support/Electric/Data at Interior wayfinding. Directional, Venue, & Slot Signage)	$—	$500,000	$—	In GMP
Design information on approximately 450 sqft of decorative metal panels @ building facade.	$—	$33,750	$—	In GMP
Design information to finalize custom color selection of skylight frame.	$—	$87,000	$—	In GMP
Design information on glass cab enclosure for VIP elevator.	$—	$75,000	$—	In GMP (Total Elevator Budget is $363,096)

GMP ALLW-COST LIST (CONTRACT)	Confidential	Page 4

EXHIBIT G
OMITTED

EXHIBIT H
CONDITIONAL LIEN WAIVER

Payment Application No.
Date:
CONTRACTOR’S PARTIAL RELEASE AND LIEN WAIVER
(Conditional) (To Be an Attachment With Each Payment Application)

The undersigned, being first duly sworn on my oath, certify and state that I hold the position of for (“Contractor”) and
(Title)(Name of Contractor)
that I am the authorized representative for the Contractor named in the contract by and between the Contractor and Pinnacle Entertainment, Inc. (“Owner”), dated the  _____  day of                     , 200___, (the “Contract”) for the project located at                                         .

(Description of Project)
I certify that the Contractor has furnished all materials and performed all work as identified in Payment Application No.  _____, dated                     , 200___, in the amount of $                     , and that such materials and work have been furnished and performed in strict compliance with the Contract on the above-referenced project and the Contract Documents.
The amount of $                     , represents payment in full, less retainage, for all labor performed and materials furnished by the undersigned, its subcontractors, material vendors, suppliers, agents and employees on the above-referenced project. Further, the Contractor hereby warrants that all subcontractors, material vendors, suppliers, agents and employees have been paid in full by the Contractor for all materials and labor which have been furnished and performed as identified in all prior Payment Applications. The attached partial lien waivers cover all its material suppliers and subcontractors for this project for the period ending                     , 200___. The undersigned understands that Owner or anyone in its behalf may and will act and rely upon this instrument in releasing any funds due or owing to the Contractor.
Upon receipt of the present progress payment, less retainage, the undersigned releases all mechanic’s and materialmen’s lien rights, all claims, direct and indirect, impact claims, and all causes of action to date resulting from labor and materials, subcontract work, or other work, equipment, rents, services or supplies heretofore furnished and performed by or for the Contractor under said Contract. Further, Contractor hereby agrees to indemnify, defend and hold harmless Owner, its successors and assigns, from any claim or claims hereinafter made by suppliers of materials to Contractor, by the subcontractors, employees, servants, agents or assigns therefor, arising out of or connected with the work performed under the Contract. The Contractor understands that Owner will act and rely upon this document in releasing any funds due or owing to the Contractor.
Executed this  _____  day of                     , 200___.

Signature:

Company/Title:

STATE OF	)
	)	ss
COUNTY OF	)
Subscribed and sworn to before me, a Notary Public in and for said County and State, this  _____  day of                     , 200___.

Notary Public

My Commission Expires:

2

Subcontractor Application No.
Date:
Project Name:
SUBCONTRACTOR/SUPPLIER PARTIAL RELEASE
(Conditional) (To Be An Attachment With Each Payment Application)
The undersigned, as authorized representative for                                          (hereinafter “Subcontractor”), hereby certifies that all labor materials, services and work as identified in Payment Application No.  _____, dated                                         , in the amount of $                            was provided in strict compliance with the Contract Documents and Subcontract between Subcontractor and                                          (“General Contractor”) on the above-referenced project.
The above-referenced amount for this Payment Application, represents payment in full, with the exception of retainage (if applicable), for all labor performed and materials furnished by the Subcontractor, its subcontractors, suppliers, agents and employees on the above-referenced project.
Subcontractor agrees that, upon receipt of said payment, it releases all claims, direct and indirect, known and unknown, to date and pertaining to the work that is the subject of this Payment Application. Further, the Subcontractor hereby warrants that all subcontractors, suppliers, agents, and employees have been paid in full for all materials and labor, which have been furnished and performed as identified in all prior Payment Applications. The attached partial lien waivers cover all its material suppliers and subcontractors for this project for the period that is the subject of all prior Payment Applications. The undersigned understands that the General Contractor and the Owner for the project or anyone on its behalf will rely upon this instrument in releasing any funds due or owing to the Subcontractor.
Further, the undersigned agrees to save and hold harmless General Contractor and the Owner (1) from any and all liens and claims for all parties whatsoever engaged by the undersigned for labor, supervision, withholding taxes, payroll taxes, workers’ compensation and general liability insurance premiums, materials, services or any other thing furnished by or through the Subcontractor in the performance of said work to date and (2) from all actions, suits, and other proceedings whatsoever arising out of such liens or claims including attorneys fees and court costs in defending against such.

SUBCONTRACTOR

By:

Name:

Title:

Address:

Date:

STATE OF	)
	)	ss
COUNTY OF	)
Subscribed and sworn to before me, a Notary Public in and for said County and State, this  _____  day of                     , 200___.

Notary Public in for said County and State

My Commission Expires:

EXHIBIT I
UNCONDITIONAL LIEN WAIVER

Date:
CONTRACTOR’S PARTIAL RELEASE AND LIEN WAIVER
(Unconditional) (To Be An Attachment With Each Payment Application)

The undersigned, being first duly sworn on my oath, certify and state that I hold the position of for (“Contractor”) and
(Title)(Name of Contractor)
that I am the authorized representative for the Contractor named in the contract by and between the Contractor and Pinnacle Entertainment, Inc. (“Owner”), dated the  _____  day of                     , 200___, (the “Contract”) for the project located at                                         .

(Description of Project)
I certify that the Contractor has furnished all materials and performed all work as identified in Payment Application No.  _____, dated                     , 200___, in the amount of $                     , and that such materials and work have been furnished and performed in strict compliance with the Contract on the above-referenced project and the Contract Documents.
The amount of $                     , the receipt of which is hereby acknowledged, represents payment in full, less retainage, for all labor performed and materials furnished by the undersigned, its subcontractors, material vendors, suppliers, agents and employees on the above-referenced project. Further, the Contractor hereby warrants that all subcontractors, material vendors, suppliers, agents and employees have been paid in full by the Contractor for all materials and labor which have been furnished and performed as identified in all prior Payment Applications. The attached partial lien waivers cover all its material suppliers and subcontractors for this project for the period ending                     , 200___. The undersigned understands that Owner or anyone in its behalf may and will act and rely upon this instrument in releasing any funds due or owing to the Contractor.
In consideration of the present progress payment, the Contractor hereby unconditionally releases all mechanic’s and materialmen’s lien rights, all claims, direct and indirect, impact claims and all causes of action resulting from labor and materials, subcontract work, or other work, equipment, rents, services or supplies heretofore furnished and performed by or for the Contractor under said Contract, and Contractor hereby agrees to indemnify, defend and hold harmless Owner, its successors and assigns, from any claim or claims hereinafter made by suppliers of materials to Contractor, by the subcontractors, employees, servants, agents or assigns therefor, arising out of or connected with the work performed under the Contract. The Contractor understands that Owner will act and rely upon this document in releasing any funds due or owing to the Contractor.
Executed this  _____  day of                     , 200___.

Signature:

Name (print):

Company/Title:

STATE OF	)
	)	ss
COUNTY OF	)
Subscribed and sworn to before me, a Notary Public in and for said County and State, this  _____  day of                     , 200___.

Notary Public

My Commission Expires:

2

Date:
Project:
SUBCONTRACTOR/SUPPLIER’S PARTIAL LIEN WAIVER
(Unconditional) (To Be An Attachment With Each Payment Application)

The undersigned, being first duly sworn on my oath, certify and state that I hold the position of for (“Contractor”) and
(Title)(Name of Subcontractor/Supplier)
that I am the authorized representative for the subcontractor/supplier named in the subcontract/purchase order by and between the undersigned and the General Contractor, dated the  _____  day of                     , 200___, for the project located at                                          .

(Description of Project)
The undersigned, by its execution below, acknowledges the receipt of full payment for all labor performed and material furnished by the undersigned and for all labor and materials provided to the Project for the labor and materials that were the subject of all Applications for Payment that preceded the pending Application for Payment, dated                                         . In consideration for such payment, the undersigned hereby unconditionally releases all mechanic’s and materialmen’s lien rights, all claims, direct and indirect, impact claims, and all causes of action resulting from labor and materials furnished and performed by the undersigned under the subcontract/purchase order or arising from the undersigned’s labor or materials provided to the project.
Executed this  _____  day of                     , 200___.

Signature:

Company/Title:

STATE OF	)
	)	ss
COUNTY OF	)
Subscribed and sworn to before me, a Notary Public in and for said County and State, this  _____  day of                     , 200___.

Notary Public

My Commission Expires:

EXHIBIT J
CONTRACTOR’S CERTIFICATE TO
BE INCLUDED WITH PAY APPLICATION

CONTRACTOR’S CERTIFICATE
TO: CASINO ONE CORPORATION (“Owner”),                                          (“Lender”), and each of their members, officers, partners, employees and agents and their respective successors, assigns and personal representatives.
RE: Project: River City Casino Resort
Application For Payment No.
Application For Payment period ending:
The undersigned                                         , hereby warrants, certifies, and represents as follows:
1. All Work performed to date is free of any errors, omissions or negligent acts and has been performed and completed in accordance with the Contract Documents.
2. That all due and payable bills with respect to the Work have been paid to date or are included in the amount requested in the above-referenced Application For Payment, and there is no basis for the filing of any mechanics’, materialmens’, or laborers’ lien or claim or any other lien, privilege, notice or claim on the Work or any of Owner’s property.
3. That, subject to resolution of the matters and corresponding amounts which are expressly set out and identified in writing as a Disputed Claims Amount as set forth below, the amount claimed by the undersigned as owed by Owner as set forth below (the “Amount Owed”), constitutes the entire value of all Work performed and services rendered (which includes, without limitation, all labor, material and equipment furnished and all other services which would entitle any person to any lien) in value of $                      by, through or under the undersigned with respect to the Project (and not heretofore paid for) up to and including the period covered by the above-referenced Application for Payment.
4. The above-referenced Application For Payment includes all Work related to known disputed claims, if any, timely given to Owner and Lender in writing in accordance with the Agreement for Guaranteed Maximum Price Construction Services between Owner and Contractor dated as of                     , 2008 (“Construction Agreement”), the aggregate amount of which is set forth as the “Disputed Claims Amount” below and is described in more detail on a separate sheet attached hereto).
5. That no request has been made for payment of amounts the undersigned does not intend to promptly pay to a Subcontractor or Vendor because of a dispute or other reason. That there are no mechanics’, materialmens’, or laborers’ liens, claims, or any other liens, privilege, notice or claims of any kind (other than those claims expressly identified as Disputed Claims Amount on the attached Application For Payment), outstanding or known to exist relating in any way to the Work or the Project.

6. That, subject only to payment to the undersigned of any Amount Owed pursuant to the above-referenced Application For Payment attached to this Contractor’s Certificate, the undersigned has been paid all amounts owed to it under the Construction Agreement and Subcontractors and Vendors engaged or employed by the undersigned will have been paid all amount due to them (except for any Disputed Claim Amounts as noted in this Certificate).
7. All conditions to payment to Contractor for the above-referenced Application For Payment have been satisfied and no reason for withholding of such payment as set forth in the Contract exists.
8. That all Work covered by the above-referenced Application For Payment has been incorporated into the Project and title thereto has passed to Owner, or, in the case of material and equipment stored at the site of the Project or at some other location previously agreed to by Owner, title will pass to Owner upon receipt of the Amount Owed by the undersigned, in each case free and clear of all liens, claims, security interests or encumbrances (subject only to those amounts requested as deposits in accordance with the Construction Agreement).
9. That no Work covered by the above-referenced Application For Payment has been acquired subject to any agreement under which interest therein or an encumbrance thereon is retained by the seller or any other person.
10. The undersigned is not aware of any errors in the information contained in the above-referenced Application For Payment.
The foregoing representations, warranties and certifications are true and correct, are made for the benefit of the Owner and the Lender, and may be relied upon by the Lender for the purposes of making advances pursuant to the loan documents between Lender and Owner.
Executed as of this the            day of                     , 20     .

Amount Owed as of the end of the period Covered by the above-referenced Application	Contractor:
For Payment:	By:

$	Its:

Disputed Claims Amount included within Amount Owed, if any:

$

EXHIBIT K
TECHNICAL STUDIES AND REPORTS

Soil Management Plan prepared Environmental Operations, Inc. dated November 1, 2007
Old Land Use Site Plans
Subsurface Explorations Report dated February 7, 2007
Pile Load Testing Report dated February 16, 2007
Retaining Wall Stability report dated February 7, 2007
Global Stability Evaluation Report dated March 10, 2008 and Addendum Number 1 dated March 17, 2008

EXHIBIT L
PERMITS, APPROVALS AND ENTITLEMENTS

Major Land Disturbance Permit
Storm Water Pollution Prevention Plan
Footing and Foundation Permit (including basin slab)
Corps of Engineers Permit
Building Permit (applied for)
Parking Lot Permit (applied for)
Retaining Wall Permit (applied for)
Fire Permit from Lemay Fire Protection District (need to apply for)
Certificate of Completion dated July 10, 2008 providing that Missouri Dept of Natural Resources has determine the Project site to be safe for reasonably anticipated land use.
Other permits which are required for this type project including:
Electric
Plumbing
Mechanical
Drain Laying
Fire Sprinkler

EXHIBIT M
OMITTED

EXHIBIT N
UNCONDITIONAL FINAL WAIVER

Payment Application No.	FINAL
Date:

Project:

CONTRACTOR’S FINAL RELEASE AND LIEN WAIVER
(Unconditional)

The undersigned, being first duly sworn on my oath, certify and state that I hold the position of for (“Contractor”) and
(Title)(Name of Contractor)
that I am the authorized representative for the Contractor named in the contract by and between the Contractor and Pinnacle Entertainment, Inc. (“Owner”), dated the            day of                     , 200__, (the “Contract”) for the project located at                                         .

(Description of Project)
On behalf of the Contractor, I certify that the work provided for in the Contract has been entirely completed in strict accordance with the terms thereof and the Contract Documents; that all of the bills for material used in or about said work, and for all labor employed in connection with the said work have been fully paid; that all of the work performed under the Contract is free and clear from all liens for labor or materials and that no claim exists out of which a lien may grow, and that all of the obligations of Contractor of every kind and description arising out of or connected with the Contract, including payment of various taxes imposed by any governmental authority, have been fully satisfied. Contractor has obtained, and provides herewith, the Final Release and Lien Waivers executed by all subcontractors and major suppliers.
The amount of $                     , the receipt of which is hereby acknowledged, represents full and final payment, including retainage, for all labor performed and materials furnished by the Contractor, its subcontractors, suppliers, agents and employees on the above-referenced project. In consideration of such payment, the Contractor hereby unconditionally releases all mechanic’s and materialmen’s lien rights, all claims, direct and indirect, impact claims, and all causes of action resulting from labor and materials, subcontract work, or other work, equipment, rents, services or supplies furnished and performed by the Contractor under the Contract. The Contractor further agrees to indemnify, defend and hold harmless the Owner, its successors and assigns, from any claim or claims hereinafter made by suppliers of materials or subcontractors, employees, servants, agents or assigns, arising out of or connected with the work performed under the Contract. The Contractor understands that the Owner will act and rely upon this document in releasing any funds due or owing to the Contractor.
Executed this _____ day of                     , 200___.

Signature:

Company/Title:

STATE OF	)
) ss
COUNTY OF	)
Subscribed and sworn to before me, a Notary Public in and for said County and State, this ____ day of ___________________, 200___.

Notary Public

My Commission Expires:

2

Payment Approval	FINAL
Date:

Project:

SUBCONTRACTOR/SUPPLIER’S FINAL RELEASE AND LIEN WAIVER
(Unconditional)

The undersigned, being first duly sworn on my oath, certify and state that I hold the position of for
(Title)(Name of Subcontractor/Supplier)
and that I am the authorized representative for the subcontractor/supplier named in the subcontract/purchase order by and between the undersigned and the General Contractor, dated the          day of                     , 200__, for the project located at                                         .

(Description of Project)
The amount of $                     , the receipt of which is hereby acknowledged, represents full and final payment, including retainage, for all labor performed and materials furnished by the undersigned for labor and materials provided to the project in accordance with the subcontract/purchase order, including all prior progress payments received. In consideration for such payment, the undersigned hereby releases all mechanic’s and materialmen’s lien rights, all claims, direct and indirect, impact claims, and all causes of action resulting from labor and materials furnished and performed by the undersigned under the subcontract/purchase order or arising from the undersigned’s labor or materials provided to the project.
Executed this            day of                     , 200     .

Signature:

Company/Title:

STATE OF	)
) ss
COUNTY OF	)
Subscribed and sworn to before me, a Notary Public in and for said County and State, this       day of                   , 200__.

Notary Public

My Commission Expires:

EXHIBIT O
CONTRACTOR’S PROJECT CONSTRUCTION
SAFETY AND HEALTH GUIDELINES

River City
Casino & Hotel
YATES/PARIC JOINT VENTURE
SITE SPECIFIC SAFETY PLAN
Job Number 53838
Last Updated
August 7, 2008

Section 1 — Commitment Letter
Company commitment to and philosophy on safety.
General Policy Statement
Yates/Paric is committed to a drug free workplace through training, education and enforcement.
Yates/Paric is totally committed to safety as the first and foremost consideration of the company. Yates/Paric believes that an accident and injury free job site is not only desirable but attainable through safe work practices and cooperation of all its employees.
Therefore, it is the policy of Yates/Paric that the company’s employees be provided with a safe work environment in accordance with accepted standards and practices of the construction industry. The supervisors of Yates/Paric will direct, motivate and instruct their employees in safe work practices throughout each work day. The employees shall comply with all safety rules and instructions of their supervisors and accept personal responsibility for their own protection and consequences of their actions.
We understand and acknowledge that our employees are our most valuable asset; we will support and participate in providing light duty and return to work as soon as possible for any injured employee.
Project Safety Representative’s name: Brent Fisher
Section 2 — Company Disciplinary Policy
The following is a representative, but is not an exclusive list, of the kinds of conduct that can result in disciplinary action. Violation of any one of the following offenses shall result in discipline, which may be a written warning, or may be termination, depending upon a number of factors surrounding the violation.
a. Failure to call in or report an absence to the foreman or Superintendent the day the absence begins.
b. Tardiness or absenteeism.
c. Stopping work early or leaving the work area before quitting time without the Superintendent or foreman’s permission.
d. Low production or poor quality work.
e. Failure to use good housekeeping practices. Employees are not permitted to create or contribute to unsanitary conditions. Failure to use on-site sanitation facilities.
f. Abusive, negligent or unauthorized use of any machine or equipment. Breakdowns and malfunctions must be promptly reported to a Superintendent or foreman.

Section 3 — Company Drug Policy
1.	Purpose
The Purposes of this Policy are as follows:
a.	To establish and maintain a safe, healthy working environment for all employees;

b.	To insure the reputation of Yates/Paric and its employees as good, responsible citizens worthy of the licenses and franchises entrusted to them;

c.	To reduce absenteeism, tardiness and indifferent job performance; and

d.	To reduce the incidence of accidental injury to persons or property.
2.	Benefits, Insurance, Cooperation

Those employees with drug abuse problems make up only a small fraction of the work force, and we regret any inconvenience that may be caused by the problems of the few. It is believed, however, that the benefits to be derived from the reduction in the number of accidents, and the greater safety of all employees, will more than make up for any inconvenience of loss the rest of us must experience. Yates/Paric earnestly solicits the understanding and cooperation of all employees in implementing the Policy as set forth herein.

3.	Definitions
a.	The term “business premises”, as used herein includes all property of any customer, contractor or subcontractor with whom Yates/Paric is doing business or at any other location at any time while acting in the course of and scope of employment.

b.	“Employees” shall be defined as employees of Yates/Paric and its invitees, and subcontractors and their employees.
c.	“Reasonable suspicion” is a belief based on objective and articulable facts sufficient to lead a prudent and reasonable person to suspect that an employee is using or has used drugs or alcohol and/or is under any degree of influence of one or both.
d.	The words, “illegal drugs”, “drugs”, and/or “substances” include at all times the following.
(1)	drugs that are not legally obtainable;

(2)	drugs that are legally obtainable, but have been obtained illegally;

(3)	drugs that are legally obtained, but are knowingly used for other than prescribed purpose or in other than prescribed manner;

(4)	so-called “designer drugs” or drug substances that are not approved for medical or other use by the Food and Drug Administration and not available in the United States retail markets; and also includes, for purposes of this Policy, any substance that alters behavior.

4.	Policy

This is to notify all employees, including employees of other contractors, subcontractors and invitees that the use, possession, concealment, transportation, promotion, being on the job under the influence of or sale of the following items or substances are strictly prohibited from all of the above-mentioned business premises:
•	Illegal drugs, controlled substances, (including trace amounts), look-a-likes, and designer drugs;

•	Drug paraphernalia;

•	All Prescription drugs, except under the following conditions:
Employees shall inform his/her superintendent or project manager of any prescribed medications he/she is taking while working for Yates/Paric. The medication shall be in the original pharmacy or hospital container and shall be in the employee’s own name.
Each prescription shall be no older than one (1) year.
Employees shall possess only enough medication for the normal work shift.
NOTE: Yates/Paric, at all times, reserves the right to have its physician determine if a prescription drug or medication produces hazardous effects and may restrict the use of any such drug or medication accordingly. This may also include restricting the employee’s work activity. If an employee is taking any prescription, which may in any way impair his ability to safely perform his job, he is to inform his Supervisor of all particulars and may be relieved of work if circumstances dictate.
Any employee whose off-duty use or abuse of drugs and/or substances that result in excessive absenteeism or tardiness or is, or could be, the cause of or a contributing factor in accidents or poor work performance will be subject to disciplinary action up to and including termination of employment.
ANY VIOLATION OF THIS POLICY MAY RESULT IN DISCIPLINARY ACTION, WHICH MAY INCLUDE DISCHARGE.
5.	Searches and Inspections

Yates/Paric reserves the right, at all times, while an employee is on the business premises and properties described above or at any location at any time while acting in the course of the scope of employment to have a Supervisor and/or authorized Search and Inspection Specialist conduct searches and inspections of employees or other persons and their lockers, business-provided living quarters, baggage, desk, tool boxes, clothing and vehicles. A search may also be conducted on an employee’s personal property brought on the job for the purpose of determining if such employees or other persons are in possession, use, transportation or concealment of any of the prohibited items and substances subject to this Policy.

NOTE: The employee’s Supervisor and/or designated representative have the right to conduct an on-the-spot search and inspection of an employee(s) and his/her personal effects as described above if said supervisor has a “reasonable suspicion” that an employee is in direct violation of any part of the Policy. All searches and inspections conducted by outside specialists will be in the presence of a company supervisor.
A Search and Inspection as defined in this Policy may also warrant requiring employees to submit to a Urine Drug Screen Test and/or Blood and Plasma Test. These tests may be utilized under the following circumstances:
•	Pre-employment testing (testing prior to or within five (5) days of employment);

•	At any time, upon request by management, as part of an overall work unit, department or business-wide testing of employees;

•	When required and/or requested by a customer to comply with their testing policy;

•	When required to comply with any federal, state, and/or local law, statute, ordinance, etc.

•	Pre-placement testing;

•	To comply with contractual agreements with other contractors and/or project owners;

•	Part of an overall Search and Inspection or an employee’s work area or location of employment;

•	When an employee’s supervisor has reasonable suspicion that an employee is using or under any degree of influence of drugs;

•	When an employee or person is found in possession of suspected illicit or unauthorized drugs, or when any of these items are found in any area controlled or used exclusively by designated employees;

•	Following any work-related accident, regardless of whether personal injury is sustained, and also following any incident, which may result in Yates/Paric being charged with any liability or responsibility.
Searches (including Urine Drug Screening or Blood and Plasma Sampling) and Inspections by Specialists and/or supervisors may be conducted from time to time without prior announcement. Searches will be performed with due regard for the personal privacy of each employee or other individual.

POLICY VIOLATORS
Any employee who refused to consent to a search, urine drug screen, blood and plasma sampling, inspection, or is found in possession, use, under the influence or transportation of any illegal substances, and/or any of the above-mentioned, will be subject to disciplinary action up to and including termination of employment and/or exclusion from the project/site. Any person having business with Yates/Paric who refuses to submit to a search, urine drug screen, blood and plasma sampling, or is found to be in possession of any illegal substance(s), or any of the above-mentioned will be subject to being asked to leave the premises and/or excluded from the project/site.
Entry onto Yates/Paric’s business premises, as described above, constitutes consent to and recognition of the right of Yates/Paric or its authorized representatives to conduct searches, inspections, urine drug screens and/or receive a blood plasma sample from the employee and/or other person(s) and search and inspection of their personal effects, vehicles, tool boxes, desks, clothing and any other property of employees and/or other persons, while entering, on, or departing the premises of Yates/Paric.
Any discovery of illegal substances, drugs, or the above mentioned items during these searches and inspections may result in the proper law enforcement authorities being notified.
This policy is made for the maximum safety and well-being of all employees and other personnel. Your assistance and full cooperation for the achievement of this goal is vitally important and is expected and required as a condition of continued employment.
CONFIDENTIALITY
The results of all physical examinations and blood and urine tests will be treated as confidential and distribution limited to those having a “need to know”.
Section 4 — Site Specific Job Hazard Analysis / Pre Task Planning (Draft)
SAFETY TASK ASSESSMENT (STA)
Purpose:
Safety Task Assessment (STA) pamphlets are filled out before any given task is performed. It is to be utilized to allow each employee or crewmember a chance to provide input by the Superintendent or his/her designee soliciting comments or suggestions from the employee(s). This process also allows the Superintendent or his/her designee an opportunity to evaluate the crew members for any abnormal behavior; for example: (not focused on task at hand or impairment from alcohol or drugs).
Responsibility:
Safety Task Assessment (STA) pamphlets are to be filled out by the Superintendent or his/her designee who is in charge of a group or crew of other employees prior to an assigned task being performed.

Date:
The current date that task is performed
Supervisor:
This is the Superintendent or his/her designee in charge of crew performing task.
Time:
This will be the time that task is performed and is to include the start of doing the STA.
Work Location:
This would be the exact location that task is to be performed. (Example would be 13th floor, room number 1304)
Job Name:
The actual name of the project is to be used.
(Note: When applicable reference to fall protection below “Job Name” is intended to remind Superintendent or his/her designee that they are to personally check each employee’s fall protection prior to task starting).
Supervisor Signature:
This is where the Superintendent or his/her designee in charge of crew would sign.
Employee signatures at beginning of shift:
This is where each employee signs before each task starts indicating that they have given their input into STA preparation and that they understand hazards associated with the performance of task and what type of PPE if any is required for guarding them against the hazards associated with task performance.
General Safety, PPE Required, Fall Protection, Electrical Ladders/Scaffolds, Material Handling, Permits, Welding/Burning, and Steel Erection:
Any items that would require a “yes” answer require discussion by the Superintendent or his/her designee with members of the crew performing task prior to task being performed. This is to insure that all members of the crew understand the task to be performed, the hazards involved, the proper personal protective equipment to be used, and that tools and equipment to be used are all in safe operable condition.
List the tasks and hazards that are expected today: This space is provided to list out each task that the crew is to perform during the shift and provides a means to list out the hazards related to performance of assigned tasks.
How will you eliminate or control hazards?
Now that hazards have been identified by filling out the above section this space is to be used to prepare a plan of action for controlling hazards or eliminating them.

POST SAFETY TASK REVIEW
This portion of the Safety Task Assessment is provided for the Superintendent and his/her designee to review the events of the day as it relates to the tasks that have been performed. If there have been any near misses reported during the shift in relation to the task being performed then they need to be described here so that the “Near Miss Report” can be completed.
Any problems encountered during completion of task are to be noted so that planning can be done better prior to the task being performed the next time. Special attention is to given to any safety related problems or unforeseen hazards.
Was the work area cleaned at the end of the shift? This will reduce the possibility of hazard exposures being left for other employees who may be working in the area the next time. Any miscellaneous items should also be noted for future consideration.
It is required that the Superintendent and his/her designee sign the report in the spaces provided to insure that each has been given an opportunity review the report. This also provides for accountability for the completion of the task and the assessment pamphlet in the event a question arises at a later date.
SELF ASSESSMENT CHECKLIST
Purpose:
The Self Assessment Checklist is intended to provide a tool by which the individual employee can provide feedback to the Project Management on safety related concerns and observations concerning his/her work area as well as the safety process. It is also intended to be used to provide an employee a check list or guide for them to insure that they have the proper personal protective equipment necessary for performing an assigned task given to them by the Superintendent or his/her designee. It takes into account that the individual employee may be required to perform multiple tasks during the day, hence the AM, PM, NA check off blocks. It also provides for the Superintendent and his/her designee an opportunity to receive input from the individual employee about the safety process and to respond to the information provided.
Responsibility:
It is the responsibility of the individual employee to fill out the Self Assessment Checklist each day and then insure that it is left with the Superintendent or his/her designee. It is the responsibility of the Superintendent or his/her designee to review each checklist in a timely manner and to respond to the concerns or information given to them by the individual employee.
Front Page:
The employee must print his/her name in the Employee blank. There is to be a brief description of the work/task being performed. The blank for the name of the Superintendent or his/her designee must be completed.

Checklist Personal Protective Equipment:
Any items that are applicable to the task that the employee is performing must be completed. This is broken down into an AM or PM time frame. This allows for the employees to indicate PPE used in the morning or the afternoon, as the tasks being performed may change as the shift progresses.
Work Area Assessment:
The employee is required to initial this section prior to turning it in. This section allows the employee to relate any concerns that he/she may have as to the conditions of the area, means to exit in the case of an emergency, and is there adequate lighting, and does he/she have the tools/equipment necessary to perform their work safely.
Process Assessment:
This section of the SAC provides the employee the tool to request another Safety Task Assessment if they feel that work place conditions have changed or they have been given a new task to perform.
Section 5 — OCIP Project Safety Rules
Yates/Paric management and personnel will be fully committed to a safe and healthy workplace.
Section 6 — Policies and Procedures Statement
Yates/Paric is totally committed to safety as the first and foremost consideration. Yates/Paric believes that an accident and injury free job site is not only desirable but attainable through safe work practices and cooperation of all its employees. Therefore, it is the policy of Yates/Paric that employees are provided with a safe work environment in accordance with accepted standards and practices of the construction industry. The supervisors of Yates/Paric will direct, motivate and instruct their employees in safe work practices throughout each work day. The employees shall comply with all safety rules & instructions of their supervisors and accept personal responsibility for their own protection and consequences of their actions. Yates/Paric employees will follow all regulations in accordance to 29 CFR 1926, 29 CFR 1910 and 46 CFR.
Section 7 — Safety Categories
a. Specific Project Requirements
1. Pre Construction Meeting:
Yates/Paric personnel will meet with subcontractor representatives prior to the beginning of construction activities. Proper guidelines will be followed to settle any concerns. All personnel will be advised and instructed on proper safety policies and procedures during the current work phase. Failure to adhere to these may result in disciplinary actions, possibly leading to termination or removal from the work site.

2. PPE:
All employees are required to wear proper attire while on this job site. Personal Protective Equipment (PPE) such as work gloves, eye protection, lanyards and harnesses, respiratory protection, etc. will be used when the hazard is warranted. PPE and life saving equipment will be supplied to Yates/Paric employees. Any damage or replacements will be kept on record throughout the duration of the project. Subcontractor management will be responsible for seeing their personnel have appropriate PPE.
This includes the following items:
a)	Shirt with a 4” sleeve

b)	Proper Work Boots

c)	Hard Hat

d)	Safety Glasses (tinted outdoors; clear indoors)

e)	Long pants

f)	High Visibility Vest (Class I or Higher)

•	All items MUST meet OSHA / ANSI standards (hard hats, eyewear, etc.) Anyone wearing clothing with offensive logos, wording, etc. will be asked to leave the job site.
Any employees working over or near water must wear a U.S. Coast Guard approved life vest and have ring buoys with at least 90 feet of line. These buoys must be spaced out to provide immediate use if needed and must be in accordance with OSHA standards. These employees must be covered under the Jones Act (Maritime Insurance). The Site Superintendent and the Site Safety Professional must be notified of all ongoing work near or above the water.
b. Safe Work Practices
Once per week, on random weekdays, a Yates/Paric Tool Box Safety Meeting will be held in front of the Safety Trailer for approximately 15 – 20 minutes. Yates/Paric personnel, as well as subcontractors, are encouraged to ask questions and give comments about the job site and its activities. All questions will be answered during this time by Project Managers, Superintendents, Foremen and the Site Safety Professional. If the answers are not readily available, proper research will be done within 24 hours to answer pertinent questions.
c. First Aid and Medical Attention
First Aid and basic medical supplies will be made available for employees per the OSHA standard. All items used from the First Aid Kits will be noted and inventoried.
In the case of injuries requiring qualified medical attention, employers will make arrangements for the care of their employees by accompanying the injured party to the on site Medical Trailer. Yates/Paric employees will not be responsible for the transportation of Subcontractors.

Others more seriously injured will be transported to the on site Medical Trailer or the Emergency Room as per the OCIP policy.
A map will be provided and a qualified person will accompany the injured party to the clinic and/or hospital. This qualified person must have proper knowledge of where the clinic and/or hospital are located.
d. Housekeeping
All Yates/Paric personnel will be responsible for properly maintaining their work area. Garbage cans will be placed in convenient locations throughout the jobsite, and employees will be expected to utilize them. All work related material will be bundled (when appropriate) or organized in concise manner to avoid slip, trip or fall hazards. Roadways, walkways, ramps, etc. will be kept clear for easy and safe passage.
e. Work Zone Safety
All Yates/Paric employees working near heavy equipment or the traveling public shall donn a high visibility reflective vest. Appropriate barriers, cones, signage, etc. will be in place to protect workers while on public roadways.
f. Respiratory and Hearing Protection
If a work condition exposes employees to unacceptable noise or environmental hazards, the contractor must supply hearing and respiratory personal protective equipment. Respirators and / or hearing protection must meet OSHA / NIOSH requirements.
g. Fire Protection
Fire extinguishers will be placed throughout the job site, properly tagged and labeled, and will be routinely inspected by Yates/Paric personnel. A mapping system, along with a fire extinguisher inspection log will be displayed in the Safety / HR office for quick reference. All extinguishers will be charged properly, and repairs will be made if necessary.
Any horseplay involving fire extinguishers will not be tolerated, and may result in immediate removal from the job site.
h. Compressed Gas Cylinders
Personnel engaging in these types of work activities must strictly adhere to the Yates permit system and obtain “Hot Work” permits, if applicable, before work begins. Special attention should be placed on the safety aspect of the individual work activities, including fire extinguishers and fire watches where needed. Components of the oxy-fuel system are to be inspected prior to beginning of work.

Transporting, Moving, and Storing Compressed Gas Cylinders:
1.	Valve protection caps must be in place and secured.
2.	When cylinders are hoisted, they will be secured on a cradle, slingboard, or pallet. They must never be hoisted or transported by means of magnets or choker slings.
3.	Cylinders should be moved by tilting and rolling them on their bottom edges. They must never be intentionally dropped, struck, or permitted to strike each other violently.
4.	When cylinders are transported by powered vehicles, they will be secured in a vertical position.
5.	Valve protection caps will not be used for lifting cylinders from one vertical position to another. Bars will not be used under valves or valve protection caps to pry cylinders loose when frozen. Warm, not boiling, water must be used to thaw cylinders loose.
6.	Regulators will be removed and valve protection caps put in place before cylinders are moved.
7.	A suitable cylinder truck, chain, or other steadying device will be used to keep cylinders from being knocked over while in use.
8.	When work is finished, when cylinders are empty, or when cylinders are moved at any time, the cylinder valve is to be closed and the valve protection cap put in place.
9.	Compressed gas cylinders must be secured in an upright position at all times.
10.	Oxygen cylinders in storage will be separated from fuel-gas cylinders or combustible materials (especially oil or grease), a minimum distance of 20 feet (6.1m) or by a noncombustible barrier at least 5 feet (1.5m) high having a fire resistance rating of at least one-half hour.
11.	Inside of buildings, cylinders must be stored in a well-protected, well-ventilated, dry location, at least 20 feet (6.1m) from highly combustible materials such as oil or excelsior. Cylinders should be store in specific assigned places away from elevators, stairs, or gangways. Assigned storage places will be located where cylinders will not be knocked over or damaged by passing or falling objects, or subject to tampering.
12.	The handling, storage, and utilization of all compressed gases in cylinders, portable tanks, rail tank cars, or motor vehicle cargo tanks shall be in accordance with Compressed Gas Association Pamphlet P-1-1965.
13.	A 10-lb ABC fire extinguisher will be located within 25 feet of storage and use areas.

14.	“No Smoking” or “Open Flame” signs will be located in the area.
15.	Cylinders must not be stored within 40 feet of an occupied dwelling-i.e.—Office trailer.

Placing Cylinders
1.	Cylinders must be kept far enough away from the actual welding or cutting operation so that sparks, hot slag, or flame will not reach them. When this is impractical, fire-resistant shields must be provided.
2.	Cylinders will be placed where they cannot become part of an electrical circuit. Electrodes must never be struck against a cylinder to strike an arc.
3.	Fuel gas cylinders are to be placed with valve end up whenever they are in use. They will not be placed in a location where they would be subject to open flame, hot metal, or other sources of artificial heat.

4.	Cylinders containing oxygen or acetylene or other fuel gas will not be taken into confined spaces.
Treatment of Cylinders
1.	Cylinders, whether full or empty, will not be used as rollers or supports.
2.	No person other than the gas supplier will attempt to mix gases in a cylinder. No one except the owner of the cylinder or person authorized by the owner shall refill a cylinder. No one is to use a cylinder’s contents for purposes other than those intended by the supplier. All cylinders used must meet the Department of Transportation requirements published in 49 CFR Part 178, Subpart C, Specification for Cylinders.
3.	No damaged or defective cylinder will be used. NOTE: Damaged cylinders are to be removed from service and tagged out of service.
i. Material Handling / Storage / Usage
1.	General
a. All materials stored in tiers shall be stacked, racked, blocked, interlocked, or otherwise secured to prevent sliding, falling, or collapse.
b. Aisles and passageways shall be kept clear to provide for the free and safe movement of material handling equipment or employees. Such areas shall be kept in good repair.
2.	Material storage
a. Material stored inside buildings under construction shall not be placed within 6 feet of any hoist way or inside floor openings, nor within 10 feet of an exterior wall which does not extend above the top of the material stored.
b. Non-compatible materials shall be segregated in storage.
c. Bagged materials shall be stacked by stepping back the layers and cross-keying the bags at least every 10 bags high.
d. Materials shall not be stored on scaffolds or runways in excess of supplies needed for immediate operations.
e. Brick stacks shall not be more than 7 feet in height. When a loose brick stack reaches a height of 4 feet, it shall be tapered back 2 inches in every foot of height above the 4-foot level.

f. When masonry blocks are stacked higher than 6 feet, the stack shall be tapered back one-half block per tier above the 6-foot level.
g. Lumber:
1) Used lumber shall have all nails withdrawn before stacking.
2) Lumber shall be stacked on level and solidly supported sills.
3) Lumber shall be so stacked as to be stable and self-supporting.
4) Lumber piles shall not exceed 20 feet in height provided that lumber to be handled manually shall not be stacked more than 16 feet high.
h. Structural steel, poles, pipe, bar stock, and other cylindrical materials, unless racked, shall be stacked and blocked so as to prevent spreading or tilting.
i. Drums, barrels, and kegs must be stacked symmetrically. If stored on their sides, the bottom tiers must be blocked to keep them from rolling. When stacked on end, put planks, sheets of plywood dunage, or pallets between each tier to make a firm, flat, stacking surface. When stacking materials two or more tiers high, the bottom tier must be checked on each side to prevent shifting in either direction. All bound material should be stacked, placed on racks, blocked, interlocked, or otherwise secured to prevent it from sliding, falling, or collapsing.
j. Tool Safety
All construction heavy equipment (i.e. forklifts, scissor lifts, cranes, etc.) and tools shall be inspected every morning prior to use by the operators. Any type of damage will be reported and repaired PRIOR to use each day. Each competent tool room person will inspect all tools each day and report or repair any damages. All heavy machinery will be inspected and repaired by a competent person. Inspection sheets will be turned in daily to the Site Safety Professional for review. These will be kept on file for the duration of the project.
k. Welding and Cutting
Oxygen, acetylene, and mixture tanks will be stored in approved areas. Oxygen cylinders shall be separated from fuel — gas cylinders or combustible materials a minimum of 20 feet or by a non combustible barrier at least 5 feet high, having a fire resistance rating of at least one-half hour. All welding and cutting tanks will have flashback arrestors installed at the torch to prevent flashback of gases. A fire extinguisher must also be present.
I. Electrical Safety / Assured Grounding Program
The use of GFCI’s is a way to make sure trades people are protected from shorts and electrical shocks. Ground fault interrupters are commonly installed in wet environments where there is a possibility of short due to exposure to water. Thus, the application to the construction sites where exposure to water and over loading of circuits is common. The ground fault interrupter isolates the short at the receptacle, so it does not trip the main circuit breaker at the panel.

All duplex receptacles will be Ground Fault Circuit Interrupter (GFCI) protected. These will be routinely tested to insure that the interrupter is in tact and working as designed. Exposed circuits and wires will have no power and will be removed if not being installed immediately.
All extension cords will be inspected daily to insure no cuts, breaks, kinks, duct tape, aluminum or electrical tape is present. Extension cords must be properly placed in walkways, stairwells, and elevator shafts to help reduce the number of damages and tripping hazards. They will be properly elevated and secured where possible, and correctly tied to a stable structure so that personnel will not roll over or trip on them. All extension cords must have the proper 3-prong head with ground plug placed on them.
In accordance with OSHA Standards, temporary breaker boxes will be closed but shall not be locked at any time. (Personnel must have access in case of an emergency.) These boxes will have proper identification tags marked on them, and a map of their location will be posted in the safety office. They will not have any empty breaker slots or empty knockout holes. They shall be placed in an area where precipitation is not excessive, or shall be covered extensively with appropriate waterproofing or protection where it does not create a fire hazard if precipitation is present.
All power cord connected and plugged to the temporary breaker and receptacle panels will be consistently inspected for tension relief. This will reduce damage to the cords, panels, and receptacles. The temporary panels will have the proper electrical load capacity available to them, and will be adjusted and serviced as needed.
One of the methods listed by OSHA as part of acceptable record keeping is to establish a color code for marking cord sets and cord- and plug-connected equipment. The table below lists a color code that is in wide use by electricians and contractors. Colored plastic or vinyl electrical tape is placed on one or both ends of cords and cord- and plug-connected equipment to denote the month that the tests were performed.
GFCI Color Codes:

January — Orange
February — Blue
March — Red
April — Yellow May — Orange June — Blue July — Red August — Yellow September — Orange October — Blue November — Red December — Yellow

m. Scaffolding
All scaffolds on the River City Casino & Hotel job will be capable of supporting its own weight and at least four times the maximum intended load applied to it. Each platform must be fully planked between the front uprights and the guardrail supports per OSHA 1926.451(b). Each employee exposed to a fall of 6 feet or greater shall.
Baker Scaffolds
The use of Baker scaffolds is permissible at work not greater than 6’ in height and a width not greater than 40”. Any work that requires scaffold width greater than 40” or greater than 6’ in height will require the use of an alternative means/method (i.e. lightweight scissor lifts).
n. 100% Fall Protection over 6 feet on all work activities
Yates/Paric personnel working six (6) feet or more above any surface where a temporary guardrail system is not in place, must wear an OSHA / ANSI approved safety harness and lanyard. All employees must be tied off to an appropriate anchorage point. Employees using fall arrest systems will inspect it daily before each use and as required depending upon site conditions. All fall protection equipment must be inspected on a monthly basis (marked with color coded tape).
Harnesses and shock absorbing lanyards are required while installing temporary guardrail systems or safety cable barriers. Any employee working six (6) feet or less from the leading edge on a surface is required to be tied off with a retract and/or lanyard to a harness.
Any employee operating aerial and scissor lift equipment shall be tied off utilizing anchor points provided. Equipment must be secured against movement to reduce falling hazards.
After each slab is poured, slab grabbers or Safe T-Straps will be installed at the edge of the slab in order to place temporary guardrails. The top rail shall be placed at 42”, the mid-rail at 21” and the toe board (flush with the floor). Handrails will remain in place until the wall is complete or permanent handrails are installed.
Any holes on the working surface that are 2” or more in width shall be sealed with a cover. “HOLE — Do Not Remove” shall be written on each cover. If sufficient space is not available, it will be marked with “Hole” or “Hole Cover”.

o. Cranes & Rigging — Personal hoists / Manlifts
Lifting equipment is built for safe and economical operation, but it is only as safe as the operators who operate it.
1. General Requirements
a.	All cranes, hoists, motor vehicles, elevators, conveyors, and heavy equipment must be operated and maintained to conform to established standards.

b.	Equipment rental companies are required to supply the Safety Department with a current “inspections Certificate” for each individual crane to work on the project. A certified inspector, testing laboratory, manufacturer, or metallurgist will sign off this certificate or facsimile. A copy of the last annual crane inspection must accompany the rental agreement. Terms and conditions for rental equipment places the responsibility of lessor to furnish copy of certifications of annual inspections of various pieces of lifting equipment and cranes as required by OSHA. The Project Superintendent must ensure this documentation is in hand and in order prior to placing the equipment in service.

c.	All cranes, hoists, motor vehicles, elevators, and heavy equipment must be inspected prior to use on each shift. All deficiencies must be repaired before the equipment is used.

d.	Operators of such equipment must keep inspection records required by this procedure.

e.	Rated load capacity charts, recommended operating speeds, special hazard warnings, and other essential information will be visible to the operator while they are at their control station.

f.	Prior to initial use, all new, extensively repaired, and altered cranes should be tested by or under the direction of an appointed or authorized person, confirming the load rating of the crane.

g.	Operators must take signals from only one person; in an emergency, however, a STOP signal can be given by anyone.

h.	Only standard hand signals will be acknowledged. A copy of the hand signals must be provided on equipment visible to employees.

i.	Routine maintenance, fueling, and repairs must not be performed while the equipment is in use or the power on.

j.	When handling or recharging batteries or using jumper cables, wear a face shield.

k.	The starting procedure is as follows:
1.	Prior to start-up, make a walk-around inspection to check the condition of the machine and see that everyone is in the clear.

2.	Check the engine oil and coolant prior to the initial start-up each shift.

3.	Before working machine, allow sufficient time for a warm-up period after engine is started.

4.	Prior to attempting to work the machine, the operator should thoroughly familiarize himself with all controls.

5.	All controls should be tested by the operator at the start of a new shift. If controls do not operated properly, they will be adjusted or repaired before working the machine. Check wheel brakes before moving machine.
2.	Operators of Material Handling Equipment
a.	Cranes will be operated only by the following personnel:

b.	Designated operator — The operator assigned by the employer as being qualified to perform specific duties.

c.	Learners under the direct supervision of a designated operator.

d.	Maintenance and test personnel, when it is necessary in the performance of their duties.
1.	No one, other than personnel specified, will enter an operator station or crane cab, with the exception of persons such as helpers and supervisors whose duties require them to do so, and then only in the performance of their duties and with the knowledge of the operator or other appointed person.

2.	It will be the responsibility of the Project Superintendent to assign a competent person to indoctrinate operators in the operating procedures and OSHA regulations concerning hoist and crane operation, prior to starting work.

e.	Each operator for mobile cranes rated 50 tons or larger must be qualified in accordance with accepted Operator Qualification procedure. This qualification must be met at the beginning of each project and at least annually thereafter. If there is any question about physical or mental fitness of any operator, he may be referred to Project Superintendent for arrangement for doctor examination.
f.	The operator will be responsible for those operations under his direct control. Whenever there is any doubt as to safety, the operator will stop and refuse to handle the load until safety, such as proper rigging, has been assured.

g.	While actually engaged in operating the crane, the operator will not engage in any practice that will divert his attention.

h.	The operator will familiarize himself with the equipment and its proper care. If adjustments or repairs are necessary, or any defects are known, he will report he same promptly to his supervisor and will also notify the next operator of the defects upon changing shift.

i.	The operator will avoid swinging loads over employees. The operator will sound the horn when swinging a suspended load.

j.	The operator will not leave his position at the controls while the load is suspended. Before leaving his crane unattended, the operator will:
1)	Land any attached load, bucket, lifting magnet, or other device.

2)	Disengage clutch.

3)	Set travel, swing, boom brakes, and other locking devices.

4)	Put controls in the “off” position.

5)	Stop the engine.

6)	Secure crane against accidental travel.
k.	Safety latches are required on all hooks on lifting and pulling devices.

p. Mobile Equipment Operation and Operator Training

Cranes, Derricks, Hoists, Conveyors, and Aerial Lifts
A.	General Requirements
Lifting equipment is built for safe and economical operation, but it is only as safe as the operators who operate it.
1.	All cranes, hoists, motor vehicles, elevators, conveyors, and heavy equipment must be operated and maintained to conform to established standards.
2.	Equipment rental companies are required to supply the Safety Department with a current “inspections Certificate” for each individual crane to work on the project. A certified inspector, testing laboratory, manufacturer, or metallurgist will sign off this certificate or facsimile. A copy of the new annual crane inspection must accompany the rental agreement. Terms and conditions for rental equipment places the responsibility of lessor to furnish copy of certifications of annual inspections of various pieces of lifting equipment and cranes as required by OSHA. The site management team must ensure this documentation is in hand and in order prior to placing the equipment in service.

3.	All cranes, hoists, motor vehicles, elevators, and heavy equipment must be inspected prior to use on each shift. All deficiencies must be repaired before the equipment is used.

4.	Operators of such equipment must keep inspection records required by this procedure.

5.	Rated load capacity charts, recommended operating speeds, special hazard warnings, and other essential information will be visible to the operator while they are at their control station.

6.	Prior to initial use, all new, extensively repaired, and altered cranes should be tested by or under the direction of an appointed or authorized person, confirming the load rating of the crane.

7.	Operators must take signals from only one person; in an emergency, however, a STOP signal can be given by anyone.

8.	Only standard hand signals will be acknowledged. A copy of the hand signals must be provided on equipment visible to employees.

9.	Routine maintenance, fueling, and repairs must not be performed while the equipment is in use or the power on.

10.	When handling or recharging batteries or using jumper cables, wear a face shield.

11.	The starting procedure is as follows:
a)	Prior to start-up, make a walk-around inspection to check the condition of the machine and see that everyone is in the clear.

b)	Check the engine oil and coolant prior to the initial start-up each shift.

c)	Before working any machine, allow sufficient time for a warm-up period after engine is started.

d)	Prior to attempting to work the machine, the operator should thoroughly familiarize himself with all controls.

e)	All controls should be tested by the operator at the start of a new shift. If controls do not operated properly, they will be adjusted or repaired before working the machine. Check wheel brakes before moving machine.
Operators of Material Handling Equipment
1.	Cranes will be operated only by the following personnel:
a)	Designated operator — The operator assigned by the employer as being qualified to perform specific duties.

b)	Learners under the direct supervision of a designated operator.

c)	Maintenance and test personnel, when it is necessary in the performance of their duties.
2.	No one, other than personnel specified, will enter an operator station or crane cab, with the exception of persons such as helpers and supervisors whose duties require them to do so, and then only in the performance of their duties and with the knowledge of the operator or other appointed person.

3.	It will be the responsibility of the Crane and Equipment Safety Manager or his designee to indoctrinate operators in the operating procedures and OSHA regulations concerning hoist and crane operation, prior to starting work.

4.	Each operator for all equipment must be qualified in accordance with accepted Operator Qualification procedure. This qualification must be met at the beginning of each project and as determined thereafter. If there is any question about physical or mental fitness of any operator, he may be referred to the Crane and Equipment Safety Manager or his designee for referral to Human Resources for evaluation.

5.	The operator will be responsible for those operations under his direct control. Whenever there is any doubt as to safety, the operator will stop and refuse to handle the load until safety, such as proper rigging, has been assured.

6.	While actually engaged in operating the crane, the operator will not engage in any practice that will divert his attention.

7.	The operator will familiarize himself with the equipment and its proper care. If adjustments or repairs are necessary, or any defects are known, he will report the same promptly to his supervisor and will also notify the next operator of the defects upon changing shift. If these adjustments, repairs or defects are such that they may jeopardize the safe operation of the equipment, the equipment must be removed from service immediately and tagged out of service.

8.	The operator will avoid swinging loads over employees. The operator will sound the horn when swinging a suspended load.

9.	The operator will not leave his position at the controls while the load is suspended. Before leaving his crane unattended, the operator will:
a)	Land any attached load, bucket, lifting magnet, or other device.

b)	Disengage clutch.

c)	Set travel, swing, boom brakes, and other locking devices.

d)	Put controls in the “off” position.

e)	Stop the engine.

f)	Secure crane against accidental travel.
10.	Safety latches are required on all hooks on lifting and pulling devices.
Cranes and Derricks
a.	No one but the operator will be allowed in or on the machine while it is operating. (This means NO RIDERS).

b.	NO RIDER signs will be posted in cab of crane.

c.	Boom angle indicators must be in working order at all times. Load movement devices or load indicating devices will be installed where required.

d.	All wire ropes will be in good repair.

e.	All belts, gears, shafts, pulleys, sprockets, drums, flywheels, or chains will be properly guarded.

f.	Accessible areas within the swing radius of all cranes must be barricaded.

g.	The swing radius will be free of outside material such as water cans, tool boxes, and miscellaneous storage.

h.	All exhaust systems will be in good repair and guarded.

i.	All windows will be of safety glass and free of distortion such as cracks.

j.	Guardrails and hand holds will be appropriately built and secured and antiskid surfaces placed on walkways and platforms.

k.	There will be an accessible 10-lb ABC fire extinguisher at all operator stations or cabs.

l.	The load block, headache ball, and safety hook will be kept in good repair.

m.	No employee will ride on a cable, ball, chain, sling, or any other hoisting attachment or on the material being moved by means of a winch line, crane, or truck.

n.	Backup alarms will be installed and operational on truck cranes and pickers.

o.	With motor cranes, all four outriggers should be firmly set for every lift. In case of a rolling lift, the ground area must be firm and level and outriggers pads set to just clear ground.

p.	Booms and boom members will be kept in good repair, free of cracks, dents, and broken parts.

q.	Boom and crane rigging should be inspected at the start of every shift. At least once a week, lines should be checked thoroughly and lubricated. Aerosol can-type lubricant seems to be the most generally acceptable. It must be a lubricant that will penetrate the cables.

r.	A monthly Crane Inspection Report must be completed and submitted to the Project Office. In addition, this report must be completed as soon as the piece of equipment arrives on the job site.

s.	Never repair a damaged boom or any section thereof. The only safe procedure is to contact the manufacturer giving crane identification information and following their instructions.

t.	Jibs will be used only when necessary for inward reach and will be equipped with positive jib stops when available.

u.	Cranes will not be operated when any part of the machine can come within 10 feet of a high voltage conductor. For this purpose, anything over 220 volts will be considered high voltage. When operating in proximity to a high voltage line, riggers will not pull the load line at an angle to make a hook up. If it is necessary to operate a crane close to high voltage lines, make arrangements through management to have the line de-energized if possible.

v.	For lines rated over 50 kV, the minimum clearance between the lines and any part of the crane or load must be 10 feet plus 0.4 inch for each 10 kV over 50 kV.

w.	During transit, with no load and the boom lowered, the minimum equipment clearance must be 4 feet for 50 kV or less, 10 feet for 50 kV to 345 kV, and 16 feet for voltages up to 750 kV.

x.	A designated employee must observe clearance of the equipment and give timely warning for all operations where the operator’s vision is obstructed.

y.	Any overhead line must be considered energized unless the responsible utility company or client representative verifies that it is not energized.

z.	Buffers will be installed at each end of the tracks for stops on rail-mounted cranes.
Pre-Operational Inspection
An internal checklist will be employed to insure complete and thorough crane inspections. The checklist will include the following elements:
•	Specific areas recommended by the manufacturer.

•	Proper readable load chart in Cab.

•	Angle Indicator functions.

•	If two-block device is not functioning; discussion with Crane and Equipment Safety Manager is required.

•	Rated 10ABC Fire Extinguisher.

•	Cab maintenance and cleanliness.

•	Main and side crane windows not blocked with paper.

•	Out riggers fully extend and support crane weight.

•	Tires inflated properly.

•	Lattice boom crane — chord — connections inspected.

•	Note: Chord damage of any level shall have crane rejected.

•	Deformed, cracked, or corroded members in the crane structure and entire boom.

•	Loose bolts or rivets.

•	Cracked or worn sheaves and drums.

•	Worn, cracked or distorted parts such as pins, bearings, shafts, gears, rollers and locking devices.

•	Excessive wear on brake and clutch system parts, linings, pawls and ratchets.

•	Load, boom angle, and other indicators over their full range, for any significant inaccuracies Note: If load indicator is not functioning or absent discussion with Crane and Equipment Safety Manager is required.

•	Excessive wear of chain drive sprockets and excessive chain stretch.

•	Crane hooks for cracks (visual).

•	Travel steering, braking and locking devices for malfunction.

•	Excessively worn or damaged tires.
Hydraulic and pneumatic hose, fittings and tubing including:
a.	Evidence of leakage at the surface of the flexible hose or its junction with the metal and couplings.

b.	Blistering or deformation of the outer covering of the hydraulic or pneumatic hose.

c.	Leakage at threaded or clamped joint that cannot be eliminated by normal tightening or recommended procedures.

d.	Evidence of excessive abrasion or scrubbing on the outer surface of a hose, rigid tube or fitting. Means shall be taken to eliminate the interference of elements in contact or otherwise protect the components.
Hydraulic and pneumatic pumps and motors including:
a.	Loose bolts or fasteners

b.	Leaks at joints between sections

c.	Shaft seal leaks

d.	Unusual noises or vibration

e.	Loss of operating speed

f.	Excessive heating of the fluid

g.	Loss of pressure
Hydraulic and pneumatic valves including:
a.	Cracks in valve housing

b.	Improper return of spool to neutral position

c.	Leaks at spools or joints

d.	Sticking spools

e.	Failure of relief valves to attain correct pressure setting

f.	Relief valve pressures as specified by the manufacturer
Hydraulic and pneumatic cylinders including:
a.	Drifting caused by fluid leaking across the piston

b.	Rod seals leakage

c.	Leaks at welded joints

d.	Scored, nicked or dented cylinder rods

e.	Dented case (barrel)

f.	Loose or deformed rod eyes or connecting joints

g.	Hydraulic filters for evidence of rubber particles on the filter element that may indicate hose, “O” ring or other rubber component deterioration. Metal chips or pieces on the filter may denote failure in pumps, motors or cylinders. Further checking will be necessary to determine the origin of the problem before corrective action can be taken.
Hammerhead Tower Cranes
Adequate clearance shall be maintained between moving and rotating structures of the crane and fixed objects to allow the passage of employees without harm.
Each employee required to perform duties on the horizontal boom of hammerhead tower cranes shall be protected against falling by guardrails or by a personal fall arrest system in conformance with subpart M of the OSHA 1926 standard.
Buffers shall be provided at both ends of travel of the trolley.
Cranes mounted on rail tracks shall be equipped with safety switches limiting the travel of the crane on the track and stops or buffers at each end of the tracks.
All hammerhead tower cranes in use shall meet the applicable requirements for design, construction, installation, testing, maintenance, inspection, and operation as prescribed by the manufacturer.
Hydraulic Cranes
The use of hydraulic cranes as general purpose material handling equipment presents an operational control problem that all supervision should be aware of and responsible for. In addition to the applicable rules set down in the previous sections, the following rules will be adhered to when operating a hydraulic crane.
1.	In warm weather, remove and store doors to prevent blind spots or slide back in the locked position.

2.	Wear seat belts at all times while traveling the crane.

3.	In addition to filing the Monthly Crane Safety Report, “a daily check of the following items will be made before starting the shift:
a.	All deficiencies on the machine or unsafe conditions are to be reported to your supervisor promptly.

b.	No modifications or additions that affect the capacity and operation of the equipment will be made without the manufacturer’s written approval.

c.	Check wire rope condition and dead end for wedges and clamps. Keep wire rope lubricated.

d.	Check hook and block. Make sure hook has an operational safety latch.

e.	Check boom pivot pins and pin retainers.

f.	Check mountings for hydraulic boom cylinders.

g.	Check outriggers, pivot pins and retainers, and cylinder mountings.

h.	Check for buildup of dirt and rocks under outrigger cylinders. Check outrigger frames for cracks.

i.	Check all steering linkage.

j.	Check winch mounting.

k.	Check for any leaks of the hydraulic, engine oil, and coolant systems.

l.	Test brakes prior to moving machine.

m.	Make sure hydraulic pump is disengaged before moving machine if applicable.

n.	Check horn, turn signals, and lights for proper operation.

o.	Inspect tires for condition and proper inflation.

p.	Check back-up alarm for proper functioning.
D.	Outriggers
1.	The crane must be level with all outriggers down on firm ground or footing prior to lifting loads or swinging the boom over the side, except as noted under the “Traveling” heading. Without the outriggers down and even with no load, it is possible to tip the crane over by simply swinging the boom over the side.

2.	The transporting of materials on the outriggers is prohibited.

3.	Use appropriate pads under outriggers when soil conditions warrant or there is not a firm, stable foundation for the outrigger to be placed on, especially when making heavy picks or when working near maximum radius.

4.	When setting up near trenches or excavations, stay a safe distance back from the hole a minimum of 2 feet or an evaluation must be conducted by a competent person to determine if the footing is stable to support the machine.

E.	Hoisting
1.	Know the weight of the load and the location to which it is being moved.

2.	No crane is to be loaded beyond its rated capacity.

3.	The operator will test the machine each time a load approaching the rated load is handled, by raising it a few inches and holding the load.

4.	Extreme care should be exercised when a load approaching the rated load capacity is handled. Whenever possible, this load should be tested keeping it close to the ground and booming out to the maximum radius required prior to making the actual lift into place. Be sure actual operating conditions do not exceed test conditions.

5.	Use extreme caution when extending the boom with loads suspended. As working radius increases, load capacity decreases and can cause the machine to tip over. Most hydraulic cranes differ from a friction machine in that a load cannot be lowered fast enough to overcome a tipping action once the machine becomes over-balanced.

6.	When the boom is extended, care should be exercised to avoid “two blocking” sheave block with boom.

7.	During hoisting, swing, or lowering operations, there will be no sudden acceleration or deceleration of the moving load.
F.	Traveling
1.	When traveling, the boom will be fully retracted and positioned over the front of the machine in the direction of travel.

2.	Use a signalman when traveling mobile cranes. The operator’s visibility is very poor towards the rear of some machines.

3.	The warning signal will be sounded each time before traveling, and intermittently during travel, particularly when approaching employees.

4.	Traveling with a load is not encouraged. However, if there is no alternative means to accomplish the task, follow the manufactures guidelines when traveling with a load.

5.	Load must be positioned over the front of the machine in the direction of travel.

6.	ALL TRAVELED LOADS MUST BE TIED OFF TO THE MACHINE BY A TAG LINE AND NOT HELD OR BALANCED BY EMPLOYEES WALKING ALONG SIDE OF LOAD.

7.	Some loads will require the positioning of outriggers close to the ground.

8.	Route to be traveled will be level, compacted, and free of potholes.

9.	No one will be permitted to ride on any crane or picker except the operator or driver.
Crane Suspended Work Platform
OSHA prohibits the use of crane suspended personnel platforms “man basket” unless there is ample cause and justification for their use.
This method will be used only if the work to be performed cannot normally be reached by scaffolding, aerial work platforms, ladders, etc., and when transport or constructing of access for personnel to elevations where other means of access are unsafe or more hazardous because of structural design or work site conditions.
All additional sections of the management system will apply toward this work procedure and be fully enforced.
A man basket checklist must be completed before man basket work activities can commence.
1.	Suspended work platform will not be permitted if there is another reasonable method consistent with construction practices to accomplish the task.

2.	Each suspended work platform brought onto the project must be inspected and approved for use by the Crane and Equipment Safety Manager or his designee.

3.	The Crane and Equipment Manager or his designee must specifically approve each individual use of suspended work platform.

4.	Suspended work platforms will be constructed in accordance with C.F.R. 1926.550(G)(4)(i)

5.	E. A critical lift plan must be completed by the Crane and Equipment Safety Manager or his designee.

Personnel Hoists — Fixed
1.	The erection and operation of personnel hoists must conform to established standards.

2.	Hoists must be guarded at ground elevation by suitable barricades and signs, and, on all elevations, the entrance to the platform should be barricaded.

3.	Personnel hoists will be enclosed on all sides and the top, except sides used for entrances and exits, which will have car gates or doors.

4.	The maximum allowable distance between the floor of the lifting car and the landing platform is six inches.

5.	Prior to placing a hoist into service, functions and safety devices must be tested thoroughly under the supervision of the manufacturer’s representative or other similarly qualified person in the presence of the Project Superintendent or his designee.

6.	At least every four months, the manufacturer’s representative as required by ANSI must make a full inspection and test to include a drop test.

7.	Records of such inspections and tests must be kept on the job site with copies to the Safety Department.

8.	Operators of personnel hoists will receive orientation and training in the safe and proper operation in accordance with the manufacturer’s instructions.
Aerial Work Platforms — Requirements
1.	General Requirements:
a)	The design and operation of all movable personnel hoists will be in accordance with the manufacturer’s recommended procedures for safe operation.

b)	All personnel who operate aerial work platforms will be trained and qualified in the safe operating procedures, using the manufacturer’s operator book.

c)	The operator will have, on his person or on the job site, the documentation issued by the Safety Department stating his competency in operating the specific model of equipment. Arrangements should be made for instructor personnel to be periodically trained and upgraded by the manufacturer’s representative or the vendor.

d)	At least every three months, the manufacturers must make a full inspection and test representative. Records of such inspections and tests must be kept on the job site with copies forwarded to the Safety Department.

e)	The movable personnel hoist is to be inspected for proper mechanical condition and is not to be used for lifting personnel unless in proper working order.

f)	All outriggers must be extended and firmly set before personnel are elevated.

g)	Never position steps, ladders, or similar items on platforms to provide additional reach.

h)	Aerial work platform are not designed to be use as a lifting device for materials. It is designed to safely lift workmen, small incidental materials and their tools.

i)	If any questionable situation arises as to the capabilities or use of a movable personnel hoist, the Safety Department or manufacturer’s representative is to be consulted prior to use.

j)	All mechanical, hydraulic, and structural parts and systems of the lift will be inspected before each use. Any defects will be corrected before use.

k)	The equipment operator must know the equipment’s capacity and operate within the safe operating limits.
J.L.G. Type Work Platform
NOTE: For use in this section, “J.L.G.” is used to represent all types and manufactures of mobile manlift machinery.
1.	Two 10-lb ABC fire extinguishers will be maintained on each J.L.G., one in the main basket, one on the machine base on the ground.

2.	The counterweight swing radius is to be barricaded any time the equipment is in operation. The area directly underneath the J.L.G. must be barricaded if the work presents a hazard to workers at lower levels.

3.	Lift will be operated only on level ground with wheels choked unless controls are located in basket of equipment.

4.	Steering wheels should not be turned on concrete floors, unless lift is in motion.

5.	Safety harnesses will be worn in basket with lanyards secured to anchor point provided in the lift.

6.	Gate on basket will be kept closed and locked at all times when in use.

7.	No material will be lifted with J.L.G. lift.

8.	Fuel, motor oil, and hydraulic oil will be checked before each shift.

9.	Lift will not be used for any purpose other than to provide a mobile scaffold for workers.

10.	Machine platforms will be kept a minimum of 10 feet from electrical power lines.

11.	Personnel cannot stand on handrails for purposes of work. They must remain inside the basket.

12.	In the event that a person must exit the basket to perform work, the 100% tie off rule must be followed. The person must be tied off to an appropriate anchor point outside of the basket prior to unhooking from the anchor point inside the basket.
Pre-Operational and Daily Inspections
All equipment to be used on the site will be required to meet the minimum OSHA requirements, including but not limited to lighting, mirror, alarms, etc. Each piece of equipment will be inspected before it may be used on the site. The operator will conduct the inspection utilizing a check sheet of pre-determined requirements.
Inspection periods based on manufacturers recommendations, hours of service, incident involvement, or other reasons that would require inspection.
After equipment has passed the inspection process, it will be available for use on the project. Each piece of equipment will be re-inspected by the operator at the beginning of each shift or anytime there is a change in operators. Equipment failing inspection will be removed from service and tagged out with a “Do Not Operate” tag.

Daily Inspection
A Daily Equipment Safety / Maintenance Checklist will be conducted by the operator before he/she begins operation of the equipment.
Daily inspection will also be conducted to verify that the hoist is free of mechanical defects and / or safety deficiencies. The first person to operate the machine must visually inspect the machine prior to its operation. Any deficiencies observed with the equipment being inspected must be noted on the inspection form and corrected or repaired prior to operation.
The following will be inspected as a minimum.
•	Inspections are required when in use other than daily mandated inspection.

•	Inspect all control mechanisms for maladjustment interfering with proper operation.

•	Inspect all control mechanisms for excessive wear of components and contamination by lubricants or other foreign matter.

•	Inspect all safety devices for malfunction.

•	Inspect all hydraulic hoses, and particularly those which flex in normal operation of crane functions, should be visually inspected.

•	Inspect crane hooks for deformations or cracks. Hooks with cracks, or having more than 15 percent in excess of normal throat opening, or more than 10-degree twist from the plane of the unbent hook must not be used.

•	Inspect rope reaving for compliance with crane manufacturer’s specifications.

•	Inspect electrical apparatus for malfunctioning, signs of excessive deterioration, dirt and moisture accumulation

•	Inspect tires for recommended inflation pressure.
Mobile Crane Training and Qualifications
No operator will be allowed to operate mobile cranes without having current documentation stating their qualifications. An Equipment Operators Card will be issued internally showing that all documentation has been reviewed and is current.
Crane operators may only be qualified to operate by the Crane and Equipment Safety Manager or his designee. Exceptions to operators being trained by a third party must be approved by the Crane and Equipment Safety Manager.

Mobile Crane Operations and Practices
Equipment rental companies are required to supply the site superintendent with a current “inspections Certificate” for each individual crane to work on the project. A certified inspector, testing laboratory, manufacturer, or metallurgist will sign off this certificate or facsimile. A copy of the last annual crane inspection must accompany the rental agreement. Terms and conditions for rental equipment places the responsibility of lessor to furnish copy of certifications of annual inspections of various pieces of lifting equipment and cranes as required by OSHA. The superintendent must ensure this documentation is in hand and in order prior to placing the equipment in service.
The following will outline some basic parameter requirements applying specifically to the use and daily management of Mobile Crane operations.
Operator / Superintendent Responsibilities
•	It is the primary responsibility of the operator to see that the equipment is operated within the designed specifications.

•	The operator will have the primary responsibility for inspecting and maintaining hoisting equipment.

•	All hydraulic booms will be stowed at end of work shift.

•	All lattice boom cranes will have the boom “dogged off” to an approved location at end of work shift.

•	The operator must be in position at the controls before starting a crane and will never attempt to start a crane while standing on the ground outside the cab.

•	The operator must make sure all other personnel are clear of the crane before starting and/or moving the crane.

•	The operator must not leave the controls position while a load is suspended.

•	The operator must never climb on or off a crane or equipment while it is in motion.

•	The operator and the rigger will be responsible to ensure all systems used with the hoisting equipment are within design capacity. This includes blocks, slings, ropes, etc.

•	The operator will apply power to load lines slowly.

•	The operator will receive signals from only one signal person at a time. The operator will stop the hoist / lift if there is confusion or uncertainty regarding the movement of the load or crane.

•	The lift supervisor will be responsible to ensure that proper barricades are placed around the swing radius of cranes or other lifting equipment.

•	Personnel operating cranes will be competent to operate such equipment and must have current certification / qualification card issued by the Crane and Equipment Safety Manager.

•	The operator will ensure that a fire extinguisher is on the equipment with a rating of 10ABC or larger and is readily accessible.

•	When handling or recharging batteries or using jumper cables, wear a face shield.
Starting Procedures
The starting procedure is as follows:
a) Prior to start-up, make a walk-around inspection to check the condition of the machine and see that everyone is in the clear.
b) Check the engine oil and coolant prior to the initial start-up each shift.
c) Before working machine, allow sufficient time for a warm-up period after engine is started.
d) Prior to attempting to work the machine, the operator should thoroughly familiarize himself with all controls.
e) All controls should be tested by the operator at the start of a new shift. If controls do not operated properly, they will be adjusted or repaired before working the machine. Check wheel brakes before moving machine.
Lifting Consideration and Requirements:
•	A signal person must guide and direct the movement of the rig.

•	Close cooperation between the operator and signal person must be exercised. The operator will not make any move unless signals are clearly understood.

•	Sudden starts and stops are to be avoided.

•	Swing speed must be controlled so that the load does not swing out beyond the radius at which it can safely be handled.

•	The operator will avoid hoisting and carrying loads over personnel.

•	The bottom tip should always be positioned directly above the load being hoisted. A crane boom should never be used for dragging loads sideways.

•	The load should never be allowed to strike the boom, outriggers or crane body, and the boom should never strike a structure. If a boom strikes any object, the crane must be remove crane from service for re-inspection.

•	The weight of the hook, spreader bar, load block and other material to be lifted must be included when calculating the total weight of a load.

•	All personnel will stand clear of all lines under strain.

•	All personnel should stand clear of the bight of a line (i.e., where the line makes a loop or a turn over a sheave or block).

•	All rigging hardware is to be used per the manufacturer’s instructions, applicable standards and good practice. Hardware should never be loaded beyond its safe working load.

•	In the event of a possible failure where the crane could potentially contact an electrical energy source, the lift operator shall ensure the crane is grounded through the superstructure.

•	Rated capacities, special warnings and instructions will be legibly posted on all equipment so they are visible by the operator.

•	Tag lines will be used when lifting materials with any cranes or other lifting device.

•	A rope sling will never be used on material contaminated with caustic or acids.

•	The use of barricade rope as a hand line is prohibited.

•	A bar should be used to guide cable or line onto a drum of a hoist. The employee’s hands or feet should never be used as a cable guide.

•	Pads or mats will always be used under outriggers when setting up a crane on unstable ground or in areas where the strength of the slab/roadway is not known (The operator will be responsible for this action).

•	Weather conditions and lightning potential must always be considered before handling a load. During heavy rain and especially during lightening, stop work and find shelter.

•	Boatswain chair lifts with a crane are prohibited.

Crane Requirements
•	Load lines will be capable of supporting, without failure, at least seven- (7) times maximum intended load. Anti-rotation rope will be capable of supporting ten — (10) times the maximum intended load.
•	Load and boom hoist brakes, swing brakes, and locking devices will be engaged when man basket is in a stationary working position.
•	The load line hoist drum will have controlled load lowering. Free-fall is prohibited.
•	The crane will be uniformly level, within one percent (1%) level grade on firm footing; and outriggers with pads shall be used, if not crawler crane.
•	Total weight of the loaded platform and rigging will not exceed 50% of the rated capacity for the radius and configuration of the crane.
•	Cranes will be equipped with and have in good working order the following:
Boom angle indicator, Boom length indicator (for telescoping booms), Swivel hook to prevent load spinning Power up / down lever to remain functional for any system failure.
•	Cranes having a live boom will not be used.
Man Basket Requirements
•	A qualified engineer with a Professional Engineer (PE) stamp competent in structural design will endorse and will design the man basket and suspension system.
•	Welded by approved welder and welding inspection report required with submission.
•	Man basket will be properly hung so that it will not turn or overturn while personnel are in inside.
•	The personnel platform will have a safety factor of five (5) of its intended capacity.
•	A minimum of six (6) feet of headroom will be provided where required.
•	Each platform must have a perimeter protection up from the floor forty-three (43) inches — (1100mm) minimum, which will be of solid construction of expanded metal with no greater than one-half inch (1/2) — 12.7mm openings.

•	A grab rail will be provided inside the platform.
•	If a gate is provided, it will swing inward and will be equipped with a device to prevent accidental opening.
•	Overhead protection must be provided when workers may be exposed to falling objects.

•	Signs will be permanently affixed to the man basket displaying:
Identification number, Safe Work Load, Maximum occupancy, Basket weight

•	Regulatory requirements where more stringent will supersede and apply.
Use of Man Baskets
•	Only workers performing the work task will occupy the man basket; 2x men maximum.
•	Man basket will be used only to lift workers and their tools and material to do the job. All work materials well be secured and distributed evenly in the man basket.
•	No additional load will be lifted with the crane while man baskets are in use.
•	When a wire rope bridle is used to connect the man basket to the load line, the bridle legs will be connected to a single ring or shackle. Bridles used as a connection for the personnel platform must not be used for any other purpose.
•	Hook throat openings will be closed and locked. “Mousing” (using wire rope to close the hook opening) is not permitted.
•	All rigging will have a minimum safety factor of seven (7) of the intended load.
•	All eyes in wire rope must be fabricated with thimbles.
Testing and Inspecting
•	A trial lift with the unoccupied man basket will be made by the crane operator for each new work location and a new permit issued for the beginning of each shift to ensure that all controls and safety devices are functioning properly.
•	A new work location is any new lift where the radius has changed or additional weight is required or physical movement of the crane location.
•	Prior to hoisting workers for the first time at each new set up location, the crane operator will make a full cycle test of the man basket by lifting the unoccupied man basket loaded to 125% of the posted rated capacity.
Safe Work Practices
•	Lifting and lowering of the man basket will be performed in a slow and controlled manner with no sudden moves.
•	Workers will keep all parts of their body inside the man basket during raising, lowering, and positioning.
•	Traveling the crane will be prohibited while the man basket is occupied.

•	The crane operator will remain at the controls while the man basket is occupied.
•	The use of the man baskets shall be prohibited upon indication of any dangerous weather conditions.
•	Workers being hoisted shall remain in continuous sight of or continuous communication with the operator or signal person.
•	Workers occupying the man basket must wear a safety harness with lanyard connected above the load block or fall ball.
•	No lifts shall be made on another of the crane load lines while personnel are suspended in a man basket.
•	A pre-lift meeting prior to hoisting at each new location, shall be held between the crane operator, persons to be lifted, Crane and Equipment Manager or his designee, to assure the safeguards mentioned in this procedure are followed and there is clear understanding of each person’s job scope and requirements.
Appointment and Duties of Specific Personnel
The following information outlines the roles and responsibilities of personnel involved in man basket work activity:
Crane Operator: This position requires a minimum of five (5) years of crane operation experience, with all certifications current and documented. The ultimate role of this person is to safely execute the lift in a controlled and safe manner as directed by signalman.
Man Basket Review / Approval Package
The Crane and Equipment Manager or his designee will use the Man Basket Checklist with a separate sign-off document to be completed for all work involving a man basket.
Critical Lift Form
A Critical Lift Form will be utilized on crane lifts involving; “Tandems or lifts over the manufacturers assigned load chart / radius” which are considered critical lifts, will not be allowed or planned without additional procedures in place.
Completion of the Critical Lift Forms is the responsibility Crane and Equipment Safety Manager or his designee.

Aerial Lifts, Vehicle-Mounted Work Platforms
The following information outlines basic requirements for safe operation and protection of personnel engaged in aerial lifts and vehicle-mounted work platforms usage.
The Contractor will employ personnel that are competent and comply with the following general requirements list below:
•	Controls will be clearly marked as to their function.
•	The design and operation of all movable personnel hoists will be in accordance with the manufacturer’s recommended procedures for safe operation.
•	All personnel who operate aerial work platforms will be trained and certified in the safe operating procedures, using the manufacturer’s operator book.
•	The operator will have, a certificate issued by an authorized Yates/Paric trainer. Verification of training may be accomplished by contacting the Safety Training Manage.
•	The movable personnel hoist is to be inspected for proper mechanical condition and is not to be used for lifting personnel unless in proper working order.
•	All outriggers must be extended and firmly set before personnel are elevated.
•	While traveling, the basket must always follow behind the boom and must always be in a down position.
•	Never position steps, ladders, or similar items on platforms to provide additional reach.
•	Never lift any materials with the hoist. It is designed to lift workmen and their tools safely.
•	If any questionable situation arises as to the capabilities or use of a movable personnel hoist, the Safety Department or manufacturer’s representative is to be consulted prior to use.
•	All mechanical, hydraulic, and structural parts and systems of the lift will be inspected before each use. Any defects will be corrected before use.

•	Know equipment’s capacity and operate within it.
J.L.G. Type Work Platform
•	Two 10-lb ABC fire extinguishers will be maintained on each J.L.G., one in the main basket, one on the machine base on the ground.
•	The counterweight swing radius is to be barricaded any time the equipment is in operation. Area directly underneath overhead work should also be barricaded.
•	Lift will be operated only from level ground with wheels choked unless controls are located in basket of equipment.
•	Steering wheels will not be turned on concrete floors, unless lift is in motion.

•	Safety harnesses will be worn in basket with lanyards secured to bar provided.
•	Gate on basket will be kept closed and locked at all times when in use.

•	No material will be lifted with J.L.G. lift.

•	Fuel, motor oil, and hydraulic oil will be checked before each shift.
•	Lift will not be used for any purpose other than to provide a mobile scaffold for workers.
•	Machine platforms will be kept a minimum of 10 feet from electrical power lines.
•	Personnel cannot stand on handrails for purposes of work. They must remain inside the basket.
Scissors Lift Type Work Platform
•	A 10-lb ABC fire extinguisher will be mounted and maintained on the inside of the work platform.
•	When platform is raised for maintenance of rig; or before working under the platform, the platform will be positively blocked up to prevent the platform from falling.
•	Lower platform fully at end of work operation, and never climb up to extended platform.
Material Hoists
•	The erection and operation of hoists must conform to established standards.
•	The maximum allowable distance between the floor of the lifting car and the landing platform is six inches.
•	A sign stating “No Riders Allowed” must be posted on the car frame. Employees are prohibited from riding material hoists except for authorized purposes of inspection and maintenance.
•	Material hoists will not be operated near ladders, passageways, etc.

Dead Man Control Switch
•	The Dead Man Control Switch must be operable by the person operating the equipment and not wired in the “on or open” position.
•	Equipment will not operate closer than 20 feet to and energized power lines rated at 50 KV or less unless the aerial device is insulated for the work, and personnel for such operations perform the work.
•	Engine must be able to be started from the controls in the basket as well as from controls on the engine compartment.
•	A copy of the operator’s manual must be available and read by each operator, before use.
•	No employee will be permitted to use or operate lifts or platforms unless he/she has been instructed, trained and certified by a competent person in the use and operation of such equipment.
•	Equipment will not be moved when the boom is elevated in a working position with employees in the basket or on an elevated platform. Manufacturer’s specifications and limitations will be observed.
•	No employee will sit or climb on the guardrail of the basket, with the lanyard being attached to the boom or basket.
•	Employees who tamper with controls and/or bypass safety devices, such as dead-man switches, etc. may be terminated.
Inspection and Operator Test
The operator’s level of competency in crane operation, safety procedures, and requirements for lifting equipment will be determined through competency and physical testing. The competency test will be administered prior to employment and the physical test as part of initial training.
Inspections:
All lift equipment/machinery will be inspected periodically.
Forklift Operations and Practices
The following sections contained the basic instructions for the safe operation of powered industrial trucks (forklifts) and for the protection of the personnel working on and around them.
A Forklift, or fork truck, and motorized hand trucks and other specialized industrial trucks powered by electric motors or internal combustion engines that are used in the handling or moving of equipment.

Operator Qualifications, Training and Certification Requirements
•	Lift truck operators should be physically qualified as follows:
•	No physical or mental condition that would jeopardize the safe operation of the truck (dizzy spells, medication, bad back, etc.).
•	Good vision — at least 20/40, corrected if necessary; depth perception at least 90 percent of normal.

•	Normal hearing, preferably without need of a hearing aid.

•	Normal reflexes and reaction time.

•	Ability to understand and read instructions, signs, etc. in English/Spanish.
•	Only trained and authorized operators will be permitted to operate an industrial power truck (forklift). Those authorized employees will demonstrate their ability to operate the forklift and an employee qualification will be issued.
•	Upon successfully completing training requirements established by Crane and Equipment Safety Manager, a record will be established and the matrix of these record will be maintained by the Safety Training Manager.
•	The certification will be issued for the forklift on which the operator is trained and should be renewed yearly by training operations rules, the manufacturer’s operation’s manual, and by passing a manipulative test.

•	The person must successfully pass an operational skills test on the forklift.

•	The person qualified must read and understand the manufacturer’s operator’s manual.
Work Practices
Powered Industrial Trucks (PIT)
Rough Terrain Fork Lifts
General Operating Requirements:
•	P.I.T.’s will be equipped with a 5-lb ABC rated dry chemical type fire extinguisher, within reach of the operator.

•	P.I.T.’s will be equipped at all times with approved overhead protection, in addition to roll over protection.

•	Where possible, P.I.T.’s will be kept off of public roads.

•	P.I.T.’s will not be operated on public roads during hours of darkness.

•	P.I.T.’s must never exceed 10mph on project.

•	P.I.T.’s will be equipped with back-up alarms and/or a single amber flashing or revolving warning light.
•	P.I.T.’s will be equipped with a 10-inch convex rear view mirror on the blind side of the machine.
•	Forklifts will not be used as an elevator for employees unless equipped with a personnel lift platform designed and approved by the forklift manufacturer and used according to the OSHA standard.

•	Seat belts will be worn by operator.
•	No person will be allowed to stand or pass under the elevated portion of any truck, whether loaded or empty.
•	No personnel will be permitted to ride on industrial power trucks or the load.
•	The operator will not allow arms or legs to be placed between the uprights of the mast or outside the running lines of the truck at any time while in operations.
•	When an industrial power truck is unattended, load-engaging means will be fully lowered, controls will be neutralized, power will be shut off and brakes will be set. Wheels will be blocked if the truck is parked on an incline.
•	A safe distance will be maintained from the edge of ramps or platforms while on any elevated dock, or platform. Trucks will not be used for opening or closing freight doors.
•	Brakes will be set and wheel blocks will be in place to prevent movement of trucks, trailers while loading and unloading. Fixed jacks are necessary to support a semi-trailer during loading or unloading when the trailer is not coupled to a tractor.

•	The flooring of trucks and trailers will be checked for breaks and weakness before they are driven on or across by the forklift.
•	There will be sufficient headroom under overhead installations, lights, pipes, sprinkler system, etc.

•	An overhead guard will be used to protect against falling objects.

•	Fire aisles, access to stairways and fire equipment will be kept clear.
Note: It should be noted that an overhead guard is intended to offer protection from the impact of small packages, boxes, bagged material, etc., representative of the job application; but not to withstand the impact of a falling capacity load.

General Operations
•	Safeguard the pedestrians at all times. Do not drive a truck up to anyone standing in front of a bench or other fixed object.
•	Do not allow anyone to stand or pass under the elevated portion of any truck, whether loaded or empty.
•	Unauthorized personnel will not be permitted to ride on powered industrial trucks. A safe place to ride will be provided where riding of trucks is authorized.
•	Do not put arms or legs between the uprights of the mast or outside the running lines of the truck.
•	When leaving a powered industrial truck unattended, load engaging means will be fully lowered, controls will be neutralized, power shut off, brakes set, key or connector plug removed. Block wheels if truck is parked on an incline.
•	Maintain a safe distance from the edge of ramps or platforms and do not, while on any elevated dock or platform, push freight cars. Do not use trucks for opening or closing freight doors.
•	Be sure of sufficient headroom under overhead installations, lights, pipes, sprinkler systems, etc.
•	Use a load backrest extension whenever necessary to minimize the possibility of the load or part of it from falling rearward.
•	Report all accidents involving personnel, building structures and equipment to the site superintendent immediately.
•	Personnel will not use lift trucks for elevated work platforms.
Vehicle Requirements
All vehicles of any type entering the site will have the following:
•	Fully licensed and approved under regulatory requirements.

•	Operator shall have appropriate license for vehicle type.

•	Vehicle and personal insurance.

•	Vehicles unlicensed for public roads are not allowed within the site.

•	Vehicles used for the transporting of material will have a “back-up alarm” wired into the vehicle reverse gear. Back-up alarm will be fully audible for (20) feet.

Vehicle Practices
The following practices inside and outside the site are required:
•	When operated offsite all vehicles will be maintained and driven according to traffic laws and regulations.

•	Inside the site speed limit is maximum (15/mph).

•	Vehicle backing-up with areas blind to the operator will require a signal-man.

•	Vehicles will never block a road way at any time.

•	Vehicle keys should remain inside vehicle at all times.

•	Vehicle operator will not leave vehicle running and unattended.
•	Vehicle may be required to be parked in designated parking spaces.

•	During any emergencies or alarms all vehicle will pull to the side of the road — turn-off engine and personnel will walk to designated assembly point.
q. Concrete and Masonry Construction
Construction loads must not be placed on a concrete structure or portion of a concrete structure unless it has been determined based on information received from a person who is qualified in structural design, that the structure or portion of the structure is capable of supporting the intended loads.
All protruding reinforcing steel, onto and into which employees could fall, must be guarded to eliminate the hazard of impalement.
Employees (except those essential to the post-tensioning operations) must not be permitted to be behind the jack during tensioning operations. Signs and barriers must be erected to limit employee access to the post -tensioning area during tensioning operations.
Employees will not be permitted to ride concrete buckets. Employees will not be permitted to work under concrete buckets while the buckets are being elevated or lowered into position. To the extent practicable, elevated concrete buckets must be routed so that no employee or the fewest employees possible are exposed to the hazards associated with falling concrete buckets.
r. Steel Erection
PURPOSE
This plan sets forth requirements to protect employees from the hazards associated with steel erection activities involved in the construction, alteration, and/or repair of single and multi-story buildings, bridges, and other structures where steel erection occurs. The requirements of this plan apply to employers engaged in steel erection unless otherwise specified. This plan does not cover electrical transmission towers, communication and broadcast towers, or tanks.
Note: Examples of structures where steel erection may occur include but are not limited to the following: Single and multi-story buildings; systems-engineered metal buildings; lift slab/tilt-up structures; energy exploration structures; energy production, transfer and storage structures and facilities; auditoriums; malls; amphitheaters; stadiums; power plants; mills; chemical process structures; bridges; trestles;

STEEL ERECTION ACTIVITIES
1.	Steel erection activities include hoisting, laying out, placing, connecting, welding, burning, guying, bracing, bolting, plumbing and rigging structural steel, steel joists and metal buildings; installing metal decking, curtain walls, window walls, siding systems, miscellaneous metals, ornamental iron and similar materials; and moving point-to-point while performing these activities.
2.	The following activities are covered by this plan when they occur during and are a part of steel erection activities: rigging, hoisting, laying out, placing, connecting, guying, bracing, dismantling, burning, welding, bolting, grinding, sealing, caulking, and all related activities for construction, alteration and/or repair of materials and assemblies such as structural steel; ferrous metals and alloys; non-ferrous metals and alloys; glass; plastics and synthetic composite materials; structural metal framing and related bracing and assemblies; anchoring devices; structural cabling; cable stays; permanent and temporary bents and towers; false work for temporary supports of permanent steel members; stone and other non-precast concrete architectural materials mounted on steel frames; safety systems for steel erection; steel and metal joists; metal decking and raceway systems and accessories; metal roofing and accessories; metal siding; bridge flooring; cold formed steel framing; elevator beams; grillage; shelf racks; multi-purpose supports; crane rails and accessories; miscellaneous, architectural and ornamental metals and metal work; ladders; railings; handrails; fences and gates; gratings; trench covers; floor plates; castings; sheet metal fabrications; metal panels and panel wall systems; louvers; column covers; enclosures and pockets; stairs; perforated metals; ornamental iron work, expansion control including bridge expansion joint assemblies; slide bearings; hydraulic structures; fascias; soffit panels; penthouse enclosures; skylights; joint fillers; gaskets; sealants and seals; doors; windows; hardware; detention/security equipment and doors, windows and hardware; conveying systems; building specialties; building equipment; machinery and plant equipment, furnishings and special construction.
CONTROLLING CONTRACTOR
The duties of controlling contractors under this shall include, but are not limited to, the duties specified in OSHA 1926.752 (a) and (c), 1926.755(b)(2), 1926.759(b), and 1926.760(e).
Definitions
Anchored bridging — means that the steel joist bridging is connected to a bridging terminus point.
Bolted diagonal bridging — means diagonal bridging that is bolted to a steel joist or joists.
Bridging clip — means a device that is attached to the steel joist to allow the bolting of the bridging to the steel joist.

Bridging terminus — point means a wall, a beam, tandem joists (with all bridging installed and a horizontal truss in the plane of the top chord) or other element at an end or intermediate point(s) of a line of bridging that provides an anchor point for the steel joist bridging.
Choker — means a wire rope or synthetic fiber rigging assembly that is used to attach a load to a hoisting device.
Cold forming — means the process of using press brakes, rolls, or other methods to shape steel into desired cross sections at room temperature.
Column — means a load-carrying vertical member that is part of the primary skeletal framing system. Columns do not include posts.
Competent person — (also defined in OSHA 1926.32) means one who is capable of identifying existing and predictable hazards in the surroundings or working conditions which are unsanitary, hazardous, or dangerous to employees, and who has authorization to take prompt corrective measures to eliminate them.
Connector — means an employee who, working with hoisting equipment, is placing and connecting structural members and/or components.
Constructability — means the ability to erect structural steel members in accordance with subpart R without having to alter the over-all structural design.
Construction load (for joist erection) — means any load other than the weight of the employee(s), the joists and the bridging bundle.
Controlled Decking Zone — (CDZ) means an area in which certain work (for example, initial installation and placement of metal decking) may take place without the use of guardrail systems, personal fall arrest systems, fall restraint systems, or safety net systems and where access to the zone is controlled.
Controlled load lowering — means lowering a load by means of a mechanical hoist drum device that allows a hoisted load to be lowered with maximum control using the gear train or hydraulic components of the hoist mechanism. Controlled load lowering requires the use of the hoist drive motor, rather than the load hoist brake, to lower the load.

Controlling contractor — means a prime contractor, general contractor, construction manager or any other legal entity which has the overall responsibility for the construction of the project — its planning, quality and completion.
Critical lift — means a lift that (1) exceeds 75 percent of the rated capacity of the crane or derrick, or (2) requires the use of more than one crane or derrick.
Decking hole — means a gap or void more than 2 inches in its least dimension and less than 12 inches in its greatest dimension in a floor, roof or other walking/working surface. Pre-engineered holes in cellular decking (for wires, cables, etc.) are not included in this definition.
Derrick floor — means an elevated floor of a building or structure that has been designated to receive hoisted pieces of steel prior to final placement.
Double connection — means an attachment method where the connection point is intended for two pieces of steel which share common bolts on either side of a central piece.
Double connection seat — means a structural attachment that, during the installation of a double connection, supports the first member while the second member is connected.
Erection bridging means — the bolted diagonal bridging that is required to be installed prior to releasing the hoisting cables from the steel joists.
Fall restraint system — means a fall protection system that prevents the user from falling any distance. The system is comprised of either a body belt or body harness, along with an anchorage, connectors and other necessary equipment. The other components typically include a lanyard, and may also include a lifeline and other devices.
Final interior perimeter — means the perimeter of a large permanent open space within a building such as an atrium or courtyard. This does not include openings for stairways, elevator shafts, etc.
Girt (in systems-engineered metal buildings) — means a “Z” or “C” shaped member formed from sheet steel spanning between primary framing and supporting wall material.
Headache ball — means a weighted hook that is used to attach loads to the hoist load line of the crane.
Hoisting equipment — means commercially manufactured lifting equipment designed to lift and position a load of known weight to a location at some known elevation and horizontal distance from the equipment’s center of rotation. “Hoisting equipment” includes but is not limited to cranes, derricks, tower cranes, barge-mounted derricks or cranes, gin poles and gantry hoist systems. A “come-a-long” (a mechanical device, usually consisting of a chain or cable attached at each end, that is used to facilitate movement of materials through leverage) is not considered “hoisting equipment.”

Leading edge — means the unprotected side and edge of a floor, roof, or formwork for a floor or other walking/working surface (such as deck) which changes location as additional floor, roof, decking or formwork sections are placed, formed or constructed.
Metal decking — means a commercially manufactured, structural grade, cold rolled metal panel formed into a series of parallel ribs; for this subpart, this includes metal floor and roof decks, standing seam metal roofs, other metal roof systems and other products such as bar gratings, checker plate, expanded metal panels, and similar products. After installation and proper fastening, these decking materials serve a combination of functions including, but not limited to: a structural element designed in combination with the structure to resist, distribute and transfer loads, stiffen the structure and provide a diaphragm action; a walking/working surface; a form for concrete slabs; a support for roofing systems; and a finished floor or roof.
Multiple lift rigging — means a rigging assembly manufactured by wire rope rigging suppliers that facilitates the attachment of up to five independent loads to the hoist rigging of a crane.
Opening — means a gap or void 12 inches or more in its least dimension in a floor, roof or other walking/working surface. For the purposes of this plan, skylights and smoke domes that do not meet the strength requirements of OSHA 1926.754(e)(3) shall be regarded as openings.
Permanent floor — means a structurally completed floor at any level or elevation (including slab on grade).
Personal fall arrest system — means a system used to arrest an employee in a fall from a working level. A personal fall arrest system consists of an anchorage, connectors, and a body harness and may include a lanyard, deceleration device, lifeline, or suitable combination of these. The use of a body belt for fall arrest is prohibited.
Positioning device — system means a body belt or body harness rigged to allow an employee to be supported on an elevated, vertical surface, such as a wall or column and work with both hands free while leaning.
Post — means a structural member with a longitudinal axis that is essentially vertical, that: (1) weighs 300 pounds or less and is axially loaded (a load presses down on the top end), or (2) is not axially loaded, but is laterally restrained by the above member. Posts typically support stair landings, wall framing, mezzanines and other substructures.

Project structural engineer of record — means the registered, licensed professional responsible for the design of structural steel framing and whose seal appears on the structural contract documents.
Purlin (in systems-engineered metal buildings) — means a “Z” or “C” shaped member formed from sheet steel spanning between primary framing and supporting roof material.
Qualified person — (also defined in OSHA 1926.32) means one who, by possession of a recognized degree, certificate, or professional standing, or who by extensive knowledge, training, and experience, has successfully demonstrated the ability to solve or resolve problems relating to the subject matter, the work, or the project.
Safety deck attachment — means an initial attachment that is used to secure an initially placed sheet of decking to keep proper alignment and bearing with structural support members.
Shear connector — means headed steel studs, steel bars, steel lugs, and similar devices which are attached to a structural member for the purpose of achieving composite action with concrete.
Steel erection — means the construction, alteration or repair of steel buildings, bridges and other structures, including the installation of metal decking and all planking used during the process of erection.
Steel joist — means an open web, secondary load-carrying member of 144 feet or less, designed by the manufacturer, used for the support of floors and roofs. This does not include structural steel trusses or cold-formed joists.
Steel joist girder — means an open web, primary load-carrying member, designed by the manufacturer, used for the support of floors and roofs. This does not include structural steel trusses.
Steel truss — means an open web member designed of structural steel components by the project structural engineer of record. For the purposes of this plan, a steel truss is considered equivalent to a solid web structural member.
Structural steel — means a steel member, or a member made of a substitute material (such as, but not limited to, fiberglass, aluminum or composite members). These members include, but are not limited to, steel joists, joist girders, purlins, columns, beams, trusses, splices, seats, metal decking, girts, and all bridging, and cold formed metal framing which is integrated with the structural steel framing of a building.

Systems-engineered metal building — means a metal, field-assembled building system consisting of framing, roof and wall coverings. Typically, many of these components are cold-formed shapes. These individual parts are fabricated in one or more manufacturing facilities and shipped to the job site for assembly into the final structure. The engineering design of the system is normally the responsibility of the systems-engineered metal building manufacturer.
Tank — means a container for holding gases, liquids or solids.
Unprotected sides and edges — means any side or edge (except at entrances to points of access) of a walking/working surface, for example a, floor, roof, ramp or runway, where there is no wall or guardrail system at least 39 inches high.
s. Excavation
This procedure applies to all open excavations made in the earth’s surface, which includes trenches.
A trench is referred to as a narrow excavation made below the surface of the ground in which the depth is greater than the width-the width not exceeding 15 feet. An excavation is any man-made cut, cavity, trench, or depression in the earth’s surface formed by earth removal. This can include excavations for anything from cellars to highways. Be sure to check permit requirements, if applicable, before starting any work.
Planning for Safety
Before any excavation actually begins, the estimated location of utility installations, such as sewer, telephone, fuel, electric, water lines, or any other underground installations, that would normally be expected to be encountered, shall be determined. Utility companies or owners will be contacted within established or customary local response times, advised of the proposed work, and asked to establish the location of the underground installations. When utility companies or owners cannot respond within 24 hours (unless a longer period is required by state or local law) or cannot establish exact locations the employer may proceed with caution provided detection equipment or other acceptable means of locating the installations are used. While excavations are open, underground installations will be protected, supported, or removed as necessary to safeguard employees.
No matter how many trenching, shoring and backfilling jobs have been done in the past, each job should be approached with the utmost care and preparation.

On-the-Job Evaluation
Yates/Paric policy requires that a competent person inspect, on a daily basis, excavations and the adjacent areas for possible cave-ins, failures of protective systems and equipment, hazardous atmosphere, or other hazardous conditions. If any of these conditions are encountered, exposed employees must be removed from the hazardous area until the necessary safety precautions have been taken. Inspections are also required after natural (e.g., heavy rains) or man-made events such as blasting that may increase the potential for hazards.
Support Systems
Yates/Paric policy requires that in all excavations employees exposed to potential cave-ins be protected by sloping or benching the sides of the excavation; supporting the sides of the excavation or placing a shield between the side of the excavation and the work area.
Yates/Paric procedure provides several different methods and approaches for designing protective systems that can be used to provide the required level of protection against cave-ins.
One method of ensuring the safety and health of workers in an excavation is to slope the sides to an angle not steeper than one and one-half horizontal to one vertical (34 degrees measured from the horizontal). These slopes must be excavated to form configurations that are in accordance with those for Type C soil found in Appendix B to subpart P of the standard. A slope of this gradation or less is considered safe for any type of soil. All simple slope excavations 20 feet or less in depth shall have a maximum allowable slope of 11/2:1.
A second design method, which can be applied for both sloping and shoring, involves using tabulated data, such as tables and charts, approved by a registered professional engineer. This data must be in writing and must include sufficient explanatory information to enable the user to make a selection, including the criteria for determining the selection and the limits on the use of the data.
At least one copy of the information, including the identity of the registered professional engineer who approved the data, must be kept at the worksite during construction of the protective system. Upon completion of the system, the data may be stored away from the job site, but a copy must be made available, upon request, to the Assistant Secretary of Labor for OSHA.
A trench box or shield may also be used that is either designed or approved by a registered professional engineer or is based on tabulated data prepared or approved by a registered professional engineer. Timber, aluminum, or other suitable materials may also be used. OSHA standards permit the use of a trench shield (also known as a welder’s hut) as long as the protection it provides is equal to or greater than the protection that would be provided by the appropriate shoring system.
The procedure does not require the installation and use of a protective system when an excavation (1) is made entirely in stable rock, or (2) is less than 4 feet deep and a competent person has examined the ground and found no indication of a potential cave-in.

Safety Precautions
Employees must be provided with support systems such as shoring, bracing, or underpinning to ensure the stability of adjacent structures such as buildings, walls, sidewalks or pavements.
Excavations are prohibited below the level of the base or footing of any foundation or retaining wall unless (1) a support system such as underpinning is provided, (2) the excavation is in stable rock, or (3) a registered professional engineer determines that the structure is sufficiently removed from the excavation and that excavation will not pose a hazard to employees.
Excavations under sidewalks and pavements are also prohibited unless an appropriately designed support system is provided or another effective method is used.
Installation and Removal of Protective Systems
The following procedures are for the protection of employees installing support systems:
•	Securely connect members of support systems,

•	Safely install support systems,

•	Never overload members of support systems, and

•	Install other structural members to carry loads imposed on the support system when temporary removal of individual members is necessary.
In addition, the procedure permits excavation of 2 feet or less below the bottom of the members of a support or shield system of a trench (1) if the system is designed to resist the forces calculated for the full depth of the trench, and (2) there are no indications, while the trench is open, of a possible cave-in below the bottom of the support system. Also, the installation of support systems must be closely coordinated with the excavation of trenches.
As soon as work is completed, the excavation should be back-filled as the protective system is dismantled. After the excavation has been cleared, workers should slowly remove the protective system from the bottom up, taking care to release members slowly.

Falls and Equipment
In addition to cave-in hazards and secondary hazards related to cave-ins, there are other hazards from which workers must be protected during excavation-related work. Additional hazards include exposure to falls, falling loads, and mobile equipment. To protect employees from these hazards, the following precautions will be taken:
•	Keep materials or equipment that might fall or roll into an excavation at least 2 feet from the edge of excavations, or have retaining devices, or both.
•	Provide scaling to remove loose rock or soil or install protective barricades and other equivalent protection to protect employees against falling rock, soil, or materials.
•	Prohibit employees from working on faces of sloped or benched excavations at levels above other employees unless employees at lower levels are adequately protected from the hazard of falling, rolling, or sliding material or equipment.
•	Prohibit employees under loads that are handled by lifting or digging equipment. To avoid being struck by any spillage or falling materials, require employees to stand away from vehicles being loaded or unloaded.
Water Accumulation
Employees are prohibited from working in excavations where water has accumulated or is accumulating unless adequate protection has been taken. If water removal equipment is used to control or prevent water from accumulating, a competent person to ensure proper use must monitor the equipment and operations of the equipment.
Diversion ditches, dikes, or other suitable means must be used to prevent surface water from entering an excavation and to provide adequate drainage of the area adjacent to the excavation. Also, a competent person must inspect excavations subject to runoffs from heavy rains.
Hazardous Atmospheres
Where adverse atmospheric conditions may exist or develop in an excavation, the employer also must provide and ensure that emergency rescue equipment, (e.g., breathing apparatus, a safety harness and lifeline, basket stretcher, etc.) is readily available.
When an employee enters bell-bottom pier holes and similar deep and confined footing excavations, the employee must wear a harness with a lifeline. The lifeline must be securely attached to the harness and must be separate from any line used to handle materials. Also, while the employee wearing the lifeline is in the excavation, an observer must be present to ensure that the lifeline is working properly and to maintain communication with the employee.

Access and Egress
Employees must be provided with safe access and egress to and from all excavations. When employees are required to be in trench excavations 4-feet deep or more, adequate means of exit, such as ladders, steps, ramps or other safe means of egress, must be provided and be within 25 feet of lateral travel. If structural ramps are used, a competent person if used for employee access or egress must design them, or a competent person qualified in structural design if used by vehicles. Also, structural members used for ramps or runways must be uniform in thickness and joined in a manner to prevent tripping displacement.
Walkways or Bridges
Walkways or bridges with standard guardrails must be provided where employees or equipment are required or permitted to cross over excavations or trenches.
Barricading Trenches and Excavations
1.	All open trenches and excavations will be barricaded to protect pedestrians and vehicles.
2.	When possible, the barricades will be set up prior to excavation so there will not be a lag time between opening the excavation and erecting the barricade.
3.	Excavations requiring wooden barricades constructed with 2” by 4” top rail at 39” to 45” in height and 2” by 4” mid-rail including 2” by 4” uprights no further apart than eight feet are:
a)	Any excavation to be open more than 36 hours.
b)	Any excavation that cuts an accepted established walkway, sidewalk, or aisle way.
4.	Excavations requiring sawhorse-type barricades with flashing lights are:
Any excavation in or cutting an accepted established roadway or temporary roadway where vehicles may travel.
5.	All other excavations may be barricaded with pennant flagging or yellow and black barrier tape.
t. Demolition
Not Applicable to this project.
u. Explosives
Not Applicable to this project.

v. Power Transmission
Objective:
The objective is to prevent accidents and/or injury to Yates/Paric personnel. Machines can produce only if they are used correctly — and they are used correctly only when all guards and safeguards are in place.
Guarding:
Whenever possible, manufacturer-built and installed guards are recommended over those “made on the job”. Incorrectly designed or installed guards often pose a greater hazard.
Guards shall cover all moving parts in such a manner that no part of the human body can come into contact with them. The only opening allowed for power transmission guards are those for lubrication, adjustment, and inspection. These openings shall have hinges, sliding or bolted cover plates that cannot be removed (except for service or adjustment). The openings must remain in the closed position when not in use. Under no circumstances should a Yates/Paric employee perform work on an energized piece of machinery.
The preferable material for guards under most circumstances is metal. It is not recommended to have guards made of wood. Downfalls of wood guards include, lack of durability and strength, higher maintenance costs, and flammability risks. It also poses a higher risk injury for Yates/Paric employees.
Guarding material should be substantial enough to withstand internal as well as external impact.
Aside from strengthening machines, guarding also provides a method of noise control.
w. Confined Space Entry Program
Spaces meeting the OSHA definition of a permit required confined space will be properly protected. Employees in these areas must be properly trained and qualified for Confined Space Entry prior to entering the space.
Proper entries, exits, equipment, and tools will be inspected daily for possible faults and defects. All confined space entry procedures will be presented to the Project Manager, Superintendents, and Site Safety Professional for approval. Appropriate permits and PPE will be required when the hazard warrants extra protection. When using respirators, the employee must be properly fitted and certified through a qualified medical professional. OSHA guidelines will be followed during this phase.

x. Ladder, Stairway and Ramp Safety
1.	Broken or damaged ladders must not be used. Repair or destroy them immediately. Ladders to be repaired must be tagged “Unsafe, Do Not Use.”

2.	Ladders will not be spliced together.

3.	Ladders should not be placed against movable objects.

4.	The areas around the top and base of ladders must be free of tripping hazards such as loose materials, trash, and electric cords.

5.	To prevent ladders that project into passageways from being struck by personnel, moving equipment, or materials being handled, barricades or guards must protect them.

6.	You must face the ladder at all times when ascending or descending. Three points of contact must be maintained at all times.

7.	When ascending or descending a ladder, an employee will have hands free, grip the sides or rungs with both hands, and face the ladder.

8.	Under no circumstances will an employee ascend or descend a ladder while carrying tools or material in their hand. A hand line is recommended when hoisting or lowering tools and materials.

9.	Be sure that shoes are free of mud, grease, or other substances that could cause a slip or fall.

10.	The use of metal ladders is prohibited.

11.	Boxes, crates, chairs, or equipment should never be used as a substitute for ladders.

12.	Only one employee will work from a ladder at one time.

13.	A competent person will inspect ladders frequently and immediately repair or replace ladders when found defective.

14.	Straight or extension ladders used for access to a floor or platform must extend a least 3 feet above the landing and must be secured.

15.	The feet of all ladders will be equipped with “safety shoes”

16.	Ladder feet will always be placed on a level, substantial base.

17.	One employee must always hold the base of the ladder stationary whenever the climber is ascending or descending an unsecured ladder. Ladders shall be tied off at the top prior to starting work.
18.	A ladder or any part of a ladder must not be used as a scaffold platform.
19.	Extension ladders will be placed one foot out at the horizontal base for four feet of vertical rise.
20.	Extension ladders will not be separated in order to create “two” ladders.
21.	If three points of contact cannot be accomplished and the working height is 6 foot or greater, then a full body harness, lanyard and the off point must be used.
y. Lockout Tagout Procedures
The purpose of the “Lockout/Tagout Policy” is to provide uniform guide lines to ensure that machines or equipment are isolated from all potentially hazardous energy, and locked out and tagged out before employees perform any servicing or maintenance activities where the unexpected energizing, start-up or release of stored energy could cause injury.
All employees shall be instructed in safety significance of the lockout/tagout procedure with the superintendent, foremen, or other competent person working directly with the specific machine or equipment to be locked or tagged out taking the responsibility of implementing the program.
Make a survey to locate and identify all isolating devices to be certain which switches or other energy isolating devices apply to the equipment to be locked and tagged out. More than one energy source may be involved.
1.	The following procedures will be followed:

a.	Notify all affected employees that a lockout and tagout system is going to be utilized and the reason for it. The authorized employee shall know the type and magnitude of energy that the machine or equipment utilizes and shall understand the hazards associated with it.

b.	If the machine or equipment is operating, shut it down by the normal stopping procedure.

c.	Operate the switch or other isolating device so that the equipment is isolated from its energy source or sources. Restrain any stored energy, such as springs, elevated parts of machines, rotating members and air, gas, steam or pressurized water by blocking, bleeding, repositioning or other effective means.

d.	Lockout and tagout the energy isolating devices with assigned individual locks, tags, or other additional safety measures. Lockout locks shall be keyed individually to insure each lock’s integrity.

e.	After ensuring that no personnel are exposed, and as a check on having disconnected the energy sources, operate the normal operating controls to make certain the equipment will not operate. CAUTION — Return operating controls to “Neutral” or “Off” position after the test. An individual familiar with the start up of the equipment must do this test. Also, a qualified electrician must use test equipment to ensure that electrical parts and circuit elements have been de-energized.

f.	The equipment is now locked and tagged out.
All equipment shall be locked out and tagged out to protect against accidental or inadvertent operation of equipment or contact with live electrical parts or conductors when such operation or contact could cause injury to personnel. Do not attempt to operate any switch, valve, or other energy-isolating device where it is locked and tagged out. No person shall remove another lockout device or tag. Any person who tampers with an energy source isolation device to which lockout devices and tags are attached, or removes a lockout device or tag without authorization will be subject to disciplinary action up to and including immediate discharge. If a lockout device is inadvertently left on, every effort must be made to locate the individual responsible and to have them remove the device. If they have left the job site, a call must be made to their home to get them to return. If this fails the on site Yates/Paric Superintendent will be responsible for removal of the lockout device. Documentation of this incident will be required to be kept on file at the job site. The individual responsible for leaving the lockout device on will be notified of this action upon returning to the jobsite. Disciplinary action may result.
z. Hazardous Communications Compliance, Hazardous Material Handling
Toxic and hazardous substances will be properly stored and labeled. All employees will be required to attend Hazard Communication training on this project.
Every chemical used on this job site will be recorded and placed in the MSDS (Material Safety Data Sheet) binder in safety trailer and a master list will be maintained. A competent person is required to review these so proper attention may be given to personnel if the substance makes contact with an employee. The substances will be properly listed in the safety office for quick reference in case of an emergency.

All employees, along with their supervisor, will review the MSDS for substances they intend to use while performing a task. This will be done prior to the employee(s) use of the specific chemical. The associated hazards and proper personal protective equipment will also be reviewed. Under no circumstances shall an employee enter an area that may contain harmful substances until directed to do so by their supervisor.
aa. Site Security
Security
Statement of Policy
It is the policy of Yates/Paric through effective planning, implementation, and execution to provide effective security for the River City Casino.
Purpose and Scope
Our commitment is to assure the care, control, and custody of the personnel and property of the River City Casino and Hotel and its surrounding community.
Security Program Structure/Formations
The security department will report directly to the project Site Safety Professional. The functions of the security department will control personnel and equipment entering and exiting the confines of the project site.
Security Positions Defined
Site Safety Professional: Has overall responsibility for security of the project.
Security Supervisor: Has responsibility to oversee and direct security offices and to provide security data to the Site Safety Professional.
Security Officers: To receive and follow direction from the Security Supervisor in their immediate areas of responsibility and to provide accurate security information/data/documentation as directed.
Contract Security Force
When feasible, outside or contract security forces may be utilized to provide security services. If outside security services are utilized, the port supervisor will still report to and receive direction from the project Site Safety Professional.

Stand-by resources
If Yates/Paric personnel are utilized to provide project security, an agreement will be arranged with an outside security service. This outside service will be utilized to assist the Yates/Paric security staff during unforeseen emergencies or during times of abnormal personnel or traffic.
Affiliated Resources
The affiliate resources will be determined after the award of the project.
Security Measures
Baseline Physical Security Survey
The Baseline Physical Security Survey will be formulated in conjunction with all Owner established guidelines as it pertains to the overall security of the project. Specific details of the survey will be created and approved by the Owner as the parameters of the project become more clearly defined.
Access Control Procedures
Access and egress of the project will be controlled by gating at each point of control. Access and egress points will be held to a minimum and will only be opened /closed by security personnel. Each control point will typically be staffed by one security person. In events of high personnel or traffic flow, additional staffing may be required.
Only vehicles/equipment with appropriate and approved site stickers will be allowed entry thru a control point.
Personnel will be issued proximity badges, identifying the individual by code, badge number and picture I.D. Only personnel with these badges will be allowed entry.
This same badge system and badge readers will also be used throughout the project location to track personnel movement, head count during emergencies, drills or training attendance documentation.
Vendors/Third Party
Vendors will be required to have an appointment scheduled and security notified of the appointment date and time.
Vendors will be given a temporary badge. The badge will only be good for the day it is issued and returned to security at the end of the scheduled appointment. Vendors will be required to travel only to their appointment location and upon completion of the appointment, return immediately to security for departure.
In the event that the vendor is required to travel outside the office complex, he/she must be escorted by their host or his/her designee at all times.

Visitors
Visitors will be considered to be anyone other than employees, owner representatives, contractors and sub-contractors and vendors. Visitors will not be allowed on the site without management approval.
Perimeter Security
The perimeter of the project will be secured by a six (6) foot chain link fence with two or three strands of barbed or razor wire above the chain link.

Gating at security access/egress points will be of the same materials of construction as the perimeter fencing. Gates will be capable of being secured and locked.
Fencing
The perimeter of the project will be secured by a six (6) foot chain link fence with two or three strands of barbed or razor wire above the chain link.
Signs
No Trespassing signs will be posted around the perimeter of the property and approximately six foot above ground level. The sign will be yellow with black letters. Size will be approximately twelve (12) inches by eighteen (18) inches and read as follows:
Roving patrols will be conducted during normal day shift activities to discourage security breaches. The number and frequency of roving patrols will be increased after dark. The number and frequency will vary depending on need. If security breaches are occurring or suspected, the number and frequency will increase. Security breeched will require the same type of investigation as an incident involving an injury or property damage.
bb. Evacuation Plan / Crisis Management Plan
A copy of the Emergency Action Plan and Evacuation Route will be filed and displayed in the safety office, as well as throughout the job site. Topics included in the Emergency Action Plan include; Injuries and Fire and Emergency Evacuation. (Note: plan will be inserted here. Location and route TBD.)

cc. Behavioral Based Safety Program
The Behavior Based Safety Program is designed to encourage safe behaviors and give ownership to field personnel. This program will be implemented on site and employees are encouraged to participate. Those chosen to be “Safety Observers” will be easily identifiable by a yellow sticker on their hard hat.
After proper orientation is given by Corporate Safety for the BBSP, a minimum of three (3) Yates/Paric personnel (excluding management and foremen) will be required to turn in one (1) review sheet each day of the work week (if seven days per work week are worked, seven sheets per observer are required). This will be coordinated by the safety personnel, but the Site Safety Professional will make no employee observations relating to this program.
NOTE: This plan is subject to change or adjustment as the project progresses. In the case of revision, proper Yates/Paric management will be briefed on the updated procedures.

EXHIBIT P
OCIP MANUAL

RIVER CITY CASINO & HOTEL
Owner Controlled Insurance Program
INSURANCE MANUAL

Table of Contents

I. Introduction	1

II. Administration Directory	2

III. Insurance Policy Reference	4

IV. Program Definitions	5

V. The Insurance Program	7
A. 11.1 — Owner Controlled Insurance Program	7
B. 11.1.2 — Applicability of the OCIP	7
C. 11.2 — Contractor Insurance Cost Identification	8
D. 11.2.1 — Change Order Pricing	9
E. 11.2.2 — Audit and Recovery of Contractor and/or Subcontractor “Insurance Cost”	9
F. 11.3 — RIVER CITY CASINO & HOTEL PROJECT OCIP — OCIP Provided Coverages	11
G. 11.3.1 — Certificates and Policies	12
H. 11.3.2 — Termination/Modification of the OCIP Warranty Work	12
I. 11.4 — Contractor-Provided Coverage	13
J. 11.4.1 — Deductibles on Contractor Policies	14
K. 11.4.2 — Certificates of Insurance	14
L. 11.4.3 — Other Insurance	15
M. 11.4.4 — Contractor Responsibilities	15
N. 11.4.5 — Contractor’s Responsibility for its Subcontractors	16
O. 11.4.6 — Assignment of Return Premiums	16
P. 11.4.7 — Waiver of Subrogation	16
Q. 11.4.8 — No Release	16
R. 11.4.9 — Approval of Forms and Companies	16
S. 11.4.10 — Coverage to be Provided by Contractor During Warranty Period	17
T. 11.4.11 — Claims Responsibilities	17
U. 11.4.12 — Project Safety Administration	17

VI. Insurance Administration
A. Exhibit 11b — Enrollment Process Table	20

VII. Accident Reporting and Claims Procedures	21

VII. Sample Forms

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INTRODUCTION
This manual identifies, defines, and assigns responsibilities related to the administration of the River City Casino & Hotel Owner Controlled Insurance Program (OCIP).
This manual:
•	Describes the OCIP and details the insurance-related responsibilities of the various parties involved.

•	Provides a basic description of the OCIP structure and operation, with an overview of coverage provided by the OCIP and guidelines for carrying out specific administrative and audit procedures.

•	Provides answers to questions that are likely to arise during the course of the project. Because it is impossible to anticipate every question or situation that may arise, the directory lists those involved in the administration of the OCIP and their areas of expertise. Please feel free to call with any questions.

•	Will be updated as changes dictate during the course of this project.

•	Does not and is not intended to provide coverage interpretations. The terms and conditions of the policies alone govern how coverage is applied.
CHANGES TO ANY OCIP REQUIREMENT OR PROCEDURE MUST BE APPROVED BY THE SPONSOR AND OCIP ADMINISTRATOR. NO CONTRACTOR OR SUBCONTRACTOR HAS THE AUTHORITY TO AMEND THE OCIP REQUIREMENTS.

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ADMINISTRATIVE DIRECTORY
OCIP Administration/Claims Coordinator:
Gina Neal — Willis
224 N. Hwy 67 Suite 193
Florissant, MO 63031
Office Phone: 314-395-6615
Fax: 314-395-1880
Cell Phone: 817-681-5710
E-mail: gina.neal@willis.com
OCIP Safety Manager—Willis National Wrap-Up Team
Jim Tingley
Willis—National Wrap-Up Team
One Galleria Tower
13355 Noel Road, Suite 400
Dallas, TX 75240
Phone: 972-715-6229
Cell Phone: 214-878-0481
E-mail: james.tingley@willis.com
OCIP Program Manager:
Chuck Halsey
Willis of Nevada, Inc.
7251 W. Lake Mead, Suite 300
Las Vegas, NV 89128
Phone: 702-458-1877
Fax: 702-562-4340
E-mail: chuck.halsey@willis.com
OCIP Consultant
Bonnie Edwards
WilIis—National Wrap-Up Team
13355 Noel Rd., Suite 400
Dallas, Texas 75240
Phone: 972-715-6316
Fax: 972-386-5561
E-mail: edwards_bl@willis.com

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ADMINISTRATIVE DIRECTORY
RIVER CITY CASINO & HOTEL ROAD PROJECT OCIP
CLAIMS OFFICES/TEAMS
ZURICH North America
P.O. BOX 20048
Kansas City, MO 64195
Toll free: 800-777-9005
FAX: 913-345-1582
ALL claims reporting to gina neal with willis who will make initial report to zurich
WORKERS COMPENSATION TEAM:
Team manager: Kimberly Ellis
Phone: 913-345-4349
E-Mail:kimberly.ellis@zurichna.com
Claim Representative—Tier III—Lost Time Adjuster—alan barzee
Phone: 913-345-4336
E-Mail: alan.barzee@zurichna.com
Claim Representative—Tier II—tammy richardson
Phone: 913-345-4391
E-Mail: tammy.richardson@zurichna.com
Claim Representative—medical only—Joanna KO
Phone: 913-345-4370
E-Mail: joanna.ko@zurichna.com
general liability team:
Team manager: William (Kent) Cherry
Phone: 913-345-4327
E-Mail: william.cherry@zurichna.com
Claim Representative—Tier III—Fred Taylor
Phone: 913-345-4331
E-Mail: fred.taylor@zurichna.com

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INSURANCE POLICY REFERENCE
Workers Compensation
Insurance Company: Zurich American Insurance Company
Policy Number: Varies by Subcontractor
General Liability
Insurance Company: Zurich American Insurance Company
Policy Number: GLO5379534-00
Umbrella
Insurance Company: American Guarantee & Liability Insurance Company
Policy Number: AEC5379534-00
Limits: $25,000,000 excess of primary
Insurance Company: Westchester Fire Insurance Co.
Policy Number: G21979296001
Limits: $25,000,000 excess $25,000,000 excess primary
Insurance Company: Starr Excess Liability Insurance Co.
Policy Number: UK73761
Limits: $50,000,000 excess $50,000,000 excess primary
Railroad Protective Liability
Insurance Company: Zurich American Insurance Company
NAMED INSURED: Union Pacific Railroad
Policy Number: RRP 3878359-00
Limits: $2,000,000 per occurrence/$6,000,000 aggregate
Builders’ Risk
Insurance Company: Zurich American Insurance Company
Policy Number: IM 9002897-00
Deductible of $25, 000 per occurrence shall be borne by the Contractor/Subcontractor(s) who caused the loss.

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PROGRAM DEFINITIONS

Owner Controlled Insurance Program (OCIP)	The Program under which Workers’ Compensation, Employer’s Liability, Commercial General Liability, Excess Liability, Railroad Protective Liability, Builder’s Risk are procured or provided on a project “wrap-up” basis for Contractor/Subcontractor(s) of any tier, who have been properly enrolled, while performing operations at a designated Project Site.

Insured	River City Casino & Hotel Contractor(s) and Subcontractors of any tier who are enrolled in the OCIP and who have been named in a policy, certificate of insurance, or advice of insurance.

Insurer	Insurance Companies, identified in the Administrative Directory providing coverage for the River City Casino & Hotel OCIP.

OCIP Administrator	The firm responsible for the brokering and administration of the Owner Controlled Insurance Program.

OCIP Safety Consultants	These representatives are employees of the Insurer and Willis who will provide safety consulting services to the River City Casino & Hotel Project OCIP, its Contractors and Subcontractors of all tiers enrolled in the OCIP.

Project Site	River City Casino & Hotel Lemay Missouri Project, located @ 599 E. Arlee Avenue, St. Louis, MO 63125, consisting of approximately “80 acres within the boundary of the River Des Peres on the North, The Mississippi River on the East, The Union Pacific Railroad on the West and private property on the South.”

River City Road Lemay Missouri Project is described as “An approximate two mile length of 4-lane road including a new bridge over existing railroad tracks. The site includes new and renovated road sections extending from the project’s northwest property line to Interstate 55. The roadway limits generally follow the south side of River Des Peres.”

On-Site Activities	Those activities at the Project sites or emanating there from such as adjacent sidewalks, streets and contiguous areas. The OCIP does not provide insurance coverage for permanent yards or other locations of any Contractor/Subcontractor, except as specifically requested by Contractor and endorsed by owner, and as outlined by the Builders’ Risk policy.

Eligible Contractors (Included in the Program)	Eligible Contractors include all subcontractors providing direct labor on the Project Sites (see definition of ineligible subcontractors below). Temporary labor services and leasing companies are to be treated as a subcontractor.

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Ineligible Contractors (Not included in the Program)	The OCIP does not cover consultants, suppliers (that do not perform or subcontract installation), vendors, materials dealers, guard services, janitorial services, truckers (including trucking to the project where delivery is the only scope work performed), and other temporary project services.

Certificate of Insurance	Written evidence of the existence of coverage terms of a particular insurance policy.

Bid Deduct	Contractor/subcontractor original scope of work and subsequent change orders will be bid with insurance costs included. Each Contractor shall complete the Insurance Cost Identification Form 2. Requirements are further defined in Section 11.2.

Composite Rating	Composite rate is the combination of all basic rates, increased factors, credits and surcharges into a combined rate. For the purpose of this program, any credit for self insurance or deductibles must be identified but will not be allowed.

Corporate Allocation	A rate assigned for a branch, office or subsidiary by the corporate office for designated costs. For the purpose of the program, this rate is not allowed, actual cost must be identified.

Loss Fund	The fund set up by each contractor to pay for any claims within the deductible or self insured level of the contractor/subcontractor’s primary insurance program. This fund amount is a cost normally passed back to the Owner in the final bid. For purposes of this program, this amount is not allowed; the credit amount given on the rate must be identified.

Sponsor/Owner	Casino One Corporation.

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INSURANCE
Article 11 INSURANCE
11.1 OWNER CONTROLLED INSURANCE PROGRAM
Casino One Corporation hereinafter called the Owner, has elected to implement an Owner Controlled Insurance Program (OCIP) that will provide Workers’ Compensation, Employer’s Liability, General Liability, and Excess Liability for contractors of every tier providing direct labor to the “River City Casino & Hotel Lemay County, Missouri Project” hereinafter call “The Project”. All terms and conditions of Section 11 will apply during the term of the contract. The Owner agrees to pay all premiums associated with the OCIP including deductibles or self-insured retention (giving the Contractor and Subcontractors first dollar coverage) unless otherwise stated in the contract documents.
While the OCIP is intended to provide broad coverages and high limits, the OCIP is not intended to meet all the insurance needs of the contractor. In addition to any insurance provided by the Owner, an enrolled contractor and all ineligible contractors will be responsible for providing certain insurance as specified in paragraph 11.3. We recommend that Contractors discuss the OCIP with their insurance agent or consultant to assure that other proper coverages are maintained.
11.1.2 Applicability of the OCIP
Participation in the OCIP is mandatory but not automatic. Each Eligible Contractor or Subcontractor (as defined) must follow the enrollment procedures shown in the River City Casino & Hotel OCIP Manual, a copy of which is attached as part of each subcontract, this manual may be updated during the course of construction to reflect any changes in State Rules and/or Regulation or Procedures that may be necessary, and said revised and said revisions will replace all previous versions. Copies of any revised manual will be distributed by the OCIP Administrator.
(a)	Any Contractor or Subcontractor who applies for enrollment in the OCIP ten (10) days or more after they commence working on the Project, will be required to provide a “No Known Loss Letter” to the Carrier along with the enrollment documentation. If the loss occurs prior to enrollment, the loss may not be covered under the OCIP. The Owner retains the sole discretion to determine whether to enroll any Contractor or Subcontractor in the OCIP.
Anyone considered ineligible that has direct labor on The Project will be required to participate in the Project Safety Program.
The Project is designated by “the Owner” and on file with the OCIP Insurance Company. The Project includes operations necessary or incidental to the Work. The contractor’s regularly established workplace, plant, factory, office, shop, warehouse, yard or other property even if such operations are for fabrications of materials to be used at the job site or training of apprentices will be considered off-site.
Unless otherwise directed by The Owner, contractors not enrolled in the OCIP will be required to maintain their own insurance and will be required to participate in the Project Safety Program. Coverage types and limits are shown in paragraph 11.4 as a minimum. Contractor will promptly furnish The Owner, or their designated representative, certificates of insurance giving evidence that all required insurance is in force.

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11.2 Contractor Insurance Cost Identification
All Contractors/Subcontractors original scope of work and subsequent change orders will be bid with insurance costs included, for coverages to be provided by the Owner for the work at The Project, and shall be identified on Form 2 (Insurance Cost Identification Worksheet); a copy is attached and becomes an attachment to the contract. The following procedures should be followed in determining Contractor’s insurance cost to be included in the bid:
a)	First dollar Workers’ Compensation coverage is provided under The Project OCIP for all Contractors/Subcontractors enrolled in the program. Contractor Insurance Programs that include high deductibles; self-retention levels; self-insured portions (Workers’ Compensation or General Liability) must use the following for their calculations:
i)	Although Deductible or Self-Retention Credits or Self-Insured amounts are to be identified, they will not be allowed. Policies using Composite rates must show at a minimum the deductible/self-retention/self-insured amount and the rating breakdown. If the credit percentage is not available, minimum and maximum rates for the program must be identified. Corporate allocations will not be allowed; the same format for calculation as shown for Composite Rates must be shown on the Form-2 and furnished with the bid documents.

ii)	Any credits (other than credits for deductibles or self-retention or self-insured plans), or surcharges shown on the dec and/or rating sheets should be used to calculate contractor’s actual insurance cost.

iii)	A copy of the Workers’ Compensation, General Liability, and Excess Liability policy declarations page and rating schedules to be submitted to the OCIP administrator to confirm information included on the Form 2.
Coverage and limit requirements for purposes of calculation of the insurance cost are as follows:
(1)	Workers’ Compensation and Employer’s Liability Insurance:
WORKERS’ COMPENSATION INSURANCE STATUTORY BENEFITS as provided by state statute; and EMPLOYER’S LIABILITY LIMITS:
(a)	$1,000,000 Bodily Injury with Accident — Each Accident;

(b)	$1,000,000 Bodily Injury by Disease — Policy Limit

(c)	$1,000,000 Bodily Injury by Disease — Each Employee
(2)	Commercial or General Liability Insurance:
(a)	$1,000,000 Bodily Injury/Property Damage each occurrence

(b)	$2,000,000 Products/Completed Operations Aggregate

(c)	$2,000,000 General Aggregate

(d)	$1,000,000 Each Occurrence

(e)	$50,000 Fire Damage

(f)	$5,000 Medical

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Coverage shall include but not limited to the following supplementary coverages:
1.	Contractual Liability to cover liability assumed under the agreement;

2.	Product and Completed Operations Liability insurance

3.	Broad Form Property Damage Liability Insurance

4.	Explosion, collapse and underground hazards (deletion of the X,C,U exclusions) if such exposure exists;

5.	Independent Contractors;

6.	Such policy shall include all of the coverages which may be included in coverages A, B and C contained in the Commercial General Liability Policy, without deletion. Such policy must be issued upon an “occurrence” basis, as distinguished from a “claims made” basis.

7.	Products and Completed Operations to be maintained for two (2) year after final payment.
(3)	Excess Insurance:

$25,000,000-General Contractor Requirement *$ 5,000,000

*	Limits required of Subcontractors unless otherwise noted in Bid Documents.
Contractor/Subcontractor acknowledges and agrees that the insurance cost identified on the Form-2, has been included in their final bid documents. Upon approval of the estimated insurance costs included in the contractor/subcontractor’s bid, a deductive change order shall be processed to remove this amount from the contract.
All information furnished during this process will be considered confidential.
It is the Contractor’s responsibility to make sure all Subcontractors follow the same instructions.
11.2.1 Change Order Pricing
Contractor and all enrolled subcontractors will price each change order to include the cost of insurance. If the change order amount exceeds $500,000 then a Form 3 should be completed and submitted to the OClP administrator. An interim adjustment to the contract may be made to remove the insurance costs associated with the change order.
11.2.2 Audit and Recovery of Contractor and/or Subcontractor “Insurance Cost”
For insurance purposes, the Contractor and all tiers of subcontractors agree, to keep and maintain accurate and classified record of their payroll for operations at The Project. Contractor and all tiers of Subcontractors agree to submit the Monthly Payroll Reporting Form, Form-5 to the on-site OCIP Administrator by the 10th of the month. (Certified payroll is not acceptable) If this report (Form 5) is not submitted by the 10th, payment will be held until the report is received.
The Contractor and all subcontractors will permit the Owner and its representative to examine and/or audit its books and records. Contractor will also provide any additional information to the Owner or its appointed representatives as may be required.

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OCIP Manual

Upon Final Completion of each contract, the Contractors/Subcontractors will immediately furnish a completed and signed Form 4 – Notice of Anticipated Completion Form (a copy of which is attached hereto as “Form-4”) to the OCIP Administrator.
•	A final audit will be conducted at the end of each contract, of the actual on-site payroll, receipts, and insurance costs. The insurance costs will be based on the rates, credits and surcharges shown on the approved Enrollment Form 2. These rates will be applied to the entire actual project payroll and/or receipts. The final adjustment will be calculated based on the actual payroll or receipts less those estimated during the bidding and less OCIP change order process.

•	The OCIP Administrator will provide the Contractor with a close-out form and notify the Sponsor and/or awarding Contractor of the final calculation and the difference will be adjusted in the contract amount prior to release of retainage.
Retention payments will not be released until all closeout documentation has been received and approved.

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11.3 OCIP Provided Coverages
The OCIP will be for the benefit of the Owner and its Contractor/Subcontractor of all tiers (unless specifically excluded) who have on-site employees. Such coverage applies only to work performed under the Agreement at “The Project” Site. Eligible Contractor/Subcontractors must provide their own insurance for off-site activities and Automobile Liability (see paragraph 11.4.)
The Owner, at their sole expense, will provide and maintain in force the types of insurance listed in subsection (1) through (4) below as a part of the OCIP for the eligible Contractor/Subcontractors. The Contractor/Subcontractor enrolled in the OCIP agree that the insurance company policy limits of liability, coverage terms and conditions shall determine the scope of coverage provided by the OCIP.
(1)	Workers’ Compensation and Employer’s Liability Insurance:

WORKERS’ COMPENSATION INSURANCE STATUTORY BENEFITS as provided by state statute; and EMPLOYER’S LIABILITY LIMITS:
(a)	$1,000,000 Bodily Injury with Accident — Each Accident;

(b)	$1,000,000 Bodily Injury by Disease — Policy Limit

(c)	$1,000,000 Bodily Injury by Disease — Each Employee
(2)	Commercial General Liability Insurance, placed by the OCIP Administrator (Willis), will be provided on an “occurrence” form under a master liability policy. Certificates of insurance will be provided to the Prime Contractor/Subcontractor and all tiers of Subcontractors reflecting the following Limits of Liability, Coverages, and Terms:
(a)	Limit of Liability:
1.	$2,000,000 Bodily Injury and Property Damage Liability Each Occurrence

2.	$4,000,000 General Aggregate Reinstated Annually

3.	$4,000,000 Products and Completed Operations

4.	$5,000 Property Damage Deductible per occurrence to be the responsibility of the Contractor or Subcontractor who caused the loss.
(b)	Coverage and Terms:
1.	Occurrence Basis;

2.	Contractual Liability specifically designating the indemnity provision of this agreement as an insured contract;

3.	Completed Operations (Ten Year Term);

4.	Independent Contractor/Subcontractor’s Liability;

5.	Designated Premises Only.
(3)	Railroad Protective Liability
(a)	$ 2,000,000 each occurrence limit

(b)	$ 6,000,000 aggregate limit Policy issued to Union Pacific Railroad
(4)	Excess Liability Insurance
(a)	$100,000,000 per occurrence

(b)	$100,000,000 aggregate

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(5)	Builders Risk
Builder’s Risk Insurance: Policy Form: Zurich Manuscript Completed Value Builders’ Risk—Copy of policy available upon request to the OCIP administrator. The Builders Risk will not provide coverage against loss by theft or disappearance of any materials (unless the materials are to be incorporated into the Project), tools, or equipment of the Contractor or any tier of subcontractor, or any other person furnishing labor or materials for the Work and Contractor agrees to indemnify, defend, and hold the Owner and its officers, agents, and employees harmless from any such loss, theft, or disappearance.
Deductible of $25,000 per occurrence shall be borne by the Contractor/Subcontractor(s) who caused the loss.
Owner waives all rights of subrogation and recovery against the Contractor and all Subcontractors of all tiers for damage to any Client’s Name property or to the extent of any loss or damage, which is insured under the OCIP. Contractor waives all rights of subrogation and recovery against The Owner and other Subcontractors of all tiers to the extent of any loss or damage, which is insured under the OCIP. The Contractor and each Subcontractor will require all Subcontractors to similarly waive their rights of subrogation and recovery in each of their respective construction contracts with respect to their work on this project site.
11.3.1 Certificates and Policies
Each Eligible Contractor will receive a separate Workers’ Compensation policy. Certificates of Insurance will be furnished for the General Liability and Excess coverages. These policies are available for review by the Contractor upon request to The Owner. The terms of such policies or programs, as such policies or programs may be from time to time amended, are incorporated by reference. Contractor agrees to be bound by the terms of coverage as contained in such insurance policies and/or self-insurance programs.
11.3.2 Termination/Modification of the OCIP
The Owner reserves the right to terminate or to modify the OCIP or any portion thereof. To exercise this right, the Owner will provide thirty (30) days advance written notice of termination or material modification to the Contractor and all subcontractors covered by the OCIP. In such event, the Contractor will promptly obtain appropriate replacement insurance coverage acceptable to the Owner. Written evidence of such insurance will be provided to the Owner prior to the effective date of the termination or modification of the OCIP coverages. The reasonable cost of such replacement insurance will be reimbursed by the Owner to the Contractor.
SPECIAL NOTE:
Any contractor who has completed their work at The Project and whose insurance as provided by The Owner’s OCIP has been terminated, who returns to the site to perform warranty work does so under its own insurance coverages and not under those provided by The Owner’s OCIP.

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11.4 Contractor-Provided Coverage
For any work under this contract, and until completion and final acceptance of the work, the Contractor/Subcontractors, at their own expense, must promptly furnish to the Owner’s Insurance Administrator, certificates of insurance giving evidence that the following coverages are in force.
“The Project” site shall be identified on the certificate, Casino One Corporation; Pinnacle Entertainment, Inc.; and their directors, officers, representatives, agents and employees; Yates/Paric; Bergman, Walls & Associates Ltd; M.A. Engineering, Inc.; CHPA Consulting Engineers; Lay, Pitman & Associates; Horner & Shifrin Inc.; David Mason & Associates; Shannon & Wilson; and Geotechnology, Inc. shall be named as additional insureds, ATIMA (As Their Interest May Appear) on the Commercial General Liability Policy and Automobile Policy.
Automobile Liability Insurance:
Minimum Combined Single Limit that shall not be less than $1,000,000 per occurrence Commercial Automobile Liability Insurance to cover all vehicles owned by, hired by, or used on behalf of the Prime Contractor/Subcontractor,
Workers’ Compensation and Employer’s Liability Insurance:
Statutory Limits with All States Endorsement and minimum Employer’s Liability Limits will be provided as follows:
(a)	$1,000,000 Bodily Injury with Accident — Each Accident;

(b)	$1,000,000 Bodily Injury by Disease — Policy Limit

(c)	$1,000,000 Bodily Injury by Disease — Each Employee; and

(d)	The policy will be endorsed to exclude “The Project” if you are a participant in the OCIP.
Commercial General Liability Insurance:
$1,000,000 Bodily Injury and Property Damage Limit for each occurrence
$2,000,000 General Aggregate
$2,000,000 Products/Completed Operations Aggregate
Coverage shall include the following:
Occurrence Basis;
Premises operations;
Contractual Liability;
Products/Completed Operations;
Broad Form Property Damage; and
Independent Prime Contractor/Subcontractors
Such policy must be issued upon an “occurrence” basis, as distinguished from a “claims made” basis.
Products and Completed Operations to be maintained for two (2) year after final payment.

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Excess Liability Insurance:
 $25,000,000
*$  5,000,000

*	Limits required of Subcontractors unless otherwise noted in Bid Documents.
Coverage should apply and follow form over primary coverages shown above.
Limits must apply: Any one occurrence and general aggregate annually; and Annual Aggregate Products and Completed Operations.
Coverages and Terms:

Excess of General Liability

Excess of Employer’s Liability

Completed Operations
NOTE: If a Contractor/Subcontractor participating in the OCIP chooses to have the policy endorsed to include “The Project” Site during the construction period, coverage should be Excess and/or Difference in Conditions (DIC) of the OCIP. This cost should not be passed back to the Owner. Inclusion of “The Project” Site on such insurance policies shall not replace the OCIP coverage or otherwise affect the cost identification requirement in paragraph 11.2.
11.4.1.1 Deductibles on Contractor Policies
If by the terms of this insurance any mandatory deductibles are required, or if the Contractor should elect, with the concurrence of the Owner, to increase the mandatory deductible amounts or purchase this insurance with voluntary deductible amounts, the Contractor will be responsible for payment of the amount of all deductibles in the event of a paid claim. If separate Contractors are added as insureds to be covered by this policy, the separate Contractors will be responsible for payment of appropriate part of any deductibles in the event claims are paid on their part of the Project.
11.4.2 Certificates of Insurance
Coverage Requirements
As shown in Section 11.4
Description of Operations Wording
“Workers’ Compensation and General Liability coverage’s shown above do not apply to the River City Casino & Hotel Lemay Missouri Project.
Additional Insured Wording
Casino One Corporation; Pinnacle Entertainment, Inc., and their directors, officers, representatives, agents and employees; Yates/Paric; Bergman, Walls & Associates Ltd; M.A. Engineering, Inc.; CHPA Consulting Engineers; Lay, Pitman & Associates; Horner & Shifrin Inc.; David Mason & Associates; Shannon & Wilson; and Geotechnology, Inc. shall be named as additional insureds, ATIMA (As Their Interest May Appear) applicable to Automobile Liability and Off-Site General Liability as respects the River City Casino & Hotel project.

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Certificate Holder
Casino One Corporation
C/o Gina Neal — Willis
224 N. Hwy 67 Suite 193
Florissant, MO 63031
Certificates of insurance acceptable to The Owner will be filed with the OCIP Administrator within ten (10) days after award of the contract to Contractor and prior to commencement of the Work. All required insurance will be maintained without interruption from the date of commencement of the Work until the date of the final payment or expiration of any extended period as set forth in this agreement. In the event that the Contractor or any Subcontractor fails to take out and maintain such insurance coverages, the Owner shall have the right at its option to take out and maintain such insurance coverages and back charge the Contractor or the Subcontractor for the costs thereof.
The amount of insurance required in Section 11.4, shall not be construed to be a limitation of liability on the part of the Contractor or any Subcontractors. In that regard, all of the insurance requirements of this paragraph shall apply to all Subcontractors working on the project site. Any type of insurance or any increases of limits of liability not described herein which the Contractor or any Subcontractor requires for its own protection or on account of statute shall be its own responsibility and its own expense. If the Contractor or the Contractor’s Subcontractors maintain any insurance policies covering owned, leased or borrowed, equipment, such policies shall contain a waiver of subrogation against the Owner.
11.4.3 Other Insurance
Any type of insurance or any increase of limits of liability not described in this section which the Contractor requires for their own protection or on account of any statute will be their own responsibility and their own expense. Each item must be shown as a line item and approved by the Owner.
11.4.4 Contractor Responsibilities
The Contractor will cooperate with and will require all subcontractors to cooperate with The Owner and/or its designated representative (hereinafter called the OCIP Administrator) with regards to the administration and operation of the OCIP. The contractor/subcontractor’s responsibilities will include, but not be limited to:
(1)	Compliance with all rules and regulations of the applicable State Insurance Bureau/Board; failure to meet state requirements may result in fines being assessed, if this occurs, the Contractor shall deduct from monies due or to become due under the provisions of this subcontract for any applicable fines that are assessed against the Owner/contractor/subcontractor;

(2)	Compliance with applicable Construction Safety Program;

(3)	Provision of necessary contract, operations and insurance information;

(4)	Cooperation with any insurance company or Insurance Administrator with respect to requests for claims, payroll or other information required under the program;

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11.4.5 Contractor’s Responsibility for its Subcontractors
The Contractor will include this document and provide the River City Casino & Hotel OCIP Manual with the bid documentation. The Contractor will require that all subcontractors of every tier participate in River City Casino & Hotel OCIP and comply with all rules and procedures as outlined in the Enrollment Process Table, Exhibit 11B. It will be the Contractor’s responsibility to submit to The Owner and its designated representative all bid documentation for approval.
11.4.6 Assignment of Return Premiums
The Owner will be responsible for the payment of all premiums associated solely with the OCIP and will be the sole recipient of any dividend(s) and/or return premium(s) generated by the OCIP. In consideration of The Owner’s provision of said coverages under the OCIP program, the Contractor and subcontractors agree to:
(1)	Identify all applicable insurance costs associated with their contract work; and cooperate with the OCIP Administrator in the confirmation of the insurance cost as shown in paragraph 11.2.

(2)	Irrevocably assign to and for the benefit of The Owner, all return premiums, premium refunds, premium discounts, dividends, retentions, credits, and any other monies in connection with the OCIP insurance. Contractor agrees to evidence such assignment by executing and delivering the Form-2. Contractor further agrees to require each subcontractor to execute the assignment on the Form-2, for the benefit of The Owner.
11.4.7 Waiver of Subrogation
Owner waives all rights of subrogation and recovery against the Contractor and all subcontractors of all tiers to the extent of any loss or damage, which is insured under the OCIP. Contractor waives all rights of subrogation and recovery against The Owner and other subcontractors of all tiers to the extent of any loss or damage, which is insured under the OCIP. The Contractor and each subcontractor will require all subcontractors to similarly waive their rights of subrogation and recovery in each of their respective construction contracts with respect to their work on “The Project.”
11.4.8 No Release
The provision of the OClP by The Owner will in no way be interpreted as relieving the Contractor or any subcontractor of any other responsibility or liability under this agreement or any applicable law, statute, regulation or order.
11.4.9 Approval of Forms and Companies
All insurance described in this Section will be written by an insurance company or companies satisfactory to the Owner and licensed to do business in Missouri and will be in a form and content satisfactory to the Owner. No party subject to the provisions of this contract will violate or knowingly permit to be violated any of the provisions of the policies of insurance described herein.

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11.4.10 Coverage to be Provided by Contractor During Warranty Period
During the period following the Final Acceptance Date and prior to expiration of the warranty period hereunder, Contractor will maintain in full force and effect all insurance as specified in paragraph 11.4 covering all Work performed during such period.
11.4.11 Claims Responsibilities
The Prime Contractor and all subcontractors shall adhere to and perform all reporting requirements as set forth in the Claims Procedures portion of the OCIP Program Manual.
11.4.12 Project Safety Administration
It is the responsibility of the Contractor to maintain total control of safety to ensure that its employees and the general public will be provided an environment free of recognized hazards during construction activities. Nothing is more important than providing a safe and healthful environment in which to work. In carrying out this policy it is clear the only accepted level of performance is to be “Incident Free” on this project each and every day.
A. Project Safety Manual
A site-specific safety plan is required within fifteen (15) days after receipt of Notice to Contract Award and prior to start of any construction activities;
The name and qualifications (resume) of designated on-site safety person must also be submitted to Owner;
Contractor’s shall develop their own written site-specific safety and health plans for the Project and must include the following as a minimum:
NOTE*** Sections do not have to be in order as shown
Section 1 — This section should include a commitment letter signed by the President of your company. The following items must be addressed by this letter:
a.	Company commitment to and philosophy on safety.

b.	Company acknowledgement that they will support and participate in the light duty/return to work policy.

c.	Company acknowledgement that they will commit to drug free workplace.

d.	Company acknowledgement that they will comply with OSHA Standards 29 CFR 1926, 29 CFR 1910 and 46 CFR (if applicable).

e.	Project Safety Representative’s name and lines of authority, his authority regarding safety matters.

f.	The following attachments should follow the commitment letter:
1.	Project Safety Representative’s and Alternate.

2.	Safety Representative’s resumes must meet Qualifications listed below.

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Safety Manager Qualifications
* Each Contractor shall designate an on-site Safety Manager who is charged with the responsibility of on-site safety management. The Safety Manager’s sale duty shall be safety management and shall not have other collateral duties. At a minimum the safety manager shall meet the requirements of a “competent person” as defined by OSHA for all phases of construction and have a minimum of three (3) years construction safety experience. A resume shall be provided that outlines such items as: work experience, education, training completed and professional organizations, etc. The safety manager shall remain on the Project until contract acceptance (full-term of contract). Safety Manager shall report to an officer of the company and not the project management team.
Section 2 — This section should include your company disciplinary policy.
Section 3 — This section should include your company drug policy.
Section 4 — This section should include the site specific job hazard analysis for your project. It should take the tasks in your CPM, analyze the hazards and list the proposed safety measures to abate those hazards. Pre Task Planning.
Section 5 — OCIP Project Safety Rules — Indicate that compliance with the Project Safety rules are a requirement for continued employment on the project.
Section 6 — This section should include the Policies and Procedures Compliance statement which also addresses contractor commitment to compliance with 29 CFR 1926, 29 CFR 1910 and 46 CFR.
Section 7 — This section should include your health and safety program administration. How you intend to conduct the on site, day to day operations of your program including pre task planning and roles/responsibilities of those in your organization. Compliance with state, federal and local jurisdictions, commitment to safety education and training, how you handle new hire training, employee responsibilities, first aid, CPR, etc. Include in this section how you will address the items included in 29 CFR 1926 Subpart C General Safety and Health Provisions.
Section 8 — This section should be broken up into safety categories. At a minimum it should include sections on the following:
a.	Specific Project Requirements

b.	Safe Work Practices

c.	Housekeeping

d.	Work Zone Safety

e.	Personal Protective Equipment, Respiratory Protection, Hearing Protection

f.	Fire Protection

g.	Compressed Gas Cylinders

h.	Material Handling, Storage, Usage

i.	Tool Safety

j.	Welding and Cutting

k.	Electrical Safety

l.	Scaffolding

m.	100% Fall Protection over 6’ on all work activities

n.	Cranes & Rigging — Personal hoists/manlifts

o.	Mobile Equipment Operation and Operator Training

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p.	Excavation and Trenching

q.	Concrete and Masonry Construction

r.	Steel Erection

s.	Underground Construction

t.	Demolition

u.	Explosives

v.	Power Transmission

w.	Confined Space Entry Program

x.	Ladder, Stairway and Ramp Safety

y.	Lockout Tagout Procedures

z.	Hazardous Communication Compliance, Hazardous Material Handling

aa.	Site Security

bb.	Evacuation Plan

cc.	Crisis Management Plan

dd.	Miscellaneous — Include any applicable items not covered above needed to successfully complete your contract.
Note: All items in Section 8 may not be used in the course of your construction. If an item is not relevant, you may leave it out of your plan, but indicate under that item that it is not needed for your project. There may also be items not included above that are relevant, but which are not included above. Those items must still be addressed in your plan. A failure to include items in your safety plan which may be needed later will not relieve you of the responsibility to comply with the OSHA or Project Name standards that would apply and we reserve the right to require a supplemental safety submission to address that specific issue.
B. New Employee Orientation
Each new contractor/subcontractor employee will be required to attend an orientation program conducted by Project Safety Manager. This orientation is designed to communicate all project specific safety policies, procedures, and expectations of “the Safety Team” in regard to the construction of the Project.
C. Contractor Safety Program Review
To proactively monitor the safety, health and environmental performance of contractors and subcontractors the OCIP Site Safety Manager and/or his Representative, will be conducting a periodic review of contractor/subcontractor safety programs. This will be a formal process, which will be done with or without advanced notice. Upon completion of the Safety Program Review, a list of recommendations will be provided to the contractor/subcontractor. There will be a timeline developed and agreed upon for the purpose of abating any deficiencies in the contractor/subcontractor safety program.

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Exhibit 11 b—Enrollment Process Table
All Eligible Subcontractors should be properly enrolled in the OCIP before access to the Project Site is allowed. Note: The Start Date indicated on the subcontract award form 1 is the date that the Eligible Subcontractor is expected to begin operations at the Project Site. If the Eligible Subcontractor has already started work at the Project Site, then the effective date of coverage will be agreed to by the Owner, OCIP Administrator, and Zurich. Any Contractor or Subcontractor, who applies for enrollment in the OCIP ten (10) days or more after they commence working on the Project, will be required to provide a “No Known Loss Letter” to the primary insurer along with the enrollment documentation and required certificate of insurance.

Form 1 —	Notice of Subcontract Award: When an Eligible Contractor or Subcontractor of any tier awards a subcontract, the awarding Eligible Subcontractor shall complete Notice of Subcontract Award Form 1 and immediately forward to the OCIP Administrator. A copy of the Manual should be given to each Eligible Subcontractor.

Form 2 —	Insurance Cost Identification Worksheet: The awarding Eligible Subcontractor shall assure that their subcontractors complete and immediately forward to the OCIP administrator and attach a copy of WC, GL, and Excess declarations page and rating schedules from the policies.
Certificate of Insurance as required in Section 11.4—Contractor-Provided Coverage: Must be submitted to OCIP Administrator.
Upon receipt of the Form 2, policy pages, and required certificate of insurance, the OCIP administrator will request binding from the Insurer and provide the appropriate OCIP certificate of insurance evidencing Workers’ Compensation, General Liability, and Excess Liability coverages provided under the OCIP. The Insurer will issue the appropriate Workers’ Compensation policy for transmittal to the subcontractor.

Form 2A —	Supplemental Insurance Information Form: This form is required if the contracts issues are a Time and Material contract or if under $30,000 (project cumulative total) or Contracts 30 days or less.

Form 3 —	Supplemental Insurance Information Form: If an Eligible Subcontractor has been awarded more than one contract on this Project, Insurance Cost Identification Worksheet (Form 2) must be completed by the subcontractor on the first contract. For each additional contract, Supplemental Insurance Information (Form 3) must be completed and forwarded to the OCIP Administrator.

Form 4 —	Notice of Anticipation Completion: When subcontractor is 85% complete, this form should be completed by the Eligible Subcontractor and sent to the OClP Administrator.

Form 5 —	Project Site Payroll Reporting Form: To be submitted by the 10th of each month to the OClP Administrator. If not received, pay may be held to the subcontractor. Each Eligible Subcontractor is also responsible for receipt of each lower-tier’s Form 5 also.

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ACCIDENT REPORTING AND CLAIMS PROCEDURES
When accidents happen, everyone needs to work together. Even though the Contractors and each Subcontractor has instituted tough safety measures, work-related accidents are bound to occur. When they do, the OCIP Insurers stand ready to serve the Contractors and Subcontractors, but they need help if they are to perform this service in the most effective and efficient manner.
The Insurer will have a claims adjuster available to handle all Commercial General Liability and Workers’ Compensation claims for the Contractor and each Subcontractor enrolled in the OCIP.
The Insurer will arrange for a legal counsel to handle all lawsuits emanating from the project.
Never discuss any accident or claim with anyone except authorized representatives of River City Casino & Hotel Contractor, the Insurer(s), and the Owners Insurance Broker or Law Enforcement agencies.
A.	Workers’ Compensation Claims
1.	Seek immediate medical attention for the injured person(s).

2.	Immediately notify your supervisor and project manager of the situation.

3.	The Supervisor must then notify the OCIP Claims Coordinator and Project Safety Manager or their designate. If you cannot reach, please leave a voice mail message.

4.	Complete the Accident Investigation and the Applicable State Form (include appropriate Location Code) and forward to the OCIP Claims Coordinator and Project Safety Manager in a timely manner, but no later than the close of business day on the day of the accident.

5.	The Contractor’s safety representative or designated person will transport the injured worker to:
Concentra Medical Center—Soulard Clinic
Joe McMillan — Center Administrator
1617 South 3rd Street
St. Louis, MO 63104
Hours: 8am – 5:00pm, M-F
Ph: (314)-421-2557
Fax: (314)-421-2046
After-Hours Injury
On-Call Physician Consultation: 866-398-1105
After-Hour Drug & Alcohol Testing (Onsite)
On-Call Collector: 888-576-7171
6.	The OCIP Claims Coordinator will report claim with appropriate location code to Zurich.

7.	Employer must complete the First Notice of Injury Form and forward to OCIP Claims Coordinator.

8.	Upon receipt of Acknowledgement of Claim from Zurich Insurance Company, OCIP Administrator will provide the Contractor/Subcontractor with a copy so you can record the Claim number for future reference.

9.	All medical bills, hospital bills, etc should be forwarded to Zurich Insurance Company identifying the injured employee and claim number.

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B.	General Liability Claims
Any occurrence involving Bodily Injury or Property Damage to members of the public that is NOT caused by an automobile accident.
1.	Seek immediate medical attention for any injured person(s).

2.	Immediately notify your supervisor and project manager of the situation.

3.	The Supervisor must then notify the OCIP Administrator and Project Safety Manager or their designate. If you cannot reach, please leave a voice mail message.

4.	Complete the Accident Investigation and forward to the OCIP Claims Coordinator and Project Safety Manager in a timely manner, but no later than the close of business day on the day of the accident.

5.	The OCIP Claims Coordinator will report claims with appropriate location code to Zurich.

6.	Upon receipt of Acknowledgement of Claim from Zurich Insurance Company, OCIP Claims Coordinator will provide Contractor/Subcontractor with a copy so you can record the Claim number for future reference.

7.	All investigation reports, pictures, medical bills, hospital bills, etc should be forwarded to Zurich Insurance Company identifying the injured individual, claimant and claim number.
C.	Duties in the Event of Occurrence, Claims or Suit
a)	Follow the claims reporting procedures above.

b)	You must see to it that the OCIP Claims Coordinator is notified promptly of an “occurrence” which may result in a claim. Notice should include:
•	How, when and where the “occurrence” took place, and;

•	The names and addresses of any injured persons and witnesses.
c)	If a claim is made or “lawsuit” is brought against any insured, you provide written notice of the claim or “lawsuit” to:
•	OCIP Claims Coordinator
d)	You and any other involved insured must:
•	Cooperate with the Insurer in their investigation, settlement or defense of the claims or “suit”; and

•	Assist the Insurer, upon their request, in the enforcement of any right against any person or organization which may be liable to the insured because of injury or damage to which this insurance may also apply.
e)	No Insureds will, except at their own cost, voluntarily make a payment, assume any obligation or incur any expense, other than for first aid, without Insurer’s consent.
D.	Automobile Claims
Even though no Automobile Liability or Physical Damage coverage is provided under the OCIP, the Contractor/Subcontractor must notify the OCIP Claims Coordinator in writing of any automobile accident which could be related to the project. This should be done as soon as possible following the accident. Each Contractor/Subcontractor should follow their internal reporting procedures for automobile liability or physical damage coverage.

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E.	Contractor’s Equipment Claims
Even through no coverage is provided under the OCIP for loss of or damage to Contractor’s or Subcontractor’s owned equipment the Contractor/Subcontractors must notify the OCIP Claims Coordinator in writing, of any loss or damage to their equipment at the project. This should be done as soon as possible, following first knowledge of loss or damage. Each Contractor/Subcontractor should follow their internal reporting procedures for reporting damage to owned equipment.
F.	Miscellaneous Claims Notes
1)	Any incident that involved injury to persons or property is to be reported to the OCIP Claims Coordinator office immediately.

2)	Any claims adjuster representing a Contractor/Subcontractor’s normal insurer who seeks to come onto The Project site must obtain written authorization from the OCIP Claims Coordinator prior to coming on the site. There will be no exceptions to this stipulation.

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Incident Investigation Report	(To be completed within 24 hours by Supervisor at time of incident)
INJURED EMPLOYEE INFORMATION

Employee Name	Male	Female	Date of Birth	Ht.	Wt.

Employee Address

	Street	City	State	Zip Code	Home Phone

Employer Name	Address

Date of Incident	Time	AM/PM	Jobsite/Area

Employee Job Title	Length of Employment

Weather Condition	Shift	Supervisor

UNSAFE ACTS	UNSAFE CONDITIONS

What actions caused or contributed to the incident?	What conditions of tools, equipment, or environment contributed to incident?

Operating equipment without authority	Inadequate guard/barrier/safety device

Failure to warn/signal	Inadequate/improper protective equipment

Failure to secure/lock out/tag out	Inadequate warning system

Reaching into/servicing equipment in operation	Defective or work tools/equipment materials

Making safety devices inoperable	Congestion or restricted area

Used defective equipment	Fire or explosion hazard

Took unsafe/improper position	Hazardous storage method

Horseplay, disruptive actions	Unsecured against movement

Improper lifting or movement	Lighting/noise/visual obstruction

Other:	Environmental/atmospheric conditions

No unsafe action	Other:

No unsafe condition

What actions caused or influenced above unsafe acts?	What caused or influenced above unsafe condition?

Unaware of job hazards	Defective/worn from normal use

Inattention to hazards	Defective/worn from abuse/misuse

Unaware of safe method/procedure	Housekeeping/cleaning failure

Tried to gain or safe time	Lack of preventative maintenance

Influence of fatigue/illness	Inadequate maintenance

Influence of emotions/stress	Exposure to environment

Defective vision/bodily defects	Inadequate purchasing

Under influence of alcohol or drugs	Safety inspection failure

Failure to enforce procedures/rules	Other:
Other:	Unknown
INJURY/ILLNESS DATA

Describe the nature and extent of injury/illness (body part affected, type of injury, etc.)

Was first aid administered?	Yes _____	No _____	If yes, what type and by whom

Was employee taken to hospital/clinic?	Yes	No	If yes, list name, address and phone number of

hospital/physician/nurse attending

List any eyewitnesses to the incident and others who might provide information about the incident

INClDENT/lLLNESS EVALUATION
How did the incident occur? Describe in detail the task the employee was doing when injured or became ill. Include specifics such as equipment, structure tools, materials, objects (size, shape, and weight), people involved in the task, positions, distances, rate of movement, sequence of events, etc.

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OCIP Manual

(Attach any additional information comments, documentation of interviews, sketches, pictures, etc. as necessary)
Incident Investigation Report
Incident/Illness Evaluation (continued)

Type of exertion/body motion during injury:	Pull	Lift	Bend	Reach	Twist	Other

Was this the employee’s regular job?	Yes	No	How much experience does this employee have on this job?

Was the employee trained in this job or task?	Yes	No	When was last training on this task?

Was this the employee’s first job-related injury or illness?	Yes	No	If no, briefly describe previous injuries (date, nature,

extent, etc.)

Hours of overtime worked in last 24 hours	Did this possibly contribute to incident? If so, describe

Does a safety rule or policy apply to this task?	Yes	No	If yes, describe rule and how employee followed or violated

Does a specific procedure for task exist?	Yes	No	If yes, describe procedure briefly and if it was followed

Is protective equipment required for this task?	Yes	No	If yes, describe equipment, if it was used, if it was

adequate/functioned properly, and if the employee(s) were trained on it.

Is there possibly any third party which contributed to the incident? (Other contractors, employee, etc.)	Yes	No

If yes, describe.

Did any unsafe physical/environmental conditions exist?	Yes	No	If yes, describe conditions (physical,

mechanical, electrical, etc.) which contributed to the incident

Is material handling equipment required for this task?	Yes	No	If yes, was it used and did it function properly?

   Possible actions to be taken to prevent reoccurrence

Reinstruction of employee(s) involved	Do/revise Job Safety Analysis	Repair/replace/modify equipment

Preventative instruction of others who do job	Revise/establish safety rule	Improve clean-up procedure

Training of employee(s)	Reassign employee to another job	Improve inspection procedure

Action to improve enforcement	Require/replace protective equipment	Eliminate/reduce congestion

Reprimand/discipline of employee(s) involved	Install safety guard device	Improve design/construction

Improve environmental conditions
CORRECTIVE ACTION(S) TAKEN OR PLANNED

Completion
		Estimated	Confirmed
What was/will be done	By Whom	Completion Date	Date	Initials

Incident discussed with employee to prevent reoccurrence?	Yes	No	Date

Any disciplinary action taken? Yes No If yes, describe what type.
FOLLOW UP COMMUNICATION

YES	NO	Incident site reviewed by supervisor with employee (and safety coordinator if applicable.)
YES	NO	Incident review meeting conducted. Attended by

YES	NO	Employee or supervisor reviewed incident with work group.
YES	NO	Employee reviewed injury with safety committee
YES	NO	Project Safety informed of incident

Date of Report	Prepared by		Title

Signature
Reviewed by	Superintendent

River City Casino & Hotel	Page 2 of 2	July 31, 2008
OCIP Manual

RIVER CITY OCIP
FORM 1
RIVER CITY CASINO & HOTEL OCIP
Notice of Subcontract Award
Request for Insurance

Willis.
Attn: Gina Neal	Phone:	314-395-6615
224 N. Hwy 67 Suite 193	Fax:	314-395-1880
Florissant, MO 63031	E-mail:	Gina.Neal@willis.com

RE:	Project Name:

This is to inform you that we have awarded the following subcontract to the following Subcontractor:

Name of Firm:

Address:	City:	State:	Zip:

Phone: ( )	Fax: ( )	Federal Employer’s ID#:

Office Contact:	E-Mail:

Safety Contact:	E-Mail:

Type of Work:	Job

*Start Date:	Estimated Completion Date:	Contract Value:

Estimated Payroll: $	Est Manhours:	Est. # of Subcontractors:

Awarding Contractor:

By:

Title:

Date:

Prime Contractor (if different)

DO NOT complete this form for your own company. A form-1 should be completed on each of your subcontractors.
• Award Date — date Notice to Proceed was given (Verbally or in Writing)
• Start date is mandatory—the date contractor is anticipated to begin work at the Project Site
• Any Contractors or Subcontractors who enrolls in the OCIP 10 days after their start date will have to provide a No Known Loss Letter to the Carrier along with the enrollment documentation.

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OCIP Manual

River City OCIP-
FORM 2
RIVER CITY CASINO & HOTEL OCIP
INSURANCE COST IDENTIFICATION WORKSHEET
CONTRACTOR INFORMATION

Contractor:	Indv	Ptshp	Corp	J/V

Address:			FEIN:

Office Contact:	Phone:	Fax:	E-mail:

Site Contact:	Phone:	Fax:	E-mail:

Safety Contact:	Phone:	Fax:	E-mail:

Insurance Contact:	Phone:	Fax:	E-mail:

Payroll Contact:	Phone:	Fax:	E-mail:

Address (if different):

CONTRACT INFORMATION	Contract Value: $

Job Name/Description:	Contract/JOB #:

Awarding Contractor:	Prime Contractor:

Award Date:	Start Date:	Est. Completion Date:	Self Preformed %, $

Subcontracted %;	$ Est. # of Subcontractors	Est. Manhours	DBE/MBE/WBE:

CURRENT INSURANCE INFORMATION;
Contractor’s Insurance Broker or Agent:                    PLEASE PRINT

Company Name:	Contact:

City:	Phone:	( )

WORKERS’ COMPENSATION

Current WC Ins Co:		Policy Period:

Experience Modifier:	Rate Date:	Deductible:	Retention:

A. Workers’ Compensation (Project Site Payroll Only)
Attach additional pages if required. Attach copy of declaration page and rate sheets for WC Policy

W.C. Rate/
W.C. Classification	W.C. Code	$100 Payroll	Estimated Payroll	Premium
1.
2.
3.
4.
5.
6.
Subtotal
*It is extremely important to accurately estimate all onsite payroll anticipated for this contract. Payroll should be raw wages without burden, fringes, or overtime premium: but should include sick, vacation, holiday pay and imputed income. All WC rules for Missouri are applicable.

Composite Rates and Corporate Allocations, must reflect the breakout of insurance cost (actual rating calculations). See Section 11.2 of the OCIP Manual.
			Increased Limit Factor:	$
			Experience Modifier	$
			Discounts	$
			Surcharges/Assessments	$
$

Although Deductible and Self-Retention Credits are to be identified, they should not be used in the calculation of insurance cost.		Deductible Credit^ OR	$

		Self Insured	$
Retention
The OCIP provides first dollar coverage for all contractors.			Total WC Premium	A.$
It is each Contractor’s responsibility to notify its own insurance carrier to exclude all work to be done under this contract from your current insurance program. Any Contractors or Subcontractors who enrolls in the OCIP 10 days after their start date will have to provide a No Known Loss Letter to the Carrier along with the enrollment documentation.

River City Casino & Hotel OCIP Manual	Page 1 of 2	July 31, 2008

RIVER CITY CASINO & HOTEL OCIP
INSURANCE COST IDENTIFICATION WORKSHEET
GENERAL LIABILITY

Contractor Name:

Current GL Ins Co:	Policy Period:

Current GL rate is based on: ☐ payroll or ☐ receipts per ☐ $100 ☐ $1,000 or ☐ receipts or Flat Premium ☐

If GL is based other than Payroll/Receipts describe:	Deductible: Retention:

			Total WC Premium from previous page		A.$
B. General Liability (Project Site Payroll/Receipts Only)
Attach additional pages if required. Attach copy of declaration page and rate sheets for GL Policy
			G.L. Rate per basis	Estimated
G.L. Classification		G.L. Code	shown above	Payroll*/Receipts	Premium
1.				$	$
2.				$	$
3.				$	$
4.				$	$
5.	Subcontracted Work	91581 or		$	$

Composite Rates and Corporate Allocations must reflect the breakout of insurance cost (actual rating calculations). Although Deductible and Self-Retention Credits are to be identified, they should not be used in the calculation of insurance cost. The OCIP has a $5,000 property damage deductible See Section 11.2 of the OCIP Manual.	Deductible Credit^ OR Self Insured Retention Credit^	$ $

*It is extremely important to accurately estimate payrolls anticipated for this contract. Payroll should be raw wages without burden, fringes or overtime premium: but should include sick, vacation, holiday pay and imputed income.		Total General Liability Premium	B.$

C.	Umbrella Excess (Attach copy of declaration page and rate sheets for XS.		C.$

Rate: per $
Name of Insurer: Term:

D.	Estimated Subcontractor Premiums (Attach Cost Identification Sheet for Each Subcontractor or calculate 2.5% of Subcontract value for each subcontractor’s estimated insurance cost). See Section 11.1.2.a of the OCIP Manual.		D.$

E.	TOTAL PREMIUMS (A + B + C + D) “Total Premiums” indicated in E represent the Total Insurance Cost the Contractor has identified		E.$
It is each Contractor’s responsibility to notify its own insurance carrier to exclude all work to be done under this contract from your current insurance program. Any Contractors or Subcontractors who enrolls in the OCIP 10 days after their start date will have to provide a No Known Loss Letter to the Carrier along with the enrollment documentation.
AGREEMENT
The OWNER, or their Agent, is granted permission by Contractor to inspect the insurance and payroll records used in determining the contractor’s insurance cost as shown above. The Owner/awarding contractor will deduct the above amount from Contractor’s bid by change order. At completion of the Work, Owner’s Agent shall audit the project payroll records of Contractors and adjust Contract amount for final audited insurance premiums in accordance with the insurance premium audit provisions of the insurance policy. Any and all returns of premiums, dividends, discounts or other adjustments to any OCIP policy is assigned, transferred and set over absolutely to OWNER. This assignment is valid for insurance policies whose premiums have been paid by the OWNER on behalf of such Contractors.

Signed	Title	Date

Send this Form to:	Gina Neal—Willis, 224 N. Hwy 67 Suite 193, Florissant, MO 63031
Phone: 314-395-6615 Fax: 314-395-1880 E-mail: gina.neal@willis.com

River City Casino & Hotel	Page 2 of 2	July 31, 2008
OCIP Manual

River City - FORM 2A
RIVER CITY CASINO & HOTEL OCIP
Supplemental Insurance Cost Identification Worksheet*
*  T&M Contracts or Contracts under $30,000 (project cumulative total) or Contracts 30 days or less
CONTRACTORS INFORMATION

Contractors:	Indv	Ptshp	Corp	J/V

Address:	FEIN:

Office Contact:	Phone:	Fax:	E-Mail:

Site Contact:	Phone:	Fax:	E-Mail:

Safety Contact:	Phone:	Fax:	E-Mail:

CONTRACT INFORMATION	Contract Value: $

Job Name/Description:	Contract/JOB #:

Awarding Contractors:	Prime Contractors:

Award Date:	Start Date:	Est Completion Date:	Self Preformed	%, $

Subcontracted	%; $	Est. # of Subcontractors	Est. Manhours	DBE/MBE/WBE:

CURRENT INSURANCE INFORMATION
Required insurance coverages and limits are shown in the OCIP Manual. Information disclosed on this form is subject to audit and adjustment throughout the term of the construction project.

Contractor’s Insurance Broker/Agent: Company Name:	Contact:

City/State/Zip:	Phone: ( ) E-Mail:

Current WC Ins Co:	Policy Period:	Experience Modifier:	Deductible/Retention:

Current GL Ins Co:	Policy Period:	Deductible:	Retention:

	WC Code	Manhours	WC/GL
Classification	GL Code	Incl OT	Rates	Estimated Payroll/Receipts	Premium
l. WC
2. WC
3. WC
4. WC
5. WC
*Although Deductible and Self-Retention Credits are to be identified, they will not be allowed. Composite Rating will not be allowed without breakdown; Corporate Allocations will not be allowed, actual cost must be shown. If you need assistance, contact the OCIP Administrator. * It is extremely important to accurately estimate payrolls anticipated for this contract. Payroll should be raw wages without burden, fringes or overtime premium; but should include sick, vacation, holiday pay, and imputed income. Missouri Rules and Regulations for Payroll apply. See Section 11.2 of the OCIP Manual.				WC Sub Total	$
				Increased Limits Factor	$
				WC Experience Mod.	$
$
$
$
				Total WC Premium	A.$
1. GL
2. GL
3. GL
4. GL
5. GL
6. GL Subcontracted Work	91585
The OCIP provides first dollar WC coverage for all contractors.				Total GL Premium	B.$
C. Umbrella Excess	Rate: per $			Total XS Prem	C.$
D. SUBCONTRACTORS PREMIUM (3% of Subcontractors’ contracts’ value) See section 11.1.2.a of the OCIP Manual.				Total Subs Premium or %	D.$
TOTAL PREMIUM (A+B+C+D).				Total A,B,C,D	E.$
It is each Contractor’s responsibility to notify its own insurance carrier to exclude all work to be done under this contract from your current insurance program. Any Contractors or Subcontractors who enrolls in the OCIP 10 days after their start date will have to provide a No Known Loss Letter to the Carrier along with the enrollment documentation.
AGREEMENT
The OWNER, or their Agent, is granted permission by Contractors to inspect the insurance and payroll records used in determining the contractor’s insurance cost as shown above. The Owner/awarding contractor will deduct the above amount from Contractor’s bid by change order. At completion of the Work, Owner’s Agent shall audit the project payroll records of Contractors and adjust Contract amount for final audited insurance premiums in accordance with the insurance premium audit provisions of the insurance policy. Any and all returns of premiums, dividends, discounts or other adjustments to any OCIP policy is assigned, transferred and set over absolutely to OWNER. This assignment is valid for insurance policies whose premiums have been paid by the OWNER on behalf of such Contractors.

Signed	Title	Date

Send this Form to:	Gina Neal— Willis, 224 N. Hwy 67 Suites 193, Florissant, MO 63031 Phone: 314-395-6615 Fax: 314-395-1880 E-mail: gina.neal@willis.com

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OCIP Manual

River City OCIP FORM 3
RIVER CITY CASINO & HOTEL OCIP
SUPPLEMENTAL INSURANCE INFORMATION FORM
(Use Only if Form-2 Has Been Completed on Another Contract or this is a Change Order)
CONTRACTOR INFORMATION:

Contractor:	Contact:	E-mail:

Address:	City:	State:	Zip:	Phone:	Fax:

CONTRACT INFORMATION

☐ New Contract Name/Description:	Contract/JOB #:	Contract Value: $

☐ Existing Contract Name/Description:	Contract/JOB #:	Change Order Value: $

Awarding Contractor:	Prime Contractor:

Award Date:	Start Date:	Est Completion Date:	Self Preformed	%, $

Subcontracted	%; $	Est. # of Subcontractors	Est. Manhours	DBE/MBE/WBE:

FOR WORK TO BE PERFORMED UNDER THIS CONTRACT:
Required limits and coverages are shown in Section VII of Contractors Insurance Manual.

A.Workers Compensation
Classification	Code	Rate	Estimated Payroll	Premium
l.			$	$
2.			$	$
3.			$	$
4.			$	$
WC SUBTOTAL			$	$
It is extremely important to accurately estimate payrolls anticipated for this contract. Payroll should be raw wages without burden, fringes, or overtime premium: but should include sick, vacation, holiday pay and imputed income.

Although Deductible and Self-Retention Credits are to be identified, they will not be allowed. Since these types of programs also require loss funding, the credits will be substituted for the loss pick. The OCIP provides first dollar coverage for all contractors. Composite rates must show all surcharges and credits. Corporate allocations will not be allowed, actual rating must be shown as required above			Increased Limits Factor	$
			WC Experience Mod.	$
			WC Discounts	$
			WC Discounts	$
			WC Surcharges	$
			Secondary Fund	$
			WC State Assessments	$
			Total WC Premium	A.$
B.General Liability			Estimated
Classification	Code	Rate	Payroll/Receipts*	Premium
1.			$	$
2.			$	$
3.			$	$
4.			$	$
5. Subcontracted Work	91585		$	$
			Total General Liability	B.$
C. Umbrella/Excess Liability			$	C.$

D. Estimated Subcontractor Premiums (Attach Form 1/2 for Each Subcontractor (including leasing and/or temporary labor companies).				D.$

E. Total insurance cost, included in bid or change order documents			TOTAL (A+B+C+D)	E.$
It is each Contractor’s responsibility to notify its own insurance carrier to exclude all work to be done under this contract from your current insurance program.

Signed	Title	Date

Send this Form to:	Gina Neal— Willis, 224 N. Hwy 67 Suite 193, Florissant, MO 63031 Phone: 314-395-6615 Fax: 314-395-1880 E-mail: gina.neal@willis.com

River City Casino & Hotel	Page 1 of 1	July 31, 2008
OCIP Manual

River City OCIP
FORM 4
RIVER CITY CASINO & HOTEL OCIP
NOTICE OF ANTICIPATED COMPLETION

Willis
Attn: Gina Neal	Phone:	314-395-6615
224 N. Hwy 67 Suite 193	Fax:	314-395-1880
Florissant, MO 63031	E-mail:	gina.neal@willis.com

Please be advised, we,		are scheduled to complete our work for:

(Name of Contractor Film)

Awarding Contractor	Prime:

Job Name/Description:	Start Date:	Completion Date:

^Original Contract Value: $	^Final Contract Value: $

^Self Performed Work: $	^Subcontracted Work: $

*Change Orders:

Original Actual Payroll: $	Final Actual Payroll: $

*    Note: All Change Orders must have a Form-3 identifying the insurance cost included. If these have not been furnished to the administrator during construction - one form can be completed showing total of all change orders and the appropriate insurance cost.
All Contract Values should include all insurance cost
We used the following enrolled subcontractors who will also complete their work on the date shown above:

Subcontractors	Final Contract Value
$

$

$

$

We used the following subcontractors who were not enrolled in the OCIP along with their subcontract values, they will also complete their work on the date shown above:

Subcontractors	Final Contract Value
$

$

$

$

This is our only contract at the	Project.

We are still working on the following jobs at the	Project.

Awarding Contractors	Job Name/Description	Prime

Your Company’s Name:	Date:

By:	Title

Final insurance audits may be made under the applicable policies. Please show who in your office (or another location if applicable) is responsible for this information:

Name:	Phone:	Fax:	E-Mail:

Address:	City:	State:	Zip

Substantial Completion Form-4

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OCIP Manual

River City OCIP -
FORM 5
River City Casino & Hotel OCIP
PROJECT SITE PAYROLL REPORTING FORM

Contractor:

Address:	City:	State:	Zip:

Phone:	Fax:

Awarding Contractor:	Construction Manager:

Please indicate Project Site Payroll and forward to CIP Administrator by the 10th of the month. Please retain a copy for your files.
If this is your first payroll report, when did you start on site?
Is this is your final payroll report for this contract?

LOCATION CODE (For this Contract):	MONTH ENDING):

WORKER’S COMPENSATION
WC Classification Description	Manhours	WC Code	Actual Payroll
1.
2.
3.
4.
5.
Total

GENERAL LIABILITY
GL Classification Description	Manhours	GLCode	Receipts/Other
1.
2.
3.
4.
5.
6. Subcontracted Work		95185
Total

Monthly Receipts (Amount on Monthly Pay Application)			$
•	It is extremely important to accurately estimate payrolls anticipated for this contract. Payroll should be raw wages without burden, fringes, or overtime premium: but should include sick, vacation, holiday pay and imputed income.

•	Earnings for overtime should be included only at straight hourly rates. Do Not Include the Extra Wages Paid for Overtime Hours. Overtime means those hours in excess of 8 hours worked each day, 40 hours in any week or on Saturdays, Sundays, or holidays, but only when there is an increase in the hourly rate to work such hours.

•	Hours should be shown on overtime.

*	If GL is based on payroll – only show the classification description and codes, manhours and payroll are already shown under WC.
The above is a true and complete statement of the entire remuneration of services rendered by employees of the company shown above.

Signature:

Title:	Date

Send this Form to:	Gina Neal—Willis, 224 N. Hwy 67 Suite 193, Florissant, MO 63031
Phone: 314-395-6615 Fax: 314-395-1880 E-mail: gina.neal@willis.com

River City Casino & Hotel	Page 1 of 1	July 31, 2008
OCIP Manual

Revision
Date	Page Number	Description of Change
8/11/08	4	Clarified the Builders’ Risk Deductible is to be borne by the Contractor/Subcontractor(s) who caused the loss

	5	On-Site Activities — added wording “and as outlined by the Builders’ Risk policy”.

	11	Item (2) CGL — Clarified Item a) 4. to read that the $5,000 PD deductible is the responsibility of the contractor who cause the loss.

	13	Contractor-Provided Coverage-included wording as stated in the contract that the products-completed operations should be carried for two year after completion on the project.

07/31/08	13-14	Additional Insured Language — Consultants added for RCC as they apply to Yates/Paric

Pinnacle Entertainment, Inc. name added with endorsed name Casino One

07/22/08	4	Builders Risk Policy Number and Deductible

	21	St Anthony’s Medical Clinic Updated to Concentra Medical Center (Soulard Clinic)

03/12/08	4	Deleted — Builders Risk Language, (TBD)

	5	Addition of site description specific to the River City Road Project

	6, 7, 13, & 14	Pinnacle Entertainment, Inc endorsement. Named changed to Casino One Corporation

01/14/08	2	Deleted — One of Willis’ OCIP Consultant information, Pam Robertson — “employee change in work duty”

	3	Updated — New Fax number for Zurich claims

From — 913-345-4327 to 913-345-1582

Medical Only Adjuster — changed from Lyla Grady to Joanna KO

	14	Additional Insured Wording —
Added Fred Weber, Inc. as additional insured

01/17/07	Pinnacle Entertainment OCIP Policy and Procedures Manual	Original Printing of the Policy and Procedure Manual

River City Casino & Hotel OCIP Manual	Page 1 of 1	July 31, 2008

EXHIBIT Q
OMITTED

EXHIBIT R
REQUIRED INSURANCE COVERAGES

Automobile Liability Insurance:
Minimum Combined Single Limit that shall not be less than $1,000,000 per occurrence Commercial Automobile Liability Insurance to cover all vehicles owned by, hired by, or used on behalf of the Prime Contractor/Subcontractor,
Workers’ Compensation and Employer’s Liability Insurance:
Statutory Limits with All States Endorsement and minimum Employer’s Liability Limits will be provided as follows:
(a) $1,000,000 Bodily Injury with Accident — Each Accident;
(b) $1,000,000 Bodily Injury by Disease — Policy Limit
(c) $1,000,000 Bodily Injury by Disease — Each Employee; and
(d) The policy will be endorsed to exclude “The Project” if you are a participant in the OCIP.
Commercial General Liability Insurance:
$1,000,000 Bodily Injury and Property Damage Limit for each occurrence
$2,000,000 General Aggregate
$2,000,000 Products/Completed Operations Aggregate

Coverage shall include the following:
Occurrence Basis;
Premises operations;
Contractual Liability;
Products/Completed Operations;
Broad Form Property Damage; and
Independent Prime Contractor/Subcontractors
Such policy must be issued upon an “occurrence” basis, as distinguished from a “claims made” basis.
Excess Liability Insurance:
 $25,000,000
*$5,000,000
*Limits required of Subcontractors unless otherwise noted in Bid Documents.
Coverage should apply and follow form over primary coverages shown above.
River City Casino & Hotel 14 July 31, 2008
OCIP Manual
Limits must apply: Any one occurrence and general aggregate annually; and Annual Aggregate Products and Completed Operations.
Coverages and Terms:
Excess of General Liability
Excess of Employer’s Liability
Completed Operations
NOTE: If a Contractor/Subcontractor participating in the OCIP chooses to have the policy endorsed to include “The Project” Site during the construction period, coverage should be Excess and/or Difference in Conditions (DIC) of the OCIP. This cost should not be passed back to the Owner. Inclusion of “The Project” Site on such insurance policies shall not replace the OCIP coverage or otherwise affect the cost identification requirement in paragraph 11.2.